                                                     Registration No. 33-23566
                                                             File No. 811-5586

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [X]
Pre-Effective Amendment No.                                              [   ]
Post-Effective Amendment No. 29                                            [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]
      Amendment No. 30

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                     OPPENHEIMER CALIFORNIA MUNICIPAL FUND
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               (Exact Name of Registrant as Specified in Charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
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              (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:  (303) 768-3200

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
 Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008
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                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
     [X ]  immediately upon filing pursuant to paragraph (b)
     [   ] on ____________ pursuant to paragraph (b)
     [   ] 60 days after filing pursuant to paragraph (a)(1)
     [   ] on _________________ pursuant to paragraph (a)(1)
     [   ] 75 days after filing pursuant to paragraph (a)(2)
     [   ] on _______________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
    [   ]this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
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Oppenheimer
California Municipal Fund

Prospectus dated October 31, 2007

                                          Oppenheimer California Municipal
                                          Fund is a mutual fund that seeks as
                                          high a level of current interest
                                          income exempt from federal and
                                          California income taxes for
                                          individual investors as is
                                          consistent with preservation of
                                          capital.

                                          This prospectus contains important
                                          information about the Fund's
                                          objective and its investment
                                          policies, strategies and risks. It
                                          also contains important information
                                          about how to buy and sell shares of
                                          the Fund and other account features.
                                          Please read this prospectus
As with all mutual funds, the             carefully before you invest and keep
Securities and Exchange Commission        it for future reference about your
has not approved or disapproved the       account.
Fund's securities nor has it

determined that this prospectus is

accurate or complete. It is a
criminal offense to represent
otherwise.

(OppenheimerFunds logo)

CONTENTS

            ABOUT THE FUND

            The Fund's Investment Objective and Principal Investment Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

            ABOUT YOUR ACCOUNT

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Website

            How to Sell Shares
            Checkwriting
            By Mail
            By Telephone

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends, Capital Gains and Taxes

            Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

     WHAT IS THE FUND'S INVESTMENT OBJECTIVE?  The Fund seeks as high a level of current  interest  income  exempt from federal and  California  income taxes for individual investors as is consistent with preservation of capital.

     What is a Municipal Security? A municipal security essentially is a loan by the buyer of the security to the issuer of the security.  The issuer promises to pay back the principal amount of the loan and normally pays interest exempt from federal individual income taxes.

     What is a Municipal Security? A municipal security essentially is a loan by the buyer of the security to the issuer of the security.  The issuer promises to pay back the principal amount of the loan and normally pays interest exempt from federal individual income taxes.

     WHAT DOES THE FUND MAINLY INVEST IN? The Fund invests  mainly in California municipal  securities  that pay interest  that, in the opinion of counsel to the issuer of each security, is exempt from federal and California individual income
taxes.   These   primarily   include   municipal   bonds  (which  are  long-term
obligations),   municipal  notes  (short-term  obligations),  and  interests  in municipal  leases.  Most of the  securities  the Fund buys  must be  "investment grade" (the four highest  rating  categories of national  rating  organizations, such as Moody's)  although  the Fund also can hold up to 25% of its total assets in lower-rated  securities (sometimes called "junk bonds").  Under normal market conditions, the Fund:

     o attempts to invest 100% of its net assets in municipal securities,

     o as a  fundamental  policy,  invests at least 80% of its net assets
      (plus borrowings for

      investment purposes) in California municipal securities. This includes securities that generate income subject to the alternative minimum tax
      (AMT).

o     the State of California and its political subdivisions (cities, towns and counties, for example),

o     agencies, instrumentalities (which are state-chartered corporations) and public authorities of the State of California, and

o     territories, commonwealths and possessions of the United States (for example, Puerto Rico, Guam, the Virgin Islands and North Mariana Islands).

     Securities  that generate  income subject to alternative  minimum tax (AMT)
will count towards the 80% California municipal securities requirement.

     The Fund does not limit  its  investments  to  securities  of a  particular maturity range, and may hold both short- and long-term  securities.  However, it currently  focuses  on  longer-term  securities  to seek  higher  yields.  These investments are more fully explained in "About the Fund's Investments," below.

     HOW DO THE  PORTFOLIO  MANAGERS  DECIDE WHAT  SECURITIES TO BUY OR SELL? In
selecting  securities  for the  Fund,  the  portfolio  managers  look  primarily throughout  California for municipal securities using a variety of factors which may change over time and may vary in particular  cases.  The portfolio  managers currently look for:

     o Securities  that offer the potential for high current  income,  including unrated bonds.

     o A wide  range of  securities  of  different  issuers  within  the  state, including different

     agencies and  municipalities,  to spread risk o Securities having favorable credit  characteristics

     o Special situations that provide opportunities for value.

     o Securities of smaller issues that might be overlooked by other  investors or funds.

     The  portfolio  managers  may  consider  selling a security if any of these factors no longer applies to a security purchased for the Fund.

     WHO IS THE FUND DESIGNED FOR? The Fund is designed for individual investors who are seeking income exempt from federal and California income taxes. The Fund does  not seek  capital  gains or  growth.  Because  it  invests  in  tax-exempt securities,  the Fund is not  appropriate  for  retirement  plan accounts or for investors seeking capital growth. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

     All  investments  have risks to some  degree.  The Fund's  investments  are subject to changes in their  value from a number of  factors,  described  below.
There is also the risk that poor security  selection by  OppenheimerFunds,  Inc.
(the  "Manager"),  will  cause the Fund to  underperform  other  funds  having a similar  objective.  The share  prices of the Fund will  change  daily  based on changes in market prices of securities and market  conditions and in response to other economic events.

     SPECIAL RISKS OF INVESTING  PRIMARILY IN CALIFORNIA  MUNICIPAL  SECURITIES.
The Fund  generally  invests a  significant  portion of its assets in California municipal  securities.  Because the Fund invests  primarily in the securities of
California municipal securities,  the value of its portfolio investments will be highly  sensitive  to events  affecting  the  fiscal  stability  of the State of
California and its municipalities,  authorities and other instrumentalities that issue  securities.  These  may  include  state or local  legislation  or  policy changes,  erosion  of the  tax  base  of the  state  or one or  more  particular localities,  the effects of possible  terrorist  acts or natural  disasters,  or other  economic  or  credit  problems  affecting  the  state  generally  or  any individual  locality  (which may  directly or  indirectly  affect the state as a whole).  Having a higher  percentage of its assets invested in the securities of fewer issuers, particularly obligations of government issuers of a single state, could result in greater  credit risk exposure to a smaller number of issuers due to economic,  regulatory or political  problems in  California.  These risks are disclosed in more detail in the Fund's Statement of Additional Information.

     U.S. Territories,  Commonwealths and Possessions.  The Fund also invests in obligations  of the  governments  of the  U.S.  Territories,  Commonwealths  and possessions such as Puerto Rico , the Virgin Islands,  Guam and Northern Mariana
Islands to the extent  such  obligations  are  exempt  from the income  taxes of
California.  These  investments also are considered to be "California  municipal securities"  for  purposes  of this  prospectus.  Accordingly,  the  Fund may be adversely  affected by local political and economic  conditions and developments within these U.S.  Territories,  Commonwealths  and  possessions  affecting  the issuers of such obligations.

     CREDIT RISK.  Municipal  securities are subject to credit risk. Credit risk is the risk that the issuer of a municipal  security might not make interest and principal  payments on the  security as they become due. If the issuer  fails to pay  interest,  the Fund's  income may be reduced.  If the issuer fails to repay principal,  the value of that  security and of the Fund's shares may be reduced.
Because  the Fund can  invest  as much as 25% of its total  assets in  municipal securities below investment grade to seek higher income, the Fund's credit risks are  greater  than  those of  funds  that buy  only  investment-grade  bonds.  A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the value of that issuer's securities.

     Special Credit Risks of Lower-Grade Securities. The Fund can invest as much as 25% of its  total  assets in  municipal  securities  below  investment-grade.
Municipal  securities that are rated below investment grade (these are sometimes called "junk bonds") may be subject to greater price  fluctuations  and risks of loss  of  income  and  principal  than  investment-grade  municipal  securities.
Securities that are (or that have fallen) below  investment grade have a greater risk that the issuers might not meet their debt  obligations.  They also may not have an active trading  market,  which means that they would be less liquid than investment  grade  securities  making it harder  for the Fund to sell them at an acceptable price.

     INTEREST RATE RISK.  Municipal  securities  are subject to changes in value when prevailing  interest rates change. When prevailing interest rates fall, the values of already issued  municipal  securities  generally rise. When prevailing interest rates rise, the values of already issued municipal securities generally fall,  and the  securities  (or bonds)  may sell at a  discount  from their face amount. The magnitude of these price changes is generally greater for bonds with longer maturities.  When the average maturity of the Fund's portfolio is longer, its share price may fluctuate more if interest rates change.  The Fund currently focuses on longer-term securities to seek higher income.  Therefore,  the Fund's share price may fluctuate more when interest  rates change.  Callable bonds that the Fund buys are more likely to be called  when  interest  rates fall,  and the
Fund might then have to reinvest the proceeds of the called  instrument in other securities that have lower yields, reducing its income.

     TOBACCO RELATED BONDS.  The Fund may invest in two types of tobacco related bonds: (i) tobacco  settlement revenue bonds, for which payments of interest and principal  are made  solely  from a state's  interest  in the Master  Settlement
Agreement  ("MSA")  described below, and (ii) tobacco bonds subject to a state's appropriation  pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

     o Tobacco  Settlement  Revenue  Bonds.  The Fund may  invest a  significant portion of its assets in tobacco  settlement  revenue bonds.  Tobacco settlement revenue bonds are secured by an issuing state's  proportionate share in the MSA.
The MSA is an  agreement,  reached  out of court in  November  1998,  between 46 states and six other U.S.  jurisdictions  (including  Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers  (Philip Morris, RJ Reynolds,  Brown
&  Williamson,  and  Lorillard).  Subsequently,  a number of smaller tobacco manufacturers  signed on to the MSA,  bringing the current combined market share of participating  tobacco  manufacturers to approximately  92%. The MSA provides for payments  annually by the  manufacturers to the states and  jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting  payments each year.  Tobacco  manufacturers  pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA.

     A number of states have  securitized  the future flow of those  payments by selling  bonds  pursuant  to  indentures,  some  through  distinct  governmental entities  created for such purpose.  The bonds are backed by the future  revenue flow that is used for  principal  and  interest  payments  on the bonds.  Annual payments  on the  bonds,  and  thus  risk to the  Fund,  therefore,  are  highly dependent  on the  receipt  of future  settlement  payments  to the state or its governmental  entity,  as well as other  factors.  The  actual  amount of future settlement payments is dependent on many factors, including, but not limited to, annual domestic cigarette shipments,  cigarette  consumption,  inflation and the financial capability of participating tobacco companies.  As a result,  payments made by  tobacco  manufacturers  could be  reduced  if the  decrease  in tobacco consumption is significantly greater than the forecasted decline.

     Because  tobacco  settlement  bonds are backed by payments from the tobacco manufacturers,  and generally not by the credit of the state or local government issuing  the bonds,  their  creditworthiness  depends on the  ability of tobacco manufacturers  to  meet  their  obligations.  A  market  share  loss  by the MSA companies  to non-MSA  participating  tobacco  manufacturers  could also cause a downward adjustment in the payment amounts. A participating  manufacturer filing for  bankruptcy  also could cause delays or reductions in bond  payments,  which could affect the Fund's net asset value.

     The MSA and tobacco  manufacturers  have been and continue to be subject to various legal claims.  An adverse outcome to any litigation  matters relating to the MSA or affecting  tobacco  manufacturers  could adversely affect the payment streams  associated  with the MSA or cause delays or reductions in bond payments by tobacco  manufacturers.  The MSA itself has been subject to legal  challenges and has, to date,  withstood  those  challenges.  The  Statement  of  Additional
Information  contains more detailed  information about the litigation related to the tobacco industry and the MSA.

     o "Subject  to  Appropriation"  (STA)  Tobacco  Bonds.  In  addition to the tobacco  settlement  bonds discussed  above, the Fund also may invest in tobacco related bonds that are subject to a state's  appropriation  pledge ("STA Tobacco
Bonds").  STA Tobacco  Bonds rely on both the revenue  source from the MSA and a state appropriation pledge.

     These STA Tobacco  Bonds are part of a larger  category of municipal  bonds that are subject to state  appropriation.  Although specific provisions may vary
among  states,   "subject  to   appropriation   bonds"  (also   referred  to  as
"appropriation  debt") are typically  payable from two distinct  sources:  (i) a dedicated  revenue source such as a municipal  enterprise,  a special tax or, in the case of tobacco  bonds,  the MSA funds,  and (ii) from the issuer's  general funds. Appropriation debt differs from a state's general obligation debt in that general  obligation debt is backed by the state's full faith,  credit and taxing power,  while  appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The  appropriation is usually made annually.  While STA Tobacco Bonds offer
an  enhanced  credit  support   feature,   that  feature  is  generally  not  an
unconditional guarantee of payment by a state and states generally do not pledge the full faith,  credit or taxing  power of the state.  The Fund  considers  STA
Tobacco Bonds to be  "municipal  securities"  for purposes of its  concentration policies.

     TAXABILITY  RISK. The Fund will invest in municipal  securities in reliance at the time of  purchase  on an opinion of bond  counsel to the issuer  that the interest  paid on those  securities  will be  excludable  from gross  income for federal  income tax  purposes.  Subsequent to the Fund's  acquisition  of such a municipal security,  however,  the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid  by the  Fund  as  "exempt-interest  dividends"  could  be  adversely affected,  subjecting the Fund's  shareholders  to increased  federal income tax liabilities.

     Under  highly  unusual  circumstances,  the  Internal  Revenue  Service may determine that a municipal bond issued as tax-exempt  should in fact be taxable.
If the Fund held such a bond,  it might  have to  distribute  taxable  income or reclassify  as taxable  ordinary  income  dividends  previously  distributed  as exempt-interest dividends.

     On May 21, 2007,  the U.S.  Supreme Court (the "Court")  agreed to review a
Kentucky  Court of Appeals  decision that held that  Kentucky's  tax on interest
income   derived   from   bonds   issued   by   states   other   than   Kentucky
unconstitutionally  discriminates  against interstate commerce.  At issue in the case,  Department of Revenue v. Davis,  is a Kentucky  statute that exempts from
Kentucky state income taxes the interest income derived from bonds issued by the
Commonwealth  of Kentucky or its  subdivisions  but does not exempt the interest income derived from bonds issued by other states or their subdivisions.

     The Court is expected to hear the case  sometime in or after  October  2007 and  might  issue a  decision  late in 2007 or in 2008.  It is not  possible  to predict what the Court will decide,  but its decision  could have a  substantial impact on municipal  finance,  including  the  issuance  and relative  yields on municipal  securities  of particular  states,  and on mutual funds that focus on municipal  investments.  Among  the  possible  outcomes  of  the  case  are  the following:

     The Court may rule in favor of the Commonwealth of Kentucky,  in which case the Kentucky  statute would be deemed to be valid and the state's  current rules governing the taxation of income derived from municipal bonds would not change.

     The Court may rule against the  Commonwealth  of Kentucky by upholding  the ruling handed down by the Kentucky Court of Appeals and declaring the statute to be unconstitutional. Because the case arises under the federal constitution, the
Court's decision may be applied in other states that have similar statutes. Such a ruling would require Kentucky and such other states to treat income derived on in-state and  out-of-state  bonds equally - either exempting income derived from all  out-of-state  bonds from a state's income tax or taxing income derived from
all  municipal  bonds.   This  might  affect  the  rationale  for  investing  in
single-state  municipal bond funds because,  depending on the relative yields of the municipal bonds of the various states,  this could reduce the attractiveness from an  income  tax  perspective,  of a  state's  own  municipal  bonds  to its residents.

     The Court may also  remand  the case to the  Kentucky  courts  for  further consideration consistent with instructions provided by the Court.

     The case is not expected to affect the federal tax  exemption  for interest derived from municipal bonds.

     BORROWING  FOR  LEVERAGE.  The  Fund can  borrow  from  banks  to  purchase additional  securities,  a technique referred to as "leverage," in amounts up to one-third  of  its  total  assets  (including  the  amount  borrowed)  less  all liabilities and  indebtedness  other than  borrowings.  The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage and may also make the Fund's share price more  sensitive to interest  rate  changes.
The interest on borrowed money is an expense that might reduce the Fund's yield.

     RISKS OF  NON-DIVERSIFICATION.  The Fund is  "non-diversified."  That means that compared to funds that are diversified,  it can invest a greater portion of its assets in the securities of one issuer, such as bonds issued by the state of
California.  Having a higher percentage of its assets invested in the securities of fewer issuers,  particularly  obligations of government issuers of one state, could result in greater fluctuations of the Fund's share prices due to economic, regulatory or political problems in California.

     RISKS IN USING DERIVATIVE INVESTMENTS. The Fund can use derivatives to seek increased  returns or to try to hedge  investment  risks.  In general  terms,  a derivative  investment is an investment  contract  whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures,  swaps and variable rate obligations  including  "inverse floaters" are some examples of derivatives.

     If the issuer of the derivative investment does not pay the amount due, the
Fund  can  lose  money on its  investment.  Also,  the  underlying  security  or investment on which the derivative is based, and the derivative  itself, may not perform the way the Manager  expected it to perform.  If that happens,  the Fund will get less income than expected or its share price could  decline.  To try to preserve  capital,  the Fund has  limits on the  amount of  particular  types of derivatives it can hold. However,  using derivatives can increase the volatility of the  Fund's  share  prices.  Some  derivatives  may be  illiquid,  making  it difficult for the Fund to sell them quickly at an acceptable price.

     When the Fund invests in certain derivatives, for example, inverse floaters with  "shortfall"  agreements  (as  discussed  below) and  swaps,  the Fund must segregate cash or readily  marketable  short-term debt  instruments in an amount equal to the obligation.

     INVERSE  FLOATERS.  The Fund may  invest up to 20% of its  total  assets in
"inverse  floaters" to seek greater income and total return.  An inverse floater typically  is  a  derivative  instrument  created  by a  trust  that  divides  a fixed-rate  municipal  security  into  two  securities:  a  short-term  tax free floating  rate  security and a long-term  tax free  floating  rate security (the inverse floater) that pays interest at rates that move in the opposite direction of the yield on the short-term  floating rate security.  As short-term  interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income)  and as  short-term  interest  rates fall,  inverse  floaters produce more current income.

     Certain  inverse  floaters are created when the Fund purchases a fixed-rate municipal  security  and  subsequently  transfers  it  to a  broker-dealer  (the sponsor). The sponsor sells the municipal security to a trust. The trust creates the  inverse  floater,  pursuant  to an  arrangement  that  enables  the Fund to withdraw the underlying  bond to collapse the inverse  floater (upon the payment of the value of the short-term  security and certain costs).  Additionally,  the
Fund may be able to  purchase  inverse  floaters  created by  municipal  issuers directly or by other parties depositing securities into a sponsored trust.

     The Fund may also enter into  "shortfall and  forbearance"  agreements with respect to inverse  floaters.  Under those  agreements,  on  liquidation  of the trust,  the Fund is  committed  to pay the  trust  the  difference  between  the liquidation value of the underlying  municipal bond on which the inverse floater is based and the  principal  amount  payable to the  holders  of the  short-term floating rate security that is based on the same underlying  municipal security.
Although  the Fund has the risk that it may be required to make such  additional payment,  these  agreements may offer higher  interest  payments than a standard inverse floater.

     The Fund's  investments in inverse floaters may involve  additional  risks.
The  market  value of  inverse  floaters  can be more  volatile  than  that of a
conventional   fixed-rate  bond  having  similar  credit   quality,   redemption
provisions and maturity.  Typically, inverse floaters tend to underperform fixed rate  bonds  in a  rising  long-term  interest  rate  environment,  but  tend to outperform  fixed  rate  bonds in a falling or stable  long-term  interest  rate environment.  Inverse  floaters all entail some degree of  leverage.  An inverse floater  that has a higher  degree of  leverage  usually is more  volatile  with respect to its price and income than an inverse  floater that has a lower degree of leverage.  Some inverse floaters have a "cap," so that if interest rates rise above the "cap," the security pays additional  interest income.  If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proved worthless.

     Because of the  accounting  treatment for inverse  floaters  created by the
Fund's transfer of a municipal bond to a trust, the Fund's financial  statements reflect these  transactions  as "secured  borrowings,"  which affects the Fund's expense  ratios,  statements of income and assets and liabilities and causes the
Fund's Statement of Investments to include the underlying  municipal bond. These
transactions  do  not  constitute   "borrowings"  for  purposes  of  the  Fund's
limitations on borrowing money.

     HOW RISKY IS THE FUND OVERALL?  The risks described above collectively form the  overall  risk  profile  of the Fund and can  affect the value of the Fund's
investments,   its  investment  performance,  and  the  prices  of  its  shares.
Particular  investments and investment  strategies also have risks.  These risks mean that you can lose money by  investing  in the Fund.  When you  redeem  your shares,  they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

     The value of the Fund's  investments  will change over time due to a number of factors. They include changes in general bond market movements, the change in value of particular  bonds because of an event affecting the issuer,  or changes in  interest  rates that can affect bond prices  overall.  The Fund  focuses its investments  in California  and is  non-diversified.  The Fund will therefore be vulnerable to the effects of economic  changes that affect  California  issuers.
These changes can affect the value of the Fund's  investments and its prices per share. In the OppenheimerFunds spectrum, the Fund is more conservative than some types of taxable bond funds, such as high yield bond funds, but has greater risk than money market funds.

     An investment in the Fund is not a deposit of any bank,  and is not insured or  guaranteed  by the  Federal  Deposit  Insurance  Corporation  or  any  other government agency.

The Fund's Past Performance

     The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's  performance (for its Class A shares)
from year to year for the last 10 calendar  years and by showing how the average annual total returns of the Fund's shares, both before and after taxes,  compare to those of a  broad-based  market index.  The  after-tax  returns for the other classes of shares will vary.

     The after-tax  returns are shown for Class A shares only and are calculated using the historical  highest  individual  federal  marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes.  The  after-tax  returns  are  calculated  based on  certain  assumptions mandated by regulation and your actual  after-tax  returns may differ from those shown,  depending on your  individual tax situation.  The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the
Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

See appendix to prospectus  for data in bar chart showing the annual total return]

     Sales charges and taxes are not included in the  calculations  of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

     For the period from 1/1/07  through  9/30/07,  the  cumulative  return (not annualized) before taxes for Class A shares of the Fund was -3.93%.

     During  the  period  shown  in the  bar  chart,  the  highest  return  (not annualized)  before taxes for a calendar  quarter was 6.37% (3rd Qtr'04) and the lowest return (not  annualized)  before taxes for a calendar  quarter was -4.41%
(2nd Qtr'04).

----------------------------------------------------------------------------
Average Annual Total Returns
for    the    periods    ended
December 31, 2006                   1 Year            5 Years          10 Years
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class A Shares  (inception

11/03/88)                            2.59%             7.16%             6.01%
  Return Before Taxes                2.59%             7.16%             5.99%
  Return After Taxes on              3.41%             6.92%             5.88%
  Distributions
  Return  After  Taxes  on
  Distributions  and  Sale
  of Fund Shares

-----------------------------------------------------------------------------
Class  B   Shares   (inception       1.87%             7.07%             6.05%
05/03/93)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class  C   Shares   (inception
11/01/95)                          5.90%             7.39%             5.71%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Lehman Brothers Municipal            4.84%             5.53%             5.76%
Bond Index (reflects no
deduction for fees, expenses
or taxes)
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Consumer Price Index                 2.54%             2.69%             2.44%

------------------------------------------------------------------------------

     The Fund's average annual total returns include  applicable  sales charges:
for Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-years);  and for Class
C, the 1% contingent deferred sales charge for the 1-year period.  Because Class
B shares convert to Class A shares 72 months after purchase,  Class B "10 Years"
performance does not include any contingent deferred sales charge and uses Class
A  performance  for  the  period  after  conversion.  The  returns  measure  the performance of a hypothetical  account and assume that all dividends and capital gains  distributions  have been reinvested in additional shares. The performance of the Fund's shares is compared to Lehman  Brothers  Municipal  Bond Index,  an unmanaged index of a broad range of  investment-grade  municipal bonds that is a measure of the general  municipal bond market.  The index  performance  includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes.  The  Fund's  investments  vary  from  those  in the  index.  The  Fund's performance also is compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate.

Fees and Expenses of the Fund

     The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold  shares of the Fund.  The Fund pays a variety of expenses directly for management of its assets, administration,  distribution of its shares and other  services.  Those expenses are  subtracted  from the Fund's assets to  calculate  the Fund's net asset  values per share.  All  shareholders therefore  pay  those  expenses  indirectly.  Shareholders  pay  other  expenses directly,  such as sales charges and account  transaction  charges.  The numbers below are based on the Fund's  expenses  during  its fiscal  year ended July 31,
2007.

--------------------------------------------------------------

Shareholder Fees (charges paid directly from your
investment):
--------------------------------------------------------------
--------------------------------------------------------------
                            Class A     Class B     Class C
                            Shares      Shares      Shares
--------------------------------------------------------------
--------------------------------------------------------------
Maximum Sales Charge         4.75%       None        None
(Load) on purchases
(as % of offering price)
--------------------------------------------------------------
--------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as % of
the lower of the            None(1)      5%(2)       1%(3)
original offering price
or redemption proceeds)
--------------------------------------------------------------

Annual Fund Operating Expenses (deducted
from Fund assets):
(% of average daily net assets)

-------------------------------------------------------------

                           Class A    Class B
                                                   Class C
                             Shares     Shares     Shares

-------------------------------------------------------------
-------------------------------------------------------------

Management Fees              0.42%      0.42%       0.42%

-------------------------------------------------------------
-------------------------------------------------------------

Distribution and/or          0.25%      1.00%       1.00%
Service (12b-1) Fees

-------------------------------------------------------------
-------------------------------------------------------------

Total Other Expenses         0.62%      0.66%       0.64%

-------------------------------------------------------------
-------------------------------------------------------------

       Interest and
Related Expenses
       from Inverse          0.48%      0.48%       0.48%
Floaters(4)

-------------------------------------------------------------
-------------------------------------------------------------

       Other Expenses        0.14%      0.18%       0.16%

-------------------------------------------------------------
-------------------------------------------------------------

Total Annual Operating       1.29%      2.08%       2.06%
Expenses

-------------------------------------------------------------

     Expenses may vary in future years.  "Other Expenses" include transfer agent fees,  custodial fees, and accounting and legal expenses that the Fund pays. The
"Other Expenses" in the table are based on among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a  voluntary  undertaking  to the Fund to limit  those  fees to 0.35% of average daily net  assets per  fiscal  year for all  classes.  That  undertaking  may be amended or  withdrawn  at any time.  For the Fund's  fiscal  year ended July 31,
2007,  the transfer agent fees did not exceed the expense  limitation  described above

     1. A Class A contingent  deferred  sales charge may apply to redemptions of investments of $1 million or more. See "How to Buy Shares" for details.

     2. Applies to redemptions in the first year after purchase.  The contingent deferred sales charge gradually  declines from 5% to 1% during years one through six and is eliminated after that.

     3. Applies to shares redeemed within 12 months of purchase.

     4. "Interest and Related  Expenses from Inverse  Floaters"  include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those  expenses  are  liabilities  with respect to interest  paid on  short-term floating rate notes issued by the trusts whose inverse floater  certificates are held by the Fund.  Under accounting  rules, the Fund also recognizes  additional income in an amount that directly corresponds to these expenses.  Therefore, the
Fund's net asset values per share and total  returns  have not been  affected by these additional  expenses.  Those expenses affected the statement of the Fund's
"Total Other Expenses" and "Total Annual Operating  Expenses" in the table above and the Examples below.

     EXAMPLES.  The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual  funds.  The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

     The first example  assumes that you redeem all of your shares at the end of those  periods.  The second  example  assumes  that you keep your  shares.  Both examples also assume that your investment has a 5% return each year and that the class's  operating  expenses remain the same. Your actual costs may be higher or lower because  expenses  will vary over time.  Based on these  assumptions  your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:     1 Year        3 Years       5 Years      10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A Shares                    $601          $867        $1,153       $1,967

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B Shares                    $713          $958        $1,330      $2,041*

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class C Shares                    $311          $652        $1,120       $2,414

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   If shares are not        1 Year        3 Years       5 Years      10 Years
       redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A Shares                    $601          $867        $1,153       $1,967

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B Shares                    $213          $658        $1,130      $2,041*

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class C Shares                    $211          $652        $1,120       $2,414

--------------------------------------------------------------------------------

     In the first example, expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges. In the second example,  the Class A expenses include the sales charge,  but Class B and
Class C expenses do not include contingent deferred sales charges.

     * Class B  expenses  for years 7 through  10 are based on Class A  expenses since  Class B shares  automatically  convert to Class A shares 72 months  after purchase.

About the Fund's Investments

     THE FUND'S PRINCIPAL  INVESTMENT  POLICIES AND RISKS. The allocation of the
Fund's  portfolio among different types of investments will vary over time based on the Manager's  evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments  described in this prospectus.

     The Manager  tries to reduce risks by selecting a wide variety of municipal investments and by carefully  researching  securities before they are purchased.
However,  changes in the overall  market prices of municipal  securities and the income they pay can occur at any time.  The yields and share  prices of the Fund will change  daily  based on changes in market  prices of  securities,  interest rates and market  conditions  and in  response  to other  economic  events.  The
Statement of Additional Information contains more detailed information about the
Fund's investment policies and risks.

     Municipal Securities. The Fund buys municipal bonds and notes, certificates of  participation  in municipal  leases and other debt  obligations.  These debt obligations are issued by the state of California and its political subdivisions
(such  as  cities,  towns,  counties,  agencies  and  authorities).   California
municipal  securities  are  municipal  securities  that are not  subject (in the opinion of bond counsel to the issuer at the time they are issued) to California individual income tax. The term "California  municipal securities" also includes debt  securities of the  governments  of certain  possessions,  territories  and commonwealths  of the United States if the interest is not subject to California individual income tax.

     Some debt securities,  such as zero-coupon  securities,  do not pay current interest.  Other securities may be subject to calls by the issuer (to redeem the debt) or to prepayment prior to their stated maturity.

     The Fund can also buy other municipal  securities issued by the governments of the  District  of  Columbia  and of other  states as well as their  political
subdivisions,   authorities   and  agencies,   and  securities   issued  by  any
commonwealths,  territories  or  possessions  of the  United  States,  or  their respective agencies,  instrumentalities or authorities,  if the interest paid on the security is not subject to federal  individual income tax (in the opinion of bond counsel to the issuer at the time the security is issued).

     Municipal  securities  are issued to raise money for a variety of public or private  purposes,  including  financing state or local  governments,  financing specific  projects  or  financing  public  facilities.  The  Fund  can buy  both long-term and  short-term  municipal  securities.  Long-term  securities  have a maturity  of more than one  year.  The Fund  generally  focuses  on  longer-term securities, to seek higher income.

     The Fund can buy  municipal  securities  that  are  "general  obligations,"
secured by the  issuer's  pledge of its full faith,  credit and taxing power for the  payment  of  principal  and  interest.  The  Fund  can  also  buy  "revenue obligations,"  payable only from the revenues derived from a particular facility or class of facilities,  or a specific excise tax or other revenue source.  Some revenue  obligations are industrial  development and private activity bonds that pay interest that may be a tax preference item for investors  subject to federal alternative  minimum tax. The Fund selects  investments  without  regard to this type of tax instrument.

     Municipal Lease  Obligations.  Municipal leases are used by state and local governments to obtain funds to acquire land,  equipment or facilities.  The Fund can invest in  certificates  of  participation  that  represent a  proportionate interest in payments made under  municipal  lease  obligations.  Most  municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis.

     If the municipal  government stops making payments or transfers its payment obligations  to a private  entity,  the  obligation  could  lose value or become taxable.  Although  the  obligation  may be secured by the leased  equipment  or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult,  time consuming and costly, and may result in a delay in  recovering or the failure to recover the original  investment.  Some lease obligations may not have an active trading market, making it difficult for the Fund to sell them quickly at an acceptable price.

     Ratings  of  Municipal  Securities  the Fund  Buys.  Most of the  municipal securities  the  Fund  buys are  "investment  grade"  at the  time of  purchase.
However,  the Fund can  invest as much as 25% of its total  assets in  municipal securities  that are not  "investment  grade"  at the time of  purchase  to seek higher  income.  "Investment  grade"  securities are those rated within the four highest rating categories of Moody's,  Standard &  Poor's,  Fitch or another nationally recognized rating organization, or (if unrated) judged by the Manager to be comparable to rated investment  grade  securities.  Rating  categories are described in the Statement of Additional Information.  A reduction in the rating of a security after the Fund buys it will not automatically  require the Fund to dispose of that security. However, the Manager will evaluate those securities to determine whether to keep them in the Fund's portfolio.

     The  Manager  may rely to some  extent  on  credit  ratings  by  nationally recognized rating agencies in evaluating the credit risk of securities  selected for the Fund's  portfolio.  It may also use its own research and analysis.  Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security may change over time.

     The  Fund  can  invest a  significant  portion  of its  assets  in  unrated securities.  If a security the Fund buys is not rated,  the Manager will use its judgment to assign a rating that it believes is  comparable  to that of a rating organization.  Some of these unrated  securities  may not have an active trading market, which means that the Fund might have difficulty valuing them and selling them promptly at an acceptable price.

     CAN THE FUND'S INVESTMENT  OBJECTIVE AND POLICIES CHANGE?  The Fund's Board
of Trustees can change  non-fundamental  policies without shareholder  approval, although significant changes will be described in amendments to this prospectus.
Fundamental policies cannot be changed without the approval of a majority of the
Fund's  outstanding  voting  shares.  The  Fund's  investment   objective  is  a
fundamental policy.  Other investment policies that are fundamental policies are listed in the  Statement of  Additional  Information.  An  investment  policy or technique  is  not  fundamental  unless  this  prospectus  or the  Statement  of
Additional Information says that it is.

     OTHER INVESTMENT  STRATEGIES.  To seek its objective,  the Fund can use the investment  techniques and  strategies  described  below.  The Manager might not always use all of them. These  techniques have risks,  although some of them are designed to help reduce overall investment or market risks.

     Floating  Rate/Variable  Rate Obligations.  Some municipal  securities have variable or floating  interest  rates.  Variable  rates are adjustable at stated
periodic intervals.  Floating rates are automatically  adjusted in relation to a specified  market  rate such as the prime  rate of a bank,  or the  91-day  U.S.
Treasury Bill rate.  These  obligations may be secured by bank letters of credit or other credit support arrangements and can include  "participation  interests"
purchased  from banks that give the Fund an  undivided  interest  in a municipal obligation in proportion to its investment.

     Other Derivatives.  The Fund can also invest in other derivative securities that pay  interest  that depend on the change in value of an  underlying  asset, interest rate or index. Examples are interest rate swaps, municipal bond indices or swap indices.

     Hedging. The Fund can buy and sell futures contracts, put and call options, or enter  into  interest  rate swap  agreements.  These are all  referred  to as
"hedging instruments." The Fund does not use hedging instruments for speculative purposes  and has  limits  on the use of  them.  The Fund  does not use  hedging instruments to a substantial degree.

     Hedging  involves  risk.  If the Manager uses a hedging  instrument  at the
wrong  time  or  judges  market  conditions   incorrectly,   the  hedge  may  be
unsuccessful  and the strategy  could reduce the Fund's  return.  The Fund could also experience  losses if the prices of its futures and options  positions were not  correlated  with its  other  investments  or if it could  not  close  out a position because of an illiquid market for the future or option.

     When-Issued  and  Delayed-Delivery  Transactions.  The  Fund  may  purchase municipal  securities  on a  "when-issued"  basis and may  purchase or sell such securities on a  "delayed-delivery"  basis. Between the purchase and settlement, no payment is made for the  security  and no interest  accrues to the buyer from the investment. There is a risk of loss to the Fund if the value of the security declines prior to the settlement date.

     Puts and Stand-By Commitments.  The Fund can acquire "stand-by commitments"
or "puts" with  respect to municipal  securities.  The Fund obtains the right to sell specified securities at a set price on demand to the issuing  broker-dealer or bank.  However,  this  feature  may  result in a lower  interest  rate on the security.  The Fund  acquires  stand-by  commitments  or puts  solely to enhance portfolio liquidity.

     Illiquid  Securities.  Investments may be illiquid because they do not have an active trading  market,  making it difficult to value them or dispose of them promptly at an acceptable  price.  The Fund will not invest more than 15% of its net assets in illiquid  securities.  The Manager  monitors  holdings of illiquid securities  on an ongoing  basis to  determine  whether to sell any  holdings to maintain adequate liquidity.

     Portfolio Turnover. A change in the securities held by the Fund is known as
"portfolio  turnover." The Fund can engage in active and frequent trading to try to achieve  its  objective,  and may have a high  portfolio  turnover  rate (for example, over 100%). While increased portfolio turnover creates higher brokerage and transactions cost for the Fund (and may reduce  performance),  in most cases the Fund does not pay brokerage  commissions on debt  securities it buys. If the
Fund  realizes  capital  gains  when it  sells  its  portfolio  investments,  it generally  must pay those gains out to  shareholders,  increasing  their taxable distributions.

     Temporary  Defensive.  In times of  unstable  adverse  market,  economic or political  conditions,  the Fund can  invest up to 100% of its  total  assets in temporary investments that are inconsistent with the Fund's principal investment strategies.  This may happen when the Manager  believes that unstable or adverse market,  economic or  political  conditions  might erode the value of the Fund's portfolio.  Generally, such investments would be short-term municipal securities but could be taxable short-term debt securities.  The Fund also might hold these types of  securities  pending the  investment  of proceeds from the sale of Fund shares  or  portfolio  securities  or to meet  anticipated  redemptions  of Fund shares.  The income from some of these  investments  may not be  tax-exempt  and therefore to the extent the Fund invests in these  securities,  such investments might be inconsistent with the Fund's investment objective.

     PORTFOLIO   HOLDINGS.   The  Fund's  portfolio  holdings  are  included  in
semi-annual  and annual reports that are distributed to shareholders of the Fund within 60 days  after the close of the  period  for which  such  report is being made.  The Fund also  discloses  its  portfolio  holdings in its  Statements  of
Investments  on Form N-Q,  which  are filed  with the  Securities  and  Exchange
Commission  no later than 60 days after the close of its first and third  fiscal quarters.  These required  filings are publicly  available at the Securities and
Exchange Commission. Therefore, portfolio holdings of the Fund are made publicly available  no later than 60 days  after the close of each of the  Fund's  fiscal quarters.

     A description  of the Fund's  policies and  procedures  with respect to the disclosure  of the  Fund's  portfolio  securities  is  available  in the  Fund's
Statement of Additional Information.

How the Fund is Managed

     THE MANAGER.  The Manager  chooses the Fund's  investments  and handles its day-to-day business. The Manager carries out its duties, subject to the policies established  by the  Fund's  Board of  Trustees,  under an  investment  advisory agreement  that states the Manager's  responsibilities.  The agreement  sets the fees the Fund pays to the Manager and  describes  the expenses  that the Fund is responsible to pay to conduct its business.

     The Manager has been an investment  adviser since 1960. The Manager and its subsidiaries and controlled  affiliates managed more than $260 billion in assets as of September 30, 2007,  including  other  Oppenheimer  funds with more than 6 million  shareholder  accounts.  The  Manager is located at Two World  Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

     Advisory Fees. Under the investment advisory  agreement,  the Fund pays the
Manager an advisory  fee at an annual rate which  declines as the Fund's  assets grow: 0.60% of the first $200 million of average annual net assets, 0.55% of the next  $100  million,  0.50% of the next  $200  million,  0.45% of the next  $250 million,  0.40% of the next $250 million, and 0.35% of average annual net assets over $1 billion.  The Manager has  voluntarily  agreed to waive a portion of its management  fee so that the  "Management  Fees" will not exceed 0.55% of average annual net assets for each class of shares.  This voluntary  undertaking  may be amended or withdrawn by the Manager at any time without  shareholder notice. The
Fund's management fee for its last fiscal year ended July 31, 2007, was 0.42% of average annual net assets for each class of shares and therefore, the management fee limitation was not exceeded.

     A discussion regarding the basis for the Board of Trustees' approval of the
Fund's  investment  advisory  contract is  available  in the Fund's  Semi-Annual
Report to shareholders for the six month period ended January 31, 2007.

     Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals,  including  Ronald  H.  Fielding,  Daniel G.  Loughran,  Scott S.
Cottier,  Troy E.  Willis,  Mark R.  DeMitry,  Marcus V.  Franz and  Michael  L.
Camarella,  who are primarily  responsible for the day-to-day  management of the
Fund's investments.

     Mr. Fielding has been a Vice President and Senior Portfolio  Manager of the
Fund since January 1996.  Mr.  Fielding has been a Senior Vice  President of the
Manager  since  January 1996.  He is the chief  strategist,  a Senior  Portfolio
Manager, an officer, and a trader for the Fund and other Oppenheimer funds.

     Mr. Loughran has been a Vice President of the Fund since October 2005 and a
Senior  Portfolio  Manager of the Fund since  April  2001.  Mr.  Loughran  was a
Portfolio  Manager  of the  Fund  from  since  April  2001  and has  been a Vice
President  of the Manager  since 1999.  He is team  leader,  a Senior  Portfolio
Manager, an officer and a trader for the Fund and other Oppenheimer funds.

     Mr.  Cottier has been a Vice President of the Fund since October 2005 and a
Senior  Portfolio  Manager of the Fund since 2002.  Mr.  Cottier has been a Vice
President of the Manager since 2002.  Prior to joining the Manager in 2002,  Mr.
Cottier was a portfolio  manager and trader at Victory  Capital  Management from
1999 to 2002. He is a Senior Portfolio Manager,  an officer and a trader for the
Fund and other Oppenheimer funds.

     Mr.  Willis has been a Vice  President of the Fund since October 2005 and a
Senior  Portfolio  Manager of the Fund since  January  2006.  He was a Portfolio
Manager  of the Fund from May 2003 to  December  2005.  Mr.  Willis  has been an
Assistant  Vice  President of the Manager since July 2005.  Prior to joining the
Manager in 2003, Mr. Willis was a Corporate Attorney for Southern Resource Group
from 1999 to 2003. He is a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

     Mr. DeMitry has been an Associate  Portfolio Manager of the Fund and of the
Manager since September 2006. Mr. DeMitry was a Research  Analyst of the Manager
from June 2003 to August 2006. He was a Credit  Analyst of the Manager from July
2001 to May 2003. He is an Associate Portfolio Manager and a trader for the Fund and other Oppenheimer funds.

     Mr.  Franz has been an Associate  Portfolio  Manager of the Fund and of the
Manager since  September  2006. Mr. Franz was a Research  Analyst of the Manager
from June 2003 to August  2006.  Prior to joining the  Manager,  Mr. Franz was a summer  intern  in the  Securities  Division  at  TIAA-CREF  from  June  2002 to
September 2002. He is an Associate  Portfolio  Manager and a trader for the Fund and other Oppenheimer funds.

     Mr.  Camarella is a Research  Analyst for the Fund.  He has been a Research
Analyst of the Manager since February  2006. Mr.  Camarella was a Credit Analyst of the Manager from June 2003 to January 2006. Prior to joining the Manager,  he was  employed as an  Investment  Banking  Analyst  for  Wachovia  Securities  in
Charlotte,  North  Carolina  from January 2000 to June 2002. He is also a trader for the Fund and other Oppenheimer funds.

     Additional   information  about  the  Fund's  Portfolio   Management  Team,
including compensation,  other accounts managed and ownership of Fund shares, is provided in the Statement of Additional Information.

ABOUT YOUR ACCOUNT

How to Buy Shares

     You  can  buy  shares  several  ways,  as  described   below.   The  Fund's
Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to
accept  purchase  (and  redemption)   orders.  The  Distributor,   in  its  sole
discretion, may reject any purchase order for the Fund's shares.

     Buying Shares  Through Your Dealer.  You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor.
Your dealer will place your order with the Distributor on your behalf.  A broker or dealer may charge a processing fee for that service. Your account information will be shared  with the  dealer you  designate  as the dealer of record for the account.

     Buying Shares Through the  Distributor.  Complete an  OppenheimerFunds  new
account  application  and return it with a check  payable  to  "OppenheimerFunds
Distributor,  Inc." Mail it to P.O. Box 5270, Denver,  Colorado 80217. If you do
not list a dealer on the  application,  Class A shares  are your  only  purchase option.  The  Distributor  will act as your  agent  in  buying  Class A  shares.
However,  we recommend that you discuss your investment with a financial advisor before  you make a  purchase  to be sure that the Fund is  appropriate  for you.
Class B and Class C shares may not be purchased by a new investor  directly from
the   Distributor   without  the   investor   designating   another   registered
broker-dealer.  If a current  investor  no longer has another  broker-dealer  of record  for an  existing  Class  B and  Class  C  account,  the  Distributor  is automatically  designated  as the  broker-dealer  of record,  but solely for the purpose of acting as the investor's agent to purchase the shares.

     o Paying by Federal Funds Wire.  Shares  purchased  through the Distributor may be paid for by Federal  Funds  wire.  The minimum  wire  purchase is $2,500.
Before sending a wire, call the Distributor's  Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.

     o Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you
can pay for shares by electronic funds transfers from your bank account.  Shares are  purchased  for your  account by a transfer of money from your bank  account through the  Automated  Clearing  House  (ACH)  system.  You can  provide  share purchase  instructions  automatically,  under an Asset Builder  Plan,  described below,  or by telephone  instructions  using  OppenheimerFunds  PhoneLink,  also described below. Please refer to "AccountLink," below for more details.

     o Buying Shares Through Asset Builder Plans. You may purchase shares of the
Fund  automatically  from your account at a bank or other financial  institution under an Asset Builder Plan with  AccountLink.  Details are in the Asset Builder application and the Statement of Additional Information.

     WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares  with  a  minimum  initial  investment  of  $1,000  and  make  additional investments  at any time  with as  little as $50.  There  are  reduced  minimums available under the following special investment plans:

     o By using an Asset Builder Plan or Automatic Exchange Plan (details are in the Statement of Additional Information),  or government allotment plan, you can make an  initial  investment  for as  little  as $500.  The  minimum  subsequent investment is $50,  except that for any account  established  under one of these plans prior to November 1, 2002, the minimum  additional  investment will remain
$25.

     o A  minimum  initial  investment  of $250  applies  to  certain  fee based programs that have an agreement  with the  Distributor.  The minimum  subsequent investment for those programs is $50.

     o  The  minimum  investment  requirement  does  not  apply  to  reinvesting dividends  from the Fund or other  Oppenheimer  funds (a list of them appears in the Statement of Additional Information,  or you can ask your dealer or call the
Transfer Agent), or reinvesting  distributions  from unit investment trusts that have made arrangements with the Distributor.

     AT WHAT PRICE ARE SHARES  SOLD?  Shares  are sold at their  offering  price which is the net asset  value per  share  plus any  initial  sales  charge  that applies.  The offering  price that  applies to a purchase  order is based on the next  calculation  of the net  asset  value  per  share  that is made  after the
Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor  receives the order.  Your financial  advisor can provide you with more  information  regarding  the time you must submit your purchase order and whether the adviser is an authorized agent for the receipt of purchase orders.

     Net Asset Value.  The Fund  calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (the "NYSE"),  on each day the NYSE is open for  trading  (referred  to in this  prospectus  as a  "regular business  day").  The NYSE normally  closes at 4:00 p.m.,  Eastern time, but may close earlier on some days.  All  references to time in this  prospectus  are to
"Eastern time."

     The net asset value per share for a class of shares on a "regular  business day" is determined  by dividing the value of the Fund's net assets  attributable to that class by the number of shares of that class  outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations.  If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's  judgment) or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally  traded,  that security may be valued by another method that the Board of Trustees  believes  accurately reflects the fair value.

     The Board has adopted  valuation  procedures for the Fund and has delegated the day-to-day  responsibility  for fair value  determinations  to the Manager's
Valuation  Committee.  Fair value  determinations  by the Manager are subject to review,  approval and  ratification  by the Board at its next scheduled  meeting after the fair valuations are determined.  In determining whether current market prices are readily available and reliable,  the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for  significant  events  that it  believes in good faith will affect the market prices of the  securities of issuers held by the Fund.  Those may include events affecting  specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting  securities markets (for  example,  a securities  market  closes early  because of a natural disaster).  The Fund uses fair value  pricing  procedures  to  reflect  what the
Manager  and  the  Board  believe  to be more  accurate  values  for the  Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share.

     If, after the close of the principal market on which a security held by the
Fund is traded and  before the time as of which the Fund's net asset  values are calculated  that day, an event occurs that the Manager learns of and believes in the exercise of its judgment  will cause a material  change in the value of that security from the closing price of the security on the principal market on which it is traded,  the Manager will use its best  judgment to determine a fair value for that security.

     The Offering Price.  For you to receive the offering price for a particular day, the Distributor or its designated  agent must receive your order, in proper form as described in this  prospectus,  by the time the NYSE closes that day. If your order is  received on a day when the NYSE is closed or after it has closed, the order will receive the next  offering  price that is  determined  after your order is  received.  Buying  Through  a Dealer.  If you buy  shares  through  an authorized  dealer,  your dealer must receive the order by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it is closed,  the order will  receive the next offering price that is determined.

     WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors three
different  classes  of  shares.   The  different  classes  of  shares  represent
investments in the same portfolio of securities,  but the classes are subject to different  expenses and will likely have  different  share prices.  When you buy shares,  be sure to specify  the class of shares.  If you do not choose a class, your investment will be made in Class A shares.

     Class A Shares. If you buy Class A shares,  you pay an initial sales charge
(on  investments  up to $1  million).  The amount of that sales charge will vary depending  on the amount you invest.  The sales  charge rates are listed in "How
Can You Buy Class A Shares?" below.

     Class B Shares.  If you buy Class B shares,  you pay no sales charge at the time of purchase,  but you will pay an annual  asset-based  sales charge. If you sell  your  shares  within 6 years of  buying  them,  you  will  normally  pay a contingent  deferred sales charge.  That contingent deferred sales charge varies depending  on how long you own your  shares,  as  described  in "How Can You Buy
Class B Shares?" below.

     Class C Shares.  If you buy Class C shares,  you pay no sales charge at the time of purchase,  but you will pay an annual  asset-based  sales charge. If you sell your  shares  within 12 months of  buying  them,  you will  normally  pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class
C Shares?" below.

     WHICH CLASS OF SHARES  SHOULD YOU CHOOSE?  Once you decide that the Fund is an  appropriate  investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial  advisor.  Some factors to consider are how much you plan to invest  and how  long  you  plan to hold  your  investment.  If your  goals  and objectives  change over time and you plan to  purchase  additional  shares,  you should  re-evaluate those factors to see if you should consider another class of shares.  The  Fund's  operating  costs  that  apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

     The  discussion  below  is  not  intended  to  be  investment  advice  or a recommendation,  because each investor's financial considerations are different.
The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course,  these examples are based on  approximations  of the effects of current  sales  charges and expenses projected over time, and do not detail all of the  considerations in selecting a class of shares.  You should analyze your options  carefully with your financial advisor before making that choice.

     How Long Do You  Expect to Hold Your  Investment?  While  future  financial needs cannot be predicted  with  certainty,  knowing how long you expect to hold your investment  will assist you in selecting the  appropriate  class of shares.
Because of the effect of class-based  expenses,  your choice will also depend on how much you plan to invest.  For example,  the reduced sales charges  available for larger  purchases  of Class A shares  may,  over time,  offset the effect of paying an initial sales charge on your  investment,  compared to the effect over time of higher class-based expenses on shares of Class B or Class C.

     o Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your  shares for not more than six  years),  you should most likely invest in Class A or Class C shares rather than Class B shares.  That is because of the  effect of the Class B  contingent  deferred  sales  charge if you redeem within six years, as well as the effect of the Class B asset-based  sales charge on the investment return for that class in the short-term.  Class C shares might be the  appropriate  choice  (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares,  and the  contingent deferred  sales charge does not apply to amounts you sell after holding them one year.

     However,  if you plan to invest more than  $100,000  for the shorter  term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales  charge on Class C shares will have a greater  impact on your account over the longer term than the reduced  front-end  sales charge  available  for larger purchases of Class A shares.

     If you invest $1 million or more,  in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. The
Distributor  normally will not accept  purchase orders of more than $100,000 for
Class B shares or $1 million or more of Class C shares  from a single  investor.
Dealers or other financial intermediaries  purchasing shares for their customers in omnibus accounts are responsible for compliance with those limits.

     o Investing for the Longer Term.  If you are  investing  less than $100,000 for the  longer-term,  and do not  expect to need  access to your money for more than six years, Class B shares may be appropriate.

     Are There  Differences in Account Features That Matter to You? Some account features  may not be  available  to  Class B and  Class  C  shareholders.  Other features may not be advisable (because of the effect of the contingent  deferred sales  charge)  for  Class B and Class C  shareholders.  Therefore,  you  should carefully  review how you plan to use your  investment  account before  deciding which class of shares to buy.

     Additionally,  the  dividends  payable to Class B and Class C  shareholders will be reduced by the  additional  expenses borne by those classes that are not borne by Class A  shares,  such as the  Class B and  Class C  asset-based  sales charge  described  below and in the Statement of Additional  Information.  Also,
checkwriting is not available on accounts subject to a contingent deferred sales charge.

     How Do Share Classes Affect  Payments to Your Broker?  A financial  advisor may  receive  different  compensation  for  selling one class of shares than for selling  another  class.  It is important  to remember  that Class B and Class C contingent  deferred sales charges and  asset-based  sales charges have the same purpose as the front-end sales charge on sales of Class A shares:  to compensate the  Distributor  for  concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to  securities  dealers or financial  institutions  based upon the value of shares of the Fund held by the dealer or financial institution for its own account or for its customers.

     HOW CAN YOU BUY CLASS A SHARES?  Class A shares are sold at their  offering price, which is normally net asset value plus an initial sales charge.  However, in some cases,  described  below,  purchases are not subject to an initial sales charge,  and the  offering  price will be the net asset  value.  In other cases, reduced sales charges may be available,  as described  below or in the Statement of Additional  Information.  Out of the amount you invest, the Fund receives the net asset value to invest for your account.

     The sales charge varies depending on the amount of your purchase. A portion of the sales  charge may be retained by the  Distributor  or  allocated  to your dealer as concession.  The Distributor  reserves the right to reallow the entire concession to dealers.  The current sales charge rates and  concessions  paid to dealers and brokers are as follows:

 ------------------------------------------------------------------------------
 Amount of Purchase       Front-End Sales  Front-End Sales   Concession As a
                                           Charge As a
                          Charge As a      Percentage of
                          Percentage of    Net               Percentage of
                          Offering Price   Amount Invested   Offering Price
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Less than $50,000             4.75%             4.98%             4.00%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $50,000 or more but           4.50%             4.71%             4.00%
 less than $100,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $100,000 or more but          3.50%             3.63%             3.00%
 less than $250,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.25%
 less than $500,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.80%
 less than $1 million
 ------------------------------------------------------------------------------

Due to rounding,  the actual sales charge for a particular  transaction may be higher or lower than the rates listed above.

     SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS.  Appendix B to the Statement
of Additional Information details the conditions for the waiver of sales charges that apply in certain  cases and the special  sales  charge  rates that apply to purchases of shares of the Fund by certain groups,  or in other special types of transactions.  To receive a waiver or special sales charge rate, you must advise the  Distributor  when  purchasing  shares or the Transfer  Agent when redeeming shares that a special condition applies.

     CAN YOU REDUCE CLASS A SALES  CHARGES?  You and your spouse may be eligible to buy Class A shares of the Fund at reduced sales charge rates set forth in the table above under the Fund's  "Right of  Accumulation"  or a "Letter of Intent."
The Fund reserves the right to modify or to cease offering these programs at any time

     o Right of  Accumulation.  To qualify for the reduced  Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table  above),  you can add the value of any  Class A,  Class B or,  Class C shares of the Fund or other  Oppenheimer funds that you or your spouse currently own, or are currently  purchasing,  to the value of your Class A share purchase.
Your Class A shares of Oppenheimer  Money Market Fund, Inc. or Oppenheimer  Cash
Reserves on which you have not paid a sales  charge will not be counted for this purpose. In totaling your holdings, you may count shares held in your individual accounts  (including  IRAs and  403(b)  plans),  your joint  accounts  with your spouse,  or accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.  A fiduciary can count all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer). If you are buying shares directly from the Fund, you must inform the Distributor of your  eligibility and holdings at the time of your purchase in order to qualify for the Right of  Accumulation.
If you are buying shares  through your  financial  intermediary  you must notify your  intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

     To count  shares of  eligible  Oppenheimer  funds held in accounts at other intermediaries under this Right of Accumulation, you may be requested to provide the  Distributor  or  your  current  intermediary  with  a copy  of all  account statements  showing  your  current  holdings  of  the  Fund  or  other  eligible
Oppenheimer funds, including statements for accounts held by you and your spouse or in  retirement  plans or trust or custodial  accounts  for minor  children as described  above.  The Distributor or intermediary  through which you are buying shares will calculate the value of your eligible  Oppenheimer fund shares, based on the current  offering price, to determine which Class A sales charge rate you qualify for on your current purchase.

     o Letters of Intent. You may also qualify for reduced Class A sales charges by  submitting  a Letter of Intent to the  Distributor.  A Letter of Intent is a
written  statement of your  intention to purchase a specified  value of Class A,
Class B or Class C shares of the Fund or other Oppenheimer funds over a 13-month period.  The total  amount of your  intended  purchases  of Class A, Class B and
Class C shares will  determine  the reduced sales charge rate that will apply to your Class A share  purchases of the Fund during that period.  Purchases made up to 90 days  before the date that you submit a Letter of Intent  will be included in that determination. Any Class A shares of Oppenheimer Money Market Fund, Inc.
or Oppenheimer Cash Reserves on which you have not paid a sales charge, will not be counted for this purpose. Submitting a Letter of Intent does not obligate you to purchase the  specified  amount of shares.  You may also be able to apply the
Right of Accumulation to these purchases.

     If you do not complete the purchases  outlined in the Letter of Intent, the front-end  sales  charge  you paid on your  purchases  will be  recalculated  to reflect  the actual  value of shares you  purchased.  A certain  portion of your shares  will be held in escrow by the Fund's  Transfer  Agent for this  purpose.
Please refer to "How to Buy Shares - Letters of Intent" in the Fund's  Statement
of Additional Information for more complete information.

     Other  Special  Sales Charge  Arrangements  and  Waivers.  The Fund and the
Distributor  offer other  opportunities to purchase shares without  front-end or contingent  deferred sales charges under the programs  described below. The Fund reserves the right to amend or  discontinue  these  programs at any time without prior notice.

     o Dividend  Reinvestment.  Dividends  and/or  capital  gains  distributions received by a shareholder  from the Fund may be reinvested in shares of the Fund or any of the  other  Oppenheimer  funds  into  which  shares of the Fund may be exchanged  without a sales charge, at the net asset value per share in effect on the payable  date.  You must notify the Transfer  Agent in writing to elect this option and must have an existing account in the fund selected for reinvestment.

     o Exchanges of Shares.  Shares of the Fund may be  exchanged  for shares of certain  other  Oppenheimer  funds at net  asset  value per share at the time of exchange,  without  sales  charge,  and shares of the Fund can be  purchased  by exchange of shares of certain other Oppenheimer funds on the same basis.  Please refer to "How to Exchange  Shares" in this  prospectus  and in the  Statement of
Additional Information for more details, including a discussion of circumstances in which sales charges may apply on exchanges.

     o  Reinvestment  Privilege.  Within six months of a  redemption  of certain
Class A and Class B shares,  the proceeds may be reinvested in Class A shares of the Fund,  or any of the other  Oppenheimer  funds into which shares of the Fund may be exchanged,  without a sales charge. This privilege applies to redemptions of Class A shares  that were  subject to an initial  sales  charge or Class A or
Class B shares that were  subject to a  contingent  deferred  sales  charge when redeemed.  The  investor  must ask the  Transfer  Agent or his or her  financial intermediary  for that privilege at the time of  reinvestment  and must identify the account from which the redemption was made.

     o Other Special Reductions and Waivers.  The Fund and the Distributor offer additional  arrangements  to reduce or eliminate  front-end  sales charges or to waive  contingent  deferred sales charges for certain types of transactions  and for certain  categories of investors.  These are described in greater  detail in
Appendix B to the Statement of Additional  Information.  The Fund's Statement of
Additional  Information  may be  ordered  by  calling  1.800.225.5677  or may be accessed  through  the  OppenheimerFunds  website,  at  www.oppenheimerfunds.com
(under the heading "I Want To," follow the hyperlink "Access Fund Documents" and click on the icon in the column "SAI" next to the Fund's name). A description of these  waivers and special  sales  charge  arrangements  is also  available  for viewing on the  OppenheimerFunds  website (under the heading "Fund Information,"
click on the hyperlink "Sales Charge  Waivers").  To receive a waiver or special
sales  charge  rate  under  these  programs,   the  purchaser  must  notify  the
Distributor  (or other  financial  intermediary  through  which shares are being purchased)  at the time of purchase,  or must notify the  Transfer  Agent at the time of redeeming  shares for waivers that apply to  contingent  deferred  sales charges.

     Class A Contingent Deferred Sales Charge.  There is no initial sales charge on Class A share  purchases  totaling  $1  million or more of one or more of the
Oppenheimer  funds.  However,  Class A shares of the Fund  purchased on or after
October 22, 2007 may be subject to a 0.75%  contingent  deferred sales charge if they  are  redeemed  within  an  18-month  "holding  period"  measured  from the beginning of the  calendar  month of their  purchase.  That sales charge will be calculated on the lesser of the original net asset value of the redeemed  shares or the  aggregate  net  asset  value  of the  redeemed  shares  at the  time  of redemption.

     o The Class A  contingent  deferred  sales  charge does not apply to shares purchased by the  reinvestment  of dividends or capital gain  distributions  and will not exceed  the  amount of the  concessions  the  Distributor  paid on your purchases of the Fund's Class A shares.

     The  Distributor  pays a  concession  from  its own  resources  on  certain purchases of Class A shares of one or more of the Oppenheimer funds that, in the aggregate, total $1 million or more. Beginning October 22, 2007, if purchases of the Fund's Class A shares are  included in any such  purchase,  the  Distributor will pay the  concession  on those Fund shares at the rate of 0.75% of their net asset value.  A concession  will not be paid on shares  purchased by exchange or shares  that were  previously  subject to a  front-end  sales  charge and dealer concession.

     Letters of Intent  submitted  prior to October  22, 2007 will be subject to the  contingent  deferred sales charge that was in effect at the time the Letter of Intent was submitted and the  Distributor  will pay the  concession  that was applicable  to those  shares at that  time.  Unless  otherwise  agreed to by the
Distributor,  the terms of any Letter of Intent  submitted  prior to October 22,
2007 will continue until its completion.

     HOW CAN YOU BUY CLASS B SHARES?  Class B shares are sold at net asset value per share  without  an  initial  sales  charge.  However,  if Class B shares are redeemed  within six years from the  beginning  of the  calendar  month of their purchase,  a  contingent  deferred  sales  charge  will  be  deducted  from  the redemption  proceeds.  The Class B contingent  deferred  sales charge is paid to compensate the  Distributor  for its expenses of providing  distribution-related services to the Fund in connection with the sale of Class B shares.

     The amount of the  contingent  deferred  sales  charge  will  depend on the number  of years  since you  invested  and the  dollar  amount  being  redeemed, according to the following  schedule for the Class B contingent  deferred  sales charge holding period:

--------------------------------------------------------------------------------

Years Since Beginning of Month in       Contingent Deferred Sales Charge on
Which Purchase Order Was Accepted       Redemptions in That Year

                                        (As % of Amount Subject to Charge)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
0 - 1                                   5.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1 - 2                                   4.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2 - 3                                   3.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3 - 4                                   3.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4 - 5                                   2.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5 - 6                                   1.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
More than 6                             None
--------------------------------------------------------------------------------

     In the table,  a "year" is a 12-month  period.  In applying the  contingent deferred  sales charge,  all  purchases are  considered to have been made on the first regular business day of the month in which the purchase was made.

     Automatic  Conversion  of  Class B  Shares.  Class B  shares  automatically convert to Class A shares 72 months after you  purchase  them.  This  conversion feature  relieves  Class B  shareholders  of the  asset-based  sales charge that applies  to Class B shares  under the Class B  Distribution  and  Service  Plan, described  below. The conversion is based on the relative net asset value of the two  classes,  and no sales load or other  charge is  imposed.  When any Class B shares that you hold  convert,  any other  Class B shares that were  acquired by reinvesting  dividends  and  distributions  on the  converted  shares  will also convert to Class A shares. For further information on the conversion feature and its tax  implications,  see "Class B Conversion"  in the Statement of Additional
Information.

     HOW CAN YOU BUY CLASS C SHARES?  Class C shares are sold at net asset value per share  without  an  initial  sales  charge.  However,  if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their  purchase,  a  contingent  deferred  sales charge of 1.0% will be deducted from the  redemption  proceeds.  The Class C contingent  deferred sales charge is paid to  compensate  the  Distributor  for its  expenses of  providing distribution-related services to the Fund in connection with the sale of Class C shares.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

     Service  Plan for Class A Shares.  The Fund has adopted a Service  Plan for
Class A shares that  reimburses  the  Distributor  for a portion of the costs of providing  services  to  Class A  shareholder  accounts.  The Fund  makes  these payments quarterly, based on an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor  currently uses all of those fees to pay dealers,  brokers,  banks and other financial institutions for providing  personal  service and maintenance of accounts of their customers that hold Class A shares.

     Distribution and Service Plans for Class B and Class C Shares. The Fund has
adopted Distribution and Service Plans for Class B and Class C shares to pay the
Distributor  for its  services  and  costs in  distributing  Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class
C shares.  The  Distributor  also receives a service fee of up to 0.25% per year under each plan.

     The asset-based  sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the  respective  class.  Because these fees are paid out of the  Fund's  assets on an  ongoing  basis,  over time these fees will increase the cost of your  investment and may cost you more than other types of sales charges.

     The Distributor  uses the service fees to compensate  dealers for providing personal  services  for  accounts  that  hold  Class B or  Class C  shares.  The
Distributor  normally  pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the  dealer.  After the shares have been held for a year, the Distributor pays the service fees to dealers periodically.

     The Distributor  currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers  from its own  resources at the time of sale.
Including  the  advance  of the  service  fee,  the  total  amount  paid  by the
Distributor  to the  dealer at the time of sale of Class B shares  is  therefore
4.00% of the  purchase  price.  The  Distributor  normally  retains  the Class B asset-based  sales  charge.  See the  Statement of  Additional  Information  for exceptions.

     The Distributor  currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers  from its own  resources at the time of sale.
Including  the  advance  of the  service  fee,  the  total  amount  paid  by the
Distributor  to the  dealer at the time of sale of Class C shares  is  therefore
1.00% of the purchase price. The Distributor  pays the asset-based  sales charge as an  ongoing  concession  to the  dealer  on Class C  shares  that  have  been outstanding  for a year or more. The  Distributor  normally  retains the Class C asset-based  sales  charge  during  the  first  year  after  Class C shares  are purchased. See the Statement of Additional Information for exceptions.

     Under certain  circumstances,  the  Distributor may pay the full Class B or
Class C asset-based  sales charge and the service fee to the dealer beginning in the first year after  purchase  of such  shares in lieu of paying the dealer the sales  concession and the advance of the first year's service fee at the time of
purchase,   if  there  is  a  special  agreement  between  the  dealer  and  the
Distributor.  In those  circumstances,  the sales concession will not be paid to the dealer.

     OTHER  PAYMENTS TO  FINANCIAL  INTERMEDIARIES  AND SERVICE  PROVIDERS.  The
Manager and the Distributor,  in their discretion, also may pay dealers or other
financial   intermediaries   and  service  providers  for  distribution   and/or
shareholder servicing  activities.  These payments are made out of the Manager's and/or the Distributor's own resources,  including from the profits derived from the advisory fees the Manager receives from the Fund. These cash payments, which may be substantial,  are paid to many firms having business  relationships  with the Manager and Distributor.  These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the
Fund to these financial  intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. These payments by the
Manager or Distributor  from their own resources are not reflected in the tables in the section called "Fees and Expenses of the Fund" in this prospectus because they are not paid by the Fund.

     "Financial  intermediaries"  are firms that  offer and sell Fund  shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation  for doing so. Your  securities  dealer or financial  advisor,  for example,  is a financial  intermediary,  and there are other types of  financial intermediaries  that receive  payments  relating to the sale or servicing of the
Fund's shares.  In addition to dealers,  the financial  intermediaries  that may receive payments include sponsors of fund "supermarkets,"  sponsors of fee-based advisory  or wrap fee  programs,  sponsors  of college  and  retirement  savings programs, banks and trust companies offering products that hold Fund shares, and insurance  companies  that offer  variable  annuity or variable  life  insurance products.

     In general,  these payments to financial  intermediaries can be categorized
as    "distribution-related"    or    "servicing"    payments.    Payments   for
distribution-related  expenses,  such as marketing or promotional expenses,  are often referred to as "revenue  sharing." Revenue sharing payments may be made on the basis of the sales of shares  attributable  to that dealer,  the average net assets of the Fund and other Oppenheimer  funds  attributable to the accounts of that dealer and its  clients,  negotiated  lump sum  payments  for  distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial  intermediary  or its representatives  to recommend  or offer shares of the Fund or other  Oppenheimer funds  to its  customers.  These  payments  also  may  give an  intermediary  an incentive to  cooperate  with the  Distributor's  marketing  efforts.  A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's  sales force, in some cases on a  preferential  basis  over  funds  of  competitors.  Additionally,  as firm
support,   the  Manager  or  Distributor  may  reimburse   expenses  related  to
educational  seminars and "due  diligence"  or training  meetings (to the extent permitted by applicable laws or the rules of the Financial  Industry  Regulatory
Authority  (FINRA),  formerly  known as the NASD)  designed  to  increase  sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures.  However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other  Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

     Various  factors  are used to  determine  whether to make  revenue  sharing payments.  Possible  considerations  include,  without limitation,  the types of services  provided by the  intermediary,  sales of Fund shares,  the  redemption rates on  accounts of clients of the  intermediary  or overall  asset  levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the  intermediary to allow the  Distributor to provide  educational and training support for the  intermediary's  sales  personnel  relating  to the  Oppenheimer funds, the  availability of the Oppenheimer  funds on the  intermediary's  sales system,  as  well  as the  overall  quality  of  the  services  provided  by the
intermediary   and  the   Manager  or   Distributor's   relationship   with  the
intermediary.  The Manager and Distributor have adopted guidelines for assessing and implementing  each prospective  revenue sharing  arrangement.  To the extent that financial intermediaries receiving  distribution-related  payments from the
Manager or Distributor sell more shares of the Oppenheimer  funds or retain more shares  of the funds in their  client  accounts,  the  Manager  and  Distributor benefit from the incremental management and other fees they receive with respect to those assets.

     Payments may also be made by the Manager,  the  Distributor or the Transfer
Agent  to  financial   intermediaries   to  compensate  or  reimburse  them  for
administrative  or other client services  provided such as  sub-transfer  agency services for shareholders or retirement plan participants, omnibus accounting or
sub-accounting,   participation  in  networking  arrangements,  account  set-up, recordkeeping  and other  shareholder  services.  Payments  may also be made for administrative  services  related to the distribution of Fund shares through the intermediary.  Firms that may receive  servicing  fees include  retirement  plan administrators,  qualified tuition program sponsors,  banks and trust companies, and others.  These fees may be used by the service  provider to offset or reduce fees that would otherwise be paid directly to them by certain  account  holders, such as retirement plans.

     The Statement of Additional  Information  contains more  information  about revenue  sharing and service  payments  made by the Manager or the  Distributor.
Your dealer may charge you fees or commissions in addition to those disclosed in this  prospectus.  You  should ask your  dealer or  financial  intermediary  for details about any such payments it receives from the Manager or the  Distributor and their affiliates, or any other fees or expenses it charges.

Special Investor Services

     ACCOUNTLINK.  You can use our AccountLink feature to link your Fund account with an account at a U.S.  bank or other  financial  institution.  It must be an
Automated Clearing House (ACH) member. AccountLink lets you:

     o transmit funds  electronically to purchase shares by telephone (through a service  representative  or by PhoneLink) or  automatically  under Asset Builder
Plans, or

     o have the Transfer Agent send  redemption  proceeds or transmit  dividends and distributions directly to your bank account.  Please call the Transfer Agent for more information.

     You may  purchase  shares by  telephone  only after your  account  has been established.  To purchase  shares in amounts up to $250,000  through a telephone representative,  call the Distributor at  1.800.225.5677.  The purchase  payment will be debited from your bank account.

     AccountLink  privileges  should be  requested on your  application  or your dealer's settlement  instructions if you buy your shares through a dealer. After your account is established,  you can request AccountLink  privileges by sending signature-guaranteed  instructions  and  proper  documentation  to the  Transfer
Agent.  AccountLink  privileges  will  apply to each  shareholder  listed in the registration on your account as well as to your dealer  representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any
change   you   make  to  the   bank   account   information   must  be  made  by
signature-guaranteed   instructions   to  the  Transfer   Agent  signed  by  all
shareholders who own the account.

     PHONELINK.  PhoneLink is the  OppenheimerFunds  automated  telephone system
that  enables   shareholders  to  perform  a  number  of  account   transactions
automatically   using   a   touch-tone   phone.   PhoneLink   may  be   used  on
already-established  Fund  accounts  after you obtain a Personal  Identification
Number  (PIN),  by calling  the  PhoneLink  number,  1.800.225.5677.

     Purchasing  Shares.  You may  purchase  shares in amounts up to $100,000 by
phone,  by  calling  1.800.225.5677.   You  must  have  established  AccountLink
privileges  to link your bank account with the Fund to pay for these  purchases.

     Exchanging Shares. With the OppenheimerFunds Exchange Privilege,  described below, you can exchange shares  automatically by phone from your Fund account to another  OppenheimerFunds  account you have already  established  by calling the special PhoneLink number.

     Selling Shares. You can redeem shares by telephone automatically by calling the  PhoneLink  number  and the Fund will  send the  proceeds  directly  to your
AccountLink  bank  account.  Please  refer to "How to Sell  Shares,"  below  for details.

     CAN YOU SUBMIT  TRANSACTION  REQUESTS  BY FAX?  You may send  requests  for certain types of account transactions to the Transfer Agent by fax (telecopier).
Please call  1.800.225.5677  for  information  about which  transactions  may be handled this way.  Transaction requests submitted by fax are subject to the same rules and  restrictions  as written and  telephone  requests  described  in this prospectus.

     OPPENHEIMERFUNDS  INTERNET  WEBSITE.  You can obtain  information about the
Fund, as well as your account balance, on the OppenheimerFunds Internet website, at  www.oppenheimerfunds.com.  Additionally,  shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website.  To perform  account  transactions or obtain  account  information  online,  you must  first  obtain a user  I.D.  and password  on  that  website.  If  you do  not  want  to  have  Internet  account transaction  capability  for your  account,  please call the  Transfer  Agent at
1.800.225.5677.  At times,  the website may be  inaccessible  or its transaction features may be unavailable.

     AUTOMATIC  WITHDRAWAL AND EXCHANGE  PLANS.  The Fund has several plans that
enable  you  to  sell  shares   automatically   or  exchange   them  to  another
OppenheimerFunds  account on a regular basis.  Please call the Transfer Agent or consult the Statement of Additional Information for details.

How to Sell Shares

     You can sell  (redeem)  some or all of your shares on any regular  business day. Your shares will be sold at the next net asset value  calculated after your order is received by the Distributor or your authorized financial  intermediary, in proper form (which  means that it must comply with the  procedures  described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by wire, by using the Fund's checkwriting  privilege, or by telephone.  You can also set up Automatic Withdrawal Plans to redeem shares on a regular  basis.  If you  have  questions  about  any of  these  procedures,  and especially if you are redeeming  shares in a special  situation,  such as due to the death of the owner, please call the Transfer Agent first, at 1.800.225.5677, for assistance.

     Certain Requests Require a Signature Guarantee. To protect you and the Fund from  fraud,  the  following  redemption  requests  must be in writing  and must include a signature  guarantee (although there may be other situations that also require a  signature  guarantee):

     o You wish to  redeem  more  than  $100,000  and  receive  a  check.

     o The  redemption  check is not payable to all  shareholders  listed on the account  statement.

     o The redemption check is not sent to the address of record on your account statement.

     o Shares are being  transferred to a Fund account with a different owner or name.

     o Shares are being redeemed by someone (such as an Executor) other than the owners.

     Where Can You Have Your  Signature  Guaranteed?  The  Transfer  Agent  will accept a guarantee  of your  signature  by a number of  financial  institutions, including:

o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o     a U.S. national securities exchange, a registered securities association or a clearing agency.

     If you are  signing  on  behalf  of a  corporation,  partnership  or  other business or as a fiduciary, you must also include your title in the signature.

     Receiving  Redemption  Proceeds by Wire. While the Fund normally sends your money by check,  you can arrange to have the proceeds of shares you sell sent by
Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system.  The minimum redemption you can have sent by wire is $2,500.  There is a $10 fee for each  request.  To find out how to set up this  feature on your  account or to arrange a wire,  call the
Transfer Agent at 1.800.225.5677.

     CHECKWRITING.  To write  checks  against  your Fund  account,  request that privilege  on your  account  application,  or  contact  the  Transfer  Agent for signature cards. They must be signed (with a signature  guarantee) by all owners of the account and returned to the Transfer  Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously  signed a signature card
to   establish   checkwriting   in  another   Oppenheimer   fund,   simply  call
1.800.225.5677 to request checkwriting for an account in this Fund with the same registration as the other account.

     o Checks can be written to the order of whomever  you wish,  but may not be cashed at the bank the checks are payable through or the Fund's custodian bank.

     o  Checkwriting  privileges  are not available for accounts  holding shares that are subject to a contingent deferred sales charge.

     o All checks must be written for at least $500. Checks will not be accepted if they are written for less than $500,  including existing checks that indicate a $100 minimum.

     o Checks  cannot be paid if they are  written  for more  than your  account value. Remember, your shares fluctuate in value and you should not write a check close to the total account value.

     o You may not write a check that would  require  the Fund to redeem  shares that were purchased by check or Asset Builder Plan payments  within the prior 10 days.

     o Don't use your checks if you changed your Fund account number,  until you receive new checks.

HOW DO YOU SELL SHARES BY MAIL? Write a letter of instruction that includes:
   o  Your name,
   o  The Fund's name,
   o  Your Fund account number (from your account statement),
   o  The dollar amount or number of shares to be redeemed,
   o  Any special payment instructions,
   o  Any share certificates for the shares you are selling,
   o  The signatures of all registered owners exactly as the account is registered, and
   o  Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217                   Denver, Colorado 80231

     HOW DO YOU SELL SHARES BY TELEPHONE?  You and your dealer representative of record may also sell your shares by telephone.  To receive the redemption  price calculated on a particular  regular  business day, your call must be received by the  Transfer  Agent by the close of the NYSE that day,  which is normally  4:00
p.m.  Eastern time,  but may be earlier on some days.  You may not redeem shares under a share certificate by telephone.

     o To redeem shares through a service  representative  or  automatically  on
PhoneLink, call 1.800.225.5677.

     Whichever  method you use,  you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone  Redemptions  Paid by Check.  Up to  $100,000  may be redeemed by telephone in any  seven-day  period.  The check must be payable to all owners of record of the shares and must be sent to the address on the  account  statement.
This  service is not  available  within 30 days of  changing  the  address on an account.

     Telephone  Redemptions  Through AccountLink or by Wire. There are no dollar limits on telephone  redemption  proceeds sent to a bank account designated when you establish  AccountLink.  Normally the ACH transfer to your bank is initiated on the business day after the  redemption.  You do not receive  dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

     If you have requested  Federal Funds wire privileges for your account,  the wire of the  redemption  proceeds will normally be  transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds.  No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

     CAN  YOU  SELL  SHARES  THROUGH  YOUR  DEALER?  The  Distributor  has  made arrangements  to  repurchase  Fund shares from  dealers and brokers on behalf of their  customers.  Brokers  or  dealers  may  charge a  processing  fee for that service.  If your  shares are held in the name of your  dealer,  you must redeem them through your dealer.

     HOW CONTINGENT DEFERRED SALES CHARGES AFFECT  REDEMPTIONS.  If you purchase shares subject to a Class A, Class B or Class C contingent deferred sales charge and redeem any of those  shares  during the  applicable  holding  period for the class of shares, the contingent  deferred sales charge will be deducted from the redemption  proceeds  (unless you are eligible for a waiver of that sales charge based on the  categories  listed in Appendix B to the  Statement  of  Additional
Information and you advise the Transfer Agent or your financial  intermediary of your eligibility for the waiver when you place your redemption request.)

     A contingent  deferred  sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent  deferred sales charge is not imposed on:

     o the amount of your account value  represented by an increase in net asset value over the initial purchase price,

o     shares purchased by the reinvestment of dividends or capital gains distributions, or
o     shares redeemed in the special circumstances  described in Appendix B to the Statement of Additional Information.

     To  determine  whether a  contingent  deferred  sales  charge  applies to a redemption, the Fund redeems shares in the following order:

   1. shares acquired by reinvestment of dividends and capital gains distributions,
   2. shares held for the holding period that applies to the class, and
   3. shares held the longest during the holding period.

     Contingent  deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the  applicable  contingent  deferred sales charge  holding  period,  the holding period will carry over to the fund whose shares you acquire.  Similarly, if you acquire shares of this Fund by exchanging  shares of another  Oppenheimer fund that are still  subject  to a  contingent  deferred  sales  charge  holding period, that holding period will carry over to this Fund.

How to Exchange Shares

     If you want to change all or part of your  investment  from one Oppenheimer fund to another,  you can  exchange  your shares for shares of the same class of another  Oppenheimer fund that offers the exchange privilege.  For example,  you can exchange Class A shares of the Fund only for Class A shares of another fund.
To exchange shares, you must meet several conditions:

     o Shares of the fund  selected for exchange  must be available  for sale in your state of residence.

     o The selected fund must offer the exchange privilege.

     o When you  establish  an account,  you must hold the shares you buy for at least seven days before you can  exchange  them.  After your account is open for seven days, you can exchange shares on any regular  business day, subject to the limitations described below.

     o You must meet the minimum purchase requirements for the selected fund.

     o  Generally,  exchanges  may be made only between  identically  registered accounts,  unless all account owners send written exchange  instructions  with a signature guarantee.

     o Before  exchanging into a fund, you must obtain its prospectus and should read it carefully.

     For tax purposes, an exchange of shares of the Fund is considered a sale of those  shares  and a  purchase  of the  shares  of the fund  into  which you are exchanging. An exchange may result in a capital gain or loss.

     You can find a list of the Oppenheimer  funds that are currently  available for  exchanges in the Statement of  Additional  Information  or you can obtain a list by calling a service representative at 1.800.225.5677.  The funds available for exchange can change from time to time.

     A contingent  deferred sales charge (CDSC) is not charged when you exchange shares of the Fund for  shares of  another  Oppenheimer  fund.  However,  if you exchange  your shares during the  applicable  CDSC holding  period,  the holding period will carry over to the fund shares that you  acquire.  Similarly,  if you acquire  shares of the Fund in exchange for shares of another  Oppenheimer  fund that are subject to a CDSC holding  period,  that holding period will carry over to the acquired shares of the Fund. In either of these situations, a CDSC may be imposed if the acquired  shares are redeemed  before the end of the CDSC holding period that applied to the exchanged shares.

     There are a number of other special  conditions and limitations  that apply to certain types of exchanges.  These conditions and circumstances are described in detail in the "How to Exchange Shares" section in the Statement of Additional
Information.

     HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing, by telephone or internet, or by establishing an Automatic Exchange Plan.

     Written Exchange Requests.  Send a request letter,  signed by all owners of the account,  to the Transfer Agent at the address on the back cover.  Exchanges of shares for which  share  certificates  have been issued  cannot be  processed unless the Transfer Agent receives the certificates with the request letter.

     Telephone and Internet Exchange  Requests.  Telephone exchange requests may be made  either by calling a service  representative  or by using  PhoneLink  by calling  1.800.225.5677.  You  may  submit  internet  exchange  requests  on the
OppenheimerFunds  internet website, at  www.oppenheimerfunds.com.  You must have obtained  a user  I.D.  and  password  to make  transactions  on  that  website.
Telephone  and/or internet  exchanges may be made only between accounts that are
registered   with  the  same  name(s)  and  address.   Shares  for  which  share
certificates have been issued may not be exchanged by telephone or the internet.

     Automatic  Exchange Plan.  Shareholders can authorize the Transfer Agent to
exchange  a  pre-determined   amount  of  shares  automatically  on  a  monthly,
quarterly, semi-annual or annual basis.

     Please refer to "How to Exchange  Shares" in the  Statement  of  Additional
Information for more details.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES, REDEMPTIONS AND EXCHANGES?

     Risks from Excessive Purchase, Redemption and Short-Term Exchange Activity.
The OppenheimerFunds  exchange privilege affords investors the ability to switch their  investments  among  Oppenheimer  funds if their  investment needs change.
However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's  ability to manage the
Fund's   investments   efficiently,   increase   the  Fund's   transaction   and
administrative costs and/or affect the Fund's performance,  depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents,  the aggregate dollar amount and the number and frequency of trades.  If large dollar amounts are involved in exchange and/or redemption transactions,  the Fund might be required to sell portfolio securities at unfavorable times to meet redemption or exchange requests, and the Fund's brokerage or administrative  expenses might be increased.

     Therefore,  the Manager and the Fund's  Board of Trustees  have adopted the following  policies  and  procedures  to  detect  and  prevent  frequent  and/or excessive exchanges,  and/or purchase and redemption  activity,  while balancing the needs of investors who seek liquidity from their  investment and the ability to exchange  shares as investment  needs change.  There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.

     o Timing of Exchanges. Exchanged shares are normally redeemed from one fund and the proceeds are  reinvested  in the fund  selected for exchange on the same regular  business  day on  which  the  Transfer  Agent or its  agent  (such as a financial  intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request  must be received  by the close of the NYSE that day,  which is normally
4:00 p.m.  Eastern  time,  but may be earlier on some days,  in order to receive that day's net asset value on the exchanged  shares.  Exchange requests received after the close of the NYSE will  receive  the next net asset  value  calculated
after  the  request  is  received.   However,   the  Transfer  Agent  may  delay
transmitting  the proceeds  from an exchange for up to five  business days if it determines,  in its  discretion,  that an earlier  transmittal of the redemption proceeds  to the  receiving  fund would be  detrimental  to either the fund from which the  exchange  is being made or the fund into which the  exchange is being made. The proceeds will be invested in the fund into which the exchange is being made at the next net asset value calculated after the proceeds are received.  In the event that such a delay in the reinvestment of proceeds occurs, the Transfer
Agent will notify you or your financial representative.

     o Limits on Disruptive Activity. The Transfer Agent may, in its discretion, limit or  terminate  trading  activity by any person,  group or account  that it believes would be  disruptive,  even if the activity has not exceeded the policy outlined in this  prospectus.  The  Transfer  Agent may review and  consider the history of frequent  trading  activity in all accounts in the Oppenheimer  funds known to be under common  ownership  or control as part of the Transfer  Agent's procedures to detect and deter excessive trading activity.

     o Exchanges  of Client  Accounts by  Financial  Advisors.  The Fund and the
Transfer Agent permit dealers and financial  intermediaries  to submit  exchange requests on behalf of their customers  (unless that authority has been revoked).
A fund or the Transfer Agent may limit or refuse exchange requests  submitted by financial intermediaries if, in the Transfer Agent's judgment,  exercised in its discretion,  the exchanges  would be disruptive to any of the funds  involved in the transaction.

     o  Redemptions  of Shares.  These  exchange  policy  limits do not apply to redemptions of shares.  Shareholders are permitted to redeem their shares on any regular business day,  subject to the terms of this prospectus.  Further details are provided under "How to Sell Shares."

     o Right to Refuse Exchange and Purchase Orders.  The Distributor and/or the
Transfer Agent may refuse any purchase or exchange order in their discretion and are not  obligated to provide  notice  before  rejecting an order.  The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive
60  days'  notice  of any  material  change  in the  exchange  privilege  unless applicable law allows otherwise.

     o Right to Terminate or Suspend Account Privileges.  The Transfer Agent may
send a written warning to direct  shareholders  that the Transfer Agent believes may be engaging in excessive purchases, redemptions and/or exchange activity and reserves the right to suspend or terminate the ability to purchase shares and/or exchange  privileges  for any account that the  Transfer  Agent  determines,  in carrying out these policies and in the exercise of its  discretion,  has engaged in disruptive or excessive trading activity, with or without such warning.

     o Omnibus Accounts. If you hold your shares of the Fund through a financial intermediary  such as a  broker-dealer,  a bank, an insurance  company  separate account, an investment adviser, an administrator or trustee of a retirement plan or 529 plan,  that holds your  shares in an  account  under its name  (these are sometimes  referred to as "omnibus" or "street name"  accounts),  that financial intermediary  may impose  its own  restrictions  or  limitations  to  discourage short-term or excessive trading. You should consult your financial  intermediary to find out what trading restrictions,  including limitations on exchanges,  may apply.

     While the  Fund,  the  Distributor,  the  Manager  and the  Transfer  Agent
encourage  financial  intermediaries  to  apply  the  Fund's  policies  to their customers who invest  indirectly in the Fund, the Transfer Agent may not be able to detect excessive short term trading  activity  facilitated by, or in accounts
maintained   in,  the  "omnibus"  or  "street  name"  accounts  of  a  financial intermediary.  Therefore  the  Transfer  Agent  might not be able to apply  this policy to accounts  such as (a)  accounts  held in omnibus form in the name of a broker-dealer  or other financial  institution,  or (b) omnibus accounts held in the name of a  retirement  plan or 529 plan  trustee  or  administrator,  or (c)
accounts held in the name of an insurance  company for its separate  account(s), or (d) other  accounts  having  multiple  underlying  owners but registered in a manner such that the  underlying  beneficial  owners are not  identified  to the
Transfer Agent.

     However,  the Transfer Agent will attempt to monitor  overall  purchase and redemption  activity in those  accounts to seek to  identify  patterns  that may suggest  excessive  trading by the  underlying  owners.  If evidence of possible excessive  trading  activity is observed by the Transfer  Agent,  the  financial intermediary  that is the  registered  owner  will be  asked to  review  account activity,  and to confirm to the  Transfer  Agent and the Fund that  appropriate action has been taken to curtail any excessive  trading activity.  However,  the
Transfer  Agent's ability to monitor and deter excessive  short-term  trading in omnibus  or street  name  accounts  ultimately  depends  on the  capability  and cooperation of the financial intermediaries controlling those accounts.

     Additional  Policies  and  Procedures.  The Fund's  Board has  adopted  the following  additional  policies and  procedures  to detect and prevent  frequent and/or excessive exchanges and purchase and redemption activity:

     o 30-Day Limit. A direct shareholder may exchange some or all of the shares of the Fund held in his or her account to another eligible Oppenheimer fund once in a 30 calendar-day period. When shares are exchanged into a fund account, that account will be "blocked" from further  exchanges into another fund for a period of 30 calendar days from the date of the  exchange.  The block will apply to the full account balance and not just to the amount exchanged into the account.  For example,  if a shareholder  exchanged  $1,000 from one fund into another fund in which the shareholder  already owned shares worth $10,000,  then,  following the exchange,  the full account  balance  ($11,000 in this example) would be blocked from further  exchanges  into  another fund for a period of 30 calendar  days. A
"direct  shareholder"  is one whose  account is  registered  on the Fund's books showing the name, address and tax ID number of the beneficial owner.

     o Exchanges Into Money Market Funds. A direct shareholder will be permitted to  exchange  shares of a stock or bond fund for shares of a money  market  fund that offers an  exchange  privilege  at any time,  even if the  shareholder  has exchanged shares into the stock or bond fund during the prior 30 days.  However, all of the shares  held in that  money  market  fund would then be blocked  from further exchanges into another fund for 30 calendar days.

     o Dividend Reinvestments/B Share Conversions.  Reinvestment of dividends or distributions  from  one  fund  to  purchase  shares  of  another  fund  and the conversion  of  Class B  shares  into  Class A  shares  will  not be  considered exchanges for purposes of imposing the 30-day limit.

     o Asset Allocation.  Third-party asset allocation and rebalancing  programs will be subject to the 30-day limit described above. Asset allocation firms that want to  exchange  shares held in  accounts  on behalf of their  customers  must identify  themselves to the Transfer  Agent and execute an  acknowledgement  and agreement to abide by these policies with respect to their customers'  accounts.
"On-demand"  exchanges outside the parameters of portfolio  rebalancing programs will be subject to the  30-day  limit.  However,  investment  programs  by other
Oppenheimer   "funds-of-funds"   that  entail   rebalancing  of  investments  in
underlying Oppenheimer funds will not be subject to these limits.

     o Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer
Agent will not be subject to the 30-day block as a result of those  automatic or systematic exchanges (but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges).

Shareholder Account Rules and Policies

     More  information  about the Fund's  policies  and  procedures  for buying, selling and  exchanging  shares is  contained  in the  Statement  of  Additional
Information.

     A $12 annual "Minimum  Balance Fee" is assessed on each Fund account with a value of less

     than $500.  The fee is  automatically  deducted from each  applicable  Fund account  annually in September.  See the Statement of Additional  Information to
learn how you can avoid this fee and for circumstances under which this fee will not be assessed.

     The  offering  of shares  may be  suspended  during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

     Telephone  transaction  privileges for purchases,  redemptions or exchanges may be modified,  suspended or terminated by the Fund at any time. The Fund will provide you notice  whenever it is  required to do so by  applicable  law. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner.  Telephone  privileges apply to each owner of the account  and the  dealer  representative  of record for the  account  unless the
Transfer Agent receives cancellation instructions from an owner of the account.

     The  Transfer  Agent  will  record  any  telephone  calls  to  verify  data concerning  transactions  and has  adopted  other  procedures  to  confirm  that telephone  instructions  are  genuine,  by  requiring  callers  to  provide  tax identification  numbers  and  other  account  data  or by  using  PINs,  and  by confirming such  transactions  in writing.  The Transfer Agent and the Fund will not be liable for  losses or  expenses  arising  out of  telephone  instructions reasonably believed to be genuine.

     Redemption  or transfer  requests  will not be honored  until the  Transfer
Agent  receives all required  documents in proper form.  From time to time,  the
Transfer  Agent in its  discretion  may waive  certain of the  requirements  for redemptions stated in this prospectus.

     Dealers   that  perform   account   transactions   for  their   clients  by
participating in NETWORKING through the National Securities Clearing Corporation are  responsible  for  obtaining  their  clients'  permission  to perform  those transactions,  and are responsible to their clients who are  shareholders of the
Fund if the dealer performs any transaction erroneously or improperly.

     The redemption price for shares will vary from day to day because the value of the securities in the Fund's  portfolio  fluctuates.  The  redemption  price, which is the net asset value per share,  will normally  differ for each class of shares.  The  redemption  value of your  shares  may be more or less than  their original cost.

     Payment for redeemed shares  ordinarily is made in cash. It is forwarded by check,  or  through  AccountLink  or by Federal  Funds  wire (as  elected by the shareholder)  within seven days after the  Transfer  Agent  receives  redemption instructions in proper form. However, under unusual circumstances  determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts  registered  in the name of a  broker-dealer,  payment will normally be forwarded within three business days after redemption.

     The Transfer Agent may delay  processing any type of redemption  payment as described  under "How to Sell Shares" for recently  purchased  shares,  but only until the  purchase  payment has  cleared.  That delay may be as much as 10 days from the date the  shares  were  purchased.  That  delay may be  avoided  if you purchase shares by Federal Funds wire or certified check.

     Involuntary  redemptions  of small  accounts may be made by the Fund if the account  value has fallen  below $200 for  reasons  other than the fact that the market value of shares has dropped. In some cases,  involuntary  redemptions may be made to repay the  Distributor  for  losses  from the  cancellation  of share purchase orders.

     Shares may be "redeemed  in kind" under  unusual  circumstances  (such as a lack of liquidity in the Fund's portfolio to meet redemptions).  This means that the  redemption  proceeds  will be paid with liquid  securities  from the Fund's portfolio.  If the Fund  redeems your shares in kind,  you may bear  transaction costs  and will  bear  market  risks  until  such  time as such  securities  are converted into cash.

     Federal  regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number,  Employer  Identification Number or
other  government  issued  identification  when you open an account.  Additional information  may be  required  in  certain  circumstances  or to open  corporate accounts.  The Fund or the Transfer Agent may use this information to attempt to verify your  identity.  The Fund may not be able to  establish an account if the necessary information is not received. The Fund may also place limits on account transactions  while it is in the process of attempting to verify your  identity.
Additionally,  if the Fund is unable to verify your identity  after your account is  established,  the Fund may be  required to redeem your shares and close your account.

     "Backup  withholding"  of federal income tax may be applied against taxable dividends,  distributions and redemption proceeds  (including  exchanges) if you fail to furnish the Fund your  correct,  certified  Social  Security or Employer
Identification  Number when you sign your  application,  or if you  under-report your income to the Internal Revenue Service.

     To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus,  annual and semi-annual report and annual notice of the Fund's  privacy policy to  shareholders  having the same last name and address on the Fund's records.  The consolidation of these mailings,  called householding, benefits the Fund through reduced mailing expense.

     If you want to receive multiple copies of these materials, you may call the
Transfer  Agent at  1.800.225.5677.  You may also notify the  Transfer  Agent in writing. Individual copies of prospectuses,  reports and privacy notices will be sent to you  commencing  within 30 days after the Transfer  Agent  receives your request to stop householding.

Dividends, Capital Gains and Taxes

     DIVIDENDS.  The Fund intends to declare dividends separately for each class of shares from net tax-exempt  income and/or net taxable  investment income each regular  business day and to pay those dividends  monthly.  Daily dividends will not be  declared  or paid on  newly-purchased  shares  until  Federal  Funds are available to the Fund from the purchase payment for such shares.

     The Fund attempts to pay  dividends on Class A shares at a constant  level.
There is no  assurance  that it will be able to do so. The Board of Trustees may change  the  targeted  dividend  level at any  time,  without  prior  notice  to shareholders.  The amount of those dividends and any other distributions paid on other classes of shares may vary over time, depending on market conditions,  the composition of the Fund's portfolio,  and expenses borne by the particular class of  shares.  Dividends  and  other  distributions  paid on Class A  shares  will generally  be higher  than  dividends  for  Class B and  Class C  shares,  which normally have higher  expenses than Class A. The Fund cannot  guarantee  that it will pay any dividends or other distributions.

     CAPITAL  GAINS.  Although  the Fund  does not seek  capital  gains,  it may realize  capital gains on the sale of portfolio  securities.  If it does, it may make  distributions  out  of any  net  short-term  or  long-term  capital  gains annually.  The Fund may also make supplemental  distributions of ordinary income and exempt-interest  dividends and capital gains following the end of its fiscal year.  There  can be no  assurance  that the Fund  will  pay any  capital  gains distributions in a particular year.  Long-term  capital gains will be separately identified  in the tax  information  the Fund  sends  you  after  the end of the calendar year.

     WHAT CHOICES DO YOU HAVE FOR  RECEIVING  DISTRIBUTIONS?  When you open your account,  specify on your application how you want to receive your dividends and capital gains distributions. You have four options:

     Reinvest  All  Distributions  in the Fund.  You can elect to  reinvest  all dividends and capital gains distributions in additional shares of the Fund.

     Reinvest  Dividends  or  Capital  Gains.  You can  elect to  reinvest  some distributions  (dividends,  short-term  capital gains or long-term capital gains distributions)  in the Fund while receiving the other types of  distributions by check or having them sent to your bank account through AccountLink.

     Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through
AccountLink.

     Reinvest Your Distributions in Another  OppenheimerFunds  Account.  You can
reinvest all  distributions  in the same class of shares of another  Oppenheimer fund,  if that  fund is  available  for  exchanges  and if you  have an  account established in that fund.

     TAXES.  Dividends  paid from net  investment  income  earned by the Fund on tax-exempt  municipal  securities and designated by the Fund as "exempt-interest dividends" will be excludable from gross income for federal income tax purposes.
All or a  portion  of the  dividends  paid by the  Fund  that are  derived  from interest  paid  on  certain  "private  activity  bonds"  may be an  item  of tax preference  if you are  subject to the  federal  alternative  minimum  tax.  The portion of the Fund's  exempt-interest  dividends that was a tax preference item for the most recent calendar year, is available on the OppenheimerFunds  website at  www.oppenheimerfunds.com.  Under the  heading "I Want To," click on the link
"Access  the Tax  Center"  and under  the drop  down  menu for "Tax  Preparation
Information,"  click  the  link  "Municipal   Income/Tax  Preference  Percentage
Tables."  You'll  find  a  link  to  the  Oppenheimer  Municipal  Fund  AMT  Tax
Percentages at the end of that page. This amount will vary from year to year.

     Dividends and capital gains distributions may be subject to federal,  state or local taxes. Any short-term  capital gain distributions are taxable to you as ordinary income.  Any long-term capital gain distributions are taxable to you as long-term  capital gains,  no matter how long you have owned shares in the Fund.
The Fund may derive gains in part from municipal  obligations the Fund purchased below their  principal  or face  values.  All or a portion of these gains may be taxable to you as  ordinary  income  rather  than  capital  gains.  Whether  you reinvest your  distributions in additional  shares or take them in cash, the tax treatment is the same.

     Exempt-interest  dividends  earned by  residents  of  California  generally should  not be subject to  federal,  state,  or local  income  taxes.  For State purposes,  dividends paid by the Fund will generally be exempt,  if at the close of each  quarter at least 50% of the value of the Fund's  assets are invested in debt  obligations  that pay interest  exempt from California  individual  income taxes.  The  portion of the Fund's  dividends  that are  attributable  to income earned on other obligations (not California municipal  securities) will normally be subject to California personal income tax.

     Every  year the Fund  will  send you and the  Internal  Revenue  Service  a statement  showing the amount of any taxable  distribution  you  received in the previous year. The Fund will also send you a separate statement  summarizing the total distributions paid by the Fund.

     It is  possible  that,  because of events  occurring  after the date of its issuance,  a  municipal  security  owned by the Fund will be  determined  to pay interest that is  includable in gross income for purposes of the federal  income tax, and that the  determination  could be  retroactive to the date of issuance.
Such a determination may cause a portion of prior  distributions to shareholders to be taxable to shareholders in the year of receipt.

     The Fund intends each year to qualify as a "regulated  investment  company"
under the Internal  Revenue  Code,  but  reserves  the right not to qualify.  It qualified  during its last fiscal  year.  The Fund,  as a  regulated  investment company,  will not be  subject  to federal  income  taxes on any of its  income, provided that it satisfies  certain  income,  diversification  and  distribution requirements.

     Remember,  There May be Taxes on  Transactions.  Because  the Fund's  share prices fluctuate,  you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received  when you sold them.  Any capital gain is subject to capital gains tax.

     Returns of Capital Can Occur. In certain cases,  distributions  made by the
Fund may be considered a non-taxable return of capital to shareholders.  If that occurs, it will be identified in notices to shareholders

     This  information is only a summary of certain federal and state income tax information  about your  investment.  You should  consult  with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

     The  Financial  Highlights  Table is presented to help you  understand  the
Fund's financial performance for the past five fiscal years. Certain information reflects  financial  results for a single Fund share.  The total  returns in the table  represent  the rate that an  investor  would have  earned (or lost) on an
investment   in  the  Fund   (assuming   reinvestment   of  all   dividends  and
distributions).

     This  information  has been  audited by KPMG LLP,  the  Fund's  independent registered public accounting firm, whose report, along with the Fund's financial statements,  is included in the  Statement of Additional  Information,  which is available upon request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED JULY 31,                                     2007            2006          2005          2004          2003
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $     11.44     $     11.52     $   10.31     $    9.97     $   10.60
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                .53 1           .55 1         .62 1         .68           .63
Net realized and unrealized gain (loss)                               --            (.02)         1.21           .27          (.66)
                                                             -----------------------------------------------------------------------
Total from investment operations                                     .53             .53          1.83           .95          (.03)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                (.54)           (.61)         (.62)         (.61)         (.60)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $     11.43     $     11.44     $   11.52     $   10.31     $    9.97
                                                             =======================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                                  4.67%           4.74%        18.20%         9.54%        (0.57)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                     $ 1,907,202     $ 1,213,319     $ 621,736     $ 401,491     $ 385,141
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                            $ 1,603,883     $   901,717     $ 477,934     $ 400,452     $ 410,237
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                               4.56%           4.85%         5.59%         6.52%         5.88%
Expenses excluding interest and fees on
short-term floating rate notes issued                               0.81%           0.92%         0.92%         1.00%         0.96%
Interest and fees on short-term floating
rate notes issued 4                                                 0.48%           0.52%         0.34%         0.20%         0.17%
                                                             -----------------------------------------------------------------------
Total expenses                                                      1.29%           1.44%         1.26%         1.20%         1.13%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                                  1.29%           1.44%         1.26%         1.17%         1.13%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               11%             43%            4%           27%           50%

     1. Per share amounts  calculated  based on the average  shares  outstanding during the period.

     2.  Assumes an  investment  on the business day before the first day of the fiscal  period,  with all dividends and  distributions  reinvested in additional shares  on the  reinvestment  date,  and  redemption  at  the  net  asset  value calculated on the last business day of the fiscal period.  Sales charges are not reflected in the total  returns.  Total returns are not  annualized  for periods less than one full year.  Returns do not reflect the  deduction  of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     3. Annualized for periods less than one full year.

     4. Interest and fee expense relates to the Fund's  liability for short-term floating rate notes issued in  conjunction  with inverse  floating rate security transactions.  See Note 1 to the Fund's Financial  Statements which are included in the Fund's Statement of Additional Information.

CLASS B     YEAR ENDED JULY 31,                                      2007          2006          2005          2004           2003
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $   11.44     $   11.53     $   10.31     $    9.97     $    10.61
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                 .44 1         .47 1         .54 1         .64            .55
Net realized and unrealized gain (loss)                               .01          (.04)         1.22           .22           (.68)
                                                                --------------------------------------------------------------------
Total from investment operations                                      .45           .43          1.76           .86           (.13)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                 (.45)         (.52)         (.54)         (.52)          (.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   11.44     $   11.44     $   11.53     $   10.31     $     9.97
                                                                ====================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                                   3.94%         3.83%        17.40%         8.70%         (1.42)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                        $  66,992     $  64,421     $  59,530     $  65,991     $  101,079
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                               $  68,193     $  61,780     $  61,244     $  84,482     $  118,611
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                                3.79%         4.11%         4.90%         5.76%          5.09%
Expenses excluding interest and fees on
short-term floating rate notes issued                                1.60%         1.71%         1.69%         1.77%          1.73%
Interest and fees on short-term floating
rate notes issued 4                                                  0.48%         0.52%         0.34%         0.20%          0.17%
                                                                --------------------------------------------------------------------
Total expenses                                                       2.08%         2.23%         2.03%         1.97%          1.90%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                                   2.08%         2.23%         2.03%         1.94%          1.90%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                11%           43%            4%           27%            50%

     1. Per share amounts  calculated  based on the average  shares  outstanding during the period.

     2.  Assumes an  investment  on the business day before the first day of the fiscal  period,  with all dividends and  distributions  reinvested in additional shares  on the  reinvestment  date,  and  redemption  at  the  net  asset  value calculated on the last business day of the fiscal period.  Sales charges are not reflected in the total  returns.  Total returns are not  annualized  for periods less than one full year.  Returns do not reflect the  deduction  of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     3. Annualized for periods less than one full year.

     4. Interest and fee expense relates to the Fund's  liability for short-term floating rate notes issued in  conjunction  with inverse  floating rate security transactions.

     See Note 1 to the Fund's  Financial  Statements  which are  included in the
Fund's Statement of Additional Information.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C     YEAR ENDED JULY 31,                                      2007           2006          2005          2004          2003
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $    11.41     $    11.50     $   10.29     $    9.95     $   10.58
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                 .44 1          .46 1         .52 1         .60           .54
Net realized and unrealized gain (loss)                               .01           (.03)         1.23           .26          (.66)
                                                               ---------------------------------------------------------------------
Total from investment operations                                      .45            .43          1.75           .86          (.12)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                 (.46)          (.52)         (.54)         (.52)         (.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $    11.40     $    11.41     $   11.50     $   10.29     $    9.95
                                                               =====================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                                   3.89%          3.85%        17.33%         8.71%        (1.33)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                       $  482,657     $  232,242     $  79,616     $  31,102     $  27,898
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                              $  362,456     $  149,437     $  43,444     $  30,371     $  27,011
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                                3.78%          4.05%         4.73%         5.74%         5.12%
Expenses excluding interest and fees on
short-term floating rate notes issued                                1.58%          1.68%         1.69%         1.78%         1.73%
Interest and fees on short-term floating
rate notes issued 4                                                  0.48%          0.52%         0.34%         0.20%         0.17%
                                                               ---------------------------------------------------------------------
Total expenses                                                       2.06%          2.20%         2.03%         1.98%         1.90%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                                   2.06%          2.20%         2.03%         1.95%         1.90%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                11%            43%            4%           27%           50%

     1. Per share amounts  calculated  based on the average  shares  outstanding during the period.

     2.  Assumes an  investment  on the business day before the first day of the fiscal  period,  with all dividends and  distributions  reinvested in additional shares  on the  reinvestment  date,  and  redemption  at  the  net  asset  value calculated on the last business day of the fiscal period.  Sales charges are not reflected in the total  returns.  Total returns are not  annualized  for periods less than one full year.  Returns do not reflect the  deduction  of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     3. Annualized for periods less than one full year.

     4. Interest and fee expense relates to the Fund's  liability for short-term floating rate notes issued in  conjunction  with inverse  floating rate security transactions.

     See Note 1 to the Fund's  Financial  Statements  which are  included in the
Fund's Statement of Additional Information.

INFORMATION AND SERVICES

     For More Information on Oppenheimer California Municipal Fund The following additional information about the Fund is available without charge upon request:

     STATEMENT OF  ADDITIONAL  INFORMATION.  This document  includes  additional information about the Fund's investment policies,  risks, and operations.  It is incorporated by reference into this  prospectus  (which means it is legally part of this prospectus).

     ANNUAL AND SEMI-ANNUAL  REPORTS.  Additional  information  about the Fund's investments  and  performance is available in the Fund's Annual and  Semi-Annual
Reports to  shareholders.  The Annual  Report  includes a  discussion  of market conditions  and investment  strategies  that  significantly  affected the Fund's performance during its last fiscal year.

How to Get More Information

     You can request the  Statement of  Additional  Information,  the Annual and
Semi-Annual  Reports,  the notice explaining the Fund's privacy policy and other information about the Fund or your account:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.CALL OPP (225.5677)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can request these documents by e-mail or
                              through the OppenheimerFunds website. You may
                              also read or download certain documents on the
                              OppenheimerFunds website at:
                              www.oppenheimerfunds.com
------------------------------------------------------------------------------

     Information   about  the  Fund   including   the  Statement  of  Additional
Information   can  be  reviewed  and  copied  at  the  Securities  and  Exchange
Commission's  Public  Reference  Room in  Washington,  D.C.  Information  on the
operation of the Public Reference Room may be obtained by calling the Securities and Exchange  Commission at 1.202.551.8090.  Reports and other information about the Fund are  available  on the EDGAR  database on the  Securities  and Exchange
Commission's  Internet  website at  www.sec.gov.  Copies may be  obtained  after payment  of a  duplicating  fee by  electronic  request  at the  Securities  and
Exchange  Commission's e-mail address:  publicinfo@sec.gov  or by writing to the
Securities and Exchange Commission's Public Reference Section, Washington, D.C.
20549-0102.

     No one has been authorized to provide any information  about the Fund or to make any  representations  about the Fund other than what is  contained  in this prospectus.  This  prospectus is not an offer to sell shares of the Fund,  nor a solicitation  of an offer to buy shares of the Fund,  to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:   [logo]
                                       OppenheimerFunds Distributor, Inc.

The Fund's SEC File No.: 811-5586
PR0790.001.10.07
Printed on recycled paper

                                  Appendix to prospectus of

                           Oppenheimer California Municipal Fund

     Graphic  Material  included in the  prospectus  of  Oppenheimer  California
Municipal Fund: "Annual Total Returns (Class A) (as of 12/31 each year)":

     A bar chart will be included in the  prospectus of  Oppenheimer  California
Municipal Fund (the "Fund") depicting the annual total returns of a hypothetical investment  in  Class A shares  of the  Fund  for each of the last ten  calendar years,  without  deducting  sales  charges  or taxes.  Set  forth  below are the relevant data points that will appear on the bar chart.

                  ----------------------------------------------
                    Calendar Year Ended   Annual Total Returns
                  ----------------------------------------------
                  ----------------------------------------------
                         12/31/97                 9.66%
                  ----------------------------------------------
                  ----------------------------------------------
                         12/31/98                 5.91%
                  ----------------------------------------------
                  ----------------------------------------------
                         12/31/99                -6.54%
                  ----------------------------------------------
                  ----------------------------------------------
                         12/31/00                12.72%
                  ----------------------------------------------
                  ----------------------------------------------
                         12/31/01                 3.64%
                  ----------------------------------------------
                  ----------------------------------------------
                         12/31/02                 8.41%
                  ----------------------------------------------
                  ----------------------------------------------
                         12/31/03                 5.58%
                  ----------------------------------------------
                  ----------------------------------------------
                         12/31/04                 8.43%
                  ----------------------------------------------
                  ----------------------------------------------
                         12/31/05                10.97%
                  ----------------------------------------------
                  ----------------------------------------------
                         12/31/06                 7.71%
                  ----------------------------------------------

Oppenheimer California Municipal Fund

6803 South Tucson Way, Centennial, Colorado 80112
1.800.225.5677

Statement of Additional Information dated October 31, 2007

      This Statement of Additional Information ("SAI") is not a Prospectus.
This document contains additional information about the Fund and supplements information in the Prospectus dated October 31, 2007. It should be read together with the Prospectus, which may be obtained by writing to the Fund's
Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado
80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents                                                                Page

About the Fund
Additional Information About the Fund's Investment Policies and Risks...
    The Fund's Investment Policies......................................
    Other Investment Techniques and Strategies..........................
    Other Investment Restrictions.......................................
Disclosure of Portfolio Holdings........................................
How the Fund is Managed.................................................
    Organization and History............................................
    Board of Trustees and Oversight Committees..........................
    Trustees and Officers of the Fund...................................
    The Manager.........................................................
Brokerage Policies of the Fund..........................................
Distribution and Service Plans..........................................
Payments to Fund Intermediaries.........................................
Performance of the Fund.................................................

About Your Account
How To Buy Shares.......................................................
How To Sell Shares......................................................
How to Exchange Shares..................................................
Dividends, Capital Gains and Taxes......................................
Additional Information About the Fund...................................

Financial Information About the Fund
Report of Independent Registered Public Accounting Firm.................
Financial Statements....................................................

Appendix A: Municipal Bond Ratings Definitions..........................  A-1
Appendix B: OppenheimerFunds Special Sales Charge Arrangements and Waivers

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

The investment objective and the principal investment policies and the main risks of the Fund are described in the Prospectus. This SAI contains supplemental information about those policies and the types of securities that the Fund's investment manager, OppenheimerFunds, Inc., (the "Manager")
may select for the Fund. Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager uses in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques described below at all times in seeking its objective.
It may use some of the special investment techniques and strategies at some times or not at all. The Fund does not make investments with the objective of seeking capital growth, since that would generally be inconsistent with its goal of seeking tax-exempt income. However, the value of the securities held by the Fund may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increased after a security was purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security was purchased, normally its value would rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the
Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications.
These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "What Does the Fund Mainly
Invest In" and "About the Fund's Investments". Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

|X|   Municipal Bonds. The Fund has classified longer term municipal securities as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" bonds (including
"industrial development" and "private activity" bonds). They may have fixed, variable or floating rates of interest or may be "zero-coupon" bonds, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time.
Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

|_|   General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing, if any, power for the repayment of principal and the payment of interest.
 Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

|_|   Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state's or local government's proportionate share of the tobacco master settlement agreement (as described in the section titled "Tobacco Related Bonds"). Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities;
 colleges and universities; and hospitals.

      Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

|_|   Mello-Roos Bonds (or "Dirt" Bonds). These are bonds issued under the
California Mello-Roos Community Facilities Act. They are used to finance infrastructure projects, such as roads or sewage treatment plants. In most cases they are secured by real estate taxes levied on property located in the same community as the project. This type of financing was created in response to statutory limits on real property taxes that were enacted in California.
The bonds do not constitute an obligation of a municipal government. Timely payment of principal and interest depends on the ability of the developer of the project or other property owners to pay their real estate taxes.
Therefore these bonds are subject to risks of nonpayment as a result of a general economic decline or decline in the real estate market, as well as the credit risk that of the developer.

|_|   Private Activity Bonds.  The Tax Reform Act of 1986 amended and reorganized, under the Internal Revenue Code of 1986, as amended (the
"Internal Revenue Code"), the rules governing tax-exemption for interest on certain types of municipal securities known as "private activity bonds" (or
"industrial development bonds" as they were referred to under pre-1986 law), the proceeds of which are used to finance various non-governmental privately owned and/or operated facilities.  Under the Internal Revenue Code, interest on private activity bonds is excludable from gross income for federal income tax purposes if the financed activities fall into one of seven categories of
"qualified private activity bonds," consisting of mortgage bonds, veterans mortgage bonds, small issue bonds, student loan bonds, redevelopment bonds, exempt facility bonds and 501(c)(3) bonds, and certain tests are met.  The types of facilities that may be financed with exempt facility bonds include airports, docks and wharves, water furnishing facilities, sewage facilities, solid waste disposal facilities, qualified residential rental projects, hazardous waste facilities and high speed intercity rail facilities.  The types of facilities that may be financed with 501(c)(3) bonds include hospitals and educational facilities that are owned by 501(c)(3)
organizations.

      Whether a municipal security is a private activity bond (the interest on which is taxable unless it is a qualified private activity bond) depends on whether (i) more than a certain percentage (generally 10%) of (a) the proceeds of the security are used in a trade or business carried on by a non-governmental person and (b) the payment of principal or interest on the security is directly or indirectly derived from such private use, or is secured by privately used property or payments in respect of such property, or (ii) more than the lesser of 5% of the issue or $5 million is used to make or finance loans to non-governmental persons.

      Moreover, a private activity bond of certain types that would otherwise be a qualified tax-exempt private activity bond will not, under Internal
Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities financed by the bond, or a "related person" of such a substantial user.  A
"substantial user" is a non-exempt person who regularly uses part of a facility in a trade or business.

      Thus, certain municipal securities could lose their tax-exempt status retroactively if the issuer or user fails to meet certain continuing requirements, for the entire period during which the securities are outstanding, as to the use and operation of the bond-financed facilities and the use and expenditure of the proceeds of such securities.  The Fund makes no independent investigation into the use of such facilities or the expenditure of such proceeds.  If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      The payment of the principal and interest on such qualified private activity bonds is dependant solely on the ability of the facility's user to meet its financial obligations, generally from the revenues derived from the operation of the financed facility, and the pledge, if any, of real and personal property financed by the bond as security for those payments.

      Limitations on the amount of private activity bonds that each state may issue may reduce the supply of such bonds.  The value of the Fund's portfolio could be affected by these limitations if they reduce the availability of such bonds.

      Interest on certain qualified private activity bonds that is tax-exempt may nonetheless be treated as a tax preference item subject to the alternative minimum tax to which certain taxpayers are subject.  If such qualified private activity bonds are held by the Fund, a proportionate share of the exempt-interest dividends paid by the Fund will constitute an item of tax preference to such shareholders.

|X|   Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

|_|   Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

|_|   Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

|_|   Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

|_|   Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

|_|   Tax-Exempt Commercial Paper. This type of short-term obligation
(usually having a maturity of 270 days or less, is issued by a municipality to meet current working capital needs.

|X|   Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid"
securities. Their purchase by the Fund would be limited as described below in
"Illiquid Securities." From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees.

      Those guidelines require the Manager to evaluate:
|_|   the frequency of trades and price quotations for such securities;
|_|   the number of dealers or other potential buyers willing to purchase or sell such securities;
|_|   the availability of market-makers; and
|_|   the nature of the trades for such securities.

      While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.

TOBACCO RELATED BONDS.  The Fund may invest in two types of tobacco related bonds:  (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state's interest in the Master
Settlement Agreement ("MSA") described below, and (ii) tobacco bonds subject to a state's appropriation pledge, for which payments may come from both the
MSA revenue and the applicable state's appropriation pledge.

Tobacco Settlement Revenue Bonds. The Fund may invest a significant portion of its assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the MSA. The
MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown &
Williamson, and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 92%.  The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the
MSA.

      A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to the Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

      Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund's net asset value.

      The MSA and tobacco manufacturers have been and continue to be subject to various legal claims.  An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Tobacco Bonds Subject to Appropriation (STA) Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state's appropriation pledge ("STA
Tobacco Bonds").  STA Tobacco Bonds rely on both the revenue source from the
MSA and a state appropriation pledge.

      These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation.  Although specific provisions may vary among states, "subject to appropriation bonds" (also referred to as
"appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) from the issuer's general funds.  Appropriation debt differs from a state's general obligation debt in that general obligation debt is backed by the state's full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually.  While STA
Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state.
The Fund considers the STA Tobacco Bonds to be "municipal securities" for purposes of their concentration policies.

      Litigation Challenging the MSA.  The participating manufacturers and states in the MSA are subject to several pending lawsuits challenging the MSA and/or related state legislation or statutes adopted by the states to implement the MSA (referred to herein as the "MSA-related legislation"). One or more of the lawsuits allege, among other things, that the MSA and/or the states' MSA-related legislation are void or unenforceable under the Commerce
Clause and certain other provisions of the U.S. Constitution, the federal antitrust laws, federal civil rights laws, state constitutions, consumer protection laws and unfair competition laws.

      To date, challenges to the MSA or the states' MSA-related legislation have not been ultimately successful, although three such challenges have survived initial appellate review of motions to dismiss. Two of these three challenges (referred to herein as Grand River and Freedom Holdings) are pending in the U.S. District Court for the Southern District of New York and
have proceeded to a stage of litigation where the ultimate outcome may be determined by, among other things, findings of fact based on extrinsic evidence as to the operation and impact of the MSA and the states'
MSA-related legislation. In these two cases, certain decisions by the U.S.
Court of Appeals for the Second Circuit have created heightened uncertainty as a result of that court's interpretation of federal antitrust immunity and
Commerce Clause doctrines as applied to the MSA and the states' MSA-related legislation, which interpretation appears to conflict with interpretations by other courts, that have rejected challenges to the MSA and the states'
MSA-related legislation. Prior decisions rejecting such challenges have concluded that the MSA and the MSA-related legislation do not violate the
Commerce Clause of the U.S. Constitution and are protected from antitrust challenges based on established antitrust immunity doctrines.  Such a conflict may result in significant uncertainty regarding the validity and enforceability of the MSA and/or the states' related MSA-legislation and could adversely affect payment streams associated with the MSA and the bonds.
The existence of a conflict as to the rulings of different federal courts on these issues, especially between Circuit Courts of Appeals, is one factor that the U.S. Supreme Court may take into account when deciding whether to exercise its discretion in agreeing to hear an appeal. No assurance can be given that the U.S. Supreme Court would choose to hear and determine any appeal relating to the substantive merits of the cases challenging the MSA or the states' MSA-related legislation.

      Grand River and Freedom Holdings.   Both cases are pending in the U.S.
District Court for the Southern District of New York and seek to enjoin the enforcement of states' MSA-related legislation. The Grand River case is pending against the attorneys general of 31 states.  The plaintiffs seek to enjoin the enforcement of the states' MSA-related legislation, and allege, among other things, (a) violations of federal antitrust law, the accompanying state legislation enacted pursuant to the MSA mandates or authorizes such violations and is thus preempted by federal law and that (b) the MSA and related statutes are invalid or unenforceable under the Commerce Clause of the U.S. Constitution. Grand River was remanded and remains pending in the
Southern District and the parties have engaged in discovery with respect to the antitrust and Commerce Clause claims.

      The Freedom Holdings case is pending against the attorney general and the commissioner of taxation and finance of the State of New York and is based on the same purported claims as the Grand River case.  On February 10,
2006, plaintiffs filed an amended complaint seeking (1) a declaratory judgment that the operation of the MSA and New York's MSA-related legislation implements an illegal per se output cartel in violation of the federal antitrust laws and is preempted thereby, (2) a declaratory judgment that New
York's MSA-related legislation, together with the similar legislation of other states, regulates interstate commerce in violation of the Commerce
Clause of the U.S. Constitution and (3) an injunction permanently enjoining the enforcement of New York's MSA-related legislation.

      To date, the Second Circuit is the only federal court that has sustained a Commerce Clause challenge to the MSA and MSA-related legislation after reviewing a motion to dismiss.  A final decision in these cases by the
District Court would be subject to appeal to the Second Circuit and would likely be further appealed to the U.S. Supreme Court.  A Supreme Court decision to affirm or to decline to review a Second Circuit ruling that is adverse to the participating manufacturers and states, challenging validity or enforceability of MSA or the states' MSA-related legislation, could potentially lead to invalidation of the MSA and states' MSA-related legislation in their entirety, materially affect the payment streams under the MSA and/or result in the complete loss of the Fund's outstanding investment.

      A third case challenging the MSA (Xcaliber v. Ieyoub) in federal court in Louisiana (Fifth Circuit) also has survived appellate review of motions to dismiss.  Certain non-participating manufacturers are alleging, among other things, that certain provisions of Louisiana's MSA-related legislation violate various provisions of the U.S. Constitution and the Louisiana constitution.  On March 1, 2006, the U.S. Court of Appeals for the Fifth
Circuit vacated the district court's dismissal of the plaintiffs' complaint and remanded the case for reconsideration. In addition to the three cases identified above, proceedings are pending in federal courts that challenge the MSA and/or the states' MSA-related legislation in California, Louisiana,
Oklahoma, Kansas, Kentucky, Tennessee and Arkansas. The issues raised in
Freedom Holdings or Grand River are also raised in many of these other cases.  The MSA and states' MSA-related legislation may also continue to be challenged in the future. A determination that the MSA or states' MSA-related legislation is void or unenforceable would have a material adverse effect on the payments made by the participating manufacturers under the MSA.

      Litigation Seeking Monetary Relief from Tobacco Industry Participants.
The tobacco industry has been the target of litigation for many years. Both individual and class action lawsuits have been brought by or on behalf of smokers alleging that smoking has been injurious to their health, and by non-smokers alleging harm from environmental tobacco smoke, also known as
"secondhand smoke."  Plaintiffs seek various forms of relief, including compensatory and punitive damages aggregating billions of dollars, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, legal fees, and injunctive and equitable relief.

      The MSA does not release participating manufacturers from liability in either individual or class action cases.  Healthcare cost recovery cases have also been brought by governmental and non-governmental healthcare providers seeking, among other things, reimbursement for healthcare expenditures incurred in connection with the treatment of medical conditions allegedly caused by smoking. The participating manufacturers are also exposed to liability in these cases, because the MSA only settled healthcare cost recovery claims of the participating states. Litigation has also been brought against certain participating manufacturers and their affiliates in foreign countries.

      The ultimate outcome of any pending or future lawsuit is uncertain.
Verdicts of substantial magnitude that are enforceable as to one or more participating manufacturers, if they occur, could encourage commencement of additional litigation, or could negatively affect perceptions of potential triers of fact with respect to the tobacco industry, possibly to the detriment of pending litigation. An unfavorable outcome or settlement or one or more adverse judgments could result in a decision by the affected participating manufacturers to substantially increase cigarette prices, thereby reducing cigarette consumption beyond the forecasts under the MSA.
In addition, the financial condition of any or all of the participating manufacturer defendants could be materially and adversely affected by the ultimate outcome of pending litigation, including bonding and litigation costs or a verdict or verdicts awarding substantial compensatory or punitive damages. Depending upon the magnitude of any such negative financial impact
(and irrespective of whether the participating manufacturer is thereby rendered insolvent), an adverse outcome in one or more of the lawsuits could substantially impair the affected participating manufacturer's ability to make payments under the MSA.

Credit Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Inc. (Moody's"), Standard & Poor's Rating
Services, a division of the McGraw-Hill Companies, Inc. ("S&P"), and Fitch,
Inc. ("Fitch") represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality.
Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      After the Fund buys a municipal security, the security may cease to be rated or its rating may be reduced. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, S&P, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the
Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account.
This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

      A list of the rating categories of Moody's, S&P and Fitch for municipal securities is contained in Appendix A to this SAI. Because the Fund may purchase securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assigning a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

Special Considerations Relating to California Municipal Obligations

o     Because the Fund invests primarily in California tax-exempt securities, the value of its portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of California (sometimes referred to in this section as the "State") and its municipalities, authorities and other instrumentalities that issue such securities.  The following information is based on information available as of the date of this Statement of Additional Information primarily from official statements and prospectuses relating to securities offerings of the State, the latest of which is dated June 20, 2007.

General Economic Conditions

o     The economy of the State is the largest among the 50 states and one of the largest in the world.  The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, tourism, manufacturing, construction and services. Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets.
 o  In early 2001, California's economy slipped into a recession, which was concentrated in the state's high-tech sector and, geographically, in the San Francisco Bay Area.  The economy has since recovered with 887,100 jobs gained between July 2003 and March 2007 compared with 362,000 jobs lost between January 2001 and July 2003.  The economy got off to a fast start in 2006, but declining housing sectors increasingly weighed on the economy as the year progressed.  Cooling housing sectors continued to slow the economy in the first quarter of 2007.  The downturn in the housing sector will likely last longer than anticipated in the Governor's Budget forecast.
o     Growth in taxable sales fell to 3.9 percent in 2006 from 7.4 percent in
   2005.  New vehicle registration fell in 2006 and was also down from a year ago in the first two months of 2007.  Decreased vehicle registration and reduced home building likely contributed to the slowdown in taxable sales growth.

o     California's geographic location subjects it to earthquake risks.  It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area.  The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local governmental budgets.
State Budgets

  o 2006 Budget Act. The State's 2006 Budget Act (adopted in June 2006 for the fiscal year ending June 30, 2007) forecasted $93.9 billion in
   General Fund revenues and transfers, $101.3 billion in expenditures, and after application of the prior year's $9.5 billion General Fund balance, a positive General Fund balance of $2.2 billion.  The State's Legislative
   Analyst's Office (the "LAO"), in its Analysis of the 2007-08 Budget Bill
   Report issued on February 21, 2007 (the "LAO February 2007 Report"),
   estimates General Fund revenues and transfers of $94.1 billion, expenditures of $102.1 billion and a positive General Reserve balance of
   $1.9 billion for the 2006-07 fiscal year.  The May Revision to the
   Governor's Budget for 2007-08, released in May 2007 (the "2007 May
   Revision"), projects General Fund revenues and transfers of $95.7 billion, expenditures of $102.3 billion and a positive General Reserve balance of
   $3.7 billion for the 2006-07 fiscal year.  The 2007 Budget Act, as of June
   30, 2007, projects that the 2006-07 fiscal year will end with revenues and transfers of $94.5 billion, expenditures of $102.1 billion and a reserve of $2.9 billion.
   o 2007 Budget Act.  The Governor's Budget for the 2007-08 fiscal year, released in January 2007, projects General Fund revenues and transfers for the fiscal year ended June 30, 2008 of $101.3 billion, expenditures at
   $103.1 billion, and a year-end General Fund reserve of $2.1 billion.  The
   LAO February 2007 Report projects revenues and transfers of $101.3 billion, expenditures of $103.9 billion and a negative General Reserve balance of $726 million for the 2007-08 fiscal year (approximately $2.8 billion less than that assumed in the budget estimate).
    o The LAO believes that the Governor's budget is based on a number of optimistic assumptions.  Using LAO estimates of revenue and expenditures under the Governor's plan, LAO estimates that the State would conclude
   2007-08 with a $726 million deficit, and would face a continuing structural shortfall thereafter.  The difference in these numbers is due principally to LAO's lower estimates of revenue in both the current and budget years, but also due to higher expenditure estimates, primarily related to Proposition 98.  Adoption of the plan would also leave the
   State with large operating shortfalls in future years, unless additional corrective actions are taken.  The LAO recommends finding additional budget savings and/or revenue to address the near- and longer-term shortfalls and also reducing the amount of supplemental repayments on deficit-financing bonds relative to the $1.6 billion proposed in the budget.
  o The 2007 May Revision projected that the General Fund revenues are expected to be $97.7 billion in 2006-07 and $101.3 billion in 2007-08.  This represents an increase of $1.2 billion in 2006-07 and a reduction of $24 million compared to the Governor's January budget.  The May Revision projected General Fund revenues and transfers for the fiscal year ended June
30, 2008 of $101.3 billion, expenditures at $103.8 billion, and a year-end
General Fund reserve of $2.2 billion.  The May Revision proposes to increase
   General Fund expenditures in 2007-08 by $1.5 billion or 1.5 percent over the level of spending in 2006-07.  Most General Fund spending is non-discretionary.  Of the total spending proposed, $1.7 billion, or 2 percent, is for pre-paying debt and only $1.0 billion, or less than 1 percent is proposed for policy choices.  The remainder is required either by the constitution, federal laws, statutory entitlements, binding labor agreements or court orders.
o     The 2007 Budget Act has not been enacted as of July 31, 2007.  The
   Budget Act must be approved by a two-thirds majority vote of each House of the Legislature.  The Assembly passed the budget on July 20, 2007.  The
   State Senate has not been able to reach the two-thirds majority needed to pass the budget, now a month past deadline.

      o     Constraints on the Budget Process.  Approved in March 2004 with the State's Economic Recovery Bonds, Proposition 58 requires the State to enact a balanced budget and establish a special reserve in the General
   Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.
o     If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session to consider that legislation.  If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.
      o     Proposition 58 also requires that a special reserve (the Budget
   Stabilization Account) be established in the State's General Fund.
   Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues would be transferred by the Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget
   Stabilization Account reaches $8 billion or 5 percent of the estimated
   General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5 percent target. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the
   Governor no later than June 1 of the preceding fiscal year.

o     Proposition 58 will also prohibit certain future borrowing to cover fiscal year end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund
   (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

o     Future Budgets.  It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing
   State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.
State Indebtedness

o     General Obligation Bonds and Revenue Bonds. As of May 1, 2007, the
   State had approximately $49.8 billion aggregate principal of its long-term general obligation bonds and revenue bonds outstanding.  Inclusive of estimated interest of approximately $30.6 billion, the State's debt service requirements for general obligation bonds and revenue bonds totaled nearly $80.4 billion.  General obligation bond authorizations in an aggregate amount of approximately $70.5 billion remained unissued as of that date.
o     Ratings.  As of June 2007, the State's general obligation bonds were rated A1 by Moody's, A+ by Standard & Poor's, and A+ by Fitch Ratings.  It
   is not presently possible to determine whether, or the extent to which,
   Moody's, Standard & Poor's or Fitch Ratings will change such ratings in the future.
         New General Obligation Bond Measures.  In response to the Governor's proposal for a $220 billion infrastructure investment plan, which would have used $68 billion in new general obligation bonds, the Legislature approved four bond measures, totaling approximately $37.3 billion, which were all approved by the voters at the November 7, 2006 general election.

Local Government

o     The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 10 million (Los
   Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose
   "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.
o     Some local governments in California have experienced notable financial difficulties, including Los Angeles County, Orange County and San Diego
   County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.  It should be noted that the creditworthiness of obligations issued by local
   California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.
      o     According to the State, the 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 (described below) will dramatically change the State-local fiscal relationship. These constitutional and statutory changes implement an agreement negotiated between the Governor and local governments officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the Vehicle License Fee ("VLF") rate from 2 percent to
   0.65 percent of the market value of the vehicle. In order to protect local governments, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive.
      o     As part of the State-local agreement, Senate Constitutional
   Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters at the November 2004 election.  Senate Constitutional
   Amendment No. 4 amends the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments'
   property, sales, and VLF revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the
   State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax.
o     Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for an activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended.
   In addition, Senate Constitutional Amendment No. 4 expands the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Senate Constitutional
   Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

o     Senate Constitutional Amendment No. 4 further requires the State to reimburse cities, counties and special districts for mandated costs incurred prior to the 2004-05 fiscal year over a term of years.  Chapter
   72, Statutes of 2005 requires the payment of mandated costs incurred prior to 2004-05 to begin in 2006-07 and to be paid over a term of 15 years.
   The 2006 Budget Act appropriated $169.9 million, and the Legislature and the Administration specified that these funds include prepayment of the
   2007-08 State mandate obligations.  The remaining estimated cost of claims for mandated costs incurred prior to the 2004-05 fiscal year is $1.0 billion.

Constitutional, Legislative and Other Factors

o     The State is subject to an annual appropriations limit imposed by
   Article XIII B of the State Constitution (the "Appropriations Limit"). The
   Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.
o     Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit.
   "Appropriations subject to limitation" are authorizations to spend
   "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but
   "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.  Various types of appropriations are excluded from the
   Appropriations Limit.
      o     The State's Appropriations Limit in each year is based on the
   Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility for providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.
      o     The Legislature has enacted legislation to implement Article XIII
   B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.
o     On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the
   "Classroom Instructional Improvement and Accountability Act." Proposition
   98 changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues.
   Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period.  Proposition 98 also contains provisions transferring certain State tax revenues in excess of the
   Article XIII B limit to K-14 schools.
      o     Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact of this or related legislation on the bonds in the Fund's portfolio.
      o     Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State's initiative process.  Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time.  If any such initiatives were adopted, the State could be pressured to provide additional financial assistance to local Governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition
   98 and others that may be adopted in the future may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the
   Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.
      o     Effect of other State Laws on Bond Obligations.  Some of the tax-exempt securities that the Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties.  These are subject to provisions of California law that could adversely affect the holders of such obligations.  For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.  Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such purpose.
Pending Litigation

o     The State is a party to numerous legal proceedings, many of which normally occur in governmental operations.  In addition, the State is involved in certain other legal proceedings that, if decided against the
   State might require the State to make significant future expenditures or impair future revenue sources.  Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

o     On August 8, 2005, a lawsuit titled California Teachers Association et
   al. v. Arnold Schwarzenegger et al. was filed.  Plaintiffs - California
   Teachers Association, California Superintendent of Public Instruction Jack
   O'Connell, and various other individuals - allege that the California
   Constitution's minimum school funding guarantee was not followed for the
   2004-2005 fiscal year and the 2005-06 fiscal year in the aggregate amount of approximately $3.1 billion.  Plaintiffs seek a writ of mandate requiring the State to recalculate the minimum-funding guarantee in compliance with the California Constitution.  On May 10, 2006, counsel for all parties executed a settlement agreement, and the action has been stayed pending implementation legislation.  The settlement calls for payment of the outstanding balance of the minimum funding obligation to school districts and community college districts (approximately $3 billion in the aggregate) through the 2013-14 fiscal year.

o     On November 15, 2005, a California Superior Court judge entered a decision in a case which sought judicial validation for the issuance by the State of pension obligation bonds.  The judge ruled the bonds were not valid.  The State appealed, but the State will not be able to issue pension obligation bonds until the matter is finally resolved.  For the
   2005-2006 fiscal year, the State made payments of about $525 million for a portion of the fiscal year contribution to the California Public
   Employees' Retirement System which had been planned to be funded from the bonds.  The 2006 Budget Act does not call for the issuance of any pension obligation bonds.

o     On June 30, 2005, U.S. District Court for the Northern District of
   California ruled on a class action regarding all prison medical care in the State.  The district court appointed a Receiver, who took office in
   April 2006, to run and operate the approximately $1.3 billion adult health care delivery system (excluding mental health and dental care) of the
   California Department of Corrections and Rehabilitation ("CDCR"),
   affecting approximately 32 prisons throughout the State.  CDCR continues to work with the Receiver.  At this time, it is unknown what financial impact this unprecedented litigation would have on the State's General
   Fund.

Other Investment Techniques and Strategies. In seeking its objective, the
Fund may from time to time employ the types of investment strategies and investments described below. The Fund is not required to use all of these strategies at all times, and at times may not use them.

|X|   Floating Rate and Variable Rate Obligations. Variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is based on a stated
prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury
Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

      The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated
maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven (7) days are subject to the Fund's limitations on investments in illiquid securities.

Inverse Floaters. The Fund invests in "inverse floaters" which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short-term securities. As short-term interest rates rise, the interest rate on inverse floaters falls and they produce less current income.
As short-term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income. Their market value can be more volatile than that of a conventional fixed-rate security having similar credit quality, redemption provisions and maturity. The Fund can invest up to
20% of its total assets in inverse floaters.

     Currently, most of the inverse floaters the Fund buys are created when the Fund purchases a fixed-rate municipal security and subsequently transfers it to a broker-dealer which sells it to a trust. The trust divides the fixed-rate security into two floating rate securities: (i) a short-term tax-free floating rate security paying interest at rates that usually reset daily or weekly, typically with the option to be tendered for par value on each reset date, and (ii) a residual interest (the "inverse floater") that is a long-term tax-free floating rate security, sometimes also referred to as a
"residual interest certificate." The inverse floater pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. The terms of the inverse floaters in which the Fund invests grant the Fund the right to  require a tender of the short-term floating rate securities, upon payment of the principal amount due to the holders of the short-term floating rate notes issued by the trust and certain other fees.
The Fund may then require the trust to exchange the underlying fixed-rate security for the short-term floating rate security and the inverse floater that the Fund owns.

     The Fund may also purchase inverse floaters created when another party transfers a fixed-rate municipal security to a trust. The trust then issues short-term floating rate notes to third parties and sells the inverse floater to the Fund. Under some circumstances, the Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

     Additionally, the Fund may be able to purchase inverse floaters created by municipal issuers directly. To provide investment leverage, a municipal issuer might issue two variable rate obligations instead of a single long-term, fixed-rate security. For example, the interest rate on one obligation reflecting short-term interest rates and the interest rate on the other instrument, the inverse floater, reflecting the approximate rate the issuer would have paid on a fixed-rate security, multiplied by a factor of two, minus the rate paid on the short-term instrument.

      Inverse floaters may offer relatively high current income, reflecting the spread between long-term and short-term tax exempt interest rates. As long as the municipal yield curve remains positively sloped, and short-term rates remain low relative to long-term rates, owners of inverse floaters will have the opportunity to earn interest at above-market rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term security having similar credit quality, redemption provisions and maturity.

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      The Fund may enter into a "shortfall and forbearance" agreement with the sponsor of an inverse floater held by the Fund. Under such an agreement, on liquidation of the trust, the Fund would be committed to pay the trust the difference between the liquidation value of the underlying security on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying security. The Fund would not be required to make such a payment under the standard terms of a more typical inverse floater. Although entering into a
"shortfall and forebearance" agreement would expose the Fund to the risk that it may be required to make the payment described above, the Fund may receive higher interest payments than under a typical inverse floater.

      An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short-term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security.

The Fund has changed its accounting treatment of inverse floater transactions in which the Fund has transferred a municipal security it owned to a trust.
Prior to 2007, for accounting presentation purposes, these transactions were treated as a sale of the municipal security and a purchase of the inverse floater. Under applicable financial accounting standards however, the transfer of the security is considered a form of secured borrowing for financial reporting purposes. This change in accounting treatment does not apply to inverse floaters acquired by the Fund that were created by a third-party's transfer of a municipal security to the issuing trust.

|X|   When-Issued and Delayed Delivery-Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.
Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the
Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. In a purchase transaction, the Fund will identify on its books liquid securities with a value at least equal to the purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the
Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the
Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

|X|   Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.
This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches.
Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and be required to make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

|X|   Puts and Standby Commitments. The Fund may acquire "stand-by commitments" or "puts" with respect to municipal securities to enhance portfolio liquidity and to try to reduce the average effective portfolio maturity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

      When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the
Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The
Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the
Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

|X|   Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S.
commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Fund's Manager from time to time. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company
Act of 1940 (the "Investment Company Act"), are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission (the "SEC"), the Fund, along with the affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      Illiquid Securities. The Fund has
percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. The Manager determines the liquidity of certain of the Fund's investments and monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to meet percentage restrictions or maintain adequate liquidity.  The Manager takes into account the trading activity for such securities and the availability of reliable pricing information, among other factors.  Illiquid securities include repurchase agreements maturing in more than seven days.

|X|   Loans of Portfolio Securities. To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions approved by the Fund's
Board of Trustees. These loans are limited to not more than 25% of the value of the Fund's total assets. The Fund presently does not intend to engage in loans of securities that will exceed 5% of the value of the Fund's total assets in the coming year. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

      There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities, It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The Fund may pay reasonable finder's, administrative or other fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      Borrowing for Leverage. The Fund
has the ability to invest borrowed funds in portfolio securities. This speculative investment technique is known as "leverage." Under its fundamental investment policies, the Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time. Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowing. Notwithstanding the preceding sentence,
The Fund may also borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. If the value of the Fund's assets fails to meet this
300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the
Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

      In addition, pursuant to an exemptive order issued by the SEC to
Citicorp North America, Inc. ("Citicorp"), the Fund also has the ability to borrow, subject to the limits established by its investment policies, from commercial paper and medium-term note conduits administered by Citicorp that issue promissory notes to fund loans to investment companies such as the
Fund. These loans may be secured by assets of the Fund, so long as the Fund's policies permit it to pledge its assets to secure a debt. Liquidity support for these loans will be provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. The Fund will have the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice. As a borrower under a conduit loan facility, the Fund maintains rights and remedies under state and federal law comparable to those it would maintain with respect to a loan from a bank.

|X|   Loans of Portfolio Securities. To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions approved by the Fund's
Board of Trustees. These loans are limited to not more than 25% of the value of the Fund's total assets. The Fund presently does not intend to engage in loans of securities that will exceed 5% of the value of the Fund's total assets in the coming year. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

      There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities, It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The Fund may pay reasonable finder's, administrative or other fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

|X|   Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so, the
Fund may:
|_|   sell interest rate futures or municipal bond index futures,
|_|   buy puts on such futures or securities, or
         |_|      write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures. Covered calls may also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund will normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund may:
|_|   buy interest rate futures or municipal bond index futures, or
|_|   buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The
Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market.
The particular hedging instruments the Fund can use are described below. The
Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

|X|   Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures"), and municipal bond indices (these are referred to as "municipal bond index futures").

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

      A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

      Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury
Bonds on a duration-adjusted basis.

      Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities).
For example, if a bond has an effective duration of three years, a 1%
increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

|X|   Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.

|_|   Writing Covered Call Options. The Fund may write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:
(1)   After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
(2)   Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ(R), the automated quotation system of The NASDAQ(R)Stock Market, Inc. or traded in the
               over-the-counter market.
(3)   Each call the Fund writes must be "covered" while it is outstanding.
               That means the Fund must own the investment on which the call was written.
(4)   The Fund may write calls on futures contracts whether or not it owns them.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When a Fund writes a call on an index, it receives cash (a premium).
If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference.  If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium.

      The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the
Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions.
OCC will release the securities on the expiration of the calls or upon the
Fund's entering into a closing purchase transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security
(that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker. The SEC is evaluating whether OTC options should be considered liquid securities. The procedure described above could be affected by the outcome of that evaluation.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

      The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100%
of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

|_|   Purchasing Puts and Calls. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ(R), or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

      When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or
(2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is neither exercised nor sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

      Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

      The Fund may buy only those puts that relate to securities that the
Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).

      When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

|X|   Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

      The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund may pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible, for example, that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities.
However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets.
All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market may decline. If the Fund then does not invest in such securities because of concerns that there may be further market decline or for other reasons, the
Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

      An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised. The Fund might experience losses if it could not close out a position because of an illiquid market for a future or option.

|X|   Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party.
Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

|X|   Regulatory Aspects of Hedging Instruments. The Commodities Futures
Trading Commission (the "CFTC") has eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity
Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's Manager (as they may be amended from time to time), and as otherwise set forth in the Fund's
Prospectus or this SAI.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's Manager). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under interpretations of staff members of the SEC regarding applicable provisions of the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

|X|   Taxable Investments. While the Fund can invest up to 20% of its net assets (plus borrowing for investment purposes) in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of paying exempt-interest dividends to its shareholders. Taxable investments include, for example, hedging instruments, repurchase agreements, and the types of securities the Fund would buy for temporary defensive purposes.

      At times, in connection with the restructuring of a municipal bond issuer either outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings, a Fund may determine or be required to accept equity securities from the issuer in exchange for all or a portion of the Fund's holdings in the municipal security.  Although the Manager will attempt to sell the equity security as soon as reasonably practicable in most cases, depending upon, among other things, the Manager's valuation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio for limited period of time in order to liquidate the equity securities in a manner that maximizes their value to the Fund.
f

|X|   Temporary Defensive and Interim Investments. The securities the Fund may invest in for temporary defensive purposes include the following:
|_|   short-term municipal securities;
|_|   obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
|_|   corporate debt securities rated within the three highest grades by a nationally recognized rating agency;
|_|   commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and
|_|   certificates of deposit of domestic banks with assets of $1 billion or more.

      The Fund also might hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares. The income from some of the temporary defensive or interim investments may not be tax-exempt. Therefore, when making those investments, the Fund might not achieve its objective.

|X|   Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the
Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

      The Fund ordinarily does not trade securities to achieve short-term capital gains, because such gains would not be tax-exempt income. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the
Fund believes such disposition advisable or it needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 100%. The Financial
Highlights table at the end of the Prospectus shows the Fund's portfolio turnover rates during the past five fiscal years.

|X|   Taxable Investments. While the Fund can invest up to 20% of its total assets in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the
Fund would not be able to meet its objective of providing tax exempt income to its shareholders. Taxable investments include, for example, hedging instruments, repurchase agreements, and many of the types of securities the
Fund would buy for temporary defensive purposes. The Fund can invest in short-term municipal securities for defensive purposes.

Other Investment Restrictions

|X|   What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:

|_|   67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
|_|   more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the
Prospectus or this SAI, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

|X|   Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

|_|   The Fund cannot make loans, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

|_|   The Fund may not borrow money, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

|_|   The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the
U.S. government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general or to California Municipal Securities.

|_|   The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment
Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

|_|   The Fund may not underwrite securities issued by others, except to the extent that
a Fund may be considered an underwriter within the meaning of the Securities
Act of 1933, as amended, when reselling securities held in its own portfolio.

|_|   The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

      Unless the Prospectus or SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Non-Diversification of the Fund's Investments. The Fund is "non-diversified"
as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

      Being non-diversified poses additional investment risks, because if the
Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. If it qualifies, the Fund does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer (other than
Government securities and securities of other regulated investment companies), two or more issuers that are engaged in the same or related trades or businesses and are controlled by the Fund, or one or more qualified publicly traded partnerships (i.e., publicly-traded partnerships that are treated as partnerships for tax purposes and derive at least 90% of their income from certain passive sources). Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and
(2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

      The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Concentration. In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by revenue bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation.

 The Manager categorizes tobacco industry related municipal bonds as either tobacco settlement revenue bonds or tobacco bonds that are subject to appropriation ("STA Bonds"). For purposes of the Fund's industry concentration policies, STA Bonds are considered to be "municipal" bonds, as distinguished from "tobacco" bonds.  As municipal bonds, STA Bonds are not within any industry and are not subject to the Funds' industry concentration policies.

|X|   Does the Fund Have Any Other Restrictions That Are Not Fundamental?
The Fund has the additional operating policies which are stated below, that are not "fundamental," and which can be changed by the Board of Trustees without shareholder approval.

|_|   The Fund cannot invest in securities of other investment companies, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules and regulations may be amended or interpreted from time to time.

Disclosure of Portfolio Holdings.  The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager Distributor and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund.

o     Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the
            Fund's fiscal quarters in its semi-annual report to shareholders, its annual report to shareholders, or its Statements of
            Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the top 20 month-end holdings may be posted on the OppenheimerFunds' website at
            www.oppenheimerfunds.com (select the Fund's name under the "View
            Fund Information for:" menu) with a 15-day lag.  The Fund may release a more restrictive list of holdings (e.g., the top five or top 10 portfolio holdings) or may release no holdings if that is in the best interests of the Fund and its shareholders.  Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted.

      Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

      The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the
Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be
"compensation" or "consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

      A list of the top 20 portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than
15 days after month-end.

      Except under special limited circumstances discussed below, month-end lists of the Fund's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below.
If the Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o     The third-party recipient must first submit a request for release of
            Fund portfolio holdings, explaining the business reason for the request;
o     Senior officers (a Senior Vice President or above) in the Manager's
            Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and

o     The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the
            Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

      The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer and/or director of the Manager, Distributor, or
Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

o     Employees of the Fund's Manager, Distributor and Transfer Agent who
            need to have access to such information (as determined by senior officers of such entity),
o     The Fund's independent registered public accounting firm,
o     Members of the Fund's Board and the Board's legal counsel,
o     The Fund's custodian bank,
o     A proxy voting service designated by the Fund and its Board,
o     Rating/ranking organizations (such as Lipper and Morningstar),
o     Portfolio pricing services retained by the Manager to provide portfolio security prices, and
o     Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

      Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the Fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

      Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's
Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

o     Brokers and dealers in connection with portfolio transactions
            (purchases and sales)
o     Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund's regular pricing services)

o     Dealers to obtain price quotations where the Fund is not identified as the owner.

      Portfolio holdings information (which may include information on the
Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the
Manager, Distributor, or Transfer Agent, in the following circumstances:

o     Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,

o     Response to regulatory requests for information (the SEC, Financial
            Industry Regulatory Authority ("FINRA"), formerly the NASD,, state securities regulators, and/or foreign securities
            authorities, including without limitation requests for
            information in inspections or for position reporting purposes),
o     To potential sub-advisers of portfolios (pursuant to confidentiality agreements),

o     To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
o     Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

      Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

      The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

      Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the Fund's then-current policy on approved methods for communicating confidential information, including but not limited to the Fund's policy as to use of secure e-mail technology.

      The Chief Compliance Officer (the "CCO") of the Fund and the Manager,
Distributor, and Transfer Agent shall oversee the compliance by the Manager,
Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Fund has been made during the preceding year pursuant to these policies. The CCO shall report to the
Fund's Board any material violation of these policies and procedures and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

      The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

 Fortis Securities          Pacific Crest Securities
 ABG Securities

ABN AMR                     Fox-Pitt, Kelton           Pacific Growth Equities
AG Edwards                  Friedman, Billing, Ramsey Petrie Parkman
American Technology ResearchFulcrum Global Partners   Pictet
Auerbach Grayson            Garp Research             Piper Jaffray Inc.
Banc of America Securities  George K Baum & Co.       Prager Sealy & Co.
Barclays                    Goldman Sachs             Prudential Securities
Bear Stearns                HSBC                      Ramirez & Co.
Belle Haven                 ING Barings               Raymond James
Bloomberg                   ISI Group                 RBC Capital Markets
BNP Paribas                 ITG                       RBC Dain Rauscher
BS Financial Services       Janney Montgomery         Research Direct
Buckingham Research Group   Jefferies                 Reuters
Caris & Co.                 JP Morgan Securities      Robert W. Baird
CIBC World Markets          JPP Eurosecurities        Roosevelt & Cross
Citigroup Global Markets    Keefe, Bruyette & Woods   Russell
Collins Stewart             Keijser Securities        Ryan Beck & Co.
Craig-Hallum Capital Group  Kempen & Co. USA Inc.     Sanford C. Bernstein
LLC
Credit Agricole Cheuvreux   Kepler Equities/Julius    Scotia Capital Markets
N.A. Inc.                   Baer Sec
Credit Suisse               KeyBanc Capital Markets   Societe Generale
Cowen & Company             Leerink Swan              Soleil Securities Group
Daiwa Securities            Lehman Brothers           Standard & Poors
Davy                        Loop Capital Markets      Stifel Nicolaus
Deutsche Bank Securities    MainFirst Bank AG         Stone & Youngberg
Dresdner Kleinwort          Makinson Cowell US Ltd    SWS Group
Wasserstein
Emmet & Co                  Maxcor Financial          Taylor Rafferty
Empirical Research          Merrill Lynch             Think Equity Partners
Enskilda Securities         Midwest Research          Thomson Financial
Essex Capital Markets       Mizuho Securities         Thomas Weisel Partners
Exane BNP Paribas           Morgan Stanley            UBS
Factset                     Morningstar               Wachovia Securities
Fidelity Capital Markets    Natexis Bleichroeder      Wescott Financial
Fimat USA Inc.              Ned Davis Research Group  William Blair
First Albany                Nomura Securities         Yieldbook
Fixed Income Securities

How the Fund is Managed

Organization and History. The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interestThe Fund was organized as a Massachusetts business trust in July 1988.

|X|   Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights.
Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has three classes of shares: Class A, Class B, and
Class C. All classes invest in the same investment portfolio. Each class of shares:

o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     will generally have a different net asset value,
o     will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares  are  freely  transferable,  and each share of each class has one vote at shareholder  meetings,  with fractional shares voting  proportionally, on  matters  submitted  to a vote of  shareholders.  Each  share  of the  Fund represents  an interest in the Fund  proportionately  equal to the interest of each other share of the same class.

|X|   Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's
 Declaration of Trust.

      The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

|X|   Shareholder and Trustee Liability. The Fund's Declaration of Trust
contains an express disclaimer of shareholder or Trustee liability for the
Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its
Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      The Board of Trustees has an Audit Committee, a Regulatory & Oversight
Committee and a Governance Committee. Each committee is comprised solely of
Trustees who are not "interested persons" under the Investment Company Act
(the "Independent Trustees"). The members of the Audit Committee are David K.
Downes (Chairman), Mary F. Miller, Joel W. Motley, Russell S. Reynolds, Jr.,
Joseph M. Wikler and Peter I. Wold. The Audit Committee held 5 meetings during the Fund's fiscal year ended July 31, 2007. The Audit Committee furnishes the Board with recommendations regarding the selection of the
Fund's independent registered public accounting firm (also referred to as the
"independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to:
(i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent
Auditors regarding the Fund's internal accounting procedures and controls;
(iii) reviewing reports from the Manager's Internal Audit Department;
(iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund's independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund's independent
Auditors, including tax services, that are not prohibited by the
Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the
Manager.

      The members of the Regulatory & Oversight Committee are Robert G. Galli
(Chairman), David K. Downes, Matthew P. Fink, Phillip A. Griffiths, Joel W.
Motley and Joseph M. Wikler. The Regulatory & Oversight Committee held 6 meetings during the Fund's fiscal year ended July 31, 2007. The Regulatory &
Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution
Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight Committee's Charter.

      The members of the Governance Committee are Phillip A. Griffiths
(Chairman), Matthew P. Fink, Robert G. Galli, Mary F. Miller, Russell S.
Reynolds, Jr. and Peter I. Wold. The Governance Committee held 7 meetings during the Fund's fiscal year ended July 31, 2007. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of
Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, and monitors the Fund's proxy voting, among other duties set forth in the Governance Committee's Charter.

      The Governance Committee's functions also include the selection and nomination of Trustees, including Independent Trustees for election. The
Governance Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

      To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for Board membership including those recommended by the Fund's shareholders. The Governance Committee will consider nominees recommended by
Independent Board members or recommended by any other Board members including
Board members affiliated with the Fund's Manager. The Governance Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008, to the attention of the Board of Trustees of Oppenheimer
California Municipal Fund, c/o the Secretary of the Fund.

      Submissions should, at a minimum, be accompanied by the following: (1)
the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment
Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an "interested person" under the
Investment Company Act. In addition, certain other relationships with
Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

      The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an
"interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board. There are no differences in the manner in which the Governance
Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

      Trustees and Officers of the Fund. Except for Mr. Murphy, each of the
Trustees is an Independent Trustee. All of the Trustees are also directors or trustees of the following Oppenheimer funds (referred to as "Board I Funds"):

Oppenheimer Absolute Return Fund         Oppenheimer Money Market Fund, Inc.
Oppenheimer AMT-Free Municipals          Oppenheimer Multi-State Municipal Trust
Oppenheimer AMT-Free New York Municipals Oppenheimer Portfolio Series
Oppenheimer Balanced Fund                Oppenheimer Real Estate Fund

                                          Oppenheimer Rochester Arizona Municipal
Oppenheimer Baring China Fund             Fund
                                          Oppenheimer Rochester Maryland Municipal
Oppenheimer Baring Japan Fund             Fund

Oppenheimer Baring SMA International     Oppenheimer Rochester Massachusetts
Fund                                     Municipal Fund

                                         Oppenheimer Rochester Michigan Municipal

Oppenheimer California Municipal Fund    Fund

                                         Oppenheimer Rochester Minnesota Municipal

Oppenheimer Capital Appreciation Fund    Fund

                                         Oppenheimer Rochester North Carolina

Oppenheimer Developing Markets Fund      Municipal Fund
Oppenheimer Discovery Fund               Oppenheimer Rochester Ohio Municipal Fund
                                         Oppenheimer Rochester Virginia Municipal
Oppenheimer Dividend Growth Fund         Fund
Oppenheimer Emerging Growth Fund         Oppenheimer Select Value Fund
Oppenheimer Enterprise Fund              Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                  Oppenheimer SMA Core Bond Fund
Oppenheimer Global Opportunities Fund    Oppenheimer SMA International Bond Fund
Oppenheimer Global Value Fund            Oppenheimer Transition 2010 Fund
Oppenheimer Gold & Special Minerals Fund Oppenheimer Transition 2015 Fund
Oppenheimer Growth Fund                  Oppenheimer Transition 2020 Fund
Oppenheimer International Diversified
Fund                                     Oppenheimer Transition 2030 Fund
Oppenheimer International Growth Fund    OFI Tremont Core Strategies Hedge Fund
Oppenheimer International Small Company
Fund                                     OFI Tremont Market Neutral Hedge Fund
Oppenheimer International Value Fund     Oppenheimer Tremont Market Neutral Fund LLC
Oppenheimer Institutional Money Market
Fund                                     Oppenheimer Tremont Opportunity Fund LLC
Oppenheimer Limited Term California
Municipal Fund                           Oppenheimer U.S. Government Trust

      In  addition  to  being a Board  member  of each of the  Board I  Funds,
Messrs.  Downes,  Galli and  Wruble are  directors  or  trustees  of ten other portfolios in the Oppenheimer fund complex.

      Present or former  officers,  directors,  trustees  and  employees  (and their  immediate  family members) of the Fund, the Manager and its affiliates, and retirement plans  established by them for their employees are permitted to purchase  Class A shares  of the Fund and the other  Oppenheimer  funds at net asset  value  without  sales  charge.  The  sales  charge on Class A shares is waived for that group  because of the reduced  sales  efforts  realized by the
Distributor.

      Messrs. Fielding, Loughran, Cottier, Willis, Gillespie, Murphy,
Petersen, Szilagyi, Vandehey, Wixted and Zack and Mss. Bloomberg and Ives,
who are officers of the Fund, hold the same offices with one or more of the other Board I Funds. As of October 4, 2007 the Trustees and officers of the
Fund, as a group, owned of record or beneficially less than 1% of outstanding shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the
Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, none of the Independent
Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor of the Board I Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

      Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each
Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Trustee in the chart below is
6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------------
                                   Independent Trustees
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Name, Position(s)   Principal Occupation(s) During the Past 5     Dollar      Aggregate
                                                                             Dollar Range
                                                                 Range of     Of Shares
                                                                  Shares     Beneficially
Held with the       Years; Other Trusteeships/Directorships     Beneficially   Owned in
Fund, Length of     Held; Number of Portfolios in the Fund       Owned in     Supervised
Service, Age        Complex Currently Overseen                   the Fund       Funds
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                                 As of December 31, 2006
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Brian F. Wruble,    General Partner of Odyssey Partners, L.P.   None        Over $100,000
Chairman of the     (hedge fund) (since September 1995);
Board of Trustees   Director of Special Value Opportunities
since 2007,         Fund, LLC (registered investment company)
Trustee since 2005, (since September 2004); Member of Zurich
      Age: 64       Financial Investment Advisory Board
                    (insurance) (since October 2004); Board of
                    Governing Trustees of The Jackson
                    Laboratory (non-profit) (since August
                    1991); Chair, The Jackson Laboratory Board
                    of Trustees (since August 2007); Trustee
                    of the Institute for Advanced Study
                    (non-profit educational institute) (since
                    May 1992); Special Limited Partner of
                    Odyssey Investment Partners, LLC (private
                    equity investment) (January 1999-September
                    2004); Trustee of Research Foundation of
                    AIMR (investment research, non-profit)
                    (2000-2002); Governor, Jerome Levy
                    Economics Institute of Bard College
                    (economics research) (August
                    1990-September 2001); Director of Ray &
                    Berendtson, Inc. (executive search firm)
                    (May 2000-April 2002). Oversees 65
                    portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

David K. Downes,    President,   Chief  Executive  Officer  and    None     Over $100,000
Trustee since 2007  Board  Member  of  CRAFund  Advisors,  Inc.
 Age: 67            (investment   management   company)  (since
                    January  2004);  President of The Community
                    Reinvestment Act Qualified  Investment Fund
                    (investment   management   company)  (since
                    January 2004);  Independent Chairman of the
                    Board  of  Trustees  of  Quaker  Investment
                    Trust   (registered   investment   company)
                    (since January 2004);  Director of Internet
                    Capital   Group   (information   technology
                    company)   (since  October   2003);   Chief
                    Operating   Officer  and  Chief   Financial
                    Officer  of  Lincoln  National   Investment
                    Companies,   Inc.  (subsidiary  of  Lincoln
                    National  Corporation,  a  publicly  traded
                    company)  and  Delaware  Investments  U.S.,
                    Inc. (investment  management  subsidiary of
                    Lincoln National Corporation)  (1993-2003);
                    President,   Chief  Executive  Officer  and
                    Trustee of  Delaware  Investment  Family of
                    Funds  (1993-2003);   President  and  Board
                    Member  of  Lincoln  National   Convertible
                    Securities  Funds,  Inc.  and  the  Lincoln
                    National  Income  Funds,  TDC  (1993-2003);
                    Chairman  and Chief  Executive  Officer  of
                    Retirement    Financial   Services,    Inc.
                    (registered  transfer  agent and investment
                    adviser   and    subsidiary   of   Delaware
                    Investments   U.S.,   Inc.)    (1993-2003);
                    President  and Chief  Executive  Officer of
                    Delaware     Service     Company,      Inc.
                    (1995-2003);  Chief Administrative Officer,
                    Chief Financial Officer,  Vice Chairman and
                    Director of  Equitable  Capital  Management
                    Corporation   (investment   subsidiary   of
                    Equitable    Life    Assurance     Society)
                    (1985-1992);    Corporate   Controller   of
                    Merrill   Lynch   &   Company    (financial
                    services  holding   company)   (1977-1985);
                    held  the   following   positions   at  the
                    Colonial   Penn  Group,   Inc.   (insurance
                    company):    Corporate    Budget   Director
                    (1974-1977),       Assistant      Treasurer
                    (1972-1974)   and   Director  of  Corporate
                    Taxes   (1969-1972);   held  the  following
                    positions  at Price  Waterhouse  &  Company
                    (financial   services  firm):  Tax  Manager
                    (1967-1969),  Tax  Senior  (1965-1967)  and
                    Staff   Accountant   (1963-1965);    United
                    States Marine Corps  (1957-1959).  Oversees
                    65  portfolios   in  the   OppenheimerFunds
                    complex.

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Matthew P. Fink,    Trustee of the Committee for Economic       None        Over $100,000
Trustee since 2005  Development (policy research foundation)
Age: 66             (since 2005); Director of ICI Education
                    Foundation (education foundation) (October
                    1991-August 2006); President of the
                    Investment Company Institute (trade
                    association) (October 1991-June 2004);
                    Director of ICI Mutual Insurance Company
                    (insurance company) (October 1991-June
                    2004). Oversees 55 portfolios in the
                    OppenheimerFunds complex.

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Robert G. Galli,    A director or trustee of other Oppenheimer  None        Over $100,000
Trustee since 1993  funds. Oversees 65 portfolios in the
Age: 74             OppenheimerFunds complex.

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Phillip A.          Distinguished Presidential Fellow for       None        None
Griffiths,          International Affairs (since 2002) and
Trustee since 1999  Member (since 1979) of the National
Age: 69             Academy of Sciences; Council on Foreign
                    Relations (since 2002); Director of GSI
                    Lumonics Inc. (precision medical equipment
                    supplier) (since 2001); Senior Advisor of
                    The Andrew W. Mellon Foundation (since
                    2001); Chair of Science Initiative Group
                    (since 1999); Member of the American
                    Philosophical Society (since 1996);
                    Trustee of Woodward Academy (since 1983);
                    Foreign Associate of Third World Academy
                    of Sciences; Director of the Institute for
                    Advanced Study (1991-2004); Director of
                    Bankers Trust New York Corporation
                    (1994-1999); Provost at Duke University
                    (1983-1991). Oversees 55 portfolios in the
                    OppenheimerFunds complex.

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Mary F. Miller,     Trustee of the American Symphony Orchestra  None        Over $100,000
Trustee since 2004  (not-for-profit) (since October 1998); and
Age: 64             Senior Vice President and General Auditor
                    of American Express Company (financial
                    services company) (July 1998-February
                    2003). Oversees 55 portfolios in the
                    OppenheimerFunds complex.

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Joel W. Motley,     Managing Director of Public Capital         None        Over $100,000
Trustee since 2002  Advisors, LLC (privately held financial
Age: 55             advisor) (since January 2006).  Director
                    of Columbia Equity Financial Corp.
                    (privately-held financial advisor) (since
                    2002); Managing Director of Carmona
                    Motley, Inc. (privately-held financial
                    advisor) (since January 2002); Managing
                    Director of Carmona Motley Hoffman Inc.
                    (privately-held financial advisor)
                    (January 1998-December 2001); Member of
                    the Finance and Budget Committee of the
                    Council on Foreign Relations, Member of
                    the Investment Committee of the Episcopal
                    Church of America, Member of the
                    Investment Committee and Board of Human
                    Rights Watch and Member of the Investment
                    Committee of Historic Hudson Valley.
                    Oversees 55 portfolios in the
                    OppenheimerFunds complex.

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Russell S.          Chairman of RSR Partners (formerly "The     None        Over $100,000
Reynolds, Jr.,      Directorship Search Group, Inc.")
Trustee since 1989  (corporate governance consulting and
Age: 75             executive recruiting) (since 1993); Life
                    Trustee of International House (non-profit
                    educational organization); Former Trustee
                    of The Historical Society of the Town of
                    Greenwich; Former Director of Greenwich
                    Hospital Association. Oversees 55
                    portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Joseph M. Wikler,   Director of the  following  medical  device None        Over $100,000
Trustee since 2005  companies:   Medintec   (since   1992)  and
Age: 66             Cathco  (since  1996);  Director  of  Lakes
                    Environmental  Association   (environmental
                    protection   organization)   (since  1996);
                    Member of the  Investment  Committee of the
                    Associated  Jewish  Charities  of Baltimore
                    (since 1994);  Director of  Fortis/Hartford
                    mutual    funds    (1994-December    2001).
                    Director  of  C-TASC  (a   privately   held
                    bio-statistics  company)  (since May 2007).
                    Oversees    55     portfolios     in    the
                    OppenheimerFunds complex.

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Peter I. Wold,      President  of  Wold  Oil  Properties,  Inc. None        Over $100,000
Trustee since 2005  (oil  and gas  exploration  and  production
Age: 59             company)  (since 1994);  Vice  President of
                    American  Talc Company,  Inc.  (talc mining
                    and milling) (since 1999);  Managing Member
                    of    Hole-in-the-Wall     Ranch    (cattle
                    ranching)  (since  1979);  Vice  President,
                    Secretary   and  Treasurer  of  Wold  Trona
                    Company,  Inc.  (soda  ash  processing  and
                    production)  (1996 -  2006);  Director  and
                    Chairman  of  the  Denver   Branch  of  the
                    Federal   Reserve   Bank  of  Kansas   City
                    (1993-1999);  and  Director of  PacifiCorp.
                    (electric  utility)  (1995-1999).  Oversees
                    55  portfolios   in  the   OppenheimerFunds
                    complex.

-------------------------------------------------------------------------------------------

      Mr. Murphy is an "Interested Trustee" because he is affiliated with the
Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two
World Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an officer for an annual term, or until his resignation, retirement, death or removal.

-------------------------------------------------------------------------------------------
                              Interested Trustee and Officer
-------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Name, Position(s)  Principal Occupation(s) During the Past 5      Dollar      Aggregate
                                                                            Dollar Range
                                                                 Range of     Of Shares
                                                                  Shares    Beneficially
Held with Fund,    Years; Other Trusteeships/Directorships      Beneficially  Owned in
Length of          Held; Number of Portfolios in the Fund        Owned in    Supervised
Service, Age       Complex Currently Overseen                    the Fund       Funds
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                                                                 As of December 31, 2006
------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

John V. Murphy,    Chairman, Chief Executive Officer and        None        Over $100,000
Trustee and        Director of the Manager since June 2001;
President and      President of the Manager (September
Principal          2000-March 2007); President and a director
Executive Officer  or trustee of other Oppenheimer funds;
since 2001         President and Director of Oppenheimer
Age: 58            Acquisition Corp. ("OAC") (the Manager's
                   parent holding company) and of Oppenheimer
                   Partnership Holdings, Inc. (holding company
                   subsidiary of the Manager) (since July
                   2001); Director of OppenheimerFunds
                   Distributor, Inc. (subsidiary of the
                   Manager) (November 2001-December 2006);
                   Chairman and Director of Shareholder
                   Services, Inc. and of Shareholder Financial
                   Services, Inc. (transfer agent subsidiaries
                   of the Manager) (since July 2001);
                   President and Director of OppenheimerFunds
                   Legacy Program (charitable trust program
                   established by the Manager) (since July
                   2001); Director of the following investment
                   advisory subsidiaries of the Manager: OFI
                   Institutional Asset Management, Inc.,
                   Centennial Asset Management Corporation,
                   Trinity Investment Management Corporation
                   and Tremont Capital Management, Inc. (since
                   November 2001), HarbourView Asset
                   Management Corporation and OFI Private
                   Investments, Inc. (since July 2001);
                   President (since November 1, 2001) and
                   Director (since July 2001) of Oppenheimer
                   Real Asset Management, Inc.; Executive Vice
                   President of Massachusetts Mutual Life
                   Insurance Company (OAC's parent company)
                   (since February 1997); Director of DLB
                   Acquisition Corporation (holding company
                   parent of Babson Capital Management LLC)
                   (since June 1995); Member of the Investment
                   Company Institute's Board of Governors
                   (since October 3, 2003); Chief Operating
                   Officer of the Manager (September 2000-June
                   2001). Oversees 102 portfolios in the
                   OppenheimerFunds complex.

-------------------------------------------------------------------------------------------

      The addresses of the officers in the chart below are as follows: for
Messrs. Fielding, Loughran, Cottier, Willis, Gillespie and Zack and Ms
Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York
10281-1008, for Messrs. Petersen, Szilagyi, Vandehey and Wixted and Ms. Ives,
6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

--------------------------------------------------------------------------------------

                             Other Officers of the Fund

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Name, Position(s) Held  Principal Occupation(s) During Past 5 Years
with Fund, Length of
Service, Age

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Ronald H. Fielding,     Senior Vice President of the Manager since January 1996; an
Vice President and      officer of 18 portfolios in the OppenheimerFunds complex.
Senior Portfolio
Manager since 2002

Age: 58

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Daniel G. Loughran,     Vice President of the Manager since April 2001; An officer
Vice President since    18 portfolios in the OppenheimerFunds complex.
October 2005 and
Portfolio Manager

since 2002
Age: 43

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Scott S. Cottier,       Vice President of the Manager since 2002; portfolio manager
Vice President since    and trader at Victory Capital Management (1999-2002); an
October 2005 and        officer of 18 portfolios in the OppenheimerFunds complex.
Senior Portfolio

Manager since 2002
Age: 35

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Troy E. Willis,         Vice President of the Manager since 2005; Associate
Vice President since    Portfolio Manager of the Manager since 2003; corporate
October 2005 and        attorney for Southern Resource Group (1999-2003); an officer
Portfolio Manager       of 18 portfolios in the OppenheimerFunds complex.

since 2003
Age: 34

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer of the
Vice President and      Manager (since March 2004); Chief Compliance Officer of the
Chief Compliance        Manager, OppenheimerFunds Distributor, Inc., Centennial
Officer since 2004      Asset Management and Shareholder Services, Inc. (Since March
Age: 57                 2004); Vice President of OppenheimerFunds Distributor, Inc.,
                        Centennial Asset Management Corporation and Shareholder
                        Services, Inc. (since June 1983). Former Vice President and
                        Director of Internal Audit of the Manager (1997-February
                        2004). An officer of 102 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Brian W. Wixted,        Senior Vice President and Treasurer of the Manager (since
Treasurer           and March 1999); Treasurer of the following: HarbourView Asset
Principal  Financial  & Management Corporation, Shareholder Financial Services,
Accounting      Officer Inc., Shareholder Services, Inc., Oppenheimer Real Asset
since 2004              Management Corporation, and Oppenheimer Partnership
Age: 47                 Holdings, Inc. (since March 1999), OFI Private Investments,
                        Inc. (since March 2000), OppenheimerFunds International Ltd.
                        (since May 2000), OppenheimerFunds plc (since May 2000), OFI
                        Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust
                        program established by the Manager) (since June 2003);
                        Treasurer and Chief Financial Officer of OFI Trust Company
                        (trust company subsidiary of the Manager) (since May 2000);
                        Assistant Treasurer of the following: OAC (since March
                        1999),Centennial Asset Management Corporation (March
                        1999-October 2003) and OppenheimerFunds Legacy Program
                        (April 2000-June 2003); Principal and Chief Operating
                        Officer of Bankers Trust Company-Mutual Fund Services
                        Division (March 1995-March 1999). An officer of 102
                        portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Brian Petersen,         Vice President of the Manager (since February 2007);
Assistant Treasurer     Assistant Vice President of the Manager (August
since 2004              2002-February 2007); Manager/Financial Product Accounting of
Age: 37                 the Manager (November 1998-July 2002). An officer of 102

                        portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian C. Szilagyi,      Assistant Vice President of the Manager (since July 2004);

Assistant Treasurer     Director of Financial Reporting and Compliance of First Data
since 2005              Corporation (April 2003-July 2004); Manager of Compliance of
Age: 37                 Berger Financial Group LLC (May 2001-March 2003); Director
                        of Mutual Fund Operations at American Data Services, Inc.
                        (September 2000-May 2001). An officer of 102 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Robert G. Zack,         Executive Vice President (since January 2004) and General
Secretary since 2001    Counsel (since March 2002) of the Manager; General Counsel
Age: 59                 and Director of the Distributor (since December 2001);
                        General Counsel of Centennial Asset Management Corporation
                        (since December 2001); Senior Vice President and General
                        Counsel of HarbourView Asset Management Corporation (since
                        December 2001); Secretary and General Counsel of OAC (since
                        November 2001); Assistant Secretary (since September 1997)
                        and Director (since November 2001) of OppenheimerFunds
                        International Ltd. and OppenheimerFunds plc; Vice President
                        and Director of Oppenheimer Partnership Holdings, Inc.
                        (since December 2002); Director of Oppenheimer Real Asset
                        Management, Inc. (since November 2001); Senior Vice
                        President, General Counsel and Director of Shareholder
                        Financial Services, Inc. and Shareholder Services, Inc.
                        (since December 2001); Senior Vice President, General
                        Counsel and Director of OFI Private Investments, Inc. and
                        OFI Trust Company (since November 2001); Vice President of
                        OppenheimerFunds Legacy Program (since June 2003); Senior
                        Vice President and General Counsel of OFI Institutional
                        Asset Management, Inc. (since November 2001); Director of
                        OppenheimerFunds (Asia) Limited (since December 2003);
                        Senior Vice President (May 1985-December 2003), Acting
                        General Counsel (November 2001-February 2002) and Associate
                        General Counsel (May 1981-October 2001) of the Manager;
                        Assistant Secretary of the following: Shareholder Services,
                        Inc. (May 1985-November 2001), Shareholder Financial
                        Services, Inc. (November 1989-November 2001), and
                        OppenheimerFunds International Ltd. (September 1997-November
                        2001). An officer of 102 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice President (since June 1998) and Senior Counsel and
Assistant Secretary     Assistant Secretary (since October 2003) of the Manager;
since 2001              Vice President (since 1999) and Assistant Secretary (since
Age: 41                 October 2003) of the Distributor; Assistant Secretary of

                        Centennial Asset Management Corporation (since October
                        2003); Vice President and Assistant Secretary of Shareholder
                        Services, Inc. (since 1999); Assistant Secretary of
                        OppenheimerFunds Legacy Program and Shareholder Financial
                        Services, Inc. (since December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 102
                        portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Lisa I. Bloomberg,      Vice President and Associate Counsel of the Manager (since
Assistant Secretary     May 2004); First Vice President (April 2001-April 2004),
since 2004              Associate General Counsel (December 2000-April 2004),
Age: 39                 Corporate Vice President (May 1999-April 2001) and Assistant
                        General Counsel (May 1999-December 2000) of UBS Financial
                        Services Inc. (formerly, PaineWebber Incorporated). An
                        officer of 102 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Phillip S. Gillespie,   Senior Vice President and Deputy General Counsel of the

Assistant Secretary     Manager (since September 2004); First Vice President
since 2004              (2001-September 2004); Director (2000-September 2004) and
Age: 43                 Vice President (1998-2000) of Merrill Lynch Investment
                        Management: An officer of 102 portfolios in the

                        OppenheimerFunds complex.
--------------------------------------------------------------------------------------

        Remuneration of the Officers and Trustees. The officers and the interested Trustee of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees'
  compensation from the Fund, shown below, is for serving as a Trustee and member of a committee (if applicable), with respect to the Fund's fiscal year ended July 31, 2007. The total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the
  Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2006.

--------------------------------------------------------------------------------------

Name and Other Fund      Aggregate                     Estimated          Total
                                       Retirement
                                        Benefits
                       Compensation    Accrued as       Annual        Compensation
Position(s) (as          From the     Part of Fund   Benefits Upon    From the Fund
applicable)               Fund(1)       Expenses     Retirement(2)  and Fund Complex

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

                        Fiscal year ended July 31,                     Year ended
                                   2007                             December 31, 2006

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Brian F. Wruble(3)       $2,749(4)       $2,132     $81,942(5) (21)   $241,260 (6)

Chairman of the Board
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

                        $1,642 (8)      $21,886       $117,498(9)       $173,700
Clayton K. Yeutter(7)

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

David K. Downes(21)
Audit Committee
Chairman and
Regulatory &                $0            N/A        $45,913(22)   $146,668(23)
Oversight Committee
Member

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

                          $2,379         $2,335       $56,034(10)       $113,472
Matthew P. Fink
Governance Committee
Member and Regulatory
& Oversight Committee
Member

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

                          $2,864         $3,565      $574,819(10)     $264,812 (12)
Robert G. Galli

Regulatory &
Oversight Committee

Chairman & Governance                                    (11)
Committee Member

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Phillip A. Griffiths    $3,083(13)       $8,789     $327,278(2(0))      $150,760
Governance Committee
Chairman and
Regulatory &
Oversight Committee
Member

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Mary F. Miller

Audit Committee

Member and Governance   $2,316(14)       $1,456      $66,814(20)      $106,792
Committee Member

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

                        $2,824(15)       $3,282      $97,539(20)      $150,760
Joel W. Motley
Audit Committee
Member and Regulatory
& Oversight Committee
Member

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Kenneth A. Randall(16)    $2,573        $17,431      $67,138(17)      $134,080

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Russell S. Reynolds,      $2,347         $7,085      $59,739(17)      $110,120
Jr.
Audit Committee
Member and Governance
Committee Member

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Joseph M. Wikler
Audit Committee
Member and Regulatory  $2,243 (18)     $7,426      $159,825(20)        $99,080
& Oversight Committee
Member

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Peter I. Wold
Audit Committee
Member and Governance   $2,243 (19)      $5,618      $108,941(20)        $99,080
Committee Member

--------------------------------------------------------------------------------------

1.    "Aggregate Compensation From the Fund" includes fees and deferred compensation, if any.

     2. "Estimated  Annual Benefits Upon Retirement' is based on a straight life payment  election with the assumption  that Trustee will retire at the age of 75 and is eligible  (after 7 years of service) to receive  retirement plan benefits with  respect to certain  Board I Funds.  Although  the Trustees of the Fund and
other Board I Funds are no longer  accruing  benefits,  plan  participants  will receive  previously  accrued benefits as described below under  "Retirement Plan for Trustees2. ." Plan Participants have each elected a distribution method with respect to their benefits under the Plan.
3.    Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.
4.    Includes $2,324 deferred by Mr. Wruble under the "Compensation Deferral
   Plan" described below
5.    Includes $45,544 estimated benefits to be paid to Mr. Wruble for serving as a director or trustee of 10 other Oppenheimer funds that are not Board I Funds.

6.    Includes $135,500 paid to Mr. Wruble for serving as a director or trustee of 10 other Oppenheimer funds (at December 31, 2006) that are not
   Board I Funds.
7.    Mr. Yeutter retired as Chairman of the Board of Trustees of the Board I
   Funds effective December 31, 2006.

8.    Includes $174 deferred by Mr. Yeutter under the "Compensation Deferral
   Plan" described below.
9.    Mr. Yeutter elected to receive a single life annuity based on his benefits as of December 31, 2006
10.   Elected to receive a lump-sum payout in lieu of Retirement Plan benefits as of December 31, 2006.

11.   Includes $49,811 estimated benefits to be paid to Mr. Galli for serving as a director or trustee of 10 other Oppenheimer funds that are not Board
   I Funds.
12.   Includes $135,500 paid to Mr. Galli for serving as a director or trustee of 10 other Oppenheimer funds (at December 31, 2006) that are not
   Board I Funds.

13.   Includes $3,016 deferred by Mr. Griffiths under the "Compensation
   Deferral  Plan" described below.
14.   Includes $943 deferred by Ms. Miller under the "Compensation Deferral
   Plan" described below
15.   Includes $575 deferred by Mr. Motley under the "Compensation Deferral
   Plan" described below.
16. Mr. Randall retired from the Board I Funds effective June 30, 2007.
17.   Mr. Randall and Mr. Reynolds have elected to receive Joint Survival
   Annuity benefits payments based on the value of their Retirement Plan benefits as of December 31, 2006.
18.   Includes $1,121 deferred by Mr. Wikler under the "Compensation Deferral
   Plan" described below.
19.   Includes $1,845 deferred by Mr. Wold under the "Compensation Deferral
   Plan" described below
20.   Received a lump-sum roll-over to the Compensation Deferral Plan in lieu of Retirement Plan benefits as of December 31, 2006.
21.   Mr. Downes was appointed as Trustee to the Board I funds on August 1,
   2007
22.   Estimated benefits to be paid to Mr. Downes for serving as a director or trustee of 10 other Oppenheimer Funds that are not Board I Funds.
23.   Compensation paid to Mr. Downes for serving as a director or trustee of
   10 other Oppenheimer Funds that are not Board I Funds.

      |X|  Retirement  Plan  for  Trustees.   The  Board  I  Funds  adopted  a
retirement  plan that provides for payments to retired  Independent  Trustees.
Payments  are up to 80% of the  average  compensation  paid during a Trustee's five  years of service  in which the  highest  compensation  was  received.  A
Trustee  must serve as director or trustee for any of the Board I Funds for at least seven years to be eligible for  retirement  plan benefits and must serve for at least 15 years to be eligible  for the maximum  benefit.  The Board has frozen the  retirement  plan with  respect to new  accruals as of December 31,
2006 (the "Freeze  Date").  Each Trustee  continuing  to serve on the Board of any of the  Board  I  Funds  after  the  Freeze  Date  (each  such  Trustee  a
"Continuing  Board  Member") may elect to have his accrued  benefit as of that date  (i.e.,  an  amount  equivalent  to the  actuarial  present  value of his benefit under the  retirement  plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the  Compensation  Deferral Plan described  below, or (iii) in the case of Continuing  Board  Members  having at least 7 years of service as of the Freeze  Date paid in the form of an annual  benefit or joint and survivor  annual  benefit.  The Board  determined to freeze the retirement plan after  considering a recent trend among corporate  boards of directors to forego retirement plan payments in favor of current compensation.

      |X|   Compensation Deferral Plan. The Board of Trustees has adopted a
Compensation Deferral  Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Board I Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

      Deferral of the Trustees' fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

|X|   Major Shareholders. As of October 12, 2007, the only persons or entities who owned of record or were known by the Fund to own beneficially 5%
or more of any class of the Fund's outstanding shares:

      Citigroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor, 333 West
      34th Street, New York, NY 10001-2483, which owned 15,488,602.011 Class
      A shares (representing approximately 9.42% of the Fund's then outstanding Class A shares)

      Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its
      Customers, Attn Fund Admn #975A2, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, Florida 32246-6484, which owned 12,016,969.454 Class A shares (representing approximately 7.31% of the Fund's then outstanding
      Class A shares)

      Citigroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor, 333 West
      34th Street, New York, NY 10001-2483, which owned 1,116,273.655 Class B shares (representing approximately 20.21% of the Fund's then outstanding Class B shares)

      Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its
      Customers, Attn Fund Admn #97BH8, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, Florida 32246-6484, which owned 12,016,969.454 Class A shares (representing approximately 7.31% of the Fund's then outstanding
      Class A shares)

      Citigroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor, 333 West
      34th Street, New York, NY 10001-2483, which owned 5,325,923.494 Class C shares (representing approximately 12.63% of the Fund's then outstanding Class C shares).

      Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its
      Customers, Attn Fund Admn #97HU7, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, Florida 32246-6484, which owned 7,929,118.473 Class C shares (representing approximately 18.80% of the Fund's then outstanding Class C shares).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

      |X|   Code of Ethics. The Fund, the Manager and the Distributor have a
Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of
Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public
Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at
1.202.551.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov., or by writing to the SEC's Public Reference Section,
Washington, D.C. 20549-0102.

|X|   Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting
Policies and Procedures, which include Proxy Voting Guidelines, under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and
Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the
Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following two procedures:
(1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; and (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent. If neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

     o The  Fund  generally  votes  with  the  recommendation  of  the  issuer's management  on  routine  matters,  including  ratification  of  the  independent registered public accounting firm, unless circumstances indicate otherwise.

o     The Fund evaluates nominees for director nominated by management on a case-by-case basis, examining the following factors, among others:
         Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
o     In general, the Fund opposes anti-takeover proposals and supports the elimination, or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.
o     The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a
         super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund supports proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options without shareholder approval.
o     The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity.
         The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

      The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the
SEC's website at www.sec.gov.

      |X|   The Investment Advisory Agreement. The Manager provides
investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the
Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to Independent Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the
Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the
Manager during its last three fiscal years are listed below.

--------------------------------------------------------------------------------

Fiscal Year ended July 31:       Management Fees Paid to OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           2005                                 $3,115,304
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           2006                                 $5,242,692
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           2007                                 $8,486,762

--------------------------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

      The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the Fund's right to use the name "Oppenheimer" as part of its name.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals including Ronald H. Fielding, Daniel G. Loughran, Scott
Cottier, Troy Willis, Mark DeMitry, Marcus Franz and Michael Camarella  (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

     Other Accounts Managed.  In addition to managing the Fund's investment portfolio, Messrs. Fielding, Loughran, Cottier, Willis, DeMitry, Franz and
Camarella also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by the
Portfolio Managers as of July 31, 2007.  No account has a performance-based advisory fee:

   -------------------------------------------------------------------------------
   Portfolio Manager RegisteredTotal      Other        Total    Other   Total
                                                     Assets in
                               Assets in               Other
                               Registered Pooled      Pooled             Assets
                     InvestmentInvestment InvestmentInvestment          in Other
                     Companies Companies  Vehicles   Vehicles   AccountsAccounts
                      Managed  Managed(1)  Managed  Managed(1)  Managed Managed(2)
   -------------------------------------------------------------------------------
   -------------------------------------------------------------------------------

    Ronald H.           17                  None      None       None    None
    Fielding                     $32,544.10

   -------------------------------------------------------------------------------
   -------------------------------------------------------------------------------

    Daniel G.           17                  None      None       None    None
    Loughran                     $32,544.10

   -------------------------------------------------------------------------------
   -------------------------------------------------------------------------------

    Scott Cottier       17                  None      None       None    None
                                 $32,544.10

   -------------------------------------------------------------------------------
   -------------------------------------------------------------------------------

    Troy Willis         17                  None      None       None    None
                                 $32,544.10

   -------------------------------------------------------------------------------
   -------------------------------------------------------------------------------

    Mark DeMitry        17                  None      None       None    None
                                 $32,544.10

   -------------------------------------------------------------------------------
   -------------------------------------------------------------------------------

    Marcus Franz        17                  None      None       None    None
                                 $32,544.10

   -------------------------------------------------------------------------------
   -------------------------------------------------------------------------------

    Michael             17                  None      None       None    None
    Camarella                    $32,544.10

   -------------------------------------------------------------------------------
       1.  In millions.
      2.  Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

      As indicated above, the Portfolio Managers also manage other funds and accounts.  Potentially, at times, those responsibilities could conflict with the interests of the Fund.  That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies.  For example the
Portfolio Managers may need to allocate investment opportunities between the
Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund.  Not all funds and accounts advised by the Manager have the same management fee.  If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account.  However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the
Fund, or they may manage funds or accounts with different investment objectives and strategies.

     Compensation of the Portfolio  Managers.  The Fund's Portfolio Managers are
employed and  compensated  by the  Manager,  not the Fund.  Under the  Manager's
compensation  program for its portfolio managers and portfolio  analysts,  their compensation  is based  primarily on the investment  performance  results of the funds and accounts  they  manage,  rather than on the  financial  success of the
Manager.  This is  intended  to align  the  portfolio  managers'  and  analysts'
interests  with the success of the funds and accounts and their  investors.  The
Manager's  compensation  structure  is  designed  to attract  and retain  highly qualified investment management  professionals and to reward individual and team contributions  toward  creating  shareholder  value.  As of July 31,  2007,  the
Portfolio Managers'  compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and  appreciation  rights in regard to the common stock of the Manager's holding  company  parent.  Senior  portfolio  managers  may also be  eligible to participate in the Manager's deferred compensation plan.

     The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent.
The annual discretionary bonus is determined by senior management of the
Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management.  The Lipper benchmark with respect to the
Fund is Lipper - California Municipal Debt Funds.  Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The
Portfolio Managers' compensation is not based on the total value of the
Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Managers.  The compensation structure of the other funds managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

      Ownership of Fund Shares.  As of July 31, 2007, the Portfolio
Managers did not beneficially own any shares of the Fund.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the
Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.  The Manager's portfolio managers directly place trades and allocate brokerage based upon their judgment as to the execution capability of the broker or dealer. The
Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices (i.e., without commissions). The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf.
Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price.  Therefore, the Fund generally does not incur substantial brokerage costs. On occasion, however, the Manager may determine that a better price or execution may be obtained by using the services of a broker on an agency basis.  In that situation, the Fund would incur a brokerage commission.

      Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the funds managed by the Manager or its affiliates. The transactions under those combined orders are generally allocated on a pro rata basis based on the funds' respective net asset sizes and other factors, including the funds'
cash flow requirements, investment policies and guidelines and capacity.

      Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by
(1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer
(these latter arrangements are considered to be a type of "step-out"
transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

      However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures
(and the Fund's Board of Trustees has approved those procedures) that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution"
considerations discussed above. Those procedures are designed to prevent: (1)
the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the
Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of
Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The
Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal year ended July 31, 2005, 2006 and 2007, the Fund executed no transactions and paid no commissions to firms that provide research services.

-------------------------------------------------------------------------

 Fiscal Year Ended July 31,    Total Brokerage Commissions Paid by the
                                                Fund*

-------------------------------------------------------------------------
-------------------------------------------------------------------------

            2005                                  $0

-------------------------------------------------------------------------
-------------------------------------------------------------------------

            2006                                  $0

-------------------------------------------------------------------------
-------------------------------------------------------------------------

            2007                                  $0

-------------------------------------------------------------------------

  *  Amounts do not include spreads or commissions on principal transactions on a net trade basis.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or retained by, the
Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

-------------------------------------------------------------------------------
Fiscal    Aggregate     Class A      Concessions    Concessions  Concessions
          Front-End     Front-End    on Class A

Year      Sales         Sales        Shares         on Class B   on Class C
Ended     Charges       Charges      Advanced by    Shares       Shares
July 31:  on Class A    Retained by  Distributor(2) Advanced by  Advanced by

          Shares        Distributor(1)              Distributor(2Distributor(2)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2005     $2,882,694    $565,644       $242,662      $349,059     $467,268
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2006     $8,693,490   $1,327,559      $981,366      $683,064    $1,634,524
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  2007     $9,802,497    $1,386,073    $1,428,124     $575,358    $2,242,628

-------------------------------------------------------------------------------
1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.
2. The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

-------------------------------------------------------------------------------

Fiscal     Class A Contingent      Class B Contingent    Class C Contingent
Year                               Deferred Sales        Deferred Sales
Ended      Deferred Sales Charges  Charges Retained by   Charges Retained by
July 31:   Retained by Distributor Distributor           Distributor

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2005            $16,065              $127,684               $12,567
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2006            $14,844              $124,510              $108,011
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

   2007           $123,030               $118,947              $163,736

-------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class
A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees(1), cast in person at a meeting called for the purpose of voting on that plan.

Under the Plans, the Manager and the Distributor may make payments to affiliates.  In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the
Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares.  These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.

|X|   Class A Service Plan Fees. Under the Class A service plan, the
Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the
Distributor. The Class A service plan permits reimbursements to the
Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to recipients periodically at an annual rate not to exceed 0.25% of the average annual Class A share net assets held in the accounts of the recipients or their customers.

      The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of shares purchased prior to March 1, 2007 with respect to certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Prior to March 1, 2007, the Distributor paid the 0.25% service fee for grandfathered retirement plans in advance for the first year and retained the first year's service fee paid by the Fund with respect to those shares. After the shares were held for a year, the Distributor paid the ongoing service fees to recipients on a periodic basis. Such shares are subject to a contingent deferred sales charge if they are redeemed within 18 months. If
Class A shares purchased in a grandfathered retirement plan prior to March 1,
2007 are redeemed within the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the
Distributor a pro rata portion of the advance payment of those fees. For
Class A shares purchased in grandfathered retirement plans on or after March
1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year. Such shares are not subject to the contingent deferred sales charge.

      For the fiscal year ended July 31, 2007 payments under the Class A plan totaled $3,941,927, of which $547 was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, and included $59,825 paid to an affiliate of the Distributor's parent company.
Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The
Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

      |X|   Class B and Class C Distribution and Service Plan Fees. Under
each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the
Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B and Class C shares are purchased. After the first year shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.  If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares.  In those cases, the Distributor retains the asset-based sales charge paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

      The asset-based sales charge and service fees increase Class B and
Class C expenses by 1.00% of the net assets per year of the respective classes.

      The Distributor retains the asset-based sales charge on Class B shares.
The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the
Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the
Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the
Distributor in recognition that the Distributor:
o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B and Class C shares,
o     bears the costs of sales literature, advertising and prospectuses
         (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o     may not be able to adequately compensate dealers that sell Class B and
   Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge
   12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      During a calendar year, the Distributor's actual expenses in selling
Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the asset-based sales charges paid to the Distributor by the Fund under the distribution and service plans. Those excess expenses are carried over on the
Distributor's books and may be recouped from asset-based sales charge payments from the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount of expenses under the plans that may be carried over from year to year and recouped that relate to (i) expenses the
Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. The cap on the carry-over of those categories of expenses is set at 0.70% of annual gross sales of shares of the
Fund. If those categories of expenses exceed the capped amount, the
Distributor bears the excess costs. If the Class B or Class C plan were to be terminated by the Fund, the Fund's Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares prior to the termination of the plan.

---------------------------------------------------------------------------------
Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended

                                 July 31, 2007

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
   Class:         Total          Amount        Distributor's     Distributor's
                                                                  Unreimbursed
                                                 Aggregate       Expenses as %
                 Payments     Retained by      Unreimbursed      of Net Assets
                Under Plan    Distributor   Expenses Under Plan     of Class
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Class B Plan   $680,604(1)      $552,982        $2,848,334           4.25%

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Class C Plan  $3,617,457(2)    $2,196,634       $6,300,812           1.31%

---------------------------------------------------------------------------------

1.    Includes $749 paid to an affiliate of the Distributor's parent company.
2.    Includes $43,483 paid to an affiliate of the Distributor's parent company.

      All payments under the plans are subject to the limitations imposed by the Conduct Rules of FINRA, on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

      Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI.
Additionally, the Manager and/or the Distributor (including their affiliates)
may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the
Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor.
The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

      Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o     Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

o     depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries (see "About Your
              Account" in the Prospectus);
o     ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's distribution and/or service plans adopted under Rule 12b-1 under the Investment
              Company Act, which are paid from the Fund's assets and
              allocated to the class of shares to which the plan relates (see
              "About the Fund -- Distribution and Service Plans" above);
o     shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other
              administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or
              Distributor for expenses they incur on behalf of the Fund.

o     Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

o     These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs,
              transaction processing or other services;

o     The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any
              self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

      These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other
Oppenheimer funds, or to support the marketing or promotional efforts of the
Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

      Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

      Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

o     transactional support, one-time charges for setting up access for the
         Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o     program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
o     placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

      Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

      For the year ended December 31, 2006, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the Manager or Distributor for marketing or program support:

 1st Global Capital Co.                 Advantage Capital Corporation /
                                       FSC
  Aegon                                 Aetna Life Ins & Annuity Co.
  AG Edwards                            AIG Financial Advisors
  AIG Life                              Allianz Life Insurance Company
                                        American Enterprise Life
  Allstate Life                        Insurance
  American General Annuity              American Portfolios
  Ameriprise                            Ameritas
  Annuity Investors Life                Associated Securities
  AXA Advisors                          AXA Equitable Life Insurance
  Banc One Securities Corporation       BNY Investment Center
  Cadaret Grant & Co, Inc.              Chase Investment Services
                                        Citigroup Global Markets Inc
  Citicorp Investment Services, Inc.   (SSB)
  CitiStreet                            Citizen's Bank of Rhode Island
  Columbus Life                         Commonwealth Financial Network
  CUNA Brokerage Services, Inc.         CUSO Financial Services, L.P.
  Edward D Jones & Co.                  Federal Kemper
  Financial Network (ING)               GE Financial Assurance
  GE Life & Annuity                     Genworth Financial
  GlenBrook Life and Annuity Co.        Great West Life
  Hartford Life Insurance Co.           HD Vest Investment Services
  Hewitt Associates                     IFMG Securities, Inc.
  ING Financial Advisers                ING Financial Partners
                                        Kemper Investors Life Insurance
  Jefferson Pilot Securities Co.       Co.
  Legend Equities Co.                   Legg Mason Wood Walker
  Lincoln Benefit National Life         Lincoln Financial
  Lincoln Investment Planning, Inc.     Linsco Private Ledger Financial
  Mass Mutual                           McDonald Investments, Inc.
  Merrill Lynch                         Minnesota Life
  Mony Life                             Morgan Stanley Dean Witter
  Multifinancial (ING)                  Mutual Service Co.
  National Planning Co.                 Nationwide
  NFP                                   Park Avenue Securities LLC
  PFS Investments, Inc.                 Phoenix Life Insurance Co.
  Plan Member Securities                Prime Capital Services, Inc.
  Primevest Financial Services, Inc.    Protective Life Insurance Co.
  Provident Mutual Life & Annuity       Prudential
  Raymond James & Associates, Inc.      RBC Daine Rauscher
  Royal Alliance                        Securities America, Inc.
  Security Benefit                      Security First-Metlife
  Signator Investments                  Sun Life Insurance Co.
  Sun Trust Securities, Inc.            Thrivent Financial
  Travelers Life & Annuity Co.          UBS Financial Services, Inc.
  Union Central                         United Planners
                                        Walnut Street Securities (Met
  Wachovia                             Life)
  Waterstone Financial Group            Wells Fargo

      For the year ended December 31,
2006, the following firms, which in
some cases are broker-dealers,
received payments from the Manager or
Distributor for administrative or
other services provided (other than
revenue sharing arrangements), as
described above:

1st Global Capital Co.                  A G Edwards
ACS HR Solutions                        ADP
 AETNA Life Ins & Annuity Co.          Alliance Benefit Group
 American Enterprise Investments       American Express Retirement Service
 American Funds (Fascorp)              American United Life Insurance Co.
 Ameriprise                            Ameritrade, Inc.
 AMG Administrative Management Group   AST (American Stock & Transfer)
 AXA Advisors                          Baden Retirement
 BCG - New                             BCG (Programs for Benefit Plans)
 Bear Stearns Securities Co.           Benefit Administration, Inc.(WA)
 Benefit Administration, Inc.(WIS)     Benefit Plans Administration
 Benetech, Inc.                        Bisys
 Boston Financial Data Services        Ceridian
 Charles Schwab & Co, Inc.             Citigroup Global Markets Inc (SSB)
 CitiStreet                            City National Investments
 Clark Consulting                      CPI
 DA Davidson & Co.                     Daily Access. Com, Inc.
 Davenport & Co, LLC                   David Lerner Associates
 Digital Retirement Solutions          DR, Inc.
 Dyatech                               E*Trade Clearing LLC
 Edgewood                              Edward D Jones & Co.
 Equitable Life / AXA                  ERISA Administrative Svcs, Inc
 ExpertPlan.com                        FAS Co. (FASCore/RK Pro)
 FBD Consulting                        Ferris Baker Watts, Inc.
 Fidelity                              First Clearing LLC
 First Southwest Co.                   First Trust - Datalynx
 First Trust Corp                      Franklin Templeton
 Geller Group                          Great West Life
 H&R Block Financial Advisors, Inc.    Hartford Life Insurance Co.
 HD Vest Investment Services           Hewitt Associates
 HSBC Brokerage USA, Inc.              ICMA - RC Services
 Independent Plan Coordinators         Ingham Group
 Interactive Retirement Systems        Invesmart
 Janney Montgomery Scott, Inc.         JJB Hillard W L Lyons, Inc.
 John Hancock                          JP Morgan
 July Business Services                Kaufman & Goble
 Legend Equities Co.                   Legg Mason Wood Walker
 Lehman Brothers, Inc.                 Liberty-Columbia 529 Program
 Lincoln Investment Planning, Inc.     Lincoln National Life Insurance Co.
 Linsco Private Ledger Financial       MassMutual
 Matrix Settlement & Clearance
 Services                              McDonald Investments, Inc.
 Mercer HR Services                    Merrill Lynch
 Mesirow Financial, Inc.               MetLife
 MFS Investment Management             Mid Atlantic Capital Co.
 Milliman USA                          Morgan Keegan & Co, Inc.
 Morgan Stanley Dean Witter            Nathan & Lewis Securities, Inc.
 National City Bank                    National Deferred Comp
 National Financial                    National Investor Services Co.
 Nationwide                            Newport Retirement Services
 Northwest Plan Services               NY Life Benefits
 Oppenheimer & Co, Inc.                Peoples Securities, Inc.
 Pershing                              PFPC
 Piper Jaffray & Co.                   Plan Administrators
 Plan Member Securities                Primevest Financial Services, Inc.
 Principal Life Insurance              Prudential
 PSMI Group                            Quads Trust Company
 Raymond James & Associates, Inc.      Reliastar
 Robert W Baird & Co.                  RSM McGladrey
 Scott & Stringfellow, Inc.            Scottrade, Inc.
 Southwest Securities, Inc.            Standard Insurance Co
 Stanley, Hunt, Dupree & Rhine         Stanton Group, Inc.
 Sterne Agee & Leach, Inc.             Stifel Nicolaus & Co, Inc.
 Sun Trust Securities, Inc.            Symetra
 T Rowe Price                          The 401k Company
 The Princeton Retirement Group Inc.   The Retirement Plan Company, LLC
 TruSource                             TruSource Union Bank of CA
 UBS Financial Services, Inc.          Unified Fund Services (UFS)
 US Clearing Co.                       USAA Investment Management Co.
 USI Consulting Group                  Valic
 Vanguard Group                        Wachovia
 Web401K.com                           Wedbush Morgan Securities
 Wells Fargo                           Wilmington Trust

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return,"
"cumulative total return," "average annual total return at net asset value"
and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at
1.800.225.5677 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:
o     Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's
         performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
o     An investment in the Fund is not insured by the FDIC or any other government agency.
o     The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
      o  When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

|X|   Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.
o     Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period.
It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

 Standardized Yield = 2a-b +1)(6) -1]
                     [(
                       cd

      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d =  the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

   The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

o     Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

Dividend Yield = dividends paid x 12/maximum offering price (payment date)

   The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

o     Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal and state taxable income (the net amount subject to federal and state income tax after deductions and exemptions).

--------------------------------------------------------------------------------

            The Fund's Yields for the 30-Day Periods Ended 07/31/07

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class of    Standardized Yield      Dividend Yield       Tax-Equivalent Yield
                                                        (41.05% Combined City,
                                                         State, & Federal Tax

Shares                                                         Bracket)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          Without     After      Without    After      Without      After
          Sales       Sales      Sales      Sales                   Sales
          Charge      Charge     Charge     Charge     Sales Charge Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A      4.61%      4.39%      4.71%      4.49%       7.82%        7.44%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B      3.81%       N/A       3.97%       N/A        6.46%         N/A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class C      3.84%       N/A       4.02%       N/A        6.51%         N/A

--------------------------------------------------------------------------------

      |X|   Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0%
in the sixth year and none thereafter. For Class C shares, the 1.0%
contingent deferred sales charge is deducted for returns for the one-year period.
o     Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending
Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

   ERV       - 1  = Average Annual Total
         l/n      Return

   ------
     P

o     Average Annual Total Return (After Taxes on Distributions). The
"average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n" in the formula) to achieve an ending value
("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD   l/n     Distributions)
  P

o     Average Annual Total Return (After Taxes on Distributions and
Redemptions).  The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period.
It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1  = Average Annual Total Return (After Taxes on Distributions
l/n              and Redemptions)

  P

o     Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

            = Total Return
  ERV - P
------------
     P

o     Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value"
(without deducting sales charges) for each class of shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

-----------------------------------------------------------------------------------

           The Fund's Total Returns for the Periods Ended July 31, 2007

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class of  Cumulative Total
               Returns
            (10 Years or
           life-of-class,
Shares        if less)                   Average Annual Total Returns
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

                                 1-Year            5-Years           10-Years
                                                 (or life of    (or life of class
                                               class if less)        if less)

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
          After    Without  After     Without After     Without  After    Without
          Sales    Sales    Sales     Sales   Sales     Sales    Sales    Sales
           Charge   Charge   Charge   Charge   Charge    Charge   Charge   Charge
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Class     68.71%   77.13%   -0.31%    4.67%   6.09%     7.13%    5.37%    5.88%

A(1)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Class     69.35%   69.35%   -1.06%    3.94%   5.99%     6.30%    5.41%    5.41%

B(2)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Class     63.99%   63.99%   2.89%     3.89%   6.30%     6.30%    5.07%    5.07%

C(3)
-----------------------------------------------------------------------------------
1. Inception of Class A:      11/03/88
2. Inception of Class B:      05/03/93
3. Inception of Class C:      11/01/95

---------------------------------------------------------------------------
   Average Annual Total Returns for Class A Shares (After Sales Charge)

                   For the Periods Ended July 31, 2007

---------------------------------------------------------------------------
---------------------------------------------------------------------------

                                1-Year         5-Years        10-Years
                                             (or life of     (or life of
                                           class, if less) class, if less)

---------------------------------------------------------------------------
---------------------------------------------------------------------------

After Taxes on Distributions    -0.31%         6.09%*          5.35%*

---------------------------------------------------------------------------
---------------------------------------------------------------------------

After Taxes on                   1.42%         6.00%*          5.32%*

Distributions and
Redemption of Fund Shares
---------------------------------------------------------------------------

   *  Inception of Class A: 11/03/88

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer
Agent at the addresses or telephone numbers shown on the cover of this SAI.
The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X|   Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc.
("Lipper"). Lipper is a widely-recognized
independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The
Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes
"peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|X|   Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc.
("Morningstar"), an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector. The Fund is rated among municipal California long category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent
performance.   The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5%
receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The
Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

      |X|   Performance Rankings and Comparisons by Other Entities and
Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street
Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar.
The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.
However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.
Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves.  Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund.  The
Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an
Asset Builder Plan (described below) can be established on a new account.
Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House
("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (the "NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and
Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.
No sales charge is imposed in certain other circumstances described in
Appendix C to this SAI because the Distributor or dealer or broker incurs little or no selling expenses.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals           Oppenheimer MidCap Fund
Oppenheimer AMT-Free New York Municipals  Oppenheimer New Jersey Municipal Fund
Oppenheimer Balanced Fund                 Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Baring China Fund             Oppenheimer Portfolio Series:
Oppenheimer Baring Japan Fund                Active Allocation Fund
Oppenheimer Baring SMA International Fund    Equity Investor Fund
Oppenheimer Core Bond Fund                   Conservative Investor Fund
Oppenheimer California Municipal Fund        Moderate Investor Fund

                                          Oppenheimer Principal Protected Main
Oppenheimer Capital Appreciation Fund     Street Fund
                                          Oppenheimer Principal Protected Main
Oppenheimer Capital Income Fund           Street Fund II
                                          Oppenheimer Principal Protected Main
Oppenheimer Champion Income Fund          Street Fund III
Oppenheimer Commodity Strategy Total
Return Fund                               Oppenheimer Quest Balanced Fund

                                          Oppenheimer Quest International Value

Oppenheimer Convertible Securities Fund   Fund, Inc.

Oppenheimer Developing Markets Fund       Oppenheimer Quest Opportunity Value Fund
Oppenheimer Discovery Fund                Oppenheimer Real Estate Fund
Oppenheimer Dividend Growth Fund          Oppenheimer Rising Dividends Fund, Inc.
                                          Oppenheimer Rochester Arizona Municipal
Oppenheimer Emerging Growth Fund          Fund
                                          Oppenheimer Rochester Maryland

Oppenheimer Enterprise Fund               Municipal Fund

                                          Oppenheimer Rochester Massachusetts
Oppenheimer Equity Fund, Inc.             Municipal Fund
                                          Oppenheimer Rochester Michigan
Oppenheimer Equity Income Fund, Inc.      Municipal Fund
                                          Oppenheimer Rochester Minnesota
Oppenheimer Global Fund                   Municipal Fund
                                          Oppenheimer Rochester National
Oppenheimer Global Opportunities Fund     Municipals
                                          Oppenheimer Rochester North Carolina
Oppenheimer Global Value Fund             Municipal Fund
                                          Oppenheimer Rochester Ohio Municipal
Oppenheimer Gold & Special Minerals Fund  Fund
                                          Oppenheimer Rochester Virginia
Oppenheimer Growth Fund                   Municipal Fund
Oppenheimer International Bond Fund       Oppenheimer Select Value Fund
Oppenheimer International Diversified
Fund                                      Oppenheimer Senior Floating Rate Fund
Oppenheimer International Growth Fund     Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer International Small Company
Fund                                      Oppenheimer SMA Core Bond Fund
Oppenheimer International Value Fund      Oppenheimer SMA International Bond Fund
Oppenheimer Limited Term California
Municipal Fund                            Oppenheimer Strategic Income Fund
Oppenheimer Limited-Term Government Fund  Oppenheimer U.S. Government Trust
Oppenheimer Limited Term Municipal Fund   Oppenheimer Value Fund
Oppenheimer Main Street Fund              Limited-Term New York Municipal Fund
Oppenheimer Main Street Opportunity Fund  Rochester Fund Municipals
Oppenheimer Main Street Small Cap Fund

LifeCycle Funds
  Oppenheimer Transition 2010 Fund
  Oppenheimer Transition 2015 Fund
  Oppenheimer Transition 2020 Fund
  Oppenheimer Transition 2030 Fund

And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Institutional Money Market
Fund                                      Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.       Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds.
Under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent ("Letter"), you can reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds during a 13-month period. The total amount of your purchases of Class
A, Class B and Class C shares will determine the sales charge rate that applies to your Class A share purchases during that period. Purchases made up to 90 days before the date that you submit a Letter will be included in that determination. Class A shares of Oppenheimer Money Market Fund, Inc. and
Oppenheimer Cash Reserves on which you have not paid a sales charge and any
Class N shares you purchase, or may have purchased, will not be counted towards satisfying the purchases specified in a Letter.

      A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of Class A, Class B and
Class C shares of the Fund and other Oppenheimer funds during a 13-month period (the "Letter period"). The Letter states the investor's intention to make the aggregate amount of purchases of shares which will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value (i.e. without paying a front-end or contingent deferred sales charge)
do not count toward satisfying the amount of the Letter.

      Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the
Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by the terms of the
Prospectus, this SAI and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

      If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The  Transfer  Agent  will not hold  shares in escrow for  purchases  of shares of Oppenheimer funds by  OppenheimerFunds  prototype 401(k) plans under a Letter.  If the intended  purchase  amount under a Letter entered into by an
OppenheimerFunds  prototype  401(k) plan is not  purchased  by the plan by the end of the Letter period,  there will be no adjustment of concessions  paid to the broker-dealer or financial  institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

   1.    Out of the initial purchase (or subsequent purchases if necessary)
   made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500
   (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

   2.    If the total minimum investment specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

   3.    If, at the end of the 13-month Letter period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the
   Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

   4.    By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class
            A contingent deferred sales charge,
(b)   Class B and Class C shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A, Class B or Class C shares acquired by exchange of either (1)
            Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B or Class C shares of one of the other
            Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

   6.    Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to
November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder
Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund
shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the
Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to
Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to which Class B and
Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class
A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

The Distributor will not accept a purchase order of more than $100,000 for
Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of
Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended.
In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years. Investors should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of shares.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the
Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses,
Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance
Fee" is assessed on each Fund account with a share balance valued under $500.
The Minimum Balance Fee is automatically deducted from each such Fund account in September.

   Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees.  These exceptions are subject to change:

o     A fund account whose shares were acquired after September 30th of the prior year;
o     A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all
      Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum
      Balance Fee;
o     Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o     A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers under the NSCC
      Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the Pinnacle, Ascender,

      Custom Plus, Record(k)eeper Pro and Pension Alliance Retirement Plan programs; and

o     A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

   Accounts held in the Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

   To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery" under the heading "I
Want To," or call 1.888.470.0862 for instructions.

      The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days
(for example, in case of weather emergencies or on days falling before a U.S.
holiday).  All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement regarding holidays and days when the market may close early is available on the NYSE's website at www.nyse.com.

      Dealers other than NYSE members may conduct trading in municipal securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      |X|   Securities Valuation. The Fund's Board of Trustees has
established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
"asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a
               remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

o     Securities (including restricted securities) not having
readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the
"bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the
Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board of Trustees or by the
Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date. If not, the value shall be the closing bid price on the principal exchange on the valuation date. If the put, call or future is not traded on an exchange, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the
Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the
Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank")
for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian.
This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time.  The Fund will provide you notice whenever it is required to do so by applicable law.

      In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:
(1)   for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2)   for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)   authorizes the Fund, its Transfer Agent and any bank through which the
           Fund's drafts (checks) are payable to pay all checks drawn on the
           Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)   specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and
           redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the application, as applicable;
(5)   understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)   acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer
Agent receives the reinvestment order. The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the
Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values
Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or
Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the
Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at
4:00 p.m., but may do so earlier on some days.

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having
AccountLink privileges (see "How To Buy Shares") may arrange to have
Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic
Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested.
The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional
Class A share purchases while participating in an Automatic Withdrawal Plan.
Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this SAI).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X|   Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to automatically exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds that offer the exchange privilege on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the
OppenheimerFunds application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this SAI.

      |X|   Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the
Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the
Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the
Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current
Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the
Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A"
shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

   The following funds only offer Class A shares:
   Centennial California Tax Exempt Trust   Centennial New York Tax Exempt Trust
   Centennial Government Trust              Centennial Tax Exempt Trust
   Centennial Money Market Trust

   The following funds do not offer Class N shares:

   Limited Term New York Municipal Fund      Oppenheimer Rochester Arizona
                                             Municipal Fund
   Oppenheimer AMT-Free Municipals           Oppenheimer Rochester Maryland
                                             Municipal Fund
   Oppenheimer AMT-Free New York Municipals  Oppenheimer Rochester Massachusetts
                                             Municipal Fund
   Oppenheimer California Municipal Fund     Oppenheimer Rochester Michigan
                                             Municipal Fund
   Oppenheimer International Value Fund      Oppenheimer Rochester Minnesota
                                             Municipal Fund
   Oppenheimer Institutional Money Market    Oppenheimer Rochester National
   Fund                                      Municipals
   Oppenheimer Limited Term California       Oppenheimer Rochester North Carolina
   Municipal Fund                            Municipal Fund
   Oppenheimer Limited Term Municipal Fund   Oppenheimer Rochester Ohio Municipal

                                             Fund

   Oppenheimer Money Market Fund, Inc.       Oppenheimer Rochester Virginia
                                             Municipal Fund
   Oppenheimer New Jersey Municipal Fund     Oppenheimer Senior Floating Rate Fund
   Oppenheimer Pennsylvania Municipal Fund   Rochester Fund Municipals
   Oppenheimer Principal Protected Main
   Street Fund II

   The following funds do not offer Class Y shares:
   Limited Term New York Municipal Fund     Oppenheimer Principal Protected Main
                                            Street Fund
   Oppenheimer AMT-Free Municipals          Oppenheimer Principal Protected Main
                                            Street Fund II
   Oppenheimer AMT-Free New York            Oppenheimer Principal Protected Main
   Municipals                               Street Fund III
   Oppenheimer Balanced Fund                Oppenheimer Quest Capital Value Fund,
                                            Inc.
   Oppenheimer California Municipal Fund    Oppenheimer Quest International Value
                                            Fund, Inc.

   Oppenheimer Capital Income Fund          Oppenheimer Rochester Arizona
                                            Municipal Fund
   Oppenheimer Cash Reserves                Oppenheimer Rochester Maryland
                                            Municipal Fund
   Oppenheimer Convertible Securities Fund  Oppenheimer Rochester Massachusetts
                                            Municipal Fund
   Oppenheimer Dividend Growth Fund         Oppenheimer Rochester Michigan
                                            Municipal Fund
   Oppenheimer Gold & Special Minerals      Oppenheimer Rochester Minnesota
   Fund                                     Municipal Fund
   Oppenheimer Institutional Money Market   Oppenheimer Rochester National
   Fund                                     Municipals
   Oppenheimer Limited Term California      Oppenheimer Rochester North Carolina
   Municipal Fund                           Municipal Fund
   Oppenheimer Limited Term Municipal Fund  Oppenheimer Rochester Ohio Municipal
                                            Fund
   Oppenheimer New Jersey Municipal Fund    Oppenheimer Rochester Virginia
                                            Municipal Fund
   Oppenheimer Pennsylvania Municipal Fund

o     Oppenheimer  Money  Market  Fund,  Inc.  only offers Class A and Class Y shares.

   o  Oppenheimer  Institutional  Money Market Fund only offers Class E, Class
      L and Class P shares.

o     Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other
      Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of Oppenheimer Money Market
      Fund, Inc. or Oppenheimer Cash Reserves acquired by exchange of Class M shares.

o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of certain money market funds offered by the Distributor.
      Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge.

o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares.

o     Shares of Oppenheimer Principal Protected Main Street Fund may be
      exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares.  However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).

o     Shares of Oppenheimer Principal Protected Main Street Fund II may be
      exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street Fund II
      until after the expiration of the warranty period (3/3/2011).
o     Shares of Oppenheimer Principal Protected Main Street Fund III may be
      exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street Fund
      III until after the expiration of the warranty period (12/16/2011).

o     Class A, Class B, Class C and Class N shares of Oppenheimer Developing
      Markets Fund may be acquired by exchange only with a minimum initial investment of $50,000. An existing shareholder of that fund may make additional exchanges into that fund with as little as $50.
o     Shares of Oppenheimer International Small Company Fund may be acquired only by existing shareholders of that fund. Existing shareholders may make exchanges into the fund with as little as $50.
o     In most cases, shares of Oppenheimer Small- & Mid-Cap Value Fund may be acquired only by shareholders who currently own shares of that fund.
o     Global Value Fund only offers Class A and Class Y shares.  Class Y shares of that fund may be acquired only by participants in certain group retirement plans that have an agreement with the Distributor.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

     o When Class A shares of any Oppenheimer fund acquired by exchange of Class
A shares of any  Oppenheimer  fund  purchased  subject  to a Class A  contingent deferred sales charge are redeemed  within 18 months measured from the beginning of the calendar month of the initial  purchase of the exchanged  Class A shares, the Class A contingent  deferred sales charge is imposed on the redeemed shares.
Except,  however,  with  respect  to Class A  shares  of  Oppenheimer  Rochester
National  Municipals and Rochester Fund Municipals acquired prior to October 22,
2007, in which case the Class A contingent  deferred  sales charge is imposed on the acquired  shares if they are  redeemed  within 24 months  measured  from the beginning of the calendar month of the initial purchase of the exchanged Class A shares.

o     When Class A shares of Oppenheimer Rochester National Municipals and
Rochester Fund Municipals acquired prior to October 22, 2007 by exchange of
Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged
Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior
Floating Rate Fund acquired in the exchange. The Class A shares of
Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating
Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Oppenheimer Limited Term California
Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited
Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer
Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Oppenheimer Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the
Oppenheimer Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X|   Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds.
The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account features that are available in the new fund (such as an
Asset Builder Plan or Automatic Withdrawal Plan) will be switched to the new fund account unless you tell the Transfer Agent not to do so.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
SAI, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

   The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege,"
   above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the
   Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares."  Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds
(funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund,
Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares.
Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.
The federal tax treatment of the Fund's distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.
      The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the
Internal Revenue Code described below. Potential purchasers of shares of the
Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

      Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the
Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of capital gains over capital losses) that it distributed to shareholders.

      If the Fund qualifies as a "regulated investment company" under the
Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue
Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the
Fund's distributions from earnings and profits to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders (for taxable years beginning prior to 2011) and the dividends-received deduction for corporate shareholders.  However, distributions of income derived from tax-exempt municipal securities would no longer qualify for treatment as exempt-interest dividends.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the
Internal Revenue Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      The Fund also must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, net income from qualified publicly-traded partnerships (i.e., publicly-traded partnerships that are treated as partnerships for tax purposes and derive at least 90% of their income from certain passive sources) and certain other income.

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the
Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers.  As to each of those other issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer.  No more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), of two or more issuers (other than regulated investment companies) that the Fund controls and that are engaged in the same or similar trades or businesses, or of one or more qualified publicly-traded partnerships.  For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as
U.S. government securities.

|X|   Excise Tax on Regulated Investment Companies. Under the Internal
Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable net investment income earned from January 1 through December 31 of that year and 98% of its capital gain net income realized in the period from
November 1 of the prior year through October 31 of the current year.  If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.  The distribution requirement applies to only taxable income of the Fund, and therefore, may have little effect because it is anticipated that most of the Fund's income will be tax-exempt.

      Taxation of Fund Distributions.  Distributions by a Fund will be treated in the manner described below regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).  The Fund's distributions will be treated as dividends to the extent paid from the Fund's earnings and profits (as determined under the
Internal Revenue Code).  Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such tax basis is reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset).  The
Fund's dividends will not be eligible for the dividends-received deduction for corporations.  Shareholders reinvesting a distribution in shares of the
Fund or another fund will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      Exempt-Interest Dividends. The Fund intends to satisfy the requirements under the Internal Revenue Code during each fiscal year to pay
"exempt-interest dividends" to its shareholders.  To qualify, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets must consist of obligations described in Section 103(a) of the
Internal Revenue Code, as amended.  Dividends that are derived from net interest income earned by a Fund on tax-exempt municipal securities and designated as "exempt-interest dividends" in a written notice sent by the
Fund to its shareholders within 60 days after the close of the Fund's taxable year will be excludable from gross income of shareholders for federal income tax purposes.  To the extent the Fund fails to qualify to pay exempt-interest dividends in any given taxable year, such dividends would be included in the gross income of shareholders for federal income tax purposes.

      The Fund will allocate interest from tax-exempt municipal securities
(as well as ordinary income, capital gains, and tax preference items discussed below) among its shares according to a method that is based on the gross income allocable to each class of shareholders during the taxable year
(or under another method, if prescribed by the IRS and SEC).  The percentage of each distribution with respect to a taxable year of a Fund that is an exempt-interest dividend will be the same, even though that percentage may differ substantially from the percentage of the Fund's income that was tax-exempt during a particular portion of the year.  This percentage normally will be designated after the close of the taxable year.

      Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes.  Interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes to the extent attributable to
exempt-interest dividends.   Shareholders receiving Social Security or
railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether, and to what extent, such benefits are subject to federal income tax.

      A portion of the exempt-interest dividends paid by the Fund may give rise to liability under the federal alternative minimum tax for individual or corporate shareholders.  Income on certain private activity bonds issued after August 7, 1986, while excludable from gross income for purposes of the federal income tax, is an item of "tax preference" that must be included in income for purposes of the federal alternative minimum tax for individuals and corporations.  "Private activity bonds" are bonds that are used for purposes not generally performed by governmental entities and that benefit non-governmental entities.  The amount of any exempt-interest dividends that is attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the
Fund.

      In addition, corporate taxpayers are subject to the federal alternative minimum tax based in part on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income.
Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

      Shareholders are advised to consult their tax advisers with respect to their liability for federal alternative minimum tax, and for advice concerning the loss of exclusion from gross income for exempt-interest dividends paid to a shareholder who would be treated as a "substantial user"
or "related person" under Section 147(a) of the Internal Revenue Code with respect to property financed with the proceeds of an issue of private activity bonds held by the Fund.

      Ordinary Interest Dividends.  A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:

         (1)certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);

         (2)income from securities loans;

         (3)income or gains from options or futures;

         (4)any net short-term capital gain; and

         (5)any market discount accrual on tax-exempt bonds.

      Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders for taxable years beginning prior to 2011.  Under these rules, a portion of ordinary income dividends constituting "qualified dividend income," when paid by a regulated investment company to non-corporate shareholders, may be taxable to such shareholders at long-term capital gain rates.  However, to the extent the Fund's distributions are derived from income on debt securities, they will not be qualified dividend income.  Consequently, the
Fund's ordinary income dividends generally will not be eligible for taxation at the reduced rate.

      Capital Gains.  The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If the net capital gain is distributed and properly designated as a capital gain dividend in reports sent to shareholders in January of each year, it will be taxable to shareholders as a long-term capital gain, regardless of how long a shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.  The tax rate on long-term capital gain applicable to non-corporate shareholders has been reduced for taxable years beginning prior to 2011.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on the gain at the 35% corporate tax rate, and will provide to its shareholders of record on the last day of its taxable year information regarding their pro rata shares of the gain and tax paid.  In this case, each shareholder will be required to report a pro rata share of such gain on the shareholder's tax return as long-term capital gain, will receive a refundable tax credit for a pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for the shareholder's shares of the Fund by an amount equal to the excess of the deemed distribution over the tax credit.

      Backup withholding. The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gain distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or
(3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation).
Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.  Backup withholding is not an additional tax.  Any amount withheld generally may be allowed as a refund or a credit against a shareholder's federal income tax liability, provided the required information is timely provided to the IRS.

      Tax Effects of Redemptions of Shares.  If a shareholder redeems all or a portion of his or her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares (including tax basis arising from reinvestment of dividends).  All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption  (including purchases through the reinvestment of dividends).
In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Losses realized by a shareholder on the redemption of
Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.  If a shareholder of the Fund exercises an exchange privilege within 90 days of acquiring the shares of the Fund, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged Fund shares reduces any charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege.  Instead, such sales charge will be treated as an amount paid for the new shares.

      In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares.  Special holding period rules under the Internal
Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

Foreign Shareholders.  Under U.S. tax law, taxation of a shareholder who is a foreign person (including, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business.  Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S.
tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed IRS Form W-8BEN or substitute form.  The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund.  Any tax withheld by the Fund is remitted by the
Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

      If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. withholding tax described above provided the Fund obtains a properly completed and signed IRS Form W-8ECI or substitute form.  Exempt-interest dividends as well as ordinary income dividends paid by the Fund would be included in the earnings and profits of a foreign corporation for purposes of the branch profits tax on dividend equivalent amounts.

      If the foreign person fails to provide a certification of foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares under the backup withholding provisions.  Any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

The tax consequences to foreign person entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal
Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other
Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with
OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other
Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is
a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds.  Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG LLP serves as the independent registered public accounting firm for the Fund.  KPMG LLP audits the Fund's financial statements and performs other related audit services.
KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER CALIFORNIA MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer California Municipal Fund, including the statement of investments, as of July 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer California Municipal Fund as of July 31, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
KPMG LLP

Denver, Colorado
September 17, 2007

STATEMENT OF INVESTMENTS  July 31, 2007
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                                  VALUE
       AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--118.5%
--------------------------------------------------------------------------------------------------------------------
CALIFORNIA--109.1%
$      50,000   ABAG Finance Authority for NonProfit Corporations
                (Bijou Woods Apartments)                                       5.200%    12/01/2021   $       50,635
--------------------------------------------------------------------------------------------------------------------
    3,025,000   ABAG Finance Authority for NonProfit Corporations
                (Channing House)                                               5.500     02/15/2029        3,057,307
--------------------------------------------------------------------------------------------------------------------
       65,000   ABAG Finance Authority for NonProfit Corporations
                (Redding Assisted Living Corp.)                                5.250     11/15/2031           66,013
--------------------------------------------------------------------------------------------------------------------
    1,660,000   ABAG Finance Authority for NonProfit Corporations
                (S.F. Rincon Hill)                                             5.250     09/01/2036        1,674,840
--------------------------------------------------------------------------------------------------------------------
    2,500,000   ABAG Finance Authority for NonProfit Corporations
                (Schools of Sacred Heart)                                      6.450     06/01/2030        2,621,250
--------------------------------------------------------------------------------------------------------------------
       90,000   ABAG Finance Authority for NonProfit Corporations
                COP                                                            6.000     08/15/2020           90,104
--------------------------------------------------------------------------------------------------------------------
      450,000   ABAG Finance Authority for NonProfit Corporations
                COP (American Baptist Homes of the West)                       5.750     10/01/2017          454,379
--------------------------------------------------------------------------------------------------------------------
       55,000   ABAG Finance Authority for NonProfit Corporations
                COP (American Baptist Homes of the West)                       6.200     10/01/2027           56,184
--------------------------------------------------------------------------------------------------------------------
      450,000   ABAG Finance Authority for NonProfit Corporations
                COP (Lytton Gardens)                                           6.000     02/15/2019          457,875
--------------------------------------------------------------------------------------------------------------------
      440,000   ABAG Finance Authority for NonProfit Corporations
                COP (O'Connor Woods)                                           6.200     11/01/2029          461,353
--------------------------------------------------------------------------------------------------------------------
    4,300,000   ABAG Finance Authority for NonProfit Corporations
                COP (Redwood Senior Homes & Services)                          6.125     11/15/2032        4,582,940
--------------------------------------------------------------------------------------------------------------------
      265,000   ABAG Finance Authority for NonProfit Corporations,
                Series A                                                       5.747 1   04/20/2019          132,267
--------------------------------------------------------------------------------------------------------------------
      235,000   ABAG Improvement Bond Act 1915 (Windemere Ranch)               6.150     09/02/2029          294,446
--------------------------------------------------------------------------------------------------------------------
    2,675,000   Adelanto Elementary School District Community
                Facilities District No. 1                                      5.250     09/01/2026        2,689,606
--------------------------------------------------------------------------------------------------------------------
    7,310,000   Adelanto Elementary School District Community
                Facilities District No. 1                                      5.350     09/01/2036        7,356,053
--------------------------------------------------------------------------------------------------------------------
    1,145,000   Adelanto Elementary School District Community
                Facilities District No. 1                                      5.400     09/01/2036        1,153,817
--------------------------------------------------------------------------------------------------------------------
       55,000   Adelanto Improvement Agency, Series B                          5.500     12/01/2023           55,300
--------------------------------------------------------------------------------------------------------------------
       50,000   Adelanto Public Financing Authority, Series B                  6.300     09/01/2028           50,097
--------------------------------------------------------------------------------------------------------------------
    5,295,000   Agua Mansa Industrial Growth Assoc. Special Tax                6.500     09/01/2033        5,562,292
--------------------------------------------------------------------------------------------------------------------
    1,500,000   Alameda COP                                                    5.750     12/01/2021        1,532,235
--------------------------------------------------------------------------------------------------------------------
      200,000   Alameda Public Financing Authority                             5.450     09/02/2014          204,148
--------------------------------------------------------------------------------------------------------------------
       25,000   Alvord Unified School District Community Facilities
                District                                                       5.875     09/01/2034           25,513
--------------------------------------------------------------------------------------------------------------------
    4,000,000   Anaheim Public Financing Authority RITES 2                     8.970 3   12/28/2018        4,231,480
--------------------------------------------------------------------------------------------------------------------
      150,000   Arcadia Hospital (Methodist Hospital of Southern
                California)                                                    6.625     11/15/2022          150,225
--------------------------------------------------------------------------------------------------------------------
      500,000   Arvin Community Redevel. Agency                                5.000     09/01/2025          492,090

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                                  VALUE
       AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

CALIFORNIA Continued
$   2,435,000   Arvin Community Redevel. Agency                                5.125%    09/01/2035   $    2,420,536
--------------------------------------------------------------------------------------------------------------------
    2,025,000   Aztec Shops Auxiliary Organization (San Diego State
                University) 4                                                  6.000     09/01/2031        2,105,676
--------------------------------------------------------------------------------------------------------------------
    2,500,000   Azusa Special Tax Community Facilities District
                (Mountain Cove)                                                6.000     09/01/2032        2,609,175
--------------------------------------------------------------------------------------------------------------------
      200,000   Azusa Special Tax Community Facilities District No. 05-1       5.000     09/01/2027          198,364
--------------------------------------------------------------------------------------------------------------------
      500,000   Azusa Special Tax Community Facilities District No. 05-1       5.000     09/01/2037          490,445
--------------------------------------------------------------------------------------------------------------------
    1,000,000   Bakersfield Improvement Bond Act 1915                          5.000     09/02/2027          985,620
--------------------------------------------------------------------------------------------------------------------
      615,000   Bakersfield Improvement Bond Act 1915                          5.350     09/02/2022          629,200
--------------------------------------------------------------------------------------------------------------------
    2,310,000   Bakersfield Improvement Bond Act 1915                          5.400     09/02/2025        2,351,973
--------------------------------------------------------------------------------------------------------------------
    3,700,000   Beaumont Financing Authority, Series A                         5.350     09/01/2036        3,737,814
--------------------------------------------------------------------------------------------------------------------
    1,500,000   Beaumont Financing Authority, Series A                         5.750     09/01/2034        1,577,340
--------------------------------------------------------------------------------------------------------------------
      685,000   Beaumont Financing Authority, Series B                         5.000     09/01/2027          666,772
--------------------------------------------------------------------------------------------------------------------
    1,685,000   Beaumont Financing Authority, Series B                         5.050     09/01/2037        1,665,639
--------------------------------------------------------------------------------------------------------------------
    1,000,000   Beaumont Financing Authority, Series B                         5.350     09/01/2028        1,030,670
--------------------------------------------------------------------------------------------------------------------
    1,490,000   Beaumont Financing Authority, Series B                         5.400     09/01/2035        1,537,576
--------------------------------------------------------------------------------------------------------------------
    5,000,000   Beaumont Financing Authority, Series B                         6.000     09/01/2034        5,299,900
--------------------------------------------------------------------------------------------------------------------
    1,525,000   Beaumont Financing Authority, Series B                         6.000     09/01/2034        1,625,421
--------------------------------------------------------------------------------------------------------------------
    2,340,000   Beaumont Financing Authority, Series C                         5.500     09/01/2035        2,392,861
--------------------------------------------------------------------------------------------------------------------
    2,925,000   Beaumont Financing Authority, Series D                         5.800     09/01/2035        3,073,327
--------------------------------------------------------------------------------------------------------------------
       75,000   Berkeley Unified School District                               5.000     08/01/2022           75,714
--------------------------------------------------------------------------------------------------------------------
      500,000   Blythe Community Facilities District Special Tax
                (Hidden Beaches)                                               5.300     09/01/2035          505,230
--------------------------------------------------------------------------------------------------------------------
       30,000   Blythe Redevel. Agency (Redevel. Project No. 1
                Tax Allocation)                                                5.650     05/01/2029           31,076
--------------------------------------------------------------------------------------------------------------------
    7,605,000   Brentwood Infrastructure Financing Authority                   5.200     09/02/2036        7,649,109
--------------------------------------------------------------------------------------------------------------------
       30,000   Brentwood Infrastructure Financing Authority
                (Water & Sewer)                                                5.625     07/01/2026           30,340
--------------------------------------------------------------------------------------------------------------------
       60,000   Butte County Hsg. Authority (Affordable Hsg. Pool)             7.000     10/01/2020           63,077
--------------------------------------------------------------------------------------------------------------------
       50,000   CA Affordable Hsg. Agency (Merced County Hsg.
                Authority)                                                     6.000     01/01/2023           52,478
--------------------------------------------------------------------------------------------------------------------
   39,700,000   CA County Tobacco Securitization Agency                        5.750 1   06/01/2057        2,173,575
--------------------------------------------------------------------------------------------------------------------
   18,530,000   CA County Tobacco Securitization Agency                        5.820 1   06/01/2033        4,215,390
--------------------------------------------------------------------------------------------------------------------
   43,500,000   CA County Tobacco Securitization Agency                        5.890 1   06/01/2046        4,823,280
--------------------------------------------------------------------------------------------------------------------
   45,600,000   CA County Tobacco Securitization Agency                        6.125 1   06/01/2057        2,175,120
--------------------------------------------------------------------------------------------------------------------
   20,000,000   CA County Tobacco Securitization Agency                        6.300 1   06/01/2055        1,031,400
--------------------------------------------------------------------------------------------------------------------
   82,110,000   CA County Tobacco Securitization Agency                        6.423 1   06/01/2046        7,318,464
--------------------------------------------------------------------------------------------------------------------
   51,500,000   CA County Tobacco Securitization Agency                        6.700 1   06/01/2057        1,861,210
--------------------------------------------------------------------------------------------------------------------
   55,250,000   CA County Tobacco Securitization Agency                        6.901 1   06/01/2057        1,889,550
--------------------------------------------------------------------------------------------------------------------
   71,700,000   CA County Tobacco Securitization Agency                        7.000 1   06/01/2055        2,839,320
--------------------------------------------------------------------------------------------------------------------
  123,750,000   CA County Tobacco Securitization Agency                        7.251 1   06/01/2055        4,247,100

    PRINCIPAL                                                                                                  VALUE
       AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

CALIFORNIA Continued
$ 347,900,000   CA County Tobacco Securitization Agency                        7.550% 1  06/01/2055   $   10,666,614
--------------------------------------------------------------------------------------------------------------------
  409,500,000   CA County Tobacco Securitization Agency                        8.251 1   06/01/2055       11,646,180
--------------------------------------------------------------------------------------------------------------------
    5,000,000   CA County Tobacco Securitization Agency (TASC)                 0.000 5   06/01/2036        4,331,950
--------------------------------------------------------------------------------------------------------------------
   25,725,000   CA County Tobacco Securitization Agency (TASC)                 0.000 5   06/01/2041       22,336,503
--------------------------------------------------------------------------------------------------------------------
   28,270,000   CA County Tobacco Securitization Agency (TASC)                 0.000 5   06/01/2046       24,623,453
--------------------------------------------------------------------------------------------------------------------
   12,030,000   CA County Tobacco Securitization Agency (TASC)                 5.125     06/01/2038       11,388,320
--------------------------------------------------------------------------------------------------------------------
    3,725,000   CA County Tobacco Securitization Agency (TASC)                 5.125     06/01/2038        3,526,309
--------------------------------------------------------------------------------------------------------------------
   11,435,000   CA County Tobacco Securitization Agency (TASC)                 5.250     06/01/2045       10,919,968
--------------------------------------------------------------------------------------------------------------------
    5,815,000   CA County Tobacco Securitization Agency (TASC)                 5.250     06/01/2045        5,553,092
--------------------------------------------------------------------------------------------------------------------
    4,375,000   CA County Tobacco Securitization Agency (TASC)                 5.750     06/01/2029        4,497,938
--------------------------------------------------------------------------------------------------------------------
    6,230,000   CA County Tobacco Securitization Agency (TASC)                 5.875     06/01/2027        6,465,058
--------------------------------------------------------------------------------------------------------------------
    9,125,000   CA County Tobacco Securitization Agency (TASC)                 5.875     06/01/2035        9,421,836
--------------------------------------------------------------------------------------------------------------------
    1,250,000   CA County Tobacco Securitization Agency (TASC)                 5.875     06/01/2043        1,286,250
--------------------------------------------------------------------------------------------------------------------
   10,545,000   CA County Tobacco Securitization Agency (TASC)                 6.000     06/01/2035       10,959,419
--------------------------------------------------------------------------------------------------------------------
   21,960,000   CA County Tobacco Securitization Agency (TASC)                 6.000     06/01/2042       22,762,199
--------------------------------------------------------------------------------------------------------------------
   10,025,000   CA County Tobacco Securitization Agency (TASC)                 6.125     06/01/2038       10,457,278
--------------------------------------------------------------------------------------------------------------------
       50,000   CA County Tobacco Securitization Agency (TASC)                 6.125     06/01/2043           52,237
--------------------------------------------------------------------------------------------------------------------
   86,970,000   CA County Tobacco Securitization Agency (TASC)                 6.375 1   06/01/2046        8,502,187
--------------------------------------------------------------------------------------------------------------------
   65,800,000   CA County Tobacco Securitization Agency (TASC)                 6.600 1   06/01/2046        5,354,804
--------------------------------------------------------------------------------------------------------------------
   10,575,000   CA Dept. of Veterans Affairs Home Purchase                     5.000     12/01/2027       10,696,190
--------------------------------------------------------------------------------------------------------------------
   10,000,000   CA Dept. of Veterans Affairs Home Purchase                     5.000     12/01/2042        9,920,600
--------------------------------------------------------------------------------------------------------------------
       45,000   CA Dept. of Veterans Affairs Home Purchase                     5.200     12/01/2027           45,234
--------------------------------------------------------------------------------------------------------------------
       50,000   CA Dept. of Veterans Affairs Home Purchase                     5.500     12/01/2019           51,880
--------------------------------------------------------------------------------------------------------------------
       20,000   CA Dept. of Water Resources (Center Valley)                    5.000     12/01/2029           20,144
--------------------------------------------------------------------------------------------------------------------
       15,000   CA Dept. of Water Resources (Center Valley)                    5.400     07/01/2012           15,019
--------------------------------------------------------------------------------------------------------------------
       55,000   CA Educational Facilities Authority
                (Golden Gate University)                                       5.500     10/01/2031           55,592
--------------------------------------------------------------------------------------------------------------------
      380,000   CA Educational Facilities Authority (Stanford
                University)                                                    5.200     12/01/2027          385,229
--------------------------------------------------------------------------------------------------------------------
    1,000,000   CA Educational Facilities Authority
                (Western University Health Sciences) 4                         6.000     10/01/2032        1,049,360
--------------------------------------------------------------------------------------------------------------------
   24,980,000   CA GO 6                                                        5.000     06/01/2031       25,637,723
--------------------------------------------------------------------------------------------------------------------
   21,700,000   CA GO 6                                                        5.000     08/01/2035       22,253,567
--------------------------------------------------------------------------------------------------------------------
       45,000   CA GO                                                          5.000     04/01/2022           46,470
--------------------------------------------------------------------------------------------------------------------
      500,000   CA GO                                                          5.000     02/01/2023          506,920
--------------------------------------------------------------------------------------------------------------------
       10,000   CA GO                                                          5.000     10/01/2023           10,089
--------------------------------------------------------------------------------------------------------------------
      100,000   CA GO                                                          5.000     02/01/2024          103,167
--------------------------------------------------------------------------------------------------------------------
        5,000   CA GO                                                          5.000     08/01/2024            5,129
--------------------------------------------------------------------------------------------------------------------
       20,000   CA GO                                                          5.000     03/01/2028           20,513
--------------------------------------------------------------------------------------------------------------------
       15,000   CA GO                                                          5.000     02/01/2033           15,402
--------------------------------------------------------------------------------------------------------------------
        5,000   CA GO                                                          5.125     02/01/2027            5,184

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                                  VALUE
       AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

CALIFORNIA Continued
$      15,000   CA GO                                                          5.125%    10/01/2027   $       15,175
--------------------------------------------------------------------------------------------------------------------
       20,000   CA GO                                                          5.125     03/01/2031           20,425
--------------------------------------------------------------------------------------------------------------------
        5,000   CA GO                                                          5.125     06/01/2031            5,182
--------------------------------------------------------------------------------------------------------------------
       25,000   CA GO                                                          5.500     04/01/2019           25,070
--------------------------------------------------------------------------------------------------------------------
      255,000   CA GO                                                          5.500     03/01/2020          255,357
--------------------------------------------------------------------------------------------------------------------
        5,000   CA GO                                                          5.500     10/01/2022            5,011
--------------------------------------------------------------------------------------------------------------------
      200,000   CA GO                                                          6.250     10/01/2019          200,822
--------------------------------------------------------------------------------------------------------------------
       60,000   CA GO                                                          6.250     10/01/2019           60,246
--------------------------------------------------------------------------------------------------------------------
   43,535,000   CA Golden State Tobacco Securitization Corp. 6                 5.000     06/01/2045       44,222,932
--------------------------------------------------------------------------------------------------------------------
   10,530,000   CA Golden State Tobacco Securitization Corp.                   5.000     06/01/2047        9,627,053
--------------------------------------------------------------------------------------------------------------------
   32,165,000   CA Golden State Tobacco Securitization Corp.                   6.625     06/01/2040       36,690,937
--------------------------------------------------------------------------------------------------------------------
   37,000,000   CA Golden State Tobacco Securitization Corp. (TASC) 6          5.000     06/01/2035       37,900,950
--------------------------------------------------------------------------------------------------------------------
   55,410,000   CA Golden State Tobacco Securitization Corp. (TASC)            0.000 5   06/01/2037       41,272,693
--------------------------------------------------------------------------------------------------------------------
    4,785,000   CA Golden State Tobacco Securitization Corp. (TASC)            5.000     06/01/2033        4,466,080
--------------------------------------------------------------------------------------------------------------------
   22,000,000   CA Golden State Tobacco Securitization Corp. (TASC)            5.125     06/01/2047       20,553,940
--------------------------------------------------------------------------------------------------------------------
  182,695,000   CA Golden State Tobacco Securitization Corp. (TASC)            5.750     06/01/2047      188,422,488
--------------------------------------------------------------------------------------------------------------------
    1,350,000   CA Golden State Tobacco Securitization Corp. (TASC) 4          7.800     06/01/2042        1,620,905
--------------------------------------------------------------------------------------------------------------------
    2,825,000   CA Golden State Tobacco Securitization Corp. (TASC) 4          7.875     06/01/2042        3,401,865
--------------------------------------------------------------------------------------------------------------------
      150,000   CA Golden State Tobacco Securitization Corp. (TASC)            7.875     06/01/2042          180,630
--------------------------------------------------------------------------------------------------------------------
    2,000,000   CA Golden State Tobacco Securitization Corp. (TASC) 4          7.900     06/01/2042        2,410,740
--------------------------------------------------------------------------------------------------------------------
   10,500,000   CA Health Facilities Financing Authority
                (Cedars-Sinai Medical Center)                                  5.000     11/15/2034       10,573,605
--------------------------------------------------------------------------------------------------------------------
    2,025,000   CA Health Facilities Financing Authority
                (Cedars-Sinai Medical Center) 4                                5.125     08/01/2027        2,064,852
--------------------------------------------------------------------------------------------------------------------
      495,000   CA Health Facilities Financing Authority
                (Hospital of the Good Samaritan)                               7.000     09/01/2021          495,747
--------------------------------------------------------------------------------------------------------------------
       85,000   CA Health Facilities Financing Authority
                (Pomona Valley Hospital Medical Center)                        5.625     07/01/2019           86,816
--------------------------------------------------------------------------------------------------------------------
      125,000   CA Health Facilities Financing Authority
                (Small Facilities Loan), Series B                              7.400     04/01/2014          125,293
--------------------------------------------------------------------------------------------------------------------
      385,000   CA Health Facilities Financing Authority (Sutter Health) 4     5.250     08/15/2027          393,050
--------------------------------------------------------------------------------------------------------------------
       80,000   CA Health Facilities Financing Authority (Sutter Health)       5.350     08/15/2028           82,562
--------------------------------------------------------------------------------------------------------------------
       25,000   CA Health Facilities Financing Authority
                (UCSF-Stanford Health Care)                                    5.000     11/15/2028           25,510
--------------------------------------------------------------------------------------------------------------------
       25,000   CA HFA (Multifamily Hsg.)                                      5.375     08/01/2028           25,453
--------------------------------------------------------------------------------------------------------------------
      190,000   CA HFA (Multifamily Hsg.)                                      5.950     08/01/2028          194,053
--------------------------------------------------------------------------------------------------------------------
      380,000   CA HFA (Multifamily Hsg.), Series A                            5.900     02/01/2028          384,081
--------------------------------------------------------------------------------------------------------------------
       95,000   CA HFA (Multifamily Hsg.), Series B                            5.500     08/01/2039           96,295
--------------------------------------------------------------------------------------------------------------------
       35,000   CA HFA, Series A                                               5.600     08/01/2011           35,382
--------------------------------------------------------------------------------------------------------------------
      300,000   CA HFA, Series B                                               7.125     08/01/2024          303,441
--------------------------------------------------------------------------------------------------------------------
      275,000   CA HFA, Series B-1                                             5.600     08/01/2017          279,285

    PRINCIPAL                                                                                                  VALUE
       AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

CALIFORNIA Continued
$  10,915,000   CA HFA, Series C                                               5.750%    08/01/2030   $   11,560,731
--------------------------------------------------------------------------------------------------------------------
   17,250,000   CA HFA, Series E                                               5.000     02/01/2024       17,398,523
--------------------------------------------------------------------------------------------------------------------
    9,290,000   CA HFA, Series E                                               5.050     02/01/2026        9,382,714
--------------------------------------------------------------------------------------------------------------------
   15,770,000   CA Home Mtg. Finance Authority (Homebuyers Fund)               5.800     08/01/2043       16,693,334
--------------------------------------------------------------------------------------------------------------------
    5,000,000   CA Home Mtg. Finance Authority (Homebuyers Fund)               6.000     02/01/2033        5,276,050
--------------------------------------------------------------------------------------------------------------------
    3,000,000   CA Home Mtg. Finance Authority (Homebuyers Fund)               6.000     02/01/2049        3,290,850
--------------------------------------------------------------------------------------------------------------------
    4,560,000   CA Home Mtg. Finance Authority (Homebuyers Fund)               6.100     02/01/2046        4,992,562
--------------------------------------------------------------------------------------------------------------------
    6,430,000   CA Infrastructure & Economic Devel.
                (Copia: The American Center for Wine, Food and the Arts)       5.000     12/01/2032        6,446,397
--------------------------------------------------------------------------------------------------------------------
    4,885,000   CA Infrastructure & Economic Devel.
                (Copia: The American Center for Wine, Food and the Arts)       5.530 1   12/01/2026        1,704,767
--------------------------------------------------------------------------------------------------------------------
    3,620,000   CA Infrastructure & Economic Devel.
                (Copia: The American Center for Wine, Food and the Arts)       5.550 1   12/01/2027        1,191,632
--------------------------------------------------------------------------------------------------------------------
   25,250,000   CA Infrastructure & Economic Devel.
                (Copia: The American Center for Wine, Food and the Arts)       5.624 1   12/01/2032        6,231,700
--------------------------------------------------------------------------------------------------------------------
   26,275,000   CA Infrastructure & Economic Devel.
                (Copia: The American Center for Wine, Food and the Arts)       5.655 1   12/01/2037        4,876,640
--------------------------------------------------------------------------------------------------------------------
    3,000,000   CA Municipal Finance Authority
                (Cancer Center of Santa Barbara) 4                             5.000     06/01/2036        3,002,970
--------------------------------------------------------------------------------------------------------------------
    2,100,000   CA Municipal Finance Authority
                (ECHS/AHEF/HK-8CS Obligated Group) 4                           5.250     06/01/2036        2,104,998
--------------------------------------------------------------------------------------------------------------------
      120,000   CA Pollution Control Financing Authority
                (Browning-Ferris Industries)                                   5.800     12/01/2016          121,055
--------------------------------------------------------------------------------------------------------------------
   11,500,000   CA Pollution Control Financing Authority
                (Browning-Ferris Industries)                                   6.875     11/01/2027       11,561,755
--------------------------------------------------------------------------------------------------------------------
       30,000   CA Pollution Control Financing Authority
                (General Motors Corp.)                                         5.500     04/01/2008           29,948
--------------------------------------------------------------------------------------------------------------------
    1,015,000   CA Pollution Control Financing Authority
                (San Diego Gas & Electric Company) 4                           5.850     06/01/2021        1,016,370
--------------------------------------------------------------------------------------------------------------------
      185,000   CA Pollution Control Financing Authority
                (San Diego Gas & Electric Company)                             5.850     06/01/2021          185,253
--------------------------------------------------------------------------------------------------------------------
    4,065,000   CA Pollution Control Financing Authority
                (Waste Management)                                             5.000     01/01/2022        4,001,261
--------------------------------------------------------------------------------------------------------------------
    3,000,000   CA Pollution Control Financing Authority
                (Waste Management)                                             5.400     04/01/2025        3,038,070
--------------------------------------------------------------------------------------------------------------------
       25,000   CA Public Works (Dept. of Corrections)                         5.250     06/01/2028           26,029
--------------------------------------------------------------------------------------------------------------------
      200,000   CA Public Works (Dept. of General Services)                    5.000     12/01/2027          206,386
--------------------------------------------------------------------------------------------------------------------
      100,000   CA Public Works (State Universities)                           5.400     10/01/2022          102,217
--------------------------------------------------------------------------------------------------------------------
      440,000   CA Public Works (State Universities)                           5.500     12/01/2018          440,400
--------------------------------------------------------------------------------------------------------------------
       20,000   CA Resource Efficiency Financing Authority COP                 5.500     04/01/2013           20,415
--------------------------------------------------------------------------------------------------------------------
   11,905,000   CA Rural Home Mtg. Finance Authority (Single Family Mtg.)      5.400     08/01/2035       12,499,893
--------------------------------------------------------------------------------------------------------------------
    4,500,000   CA Rural Home Mtg. Finance Authority (Single Family Mtg.)      5.400     12/01/2036        4,709,160

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                                  VALUE
       AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

CALIFORNIA Continued
$   4,565,000   CA Rural Home Mtg. Finance Authority (Single Family Mtg.)      5.400%    02/01/2037   $    4,815,755
--------------------------------------------------------------------------------------------------------------------
   10,000,000   CA Rural Home Mtg. Finance Authority (Single Family Mtg.)      5.400     06/01/2048       10,420,700
--------------------------------------------------------------------------------------------------------------------
    5,000,000   CA Rural Home Mtg. Finance Authority (Single Family Mtg.)      5.450     02/01/2048        5,315,050
--------------------------------------------------------------------------------------------------------------------
   25,440,000   CA Rural Home Mtg. Finance Authority (Single Family Mtg.)      5.500     02/01/2043       26,670,278
--------------------------------------------------------------------------------------------------------------------
    3,970,000   CA Rural Home Mtg. Finance Authority (Single Family Mtg.)      5.500     08/01/2047        4,150,040
--------------------------------------------------------------------------------------------------------------------
      495,000   CA Rural Home Mtg. Finance Authority (Single Family Mtg.)      5.500     08/01/2047          500,207
--------------------------------------------------------------------------------------------------------------------
   13,900,000   CA Rural Home Mtg. Finance Authority (Single Family Mtg.)      5.650     02/01/2049       14,794,465
--------------------------------------------------------------------------------------------------------------------
    8,890,000   CA Rural Home Mtg. Finance Authority (Single Family Mtg.)      5.700     02/01/2033        9,278,938
--------------------------------------------------------------------------------------------------------------------
    6,450,000   CA Rural Home Mtg. Finance Authority (Single Family Mtg.)      5.700     08/01/2044        6,886,536
--------------------------------------------------------------------------------------------------------------------
    6,040,000   CA Rural Home Mtg. Finance Authority (Single Family Mtg.)      5.750     02/01/2044        6,448,364
--------------------------------------------------------------------------------------------------------------------
    4,505,000   CA Rural Home Mtg. Finance Authority (Single Family Mtg.)      5.750     02/01/2046        4,837,379
--------------------------------------------------------------------------------------------------------------------
      250,000   CA Statewide CDA                                               5.000     09/02/2018          250,305
--------------------------------------------------------------------------------------------------------------------
      245,000   CA Statewide CDA                                               5.000     09/02/2019          244,221
--------------------------------------------------------------------------------------------------------------------
      245,000   CA Statewide CDA                                               5.125     09/02/2020          246,149
--------------------------------------------------------------------------------------------------------------------
    3,000,000   CA Statewide CDA                                               5.125     09/02/2025        2,961,570
--------------------------------------------------------------------------------------------------------------------
    8,495,000   CA Statewide CDA                                               5.200     09/02/2036        8,338,437
--------------------------------------------------------------------------------------------------------------------
      100,000   CA Statewide CDA                                               6.527 1   09/01/2028           26,240
--------------------------------------------------------------------------------------------------------------------
       25,000   CA Statewide CDA                                               6.625     09/01/2027           25,029
--------------------------------------------------------------------------------------------------------------------
       50,000   CA Statewide CDA                                               6.750     09/01/2037           53,518
--------------------------------------------------------------------------------------------------------------------
      100,000   CA Statewide CDA                                               6.773 1   09/01/2034           16,741
--------------------------------------------------------------------------------------------------------------------
       15,000   CA Statewide CDA                                               7.000     07/01/2022           15,026
--------------------------------------------------------------------------------------------------------------------
       25,000   CA Statewide CDA (Arc of San Diego) COP                        5.625     05/01/2021           25,534
--------------------------------------------------------------------------------------------------------------------
    5,400,000   CA Statewide CDA (Berkeley Montessori School)                  7.250     10/01/2033        5,948,586
--------------------------------------------------------------------------------------------------------------------
      265,000   CA Statewide CDA (California Odd Fellow Hsg.)                  5.500     10/01/2023          265,223
--------------------------------------------------------------------------------------------------------------------
      830,000   CA Statewide CDA (Citrus Gardens Apartments)                   6.500     07/01/2032          860,992
--------------------------------------------------------------------------------------------------------------------
    1,405,000   CA Statewide CDA (Citrus Gardens Apartments)                   9.000     07/01/2032        1,405,253
--------------------------------------------------------------------------------------------------------------------
    2,290,000   CA Statewide CDA (Clara)                                       5.050     01/20/2041        2,280,794
--------------------------------------------------------------------------------------------------------------------
   23,175,000   CA Statewide CDA (Daughters of Charity) 4                      5.250     07/01/2035       23,405,591
--------------------------------------------------------------------------------------------------------------------
    1,070,000   CA Statewide CDA (Drew School)                                 5.300     10/01/2037        1,051,724
--------------------------------------------------------------------------------------------------------------------
    1,250,000   CA Statewide CDA (East Tabor Apartments) 4                     6.850     08/20/2036        1,366,388
--------------------------------------------------------------------------------------------------------------------
    9,800,000   CA Statewide CDA (East Valley Tourist)                         9.250     10/01/2020       10,584,196
--------------------------------------------------------------------------------------------------------------------
       50,000   CA Statewide CDA (Eastfield Ming Quong)                        5.500     06/01/2012           50,553
--------------------------------------------------------------------------------------------------------------------
    5,000,000   CA Statewide CDA (Fairfield Apartments) 7                      7.250     01/01/2035        3,018,700
--------------------------------------------------------------------------------------------------------------------
    4,215,000   CA Statewide CDA (Family House & Hsg.
                Foundation-Torrence I)                                         7.000     04/20/2036        4,744,151
--------------------------------------------------------------------------------------------------------------------
   43,650,000   CA Statewide CDA (Foxdale Apartments)                          5.500     03/01/2040       42,803,627
--------------------------------------------------------------------------------------------------------------------
       60,000   CA Statewide CDA (GP Steinbeck)                                5.492 1   03/20/2022           25,841
--------------------------------------------------------------------------------------------------------------------
    1,000,000   CA Statewide CDA (Huntington Park Charter School)              5.250     07/01/2042          950,200
--------------------------------------------------------------------------------------------------------------------
    1,145,000   CA Statewide CDA (International School Peninsula)              5.000     11/01/2025        1,113,524
--------------------------------------------------------------------------------------------------------------------
    1,000,000   CA Statewide CDA (International School Peninsula)              5.000     11/01/2029          961,620

    PRINCIPAL                                                                                                  VALUE
       AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

CALIFORNIA Continued
$   5,000,000   CA Statewide CDA (John F. Kennedy University)                  6.750%    10/01/2033   $    5,419,000
--------------------------------------------------------------------------------------------------------------------
  100,000,000   CA Statewide CDA (Kaiser Permanente) 2,6                       4.371 8   04/01/2036       99,500,000
--------------------------------------------------------------------------------------------------------------------
    2,050,000   CA Statewide CDA (Kaiser Permanente) 4                         5.300     12/01/2015        2,113,427
--------------------------------------------------------------------------------------------------------------------
    2,750,000   CA Statewide CDA (Live Oak School)                             6.750     10/01/2030        2,930,703
--------------------------------------------------------------------------------------------------------------------
    6,000,000   CA Statewide CDA (Marin Montessori School)                     7.000     10/01/2033        6,576,900
--------------------------------------------------------------------------------------------------------------------
    6,590,000   CA Statewide CDA (Mountain Shadows Community)                  5.000     07/01/2031        6,608,518
--------------------------------------------------------------------------------------------------------------------
    1,400,000   CA Statewide CDA (Napa Valley Hospice)                         7.000     01/01/2034        1,494,094
--------------------------------------------------------------------------------------------------------------------
    1,650,000   CA Statewide CDA (Notre Dame de Namur University)              6.500     10/01/2023        1,779,360
--------------------------------------------------------------------------------------------------------------------
    1,635,000   CA Statewide CDA (Notre Dame de Namur University)              6.625     10/01/2033        1,765,816
--------------------------------------------------------------------------------------------------------------------
       50,000   CA Statewide CDA (Quail Ridge Apartments)                      5.250     07/01/2022           50,503
--------------------------------------------------------------------------------------------------------------------
    1,425,000   CA Statewide CDA (Quail Ridge Apartments)                      6.500     07/01/2032        1,465,983
--------------------------------------------------------------------------------------------------------------------
    2,060,000   CA Statewide CDA (Quail Ridge Apartments)                      9.000     07/01/2032        2,024,630
--------------------------------------------------------------------------------------------------------------------
      450,000   CA Statewide CDA (Rio Bravo)                                   6.300     12/01/2018          438,246
--------------------------------------------------------------------------------------------------------------------
    1,885,000   CA Statewide CDA (Sonoma Country Day School)                   6.000     01/01/2029        1,859,194
--------------------------------------------------------------------------------------------------------------------
      210,000   CA Statewide CDA (Stonehaven Student Hsg.)                     5.875     07/01/2032          221,342
--------------------------------------------------------------------------------------------------------------------
       15,000   CA Statewide CDA (Sutter Health Obligated Group)               5.500     08/15/2034           15,769
--------------------------------------------------------------------------------------------------------------------
      450,000   CA Statewide CDA (Sycamore)                                    6.000     03/20/2038          483,471
--------------------------------------------------------------------------------------------------------------------
    4,000,000   CA Statewide CDA (Turning Point) 4                             6.500     11/01/2031        4,219,200
--------------------------------------------------------------------------------------------------------------------
    1,000,000   CA Statewide CDA (Valleycare Health System)                    5.125     07/15/2031          971,760
--------------------------------------------------------------------------------------------------------------------
      240,000   CA Statewide CDA COP (Children's Hospital of Los Angeles)      5.250     08/15/2029          241,685
--------------------------------------------------------------------------------------------------------------------
      165,000   CA Statewide CDA COP (Internext Group)                         5.375     04/01/2030          165,096
--------------------------------------------------------------------------------------------------------------------
    1,065,000   CA Statewide CDA COP (Windward School)                         6.900     09/01/2023        1,088,089
--------------------------------------------------------------------------------------------------------------------
    9,000,000   CA Statewide CDA Linked PARS & INFLOS                          5.600 8   10/01/2011        9,380,430
--------------------------------------------------------------------------------------------------------------------
      270,000   CA Statewide CDA Special Tax Community
                Facilities District No. 97                                     6.842 1   09/01/2022          113,497
--------------------------------------------------------------------------------------------------------------------
   10,000,000   CA Statewide CDA, Series A                                     5.150     09/02/2037        9,738,500
--------------------------------------------------------------------------------------------------------------------
      490,000   CA Statewide CDA, Series A                                     5.200     09/02/2025          487,986
--------------------------------------------------------------------------------------------------------------------
    3,945,000   CA Statewide CDA, Series A                                     5.350     09/02/2035        3,964,843
--------------------------------------------------------------------------------------------------------------------
  141,950,000   CA Statewide Financing Authority Tobacco Settlement            6.250 1   06/01/2046       13,607,327
--------------------------------------------------------------------------------------------------------------------
   45,175,000   CA Statewide Financing Authority Tobacco Settlement            6.375 1   06/01/2046        4,106,859
--------------------------------------------------------------------------------------------------------------------
  220,000,000   CA Statewide Financing Authority Tobacco Settlement            7.876 1   06/01/2055        5,968,600
--------------------------------------------------------------------------------------------------------------------
    5,000,000   CA Statewide Financing Authority Tobacco Settlement
                (TASC)                                                         6.000     05/01/2037        5,186,200
--------------------------------------------------------------------------------------------------------------------
   11,745,000   CA Statewide Financing Authority Tobacco Settlement
                (TASC)                                                         6.000     05/01/2043       12,167,350
--------------------------------------------------------------------------------------------------------------------
   30,010,000   CA Statewide Financing Authority Tobacco Settlement
                (TASC)                                                         6.000     05/01/2043       31,089,160
--------------------------------------------------------------------------------------------------------------------
    3,675,000   CA Valley Health System COP 4                                  6.875     05/15/2023        3,680,182
--------------------------------------------------------------------------------------------------------------------
      130,000   CA Valley Health System, Series A 4                            6.500     05/15/2025          131,542
--------------------------------------------------------------------------------------------------------------------
      120,000   CA Veterans GO                                                 4.700     12/01/2012          120,030

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                                  VALUE
       AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

CALIFORNIA Continued
$      25,000   CA Veterans GO, Series BP                                      5.500%    12/01/2026   $       25,016
--------------------------------------------------------------------------------------------------------------------
      165,000   CA Veterans GO, Series BR                                      5.250     12/01/2026          165,071
--------------------------------------------------------------------------------------------------------------------
   12,000,000   CA Veterans GO, Series BZ                                      5.350     12/01/2021       12,017,040
--------------------------------------------------------------------------------------------------------------------
       25,000   CA Water Resource Devel. GO, Series S                          5.500     04/01/2009           25,034
--------------------------------------------------------------------------------------------------------------------
    2,500,000   Calexico Community Facilities District No. 2005-1
                Special Tax (Hearthstone)                                      5.500     09/01/2036        2,549,100
--------------------------------------------------------------------------------------------------------------------
    2,325,000   Calexico Community Facilities District No. 2005-1
                Special Tax (Hearthstone)                                      5.550     09/01/2036        2,371,221
--------------------------------------------------------------------------------------------------------------------
      145,000   Campbell (Civic Center) COP                                    5.250     10/01/2028          148,157
--------------------------------------------------------------------------------------------------------------------
       25,000   Carlsbad Improvement Bond Act 1915                             5.500     09/02/2028           25,155
--------------------------------------------------------------------------------------------------------------------
    1,480,000   Carlsbad Special Tax Community Facilities District No. 3       5.300     09/01/2036        1,498,559
--------------------------------------------------------------------------------------------------------------------
      200,000   Carlsbad Unified School District COP
                (Aviara Oaks Middle School)                                    5.300     06/01/2022          202,140
--------------------------------------------------------------------------------------------------------------------
    1,370,000   Carson Improvement Bond Act 1915                               7.375     09/02/2022        1,372,795
--------------------------------------------------------------------------------------------------------------------
    1,040,000   Carson Public Financing Authority                              5.000     09/02/2031        1,029,184
--------------------------------------------------------------------------------------------------------------------
    6,000,000   Carson Redevel. Agency                                         6.000     01/01/2035        6,277,020
--------------------------------------------------------------------------------------------------------------------
       50,000   Central CA Joint Powers Health Financing Authority
                COP (CHCC/FCHMC/SHF Obligated Group)                           6.000     02/01/2030           53,209
--------------------------------------------------------------------------------------------------------------------
    2,190,000   Chino Community Facilities District Special Tax                5.150     09/01/2036        2,193,657
--------------------------------------------------------------------------------------------------------------------
       45,000   Chino Community Facilities District Special Tax                5.950     09/01/2033           46,917
--------------------------------------------------------------------------------------------------------------------
    1,200,000   Chino Community Facilities District Special Tax                6.000     09/01/2028        1,258,056
--------------------------------------------------------------------------------------------------------------------
    1,340,000   Chino Community Facilities District Special Tax                6.000     09/01/2033        1,404,106
--------------------------------------------------------------------------------------------------------------------
       50,000   Chino Community Facilities District Special Tax No. 10         6.850     09/01/2020           53,880
--------------------------------------------------------------------------------------------------------------------
    1,000,000   Chino Community Facilities District Special Tax No. 2005-1     5.000     09/01/2023          984,220
--------------------------------------------------------------------------------------------------------------------
    1,625,000   Chino Community Facilities District Special Tax No. 2005-1     5.000     09/01/2027        1,591,655
--------------------------------------------------------------------------------------------------------------------
    5,010,000   Chino Community Facilities District Special Tax No. 2005-1     5.000     09/01/2036        4,878,688
--------------------------------------------------------------------------------------------------------------------
    7,000,000   Chino Hills COP                                                5.000     09/01/2026        7,000,910
--------------------------------------------------------------------------------------------------------------------
        5,000   Chino Valley Unified School District COP                       5.000     09/01/2026            5,167
--------------------------------------------------------------------------------------------------------------------
    2,175,000   Chowchilla Community Facilities Sales Tax District             5.000     09/01/2037        2,117,167
--------------------------------------------------------------------------------------------------------------------
    2,790,000   Chowchilla Redevel. Agency                                     5.000     08/01/2037        2,792,734
--------------------------------------------------------------------------------------------------------------------
    1,825,000   Chowchilla Redevel. Agency                                     5.000     08/01/2037        1,826,789
--------------------------------------------------------------------------------------------------------------------
    2,000,000   Chula Vista Community Facilities District
                (Otay Ranch Village Seven)                                     5.250     09/01/2026        2,020,780
--------------------------------------------------------------------------------------------------------------------
    2,670,000   Chula Vista Community Facilities District
                (Otay Ranch Village Seven)                                     5.350     09/01/2036        2,703,402
--------------------------------------------------------------------------------------------------------------------
    3,655,000   Clearlake Public Financing Authority (Highlands Park)          5.000     10/01/2036        3,781,098
--------------------------------------------------------------------------------------------------------------------
    2,525,000   Coalinga Regional Medical Center COP                           5.125     03/01/2032        2,383,474
--------------------------------------------------------------------------------------------------------------------
    1,825,000   Coalinga Regional Medical Center COP                           5.750     09/01/2024        1,866,044
--------------------------------------------------------------------------------------------------------------------
    3,040,000   Coalinga Regional Medical Center COP                           6.000     09/01/2034        3,105,330
--------------------------------------------------------------------------------------------------------------------
    2,195,000   Colton Community Facilities District Special Tax               7.500     09/01/2020        2,320,247
--------------------------------------------------------------------------------------------------------------------
    2,800,000   Commerce Community Devel. Corp. Tax Allocation                 6.000     08/01/2021        2,858,352

    PRINCIPAL                                                                                                  VALUE
       AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

CALIFORNIA Continued
$   3,970,000   Contra Costa County Public Financing Authority
                (Contra Costa Centre)                                          5.000%    08/01/2035   $    3,974,645
--------------------------------------------------------------------------------------------------------------------
       30,000   Contra Costa County Public Financing Authority
                Tax Allocation                                                 5.850     08/01/2033           31,530
--------------------------------------------------------------------------------------------------------------------
       25,000   Contra Costa Water District                                    5.000     10/01/2022           25,053
--------------------------------------------------------------------------------------------------------------------
    4,000,000   Corcoran Hospital District, Series A                           5.000     08/01/2035        4,004,320
--------------------------------------------------------------------------------------------------------------------
    2,005,000   Corona Community Facilities District (Buchanan Street)         5.150     09/01/2036        2,008,509
--------------------------------------------------------------------------------------------------------------------
    1,750,000   Corona-Norco Unified School District Community
                Facilities District No. 04-1                                   5.200     09/01/2036        1,759,363
--------------------------------------------------------------------------------------------------------------------
      500,000   Downey Community Devel. Commission Tax Allocation
                (Downey Redevel.)                                              5.125     08/01/2028          502,455
--------------------------------------------------------------------------------------------------------------------
    8,450,000   Duarte COP (Hope National Medical Center) 4                    5.250     04/01/2031        8,533,486
--------------------------------------------------------------------------------------------------------------------
    3,280,000   East Palo Alto Redevel. Agency Tax Allocation
                (University Circle Gateway)                                    6.625     10/01/2029        3,485,525
--------------------------------------------------------------------------------------------------------------------
      400,000   Eastern CA Municipal Water District                            5.125     09/01/2035          400,216
--------------------------------------------------------------------------------------------------------------------
    3,740,000   Eastern CA Municipal Water District                            5.250     09/01/2035        3,772,912
--------------------------------------------------------------------------------------------------------------------
    1,500,000   Eastern CA Municipal Water District
                (Crown Valley Village)                                         5.625     09/01/2034        1,530,390
--------------------------------------------------------------------------------------------------------------------
      200,000   Eastern CA Municipal Water District
                Community Facilities Special Tax                               5.000     09/01/2030          198,502
--------------------------------------------------------------------------------------------------------------------
      340,000   Eastern CA Municipal Water District
                Community Facilities Special Tax                               5.000     09/01/2037          333,503
--------------------------------------------------------------------------------------------------------------------
      200,000   Eastern CA Municipal Water District
                Community Facilities Special Tax                               5.100     09/01/2037          197,716
--------------------------------------------------------------------------------------------------------------------
      425,000   Eastern CA Municipal Water District
                Community Facilities Special Tax No. 2003-25                   5.000     09/01/2036          416,993
--------------------------------------------------------------------------------------------------------------------
       20,000   Eastern CA Municipal Water District
                Community Facilities Special Tax No. 2004-26                   5.000     09/01/2025           19,917
--------------------------------------------------------------------------------------------------------------------
      525,000   Eastern CA Municipal Water District
                Improvement Bond Act 1915                                      5.200     09/01/2036          527,809
--------------------------------------------------------------------------------------------------------------------
    1,725,000   Eastern CA Municipal Water District
                Improvement Bond Act 1915                                      5.500     09/02/2035        1,758,586
--------------------------------------------------------------------------------------------------------------------
    1,205,000   Eastern CA Municipal Water District
                Improvement Bond Act 1915 (Faircrest)                          5.250     09/01/2036        1,216,243
--------------------------------------------------------------------------------------------------------------------
    4,000,000   El Dorado County Special Tax                                   5.250     09/01/2035        3,991,080
--------------------------------------------------------------------------------------------------------------------
    1,900,000   El Dorado County Special Tax                                   5.350     09/01/2035        1,929,165
--------------------------------------------------------------------------------------------------------------------
    1,875,000   El Monte Public Finance Authority (Multiple Redevel.)          5.300     06/01/2038        1,884,131
--------------------------------------------------------------------------------------------------------------------
    3,500,000   Elk Grove Special Tax Community Facilities
                District No. 2005-1X                                           5.200     09/01/2027        3,509,380
--------------------------------------------------------------------------------------------------------------------
   18,000,000   Elk Grove Special Tax Community Facilities
                District No. 2005-1X                                           5.250     09/01/2037       18,034,020
--------------------------------------------------------------------------------------------------------------------
    1,400,000   Escondido Special Tax Community Facilities
                District No. 01 (Eureka)                                       5.100     09/01/2026        1,399,090

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                                  VALUE
       AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

CALIFORNIA Continued
$   2,800,000   Escondido Special Tax Community Facilities
                District No. 01 (Eureka)                                       5.150%    09/01/2036   $    2,804,900
--------------------------------------------------------------------------------------------------------------------
      700,000   Farmersville Unified School District COP                       5.000     08/01/2026          712,019
--------------------------------------------------------------------------------------------------------------------
      100,000   Fillmore Public Financing (Central City Redevel.)              5.500     06/01/2031          100,970
--------------------------------------------------------------------------------------------------------------------
      570,000   Fillmore Redevel. Agency Tax Allocation                        5.000     05/01/2014          573,038
--------------------------------------------------------------------------------------------------------------------
      760,000   Fillmore Redevel. Agency Tax Allocation                        5.000     05/01/2015          762,607
--------------------------------------------------------------------------------------------------------------------
      935,000   Fillmore Redevel. Agency Tax Allocation                        5.000     05/01/2016          937,225
--------------------------------------------------------------------------------------------------------------------
    1,080,000   Fillmore Redevel. Agency Tax Allocation                        5.000     05/01/2017        1,080,313
--------------------------------------------------------------------------------------------------------------------
    1,135,000   Fillmore Redevel. Agency Tax Allocation                        5.000     05/01/2018        1,131,640
--------------------------------------------------------------------------------------------------------------------
    4,000,000   Fillmore Redevel. Agency Tax Allocation                        5.125     05/01/2021        3,991,840
--------------------------------------------------------------------------------------------------------------------
    3,000,000   Fillmore Redevel. Agency Tax Allocation                        5.300     05/01/2023        3,022,650
--------------------------------------------------------------------------------------------------------------------
   13,000,000   Fillmore Redevel. Agency Tax Allocation                        5.375     05/01/2031       13,140,530
--------------------------------------------------------------------------------------------------------------------
    3,000,000   Folsom Public Financing Authority                              5.200     09/01/2032        3,003,360
--------------------------------------------------------------------------------------------------------------------
      625,000   Folsom Special Tax Community Facilities District No. 10        6.300     09/01/2012          668,356
--------------------------------------------------------------------------------------------------------------------
    1,000,000   Folsom Special Tax Community Facilities District No. 10        6.300     09/01/2012        1,050,020
--------------------------------------------------------------------------------------------------------------------
    3,270,000   Folsom Special Tax Community Facilities District No. 10        6.875     09/01/2019        3,533,856
--------------------------------------------------------------------------------------------------------------------
    5,230,000   Folsom Special Tax Community Facilities District No. 10        6.875     09/01/2019        5,530,254
--------------------------------------------------------------------------------------------------------------------
    2,615,000   Folsom Special Tax Community Facilities District No. 31        5.000     09/01/2026        2,581,659
--------------------------------------------------------------------------------------------------------------------
    5,195,000   Folsom Special Tax Community Facilities District No. 31        5.000     09/01/2036        5,097,126
--------------------------------------------------------------------------------------------------------------------
       10,000   Fontana Redevel. Agency (Jurupa Hills)                         5.500     10/01/2027           10,215
--------------------------------------------------------------------------------------------------------------------
   10,000,000   Foothill Eastern Transportation Corridor
                Agency Toll Road 4                                             5.877 1   01/15/2030        2,716,300
--------------------------------------------------------------------------------------------------------------------
    5,100,000   Fremont Community Facilities District (Pacific Commons)        5.375     09/01/2036        5,166,453
--------------------------------------------------------------------------------------------------------------------
       20,000   Fremont Community Facilities District (Pacific Commons)        6.250     09/01/2026           20,826
--------------------------------------------------------------------------------------------------------------------
    5,180,000   Fullerton Redevel. Agency COP                                  5.000     04/01/2034        5,189,479
--------------------------------------------------------------------------------------------------------------------
    1,675,000   Hawthorne Community Redevel. Agency Special Tax                7.200     10/01/2025        1,728,600
--------------------------------------------------------------------------------------------------------------------
    1,180,000   Hawthorne Community Redevel. Agency Special Tax                7.200     10/01/2025        1,217,760
--------------------------------------------------------------------------------------------------------------------
    1,165,000   Heber Public Utilities District (Heber Meadows)                5.300     09/01/2035        1,181,764
--------------------------------------------------------------------------------------------------------------------
      785,000   Hemet Unified School District                                  5.125     09/01/2036          784,961
--------------------------------------------------------------------------------------------------------------------
    1,505,000   Hemet Unified School District                                  5.250     09/01/2035        1,518,244
--------------------------------------------------------------------------------------------------------------------
       50,000   Hesperia Improvement Bond Act 1915                             8.500     09/02/2024           51,659
--------------------------------------------------------------------------------------------------------------------
    1,370,000   Hesperia Public Financing Authority, Tranche A                 6.250     09/01/2035        1,371,082
--------------------------------------------------------------------------------------------------------------------
    3,375,000   Hesperia Public Financing Authority, Tranche B                 6.250     09/01/2035        3,377,666
--------------------------------------------------------------------------------------------------------------------
    3,355,000   Hesperia Public Financing Authority, Tranche C                 6.250     09/01/2035        3,357,650
--------------------------------------------------------------------------------------------------------------------
    1,070,000   Hesperia Unified School District                               5.000     09/01/2030        1,047,712
--------------------------------------------------------------------------------------------------------------------
      855,000   Hesperia Unified School District                               5.000     09/01/2037          832,266
--------------------------------------------------------------------------------------------------------------------
       50,000   Hesperia Unified School District                               5.200     09/01/2035           50,248
--------------------------------------------------------------------------------------------------------------------
    1,500,000   Huntington Beach Community Facilities District
                Special Tax (Huntington Center)                                5.850     09/01/2033        1,550,940
--------------------------------------------------------------------------------------------------------------------
    3,000,000   Huntington Park Public Financing Authority, Series A 2         6.200     10/01/2025        3,064,740

    PRINCIPAL                                                                                                  VALUE
       AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

CALIFORNIA Continued
$      10,000   Imperial County COP                                            6.000%    09/01/2009   $       10,013
--------------------------------------------------------------------------------------------------------------------
      870,000   Imperial County Special Tax                                    5.000     09/01/2026          848,546
--------------------------------------------------------------------------------------------------------------------
    1,070,000   Imperial County Special Tax                                    5.000     09/01/2037        1,049,552
--------------------------------------------------------------------------------------------------------------------
    3,385,000   Imperial County Special Tax                                    5.000     09/01/2037        3,320,313
--------------------------------------------------------------------------------------------------------------------
      295,000   Imperial County Special Tax                                    5.000     09/01/2037          289,363
--------------------------------------------------------------------------------------------------------------------
    1,550,000   Imperial County Special Tax                                    5.100     09/01/2037        1,532,299
--------------------------------------------------------------------------------------------------------------------
    3,710,000   Imperial County Special Tax                                    5.125     09/01/2037        3,626,377
--------------------------------------------------------------------------------------------------------------------
    7,000,000   Independent Cities Lease Finance Authority (Caritas) 4         5.200     08/15/2045        7,040,040
--------------------------------------------------------------------------------------------------------------------
      130,000   Independent Cities Lease Finance Authority
                (El Granada Mobile Home Park)                                  6.000     05/15/2034          137,586
--------------------------------------------------------------------------------------------------------------------
    3,000,000   Independent Cities Lease Finance Authority
                (San Juan Mobile Estates)                                      5.125     05/15/2041        3,020,880
--------------------------------------------------------------------------------------------------------------------
      500,000   Independent Cities Lease Finance Authority
                (San Juan Mobile Estates)                                      5.450     05/15/2026          502,555
--------------------------------------------------------------------------------------------------------------------
    1,100,000   Independent Cities Lease Finance Authority
                (San Juan Mobile Estates)                                      5.850     05/15/2041        1,119,459
--------------------------------------------------------------------------------------------------------------------
    2,445,000   Indio Community Facilities District Special Tax                5.200     09/01/2027        2,454,095
--------------------------------------------------------------------------------------------------------------------
    2,215,000   Indio Community Facilities District Special Tax                5.250     09/01/2027        2,223,218
--------------------------------------------------------------------------------------------------------------------
    2,520,000   Indio Community Facilities District Special Tax                5.250     09/01/2036        2,533,835
--------------------------------------------------------------------------------------------------------------------
    4,095,000   Indio Community Facilities District Special Tax                5.250     09/01/2036        4,117,482
--------------------------------------------------------------------------------------------------------------------
      295,000   Indio Community Facilities District Special Tax
                (Sonora Wells)                                                 5.000     09/01/2020          295,522
--------------------------------------------------------------------------------------------------------------------
      310,000   Indio Community Facilities District Special Tax
                (Sonora Wells)                                                 5.000     09/01/2021          308,593
--------------------------------------------------------------------------------------------------------------------
      645,000   Indio Community Facilities District Special Tax
                (Sonora Wells)                                                 5.050     09/01/2026          640,679
--------------------------------------------------------------------------------------------------------------------
    2,885,000   Indio Community Facilities District Special Tax
                (Sonora Wells)                                                 5.125     09/01/2036        2,884,856
--------------------------------------------------------------------------------------------------------------------
    2,000,000   Indio Improvement Bond Act 1915 Assessment
                District No. 2003-03                                           6.125     09/02/2029        2,131,020
--------------------------------------------------------------------------------------------------------------------
       25,000   Indio Improvement Bond Act 1915 Assessment
                District No. 2003-5 (Sunburst)                                 5.875     09/02/2029           26,162
--------------------------------------------------------------------------------------------------------------------
    2,820,000   Indio Improvement Bond Act 1915 Assessment
                District No. 2004-03                                           5.500     09/02/2030        2,906,828
--------------------------------------------------------------------------------------------------------------------
    2,000,000   Indio Public Financing Authority                               6.100     09/02/2029        2,149,460
--------------------------------------------------------------------------------------------------------------------
    4,250,000   Indio Redevel. Agency Tax, Series B                            6.500     08/15/2034        4,601,985
--------------------------------------------------------------------------------------------------------------------
      305,000   Industry COP 4                                                 5.300     08/01/2019          316,151
--------------------------------------------------------------------------------------------------------------------
       10,000   Irvine Improvement Bond Act 1915                               5.625     09/02/2024           10,303
--------------------------------------------------------------------------------------------------------------------
    1,500,000   Jurupa Community Services District Special Tax                 5.000     09/01/2036        1,471,740
--------------------------------------------------------------------------------------------------------------------
    2,000,000   Jurupa Community Services District Special Tax                 5.000     09/01/2036        1,962,320
--------------------------------------------------------------------------------------------------------------------
    1,540,000   Jurupa Unified School District                                 5.450     09/01/2035        1,568,629
--------------------------------------------------------------------------------------------------------------------
        5,000   King Community Devel. Agency (King City Redevel.)              6.400     09/01/2009            4,986

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                                  VALUE
       AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

CALIFORNIA Continued
$      50,000   King Community Devel. Agency (King City Redevel.)              6.750%    09/01/2016   $       50,103
--------------------------------------------------------------------------------------------------------------------
       30,000   Kingsburg Public Financing Authority                           8.000     09/15/2021           30,064
--------------------------------------------------------------------------------------------------------------------
    4,500,000   La Verne COP (Bethren Hillcrest Homes) 4                       6.625     02/15/2025        4,850,190
--------------------------------------------------------------------------------------------------------------------
    1,300,000   Laguna Beach Improvement Bond Act 1915
                Underground Utility Assessment No. 06-1                        5.500     09/02/2022        1,271,920
--------------------------------------------------------------------------------------------------------------------
      846,000   Lake Berryessa Resort Improvement District 9                   5.250     09/02/2017          845,628
--------------------------------------------------------------------------------------------------------------------
    1,440,000   Lake Berryessa Resort Improvement District 9                   5.250     09/02/2027        1,443,787
--------------------------------------------------------------------------------------------------------------------
    2,470,000   Lake Berryessa Resort Improvement District 9                   5.550     09/02/2037        2,475,360
--------------------------------------------------------------------------------------------------------------------
    2,020,000   Lake Elsinore Community Facilities District
                No. 2006-2 Special Tax (Viscaya)                               5.400     09/01/2036        2,052,562
--------------------------------------------------------------------------------------------------------------------
    1,665,000   Lake Elsinore Public Financing Authority, Series F             7.100     09/01/2020        1,701,946
--------------------------------------------------------------------------------------------------------------------
    1,325,000   Lake Elsinore Special Tax                                      5.150     09/01/2036        1,310,160
--------------------------------------------------------------------------------------------------------------------
      980,000   Lake Elsinore Special Tax                                      5.200     09/01/2026          982,548
--------------------------------------------------------------------------------------------------------------------
      920,000   Lake Elsinore Special Tax                                      5.200     09/01/2026          919,402
--------------------------------------------------------------------------------------------------------------------
    2,800,000   Lake Elsinore Special Tax                                      5.250     09/01/2037        2,789,360
--------------------------------------------------------------------------------------------------------------------
    1,100,000   Lake Elsinore Special Tax                                      5.350     09/01/2036        1,107,997
--------------------------------------------------------------------------------------------------------------------
    1,210,000   Lake Elsinore Special Tax                                      5.350     09/01/2036        1,218,797
--------------------------------------------------------------------------------------------------------------------
    2,000,000   Lake Elsinore Special Tax                                      5.450     09/01/2036        2,026,260
--------------------------------------------------------------------------------------------------------------------
    1,170,000   Lake Elsinore Unified School District                          5.000     09/01/2037        1,147,641
--------------------------------------------------------------------------------------------------------------------
    3,430,000   Lake Elsinore Unified School District                          5.350     09/01/2035        3,477,231
--------------------------------------------------------------------------------------------------------------------
    1,220,000   Lake Elsinore Unified School District                          5.350     09/01/2035        1,236,799
--------------------------------------------------------------------------------------------------------------------
    2,435,000   Lake Elsinore Unified School District                          5.400     09/01/2035        2,485,210
--------------------------------------------------------------------------------------------------------------------
    1,800,000   Lathrop Financing Authority (Water Supply)                     6.000     06/01/2035        1,881,162
--------------------------------------------------------------------------------------------------------------------
    3,430,000   Lathrop Improvement Bond Act 1915 (Mossdale Village)           5.100     09/02/2035        3,422,214
--------------------------------------------------------------------------------------------------------------------
       50,000   Lathrop Improvement Bond Act 1915 (Mossdale Village)           6.000     09/02/2022           51,523
--------------------------------------------------------------------------------------------------------------------
       20,000   Lathrop Improvement Bond Act 1915 (Mossdale Village)           6.125     09/02/2028           20,623
--------------------------------------------------------------------------------------------------------------------
       30,000   Lathrop Improvement Bond Act 1915 (Mossdale Village)           6.125     09/02/2033           30,920
--------------------------------------------------------------------------------------------------------------------
    4,490,000   Lathrop Special Tax Community Facilities District No. 03-2     7.000     09/01/2033        4,630,492
--------------------------------------------------------------------------------------------------------------------
      475,000   Lathrop Special Tax Community Facilities District No. 06-1     5.000     09/01/2015          479,855
--------------------------------------------------------------------------------------------------------------------
      445,000   Lathrop Special Tax Community Facilities District No. 06-1     5.000     09/01/2016          447,728
--------------------------------------------------------------------------------------------------------------------
      670,000   Lathrop Special Tax Community Facilities District No. 06-1     5.125     09/01/2017          679,688
--------------------------------------------------------------------------------------------------------------------
      800,000   Lathrop Special Tax Community Facilities District No. 06-1     5.125     09/01/2018          810,112
--------------------------------------------------------------------------------------------------------------------
    1,015,000   Lathrop Special Tax Community Facilities District No. 06-1     5.200     09/01/2019        1,030,743
--------------------------------------------------------------------------------------------------------------------
      505,000   Lathrop Special Tax Community Facilities District No. 06-1     5.250     09/01/2021          510,611
--------------------------------------------------------------------------------------------------------------------
    2,680,000   Lathrop Special Tax Community Facilities District No. 06-1     5.300     09/01/2026        2,698,117
--------------------------------------------------------------------------------------------------------------------
   15,305,000   Lathrop Special Tax Community Facilities District No. 06-1     5.375     09/01/2036       15,413,512
--------------------------------------------------------------------------------------------------------------------
      110,000   Lee Lake Water District Community Facilities
                District No. 1 (Sycamore Creek)                                6.000     09/01/2033          116,673
--------------------------------------------------------------------------------------------------------------------
      635,000   Lincoln Special Tax                                            5.000     09/01/2026          630,726
--------------------------------------------------------------------------------------------------------------------
    1,315,000   Lincoln Special Tax                                            5.000     09/01/2036        1,290,225

    PRINCIPAL                                                                                                  VALUE
       AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

CALIFORNIA Continued
$   1,305,000   Lindsay Redevel. Agency                                        5.000%    08/01/2025   $    1,320,869
--------------------------------------------------------------------------------------------------------------------
    2,290,000   Lindsay Redevel. Agency                                        5.000     08/01/2035        2,292,244
--------------------------------------------------------------------------------------------------------------------
    2,000,000   Lindsay Redevel. Agency                                        5.000     08/01/2037        2,008,600
--------------------------------------------------------------------------------------------------------------------
       25,000   Loma Linda Collateralized Loan (Redlands)                      7.375     06/01/2009           25,686
--------------------------------------------------------------------------------------------------------------------
       25,000   Long Beach Bond Finance Authority
                (Aquarium of the South Pacific)                                5.000     11/01/2026           25,837
--------------------------------------------------------------------------------------------------------------------
      150,000   Long Beach Special Tax (Towne Center)                          6.875     10/01/2025          151,977
--------------------------------------------------------------------------------------------------------------------
   10,165,000   Long Beach Special Tax Community Facilities
                District No. 7 (Douglas Park)                                  5.250     09/01/2037       10,050,847
--------------------------------------------------------------------------------------------------------------------
      135,000   Los Angeles Community Redevel. Agency
                (Angelus Plaza)                                                6.400     07/01/2023          137,723
--------------------------------------------------------------------------------------------------------------------
    1,675,000   Los Angeles Community Redevel. Agency
                (Grand Central Square)                                         5.000     12/01/2026        1,684,966
--------------------------------------------------------------------------------------------------------------------
    4,700,000   Los Angeles Community Redevel. Agency
                (Manchester Social Services)                                   5.000     09/01/2030        4,820,743
--------------------------------------------------------------------------------------------------------------------
      200,000   Los Angeles Dept. of Water & Power, Series A                   5.125     07/01/2041          204,256
--------------------------------------------------------------------------------------------------------------------
   17,585,000   Los Angeles Harbor Dept., Series A 6                           5.000     08/01/2025       18,187,448
--------------------------------------------------------------------------------------------------------------------
   18,495,000   Los Angeles Harbor Dept., Series A 6                           5.000     08/01/2026       19,095,972
--------------------------------------------------------------------------------------------------------------------
    5,230,000   Los Angeles Hsg. (Park Plaza) 4                                5.500     01/20/2043        5,394,693
--------------------------------------------------------------------------------------------------------------------
    5,530,000   Los Angeles Hsg. Authority 4                                   5.000     06/01/2033        5,544,544
--------------------------------------------------------------------------------------------------------------------
    5,370,000   Los Angeles Hsg. Authority 4                                   5.000     06/01/2037        5,375,853
--------------------------------------------------------------------------------------------------------------------
    1,500,000   Los Angeles IDA (Santee Court Parking Facility)                5.000     12/01/2020        1,519,275
--------------------------------------------------------------------------------------------------------------------
    1,100,000   Los Angeles IDA (Santee Court Parking Facility)                5.000     12/01/2027        1,105,885
--------------------------------------------------------------------------------------------------------------------
       25,000   Los Angeles Regional Airports Improvement Corp.
                (United Airlines) 7,10                                         8.800     11/15/2021           24,988
--------------------------------------------------------------------------------------------------------------------
    5,000,000   Los Angeles Unified School District 6                          5.625     07/01/2015        5,265,775
--------------------------------------------------------------------------------------------------------------------
    5,000,000   Los Angeles Unified School District 6                          5.625     07/01/2016        5,265,775
--------------------------------------------------------------------------------------------------------------------
    3,000,000   Los Angeles Unified School District 6                          5.625     07/01/2017        3,159,465
--------------------------------------------------------------------------------------------------------------------
    9,500,000   Los Angeles Water & Power System 6                             5.000     07/01/2024        9,598,943
--------------------------------------------------------------------------------------------------------------------
       25,000   Los Banos COP 2                                                6.000     12/01/2019           25,021
--------------------------------------------------------------------------------------------------------------------
       15,000   Los Gatos Union School District                                5.000     08/01/2024           15,471
--------------------------------------------------------------------------------------------------------------------
       65,000   M-S-R Public Power Agency (San Juan)                           6.000     07/01/2022           71,311
--------------------------------------------------------------------------------------------------------------------
      135,000   Madera County COP (Valley Children's Hospital)                 5.750     03/15/2028          135,284
--------------------------------------------------------------------------------------------------------------------
      925,000   Madera Special Tax                                             5.000     09/01/2036          900,756
--------------------------------------------------------------------------------------------------------------------
       50,000   Marina Community Facilities District Special Tax               6.250     09/01/2023           51,560
--------------------------------------------------------------------------------------------------------------------
    4,575,000   Maywood Community Devel. Commission
                (Maywood Redevel.)                                             5.000     08/01/2032        4,589,366
--------------------------------------------------------------------------------------------------------------------
      100,000   Mendocino Coast Healthcare District                            5.875     02/01/2020          100,739
--------------------------------------------------------------------------------------------------------------------
    1,375,000   Mendota Joint Powers Financing Authority Wastewater 4          5.150     07/01/2035        1,378,355
--------------------------------------------------------------------------------------------------------------------
      610,000   Menifee Union School District Special Tax                      5.000     09/01/2026          598,575
--------------------------------------------------------------------------------------------------------------------
    3,520,000   Menifee Union School District Special Tax                      5.000     09/01/2036        3,453,683

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                                  VALUE
       AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

CALIFORNIA Continued
$     915,000   Menifee Union School District Special Tax                      5.200%    09/01/2030   $      922,778
--------------------------------------------------------------------------------------------------------------------
      400,000   Menifee Union School District Special Tax                      5.200     09/01/2035          401,980
--------------------------------------------------------------------------------------------------------------------
      500,000   Menifee Union School District Special Tax                      5.250     09/01/2035          503,945
--------------------------------------------------------------------------------------------------------------------
    1,010,000   Menifee Union School District Special Tax                      5.250     09/01/2036        1,018,221
--------------------------------------------------------------------------------------------------------------------
      690,000   Menifee Union School District Special Tax                      5.500     09/01/2034          703,904
--------------------------------------------------------------------------------------------------------------------
      385,000   Menifee Union School District Special Tax                      5.500     09/01/2034          392,758
--------------------------------------------------------------------------------------------------------------------
   13,000,000   Merced Irrigation District 6                                   5.250     09/01/2036       13,694,590
--------------------------------------------------------------------------------------------------------------------
    2,930,000   Merced Special Tax                                             5.000     09/01/2036        2,874,799
--------------------------------------------------------------------------------------------------------------------
      500,000   Merced Special Tax                                             5.100     09/01/2035          495,190
--------------------------------------------------------------------------------------------------------------------
       25,000   Metropolitan Water District of Southern CA, Series A           5.000     07/01/2037           25,297
--------------------------------------------------------------------------------------------------------------------
    1,785,000   Mission Springs Water District                                 5.200     09/02/2032        1,797,709
--------------------------------------------------------------------------------------------------------------------
       25,000   Mission Viejo Community Devel.
                (City Hall Construction/Library)                               5.000     05/01/2028           25,481
--------------------------------------------------------------------------------------------------------------------
       50,000   Modesto Health Facility (Sutter Health/Alta Bates
                Medical Center/Berkeley Long-Term Care Company
                Obligated Group)                                               5.250     06/01/2021           51,038
--------------------------------------------------------------------------------------------------------------------
   22,500,000   Modesto Irrigation District (Domestic Water) 6                 4.210 8   09/01/2037       22,421,250
--------------------------------------------------------------------------------------------------------------------
      445,000   Modesto Irrigation District COP 4                              5.300     07/01/2022          445,490
--------------------------------------------------------------------------------------------------------------------
       15,000   Modesto Multifamily Hsg. (Valley Oak)                          5.450     05/01/2028           15,265
--------------------------------------------------------------------------------------------------------------------
    3,000,000   Modesto Special Tax Community Facilities District No. 4        5.150     09/01/2036        2,988,660
--------------------------------------------------------------------------------------------------------------------
    4,250,000   Moorpark Community Facilities District No. 2004-1
                (Moorpark Highlands)                                           5.300     09/01/2038        4,300,193
--------------------------------------------------------------------------------------------------------------------
    1,250,000   Moreno Valley Special Tax Community
                Facilities District No. 5                                      5.000     09/01/2037        1,226,113
--------------------------------------------------------------------------------------------------------------------
      815,000   Moreno Valley Unified School District
                Community Facilities District                                  5.000     09/01/2036          799,645
--------------------------------------------------------------------------------------------------------------------
    1,475,000   Moreno Valley Unified School District
                Community Facilities District                                  5.150     09/01/2035        1,471,667
--------------------------------------------------------------------------------------------------------------------
      680,000   Moreno Valley Unified School District
                Community Facilities District                                  5.200     09/01/2036          683,475
--------------------------------------------------------------------------------------------------------------------
      100,000   Mountain View Los Altos Union High School
                District COP 4                                                 5.250     08/01/2040          100,596
--------------------------------------------------------------------------------------------------------------------
      700,000   Murrieta Community Facilities District Special Tax
                (Bremerton)                                                    5.625     09/01/2034          726,831
--------------------------------------------------------------------------------------------------------------------
    1,810,000   Murrieta Community Facilities District Special Tax
                (Creekside Village)                                            5.200     09/01/2035        1,849,187
--------------------------------------------------------------------------------------------------------------------
      240,000   Murrieta Community Facilities District Special Tax
                (Meadowlane/Amberwalk)                                         5.125     09/01/2035          240,058
--------------------------------------------------------------------------------------------------------------------
      875,000   Murrieta Community Facilities District Special Tax
                (Murrieta Fields)                                              5.250     09/01/2035          880,189
--------------------------------------------------------------------------------------------------------------------
    2,500,000   Murrieta Community Facilities District Special Tax
                (Murrieta Springs)                                             5.500     09/01/2034        2,535,875

    PRINCIPAL                                                                                                  VALUE
       AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

CALIFORNIA Continued
$      25,000   Murrieta Valley Unified School District Special Tax            5.250%    09/01/2037   $       25,183
--------------------------------------------------------------------------------------------------------------------
      370,000   Murrieta Valley Unified School District Special Tax            5.375     09/01/2026          375,828
--------------------------------------------------------------------------------------------------------------------
      680,000   Murrieta Valley Unified School District Special Tax            5.450     09/01/2038          692,893
--------------------------------------------------------------------------------------------------------------------
       25,000   Murrieta Water Public Financing Authority                      6.600     10/01/2016           25,095
--------------------------------------------------------------------------------------------------------------------
    1,020,000   Napa-Vallejo Waste Management Authority
                (Solid Waste Transfer Facility)                                5.300     02/15/2012        1,040,288
--------------------------------------------------------------------------------------------------------------------
   15,000,000   Northern CA Gas Authority 6                                    4.311 8   07/01/2027       14,700,000
--------------------------------------------------------------------------------------------------------------------
       40,000   Northern CA Gas Authority                                      4.191 8   07/01/2017           39,400
--------------------------------------------------------------------------------------------------------------------
      300,000   Northern CA Power Agency (Hydroelectric)                       5.000     07/01/2028          305,271
--------------------------------------------------------------------------------------------------------------------
    1,025,000   Northern CA Power Agency (Hydroelectric) 4                     5.125     07/01/2023        1,044,434
--------------------------------------------------------------------------------------------------------------------
   23,675,000   Northern CA Tobacco Securitization Authority (TASC) 4          5.500     06/01/2045       23,542,183
--------------------------------------------------------------------------------------------------------------------
  157,335,000   Northern CA Tobacco Securitization Authority (TASC) 4          6.700 1   06/01/2045       13,425,396
--------------------------------------------------------------------------------------------------------------------
    5,000,000   Northstar Community Services District 4                        5.000     09/01/2037        4,980,500
--------------------------------------------------------------------------------------------------------------------
    6,000,000   Northstar Community Services District 4                        5.550     09/01/2036        6,123,360
--------------------------------------------------------------------------------------------------------------------
      900,000   Oakley Public Finance Authority                                5.200     09/02/2026          910,170
--------------------------------------------------------------------------------------------------------------------
    4,445,000   Oakley Public Finance Authority                                5.250     09/02/2036        4,488,117
--------------------------------------------------------------------------------------------------------------------
    4,060,000   Orange Unified School District 4                               5.375     09/01/2036        4,126,300
--------------------------------------------------------------------------------------------------------------------
       30,000   Oxnard School District                                         5.000     08/01/2031           30,648
--------------------------------------------------------------------------------------------------------------------
    1,555,000   Palm Desert Financing Authority 4                              5.000 1   08/01/2014        1,113,380
--------------------------------------------------------------------------------------------------------------------
      440,000   Palm Desert Financing Authority                                5.050 1   08/01/2015          299,746
--------------------------------------------------------------------------------------------------------------------
      390,000   Palm Desert Financing Authority                                5.100 1   08/01/2016          251,687
--------------------------------------------------------------------------------------------------------------------
      230,000   Palm Desert Financing Authority                                5.650 1   04/01/2018          131,726
--------------------------------------------------------------------------------------------------------------------
    1,020,000   Palm Desert Financing Authority                                5.650 1   08/01/2018          574,046
--------------------------------------------------------------------------------------------------------------------
      265,000   Palm Desert Financing Authority                                5.750 1   04/01/2019          141,229
--------------------------------------------------------------------------------------------------------------------
    1,165,000   Palm Desert Financing Authority                                5.750 1   08/01/2019          610,006
--------------------------------------------------------------------------------------------------------------------
      305,000   Palm Desert Financing Authority                                5.850 1   04/01/2020          151,966
--------------------------------------------------------------------------------------------------------------------
    1,310,000   Palm Desert Financing Authority                                5.850 1   08/01/2020          641,114
--------------------------------------------------------------------------------------------------------------------
      340,000   Palm Desert Financing Authority                                5.950 1   04/01/2021          157,668
--------------------------------------------------------------------------------------------------------------------
    1,450,000   Palm Desert Financing Authority                                5.950 1   08/01/2021          660,229
--------------------------------------------------------------------------------------------------------------------
      380,000   Palm Desert Financing Authority                                6.000 1   04/01/2022          164,445
--------------------------------------------------------------------------------------------------------------------
    1,605,000   Palm Desert Financing Authority                                6.000 1   08/01/2022          681,788
--------------------------------------------------------------------------------------------------------------------
      395,000   Palm Desert Financing Authority                                6.010 1   04/01/2023          161,148
--------------------------------------------------------------------------------------------------------------------
    1,755,000   Palm Desert Financing Authority                                6.010 1   08/01/2023          702,842
--------------------------------------------------------------------------------------------------------------------
      410,000   Palm Desert Financing Authority                                6.020 1   04/01/2024          157,661
--------------------------------------------------------------------------------------------------------------------
    1,910,000   Palm Desert Financing Authority                                6.020 1   08/01/2024          721,006
--------------------------------------------------------------------------------------------------------------------
      430,000   Palm Desert Financing Authority                                6.030 1   04/01/2025          155,170
--------------------------------------------------------------------------------------------------------------------
    2,070,000   Palm Desert Financing Authority                                6.030 1   08/01/2025          733,194
--------------------------------------------------------------------------------------------------------------------
      445,000   Palm Desert Financing Authority                                6.040 1   04/01/2026          150,793
--------------------------------------------------------------------------------------------------------------------
    2,235,000   Palm Desert Financing Authority                                6.040 1   08/01/2026          743,294
--------------------------------------------------------------------------------------------------------------------
      465,000   Palm Desert Financing Authority                                6.050 1   04/01/2027          148,186

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                                  VALUE
       AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

CALIFORNIA Continued
$   1,400,000   Palm Desert Financing Authority                                6.050% 1  08/01/2027   $      437,850
--------------------------------------------------------------------------------------------------------------------
      480,000   Palm Desert Financing Authority                                6.060 1   04/01/2028          143,462
--------------------------------------------------------------------------------------------------------------------
    1,415,000   Palm Desert Financing Authority                                6.060 1   08/01/2028          414,991
--------------------------------------------------------------------------------------------------------------------
      500,000   Palm Desert Financing Authority                                6.070 1   04/01/2029          140,485
--------------------------------------------------------------------------------------------------------------------
    1,370,000   Palm Desert Financing Authority 4                              6.070 1   08/01/2029          377,709
--------------------------------------------------------------------------------------------------------------------
      520,000   Palm Desert Financing Authority                                6.080 1   04/01/2030          137,436
--------------------------------------------------------------------------------------------------------------------
    1,430,000   Palm Desert Financing Authority 4                              6.080 1   08/01/2030          370,871
--------------------------------------------------------------------------------------------------------------------
      540,000   Palm Desert Financing Authority                                6.090 1   04/01/2031          134,228
--------------------------------------------------------------------------------------------------------------------
    1,495,000   Palm Desert Financing Authority 4                              6.090 1   08/01/2031          364,645
--------------------------------------------------------------------------------------------------------------------
      560,000   Palm Desert Financing Authority                                6.100 1   04/01/2032          130,782
--------------------------------------------------------------------------------------------------------------------
    1,560,000   Palm Desert Financing Authority 4                              6.100 1   08/01/2032          357,474
--------------------------------------------------------------------------------------------------------------------
      580,000   Palm Desert Financing Authority                                6.100 1   04/01/2033          127,554
--------------------------------------------------------------------------------------------------------------------
    1,625,000   Palm Desert Financing Authority 4                              6.100 1   08/01/2033          350,659
--------------------------------------------------------------------------------------------------------------------
      590,000   Palm Desert Financing Authority                                6.100 1   04/01/2034          122,183
--------------------------------------------------------------------------------------------------------------------
    1,705,000   Palm Desert Financing Authority 4                              6.100 1   08/01/2034          346,456
--------------------------------------------------------------------------------------------------------------------
    2,075,000   Palm Desert Financing Authority 4                              6.100 1   08/01/2035          396,719
--------------------------------------------------------------------------------------------------------------------
    3,000,000   Palm Desert Special Tax Community Facilities
                District No. 2005-1                                            5.150     09/01/2027        2,921,160
--------------------------------------------------------------------------------------------------------------------
    9,000,000   Palm Desert Special Tax Community Facilities
                District No. 2005-1                                            5.200     09/01/2037        8,700,840
--------------------------------------------------------------------------------------------------------------------
    2,335,000   Palm Desert Special Tax Community Facilities
                District No. 2005-1-A                                          5.250     09/01/2026        2,342,425
--------------------------------------------------------------------------------------------------------------------
    6,000,000   Palm Desert Special Tax Community Facilities
                District No. 2005-1-A                                          5.450     09/01/2032        6,113,760
--------------------------------------------------------------------------------------------------------------------
    8,000,000   Palm Desert Special Tax Community Facilities
                District No. 2005-1-A                                          5.500     09/01/2036        8,157,120
--------------------------------------------------------------------------------------------------------------------
      500,000   Palm Springs Airport Passenger Facilities
                (Palm Springs International Airport) 4                         5.450     07/01/2020          506,845
--------------------------------------------------------------------------------------------------------------------
    2,685,000   Palm Springs Airport Passenger Facilities
                (Palm Springs International Airport) 4                         5.550     07/01/2028        2,709,487
--------------------------------------------------------------------------------------------------------------------
       20,000   Palm Springs Financing Authority
                (Palm Springs Regional Airport)                                5.250     01/01/2028           20,316
--------------------------------------------------------------------------------------------------------------------
       10,000   Palm Springs Improvement Bond Act 1915                         5.550     09/02/2023           10,270
--------------------------------------------------------------------------------------------------------------------
      100,000   Palmdale Community Facilities District Special Tax             5.400     09/01/2035          102,045
--------------------------------------------------------------------------------------------------------------------
    5,765,000   Palmdale Community Facilities District Special Tax             6.250     09/01/2035        6,124,736
--------------------------------------------------------------------------------------------------------------------
       20,000   Palo Alto Improvement Bond Act 1915
                (University Ave. Area)                                         5.750     09/02/2022           20,419
--------------------------------------------------------------------------------------------------------------------
      120,000   Perris Community Facilities District (May Farms)               5.150     09/01/2035          120,323
--------------------------------------------------------------------------------------------------------------------
    1,390,000   Perris Community Facilities District Special Tax               5.300     09/01/2035        1,410,002
--------------------------------------------------------------------------------------------------------------------
    2,115,000   Perris Community Facilities District Special Tax               5.300     09/01/2035        2,137,905
--------------------------------------------------------------------------------------------------------------------
    2,085,000   Perris Community Facilities District Special Tax
                (Amber Oaks)                                                   6.000     09/01/2034        2,222,297

    PRINCIPAL                                                                                                  VALUE
       AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

CALIFORNIA Continued
$   2,500,000   Perris Community Facilities District Special Tax
                (Chaparral Ridge)                                              6.250%    09/01/2033   $    2,692,925
--------------------------------------------------------------------------------------------------------------------
    1,310,000   Perris Community Facilities District Special Tax, Series A     5.750     09/01/2035        1,371,714
--------------------------------------------------------------------------------------------------------------------
    3,605,000   Perris Community Facilities District Special Tax, Series B     6.000     09/01/2034        3,842,389
--------------------------------------------------------------------------------------------------------------------
    4,350,000   Perris Public Financing Authority                              5.350     10/01/2036        4,407,768
--------------------------------------------------------------------------------------------------------------------
       10,000   Perris Public Financing Authority, Series A                    6.000     09/01/2023           10,675
--------------------------------------------------------------------------------------------------------------------
       80,000   Perris Public Financing Authority, Series A                    6.125     09/01/2034           86,337
--------------------------------------------------------------------------------------------------------------------
    1,250,000   Perris Public Financing Authority, Series A                    6.250     09/01/2033        1,346,463
--------------------------------------------------------------------------------------------------------------------
       95,000   Pittsburg Infrastructure Financing Authority, Series A         5.600     09/02/2024           97,662
--------------------------------------------------------------------------------------------------------------------
       25,000   Pleasant Hill Community Facilities District Special Tax        6.000     09/01/2032           25,922
--------------------------------------------------------------------------------------------------------------------
    1,275,000   Plumas Elementary School District Community
                Facilities District No. 2                                      5.625     06/01/2037        1,249,602
--------------------------------------------------------------------------------------------------------------------
    1,220,000   Plumas Elementary School District COP                          5.200     06/01/2027        1,225,807
--------------------------------------------------------------------------------------------------------------------
    2,620,000   Plumas Elementary School District COP                          5.250     06/01/2037        2,628,332
--------------------------------------------------------------------------------------------------------------------
      500,000   Pomona (Single Family Mtg.), Series B                          7.500     08/01/2023          637,845
--------------------------------------------------------------------------------------------------------------------
    1,155,000   Pomona Public Financing Authority                              5.000     02/01/2026        1,140,597
--------------------------------------------------------------------------------------------------------------------
   10,640,000   Port of Oakland, Series G 6                                    5.375     11/01/2025       10,878,283
--------------------------------------------------------------------------------------------------------------------
    5,000,000   Port of Oakland, Series K 6                                    5.750     11/01/2015        5,203,550
--------------------------------------------------------------------------------------------------------------------
    5,000,000   Port of Oakland, Series K 6                                    5.875     11/01/2017        5,219,625
--------------------------------------------------------------------------------------------------------------------
   20,100,000   Port of Oakland, Series L 6                                    5.000     11/01/2032       20,394,867
--------------------------------------------------------------------------------------------------------------------
       25,000   Port of Oakland, Series L 4                                    5.000     11/01/2023           25,519
--------------------------------------------------------------------------------------------------------------------
      400,000   Port of Oakland, Series L 4                                    5.000     11/01/2032          405,868
--------------------------------------------------------------------------------------------------------------------
    9,720,000   Port of Oakland, Series N 6                                    5.000     11/01/2022        9,935,201
--------------------------------------------------------------------------------------------------------------------
      750,000   Poway Hsg. (Poinsetta Mobile Home Park) 4                      5.000     05/01/2023          758,588
--------------------------------------------------------------------------------------------------------------------
    7,500,000   Poway Unified School District Special Tax
                Community Facilities District No. 14                           5.250     09/01/2036        7,567,050
--------------------------------------------------------------------------------------------------------------------
    5,250,000   Poway Unified School District Special Tax
                Community Facilities District No. 14                           5.250     09/01/2036        5,296,935
--------------------------------------------------------------------------------------------------------------------
    3,000,000   Ramona Unified School District COP                             0.000 5   05/01/2032        2,404,290
--------------------------------------------------------------------------------------------------------------------
    2,000,000   Rancho Cordova Community Facilities District
                Special Tax (Sunridge Anatolia)                                6.000     09/01/2028        2,045,760
--------------------------------------------------------------------------------------------------------------------
       25,000   Rancho Cordova Community Facilities District
                Special Tax (Sunridge Anatolia)                                6.000     09/01/2033           25,569
--------------------------------------------------------------------------------------------------------------------
       20,000   Rancho Cordova Community Facilities District
                Special Tax (Sunridge Anatolia)                                6.100     09/01/2037           20,451
--------------------------------------------------------------------------------------------------------------------
      600,000   Rancho Cucamonga Community Facilities District
                Special Tax (Amador)                                           5.000     09/01/2027          591,378
--------------------------------------------------------------------------------------------------------------------
    1,260,000   Rancho Cucamonga Community Facilities District
                Special Tax (Amador)                                           5.000     09/01/2037        1,235,921
--------------------------------------------------------------------------------------------------------------------
   13,585,000   Rancho Cucamonga Community Facilities District
                Special Tax (Etiwanda)                                         5.375     09/01/2036       13,828,579

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                                  VALUE
       AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

CALIFORNIA Continued
$     570,000   Rancho Cucamonga Community Facilities District
                Special Tax (Vintners)                                         5.000%    09/01/2027   $      561,809
--------------------------------------------------------------------------------------------------------------------
    1,120,000   Rancho Cucamonga Community Facilities District
                Special Tax (Vintners)                                         5.000     09/01/2037        1,098,597
--------------------------------------------------------------------------------------------------------------------
    2,400,000   Rancho Cucamonga Community Facilities District
                Special Tax (Vintners)                                         5.375     09/01/2036        2,443,032
--------------------------------------------------------------------------------------------------------------------
       25,000   Rancho Mirage Improvement Bond Act 1915                        5.750     09/02/2026           25,567
--------------------------------------------------------------------------------------------------------------------
       20,000   Rancho Santa Fe Community Services District Special Tax        6.600     09/01/2023           20,921
--------------------------------------------------------------------------------------------------------------------
    2,575,000   Redding Electric System COP RIBS 4                             8.812 3   07/08/2022        3,440,226
--------------------------------------------------------------------------------------------------------------------
       10,000   Redding Improvement Bond Act 1915
                (Tierra Oaks Assessment District 1993-1)                       7.000     09/02/2012            9,939
--------------------------------------------------------------------------------------------------------------------
      500,000   Rialto Special Tax Community Facilities District No. 2006-1    5.250     09/01/2026          505,195
--------------------------------------------------------------------------------------------------------------------
    1,490,000   Rialto Special Tax Community Facilities District No. 2006-1    5.350     09/01/2036        1,514,034
--------------------------------------------------------------------------------------------------------------------
       25,000   Richgrove School District                                      6.375     07/01/2018           25,155
--------------------------------------------------------------------------------------------------------------------
    2,660,000   Richmond Joint Powers Financing Authority
                (Westridge Hilltop Apartments) 4                               5.000     12/15/2026        2,632,176
--------------------------------------------------------------------------------------------------------------------
    2,165,000   Richmond Joint Powers Financing Authority
                (Westridge Hilltop Apartments) 4                               5.000     12/15/2033        2,119,838
--------------------------------------------------------------------------------------------------------------------
    5,000,000   Rio Elementary School District                                 5.200     09/01/2035        5,010,050
--------------------------------------------------------------------------------------------------------------------
    7,780,000   Rio Vista Community Facilities District Special Tax No. 1      5.125     09/01/2036        7,664,000
--------------------------------------------------------------------------------------------------------------------
   15,445,000   River Islands Public Financing Authority                       5.200     09/01/2037       15,043,430
--------------------------------------------------------------------------------------------------------------------
      100,000   River Islands Public Financing Authority                       6.000     09/01/2027          101,976
--------------------------------------------------------------------------------------------------------------------
       25,000   River Islands Public Financing Authority                       6.000     09/01/2035           25,565
--------------------------------------------------------------------------------------------------------------------
      700,000   Riverbank Redevel. Agency (Riverbank Reinvestment)             5.000     08/01/2032          686,777
--------------------------------------------------------------------------------------------------------------------
    3,545,000   Riverbank Redevel. Agency (Riverbank Reinvestment)             5.000     08/01/2037        3,477,468
--------------------------------------------------------------------------------------------------------------------
      890,000   Riverbank Redevel. Agency (Riverbank Reinvestment)             5.000     08/01/2037          873,046
--------------------------------------------------------------------------------------------------------------------
       25,000   Riverside County Community Facilities District Special Tax     5.600     09/01/2019           25,619
--------------------------------------------------------------------------------------------------------------------
   17,500,000   Riverside County Public Financing Authority 4                  5.000     10/01/2035       18,001,025
--------------------------------------------------------------------------------------------------------------------
    1,500,000   Riverside Improvement Bond Act 1915
                (Hunter Park Assessment District)                              5.200     09/02/2036        1,503,060
--------------------------------------------------------------------------------------------------------------------
      335,000   Riverside Improvement Bond Act 1915
                (Sycamore Canyon Assessment District)                          8.500     09/02/2012          336,008
--------------------------------------------------------------------------------------------------------------------
    2,000,000   Riverside Special Tax Community Facilities
                District No. 92-1, Series A                                    5.300     09/01/2034        2,027,980
--------------------------------------------------------------------------------------------------------------------
      365,000   Riverside Unified School District                              5.250     09/01/2027          365,975
--------------------------------------------------------------------------------------------------------------------
    1,000,000   Riverside Unified School District                              5.250     09/01/2035        1,008,800
--------------------------------------------------------------------------------------------------------------------
    1,535,000   Riverside Unified School District                              5.250     09/01/2035        1,549,828
--------------------------------------------------------------------------------------------------------------------
    1,000,000   Riverside Unified School District                              5.375     09/01/2037        1,003,810
--------------------------------------------------------------------------------------------------------------------
       25,000   Riverside Unified School District                              5.500     09/01/2032           25,403
--------------------------------------------------------------------------------------------------------------------
    2,000,000   Romoland School District Special Tax                           5.375     09/01/2038        2,024,740
--------------------------------------------------------------------------------------------------------------------
    7,745,000   Roseville Special Tax                                          5.050     09/01/2030        7,739,424

    PRINCIPAL                                                                                                  VALUE
       AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

CALIFORNIA Continued
$   1,115,000   Roseville Special Tax (Diamond Creek)                          5.000%    09/01/2026   $    1,087,504
--------------------------------------------------------------------------------------------------------------------
    4,850,000   Roseville Special Tax (Diamond Creek)                          5.000     09/01/2037        4,721,039
--------------------------------------------------------------------------------------------------------------------
    8,135,000   Roseville Special Tax (Fiddyment Ranch)                        5.250     09/01/2036        8,207,727
--------------------------------------------------------------------------------------------------------------------
    3,445,000   Roseville Special Tax (Stone Point)                            5.250     09/01/2036        3,475,798
--------------------------------------------------------------------------------------------------------------------
      235,000   Sacramento City Financing Authority
                (Convention Center Hotel) 4                                    6.250     01/01/2030          237,858
--------------------------------------------------------------------------------------------------------------------
       35,000   Sacramento County Airport System, Series B 4                   5.750     07/01/2024           35,053
--------------------------------------------------------------------------------------------------------------------
  108,000,000   Sacramento County Sanitation District
                Financing Authority 6                                          4.120 8   12/01/2035      107,352,000
--------------------------------------------------------------------------------------------------------------------
       75,000   Sacramento Health Facility (Center for Aids Research
                Education and Services) 4                                      5.300     01/01/2024           76,105
--------------------------------------------------------------------------------------------------------------------
   12,580,000   Sacramento Hsg. Authority (Northpointe Park Apartments) 6      5.000     06/01/2037       12,742,597
--------------------------------------------------------------------------------------------------------------------
    2,515,000   Sacramento Hsg. Authority (Summerfield)                        5.000     01/20/2048        2,474,182
--------------------------------------------------------------------------------------------------------------------
        5,000   Sacramento Municipal Utility District 4                        5.000     08/15/2028            5,143
--------------------------------------------------------------------------------------------------------------------
       15,000   Sacramento Special Tax (North Natomas
                Community Facilities)                                          6.000     09/01/2033           15,771
--------------------------------------------------------------------------------------------------------------------
       50,000   Salinas Redevel. Agency Tax Allocation
                (Central City Revitalization)                                  5.500     11/01/2023           50,895
--------------------------------------------------------------------------------------------------------------------
      125,000   San Bernardino County COP (Medical Center Financing) 4         5.500     08/01/2024          125,163
--------------------------------------------------------------------------------------------------------------------
      150,000   San Bernardino Joint Powers Financing Authority
                (California Dept. of Transportation Lease)                     5.500     12/01/2020          150,875
--------------------------------------------------------------------------------------------------------------------
    1,850,000   San Bernardino Joint Powers Financing Authority
                (Tax Allocation)                                               6.625     04/01/2026        2,000,794
--------------------------------------------------------------------------------------------------------------------
    1,410,000   San Bernardino Mountains Community Hospital
                District COP 2                                                 5.000     02/01/2027        1,367,968
--------------------------------------------------------------------------------------------------------------------
    3,235,000   San Bernardino Mountains Community Hospital
                District COP 2                                                 5.000     02/01/2037        3,070,241
--------------------------------------------------------------------------------------------------------------------
    5,000,000   San Bernardino Redevel. (San Sevaine)                          5.000     09/01/2035        5,004,750
--------------------------------------------------------------------------------------------------------------------
    1,225,000   San Diego County COP 4                                         5.700     02/01/2028        1,224,853
--------------------------------------------------------------------------------------------------------------------
    3,750,000   San Diego County COP (Developmental Service
                Foundation)                                                    5.500     09/01/2027        3,820,463
--------------------------------------------------------------------------------------------------------------------
    1,775,000   San Diego County Redevel. Agency (Gillespie Field)             5.400     12/01/2025        1,757,552
--------------------------------------------------------------------------------------------------------------------
    6,645,000   San Diego County Redevel. Agency (Gillespie Field)             5.750     12/01/2032        6,631,178
--------------------------------------------------------------------------------------------------------------------
      140,000   San Diego Hsg. Authority (Park Crest Properties) 4             5.450     08/20/2040          142,086
--------------------------------------------------------------------------------------------------------------------
       35,000   San Diego Improvement Bond Act 1915                            6.200     09/02/2033           35,043
--------------------------------------------------------------------------------------------------------------------
       50,000   San Diego Public Facilities Financing Authority                5.000     05/15/2025           50,041
--------------------------------------------------------------------------------------------------------------------
       15,000   San Diego Public Facilities Financing Authority 4              5.000     05/15/2029           15,364
--------------------------------------------------------------------------------------------------------------------
       50,000   San Diego Public Facilities Financing Authority                5.250     05/15/2027           50,547
--------------------------------------------------------------------------------------------------------------------
      100,000   San Diego Public Facilities Financing Authority                5.250     05/15/2027          101,094
--------------------------------------------------------------------------------------------------------------------
    3,000,000   San Diego Public Facilities Financing Authority
                (Southcrest)                                                   5.250     10/01/2032        3,089,130
--------------------------------------------------------------------------------------------------------------------
       35,000   San Diego Public Facilities Financing Authority, Series B 4    5.000     05/15/2029           35,719

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                                  VALUE
       AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

CALIFORNIA Continued
$   1,000,000   San Diego Sewer 4                                              5.000%    05/15/2023   $    1,000,820
--------------------------------------------------------------------------------------------------------------------
    1,650,000   San Diego Sewer, Series A 4                                    5.000     05/15/2023        1,650,363
--------------------------------------------------------------------------------------------------------------------
    2,815,000   San Diego Sewer, Series A 4                                    5.250     05/15/2020        2,824,149
--------------------------------------------------------------------------------------------------------------------
       50,000   San Diego State University Foundation Auxiliary
                Organization 4                                                 5.000     03/01/2032           51,524
--------------------------------------------------------------------------------------------------------------------
    9,780,000   San Diego Unified School District 6                            5.250     07/01/2023       10,541,031
--------------------------------------------------------------------------------------------------------------------
    7,525,000   San Diego Unified School District, Series D 6                  5.000     07/01/2027        7,903,594
--------------------------------------------------------------------------------------------------------------------
       15,000   San Francisco Bay Area Rapid Transit District                  5.000     07/01/2028           15,261
--------------------------------------------------------------------------------------------------------------------
       55,000   San Francisco City & County Airports Commission 4              5.000     05/01/2020           55,684
--------------------------------------------------------------------------------------------------------------------
       15,000   San Francisco City & County Airports Commission                5.000     05/01/2023           15,465
--------------------------------------------------------------------------------------------------------------------
       20,000   San Francisco City & County Airports Commission 4              5.000     05/01/2028           20,162
--------------------------------------------------------------------------------------------------------------------
      245,000   San Francisco City & County Airports Commission 4              5.000     05/01/2029          247,109
--------------------------------------------------------------------------------------------------------------------
       20,000   San Francisco City & County Airports Commission                5.000     05/01/2029           20,172
--------------------------------------------------------------------------------------------------------------------
       65,000   San Francisco City & County Airports Commission 4              5.000     05/01/2030           65,692
--------------------------------------------------------------------------------------------------------------------
      100,000   San Francisco City & County Airports Commission 4              5.250     05/01/2031          102,346
--------------------------------------------------------------------------------------------------------------------
       15,000   San Francisco City & County Airports Commission
                (SFO Fuel Company)                                             5.250     01/01/2024           15,200
--------------------------------------------------------------------------------------------------------------------
      200,000   San Francisco City & County Airports Commission
                Special Facilities Lease (SFO Fuel Company)                    5.250     01/01/2022          202,714
--------------------------------------------------------------------------------------------------------------------
       55,000   San Francisco City & County Financing Corp.
                (Comb Emergency Communications) 4                              5.500     04/01/2020           55,079
--------------------------------------------------------------------------------------------------------------------
      435,000   San Francisco City & County Redevel. Agency
                (Mission Bay South)                                            5.630 1   08/01/2020          214,259
--------------------------------------------------------------------------------------------------------------------
      590,000   San Francisco City & County Redevel. Agency
                (Mission Bay South)                                            5.750 1   08/01/2022          256,143
--------------------------------------------------------------------------------------------------------------------
      615,000   San Francisco City & County Redevel. Agency
                (Mission Bay South)                                            5.800 1   08/01/2023          250,717
--------------------------------------------------------------------------------------------------------------------
      540,000   San Francisco City & County Redevel. Agency
                (Mission Bay South)                                            5.850 1   08/01/2024          206,680
--------------------------------------------------------------------------------------------------------------------
      420,000   San Francisco City & County Redevel. Agency
                (Mission Bay South)                                            5.900 1   08/01/2025          151,948
--------------------------------------------------------------------------------------------------------------------
    2,745,000   San Francisco City & County Redevel. Agency
                (Mission Bay South)                                            5.904 1   08/01/2030          738,158
--------------------------------------------------------------------------------------------------------------------
    6,035,000   San Francisco City & County Redevel. Agency
                (Mission Bay South)                                            5.958 1   08/01/2034        1,272,782
--------------------------------------------------------------------------------------------------------------------
      450,000   San Francisco City & County Redevel. Financing
                Authority, Series A                                            5.000     08/01/2017          450,473
--------------------------------------------------------------------------------------------------------------------
    6,490,000   San Jacinto Financing Authority, Tranche A                     6.600     09/01/2033        6,213,915
--------------------------------------------------------------------------------------------------------------------
    6,345,000   San Jacinto Financing Authority, Tranche B                     6.600     09/01/2033        5,947,295
--------------------------------------------------------------------------------------------------------------------
    6,530,000   San Jacinto Financing Authority, Tranche C                     6.600     09/01/2033        5,658,114
--------------------------------------------------------------------------------------------------------------------
      500,000   San Jacinto Unified School District Special Tax                5.100     09/01/2036          498,100
--------------------------------------------------------------------------------------------------------------------
       50,000   San Joaquin Hills Transportation Corridor Agency 4             5.250     01/15/2030           50,818

    PRINCIPAL                                                                                                  VALUE
       AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

CALIFORNIA Continued
$     400,000   San Joaquin Hills Transportation Corridor Agency               5.375%    01/15/2029   $      407,468
--------------------------------------------------------------------------------------------------------------------
       35,000   San Jose Improvement Bond Act 1915                             5.875     09/02/2023           36,063
--------------------------------------------------------------------------------------------------------------------
    1,270,000   San Jose Multifamily Hsg. (Almaden Senior Hsg. Partners) 4     5.350     07/15/2034        1,306,005
--------------------------------------------------------------------------------------------------------------------
    1,400,000   San Jose Multifamily Hsg. (Fallen Leaves Apartments) 4         5.150     06/01/2036        1,432,844
--------------------------------------------------------------------------------------------------------------------
    6,500,000   San Jose Redevel. Agency                                       5.000     08/01/2032        6,516,380
--------------------------------------------------------------------------------------------------------------------
       25,000   San Jose Special Tax Community Facilities
                District No. 9 (Bailey Highway 101)                            6.600     09/01/2027           26,954
--------------------------------------------------------------------------------------------------------------------
       25,000   San Jose Unified School District COP                           5.125     06/01/2022           25,023
--------------------------------------------------------------------------------------------------------------------
    1,500,000   San Leandro Community Facilities
                District No. 1 Special Tax                                     6.400     09/01/2019        1,545,270
--------------------------------------------------------------------------------------------------------------------
    2,980,000   San Marcos Public Facilities Authority                         5.050     09/01/2038        2,940,753
--------------------------------------------------------------------------------------------------------------------
    6,000,000   San Marcos Special Tax                                         5.950     09/01/2035        6,226,920
--------------------------------------------------------------------------------------------------------------------
      300,000   San Mateo Joint Powers Financing Authority 4                   5.125     07/15/2032          305,856
--------------------------------------------------------------------------------------------------------------------
       35,000   San Mateo Sewer, Series A 4                                    5.000     08/01/2025           35,333
--------------------------------------------------------------------------------------------------------------------
    1,000,000   Santa Ana Financing Authority (Mainplace)                      5.600     09/01/2019        1,056,020
--------------------------------------------------------------------------------------------------------------------
    5,125,000   Santa Clara County Financing Authority
                (Hsg. Authority Office)                                        5.000     09/01/2038        5,296,739
--------------------------------------------------------------------------------------------------------------------
      575,000   Santa Clara County Hsg. Authority
                (Rivertown Apartments) 4                                       6.000     08/01/2041          600,530
--------------------------------------------------------------------------------------------------------------------
       50,000   Santa Clarita Community Facilities District Special Tax        5.850     11/15/2032           52,032
--------------------------------------------------------------------------------------------------------------------
    3,845,000   Santaluz Special Tax Community Facilities District No. 2       6.375     09/01/2030        3,848,653
--------------------------------------------------------------------------------------------------------------------
    2,000,000   Seal Beach Community Facilities District
                (Pacific Gateway Business Center)                              5.300     09/01/2036        2,017,840
--------------------------------------------------------------------------------------------------------------------
       10,000   Seaside Redevel. Agency Tax Allocation                         5.375     08/01/2033           10,305
--------------------------------------------------------------------------------------------------------------------
    1,090,000   Shafter Community Devel. Agency Tax Allocation                 5.400     11/01/2026        1,105,358
--------------------------------------------------------------------------------------------------------------------
    3,335,000   Shafter Community Devel. Agency Tax Allocation                 5.450     11/01/2036        3,389,194
--------------------------------------------------------------------------------------------------------------------
   34,000,000   Silicon Valley Tobacco Securitization Authority                5.621 1   06/01/2036        6,753,420
--------------------------------------------------------------------------------------------------------------------
   21,465,000   Silicon Valley Tobacco Securitization Authority                5.680 1   06/01/2041        3,179,396
--------------------------------------------------------------------------------------------------------------------
   43,990,000   Silicon Valley Tobacco Securitization Authority                5.700 1   06/01/2047        4,643,584
--------------------------------------------------------------------------------------------------------------------
   17,650,000   Silicon Valley Tobacco Securitization Authority                5.850 1   06/01/2047        1,730,406
--------------------------------------------------------------------------------------------------------------------
  165,000,000   Silicon Valley Tobacco Securitization Authority                6.300 1   06/01/2056        8,075,100
--------------------------------------------------------------------------------------------------------------------
  100,000,000   Silicon Valley Tobacco Securitization Authority                6.850 1   06/01/2056        3,753,000
--------------------------------------------------------------------------------------------------------------------
      355,000   Soledad Redevel. Agency (Soledad Redevel.)                     5.350     12/01/2028          363,499
--------------------------------------------------------------------------------------------------------------------
       15,000   Sonoma County Community Redevel. Agency (Roseland)             7.900     08/01/2013           15,253
--------------------------------------------------------------------------------------------------------------------
    1,585,000   South El Monte Improvement District (Merged Area) 4            5.000     08/01/2030        1,593,052
--------------------------------------------------------------------------------------------------------------------
    5,245,000   South El Monte Improvement District (Merged Area) 4            5.000     08/01/2035        5,251,137
--------------------------------------------------------------------------------------------------------------------
    5,460,000   Southern CA Logistics Airport Authority 4                      5.000     12/01/2043        5,582,522
--------------------------------------------------------------------------------------------------------------------
   19,335,000   Southern CA Logistics Airport Authority                        5.000     12/01/2043       19,768,877
--------------------------------------------------------------------------------------------------------------------
   97,775,000   Southern CA Tobacco Securitization Authority                   7.100 1   06/01/2046        6,874,560
--------------------------------------------------------------------------------------------------------------------
    8,130,000   Southern CA Tobacco Securitization Authority (TASC)            5.000     06/01/2037        7,553,583

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                                  VALUE
       AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

CALIFORNIA Continued
$      15,000   Spreckels Union School District                                6.125%    08/01/2018   $       15,184
--------------------------------------------------------------------------------------------------------------------
    4,340,000   Stanislaus County Redevel. (Keyes Storm Drain)                 5.375     08/01/2036        4,410,482
--------------------------------------------------------------------------------------------------------------------
    1,450,000   Stockton Public Financing Authority, Series A 4                5.000     09/01/2022        1,480,189
--------------------------------------------------------------------------------------------------------------------
    1,450,000   Stockton Public Financing Authority, Series A                  5.000     09/01/2023        1,475,897
--------------------------------------------------------------------------------------------------------------------
    1,325,000   Stockton Public Financing Authority, Series A                  5.000     09/01/2024        1,346,717
--------------------------------------------------------------------------------------------------------------------
    1,350,000   Stockton Public Financing Authority, Series A                  5.000     09/01/2025        1,368,144
--------------------------------------------------------------------------------------------------------------------
    3,025,000   Stockton Public Financing Authority, Series A                  5.250     09/01/2031        3,109,549
--------------------------------------------------------------------------------------------------------------------
   10,000,000   Stockton Public Financing Authority, Series A                  5.250     07/01/2037       10,257,400
--------------------------------------------------------------------------------------------------------------------
      220,000   Stockton Public Financing Authority, Series A 4                5.875     09/02/2016          221,756
--------------------------------------------------------------------------------------------------------------------
       10,000   Suisun City Public Financing Authority
                (Suisun City Redevel.)                                         5.200     10/01/2028           10,108
--------------------------------------------------------------------------------------------------------------------
       15,000   Sulphur Springs Unified School District Community
                Facilities District No. 2002-1-A                               6.000     09/01/2033           15,768
--------------------------------------------------------------------------------------------------------------------
    1,500,000   Tehachapi Redevel. Agency Tax                                  5.250     12/01/2035        1,537,710
--------------------------------------------------------------------------------------------------------------------
    2,240,000   Tejon Ranch Public Facilities Finance Authority
                Special Tax (Community Facilities District No. 1)              7.200     09/01/2030        2,311,523
--------------------------------------------------------------------------------------------------------------------
       20,000   Temecula Public Financing Authority Community
                Facilities District (Harveston)                                5.100     09/01/2036           19,924
--------------------------------------------------------------------------------------------------------------------
      100,000   Temecula Public Financing Authority Community
                Facilities District (Roripaugh)                                4.000     09/01/2007           99,985
--------------------------------------------------------------------------------------------------------------------
      990,000   Temecula Public Financing Authority Community
                Facilities District (Roripaugh)                                4.900     09/01/2013          952,915
--------------------------------------------------------------------------------------------------------------------
      165,000   Temecula Public Financing Authority Community
                Facilities District (Roripaugh)                                5.000     09/01/2014          158,384
--------------------------------------------------------------------------------------------------------------------
      740,000   Temecula Public Financing Authority Community
                Facilities District (Roripaugh)                                5.050     09/01/2015          707,536
--------------------------------------------------------------------------------------------------------------------
      805,000   Temecula Public Financing Authority Community
                Facilities District (Roripaugh)                                5.100     09/01/2016          766,424
--------------------------------------------------------------------------------------------------------------------
    8,000,000   Temecula Public Financing Authority Community
                Facilities District (Roripaugh)                                5.450     09/01/2026        7,439,200
--------------------------------------------------------------------------------------------------------------------
   13,790,000   Temecula Public Financing Authority Community
                Facilities District (Roripaugh)                                5.500     09/01/2036       12,573,446
--------------------------------------------------------------------------------------------------------------------
    2,000,000   Temecula Valley Unified School District Community
                Facilities District No. 03-2                                   5.500     09/01/2035        2,039,720
--------------------------------------------------------------------------------------------------------------------
    1,025,000   Tracy Community Facilities District                            5.700     09/01/2026        1,045,828
--------------------------------------------------------------------------------------------------------------------
    3,105,000   Tracy Community Facilities District                            5.750     09/01/2036        3,167,907
--------------------------------------------------------------------------------------------------------------------
    1,080,000   Tracy Community Facilities District                            5.750     09/01/2036        1,101,881
--------------------------------------------------------------------------------------------------------------------
      100,000   Travis Unified School District COP                             5.450     09/01/2027          103,131
--------------------------------------------------------------------------------------------------------------------
    4,560,000   Trinity County COP 2                                           8.500     01/15/2026        4,621,013
--------------------------------------------------------------------------------------------------------------------
       50,000   Truckee-Donner Public Utility District Special Tax             6.100     09/01/2033           51,529
--------------------------------------------------------------------------------------------------------------------
       60,000   Turlock Public Financing Authority                             5.450     09/01/2024           61,172
--------------------------------------------------------------------------------------------------------------------
    1,600,000   Tustin Community Facilities District Special Tax
                (John Lang Homes)                                              5.500     09/01/2034        1,637,104

    PRINCIPAL                                                                                                  VALUE
       AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

CALIFORNIA Continued
$      35,000   Union City Special Tax Community Facilities
                District No. 1997-1                                            5.800%    09/01/2028   $       36,077
--------------------------------------------------------------------------------------------------------------------
   40,000,000   University of California (Regents Medical Center) 6            4.381 8   05/15/2047       39,970,000
--------------------------------------------------------------------------------------------------------------------
       10,000   Upland Community Facilities District (San Antonio)             6.000     09/01/2024           10,689
--------------------------------------------------------------------------------------------------------------------
    3,750,000   Upland Community Facilities District (San Antonio)             6.100     09/01/2034        3,999,225
--------------------------------------------------------------------------------------------------------------------
      100,000   Upland Community Facilities District Special Tax               5.900     09/01/2024          104,426
--------------------------------------------------------------------------------------------------------------------
      200,000   Vacaville Improvement Bond Act 1915
                (Nut Tree Assessment District)                                 5.600     09/02/2025          205,874
--------------------------------------------------------------------------------------------------------------------
      195,000   Vacaville Public Financing Authority                           5.400     09/01/2022          195,525
--------------------------------------------------------------------------------------------------------------------
    2,635,000   Val Verde Unified School District                              6.000     10/01/2021        2,814,233
--------------------------------------------------------------------------------------------------------------------
      415,000   Val Verde Unified School District Special Tax                  5.450     09/01/2036          427,147
--------------------------------------------------------------------------------------------------------------------
       30,000   Vallejo COP (Touro University)                                 7.375     06/01/2029           31,733
--------------------------------------------------------------------------------------------------------------------
       30,000   Vallejo Public Financing Authority COP                         5.250     07/15/2029           31,144
--------------------------------------------------------------------------------------------------------------------
    1,375,000   Valley Sanitation District                                     5.200     09/02/2030        1,377,943
--------------------------------------------------------------------------------------------------------------------
    2,000,000   Ventura County Area Hsg. Authority
                (Mira Vista Senior Apartments) 4                               5.150     12/01/2031        2,024,240
--------------------------------------------------------------------------------------------------------------------
    5,015,000   Ventura County Area Hsg. Authority
                (Mira Vista Senior Apartments)                                 5.200     12/01/2039        5,071,920
--------------------------------------------------------------------------------------------------------------------
       15,000   Ventura County Superintendent of Schools Office COP            5.000     12/01/2033           15,282
--------------------------------------------------------------------------------------------------------------------
       30,000   West Hills Community College District                          5.000     08/01/2029           30,502
--------------------------------------------------------------------------------------------------------------------
      125,000   West Patterson Financing Authority Special Tax                 6.100     09/01/2032          134,433
--------------------------------------------------------------------------------------------------------------------
    4,900,000   West Sacramento Financing Authority Special Tax                6.100     09/01/2029        4,994,178
--------------------------------------------------------------------------------------------------------------------
    2,000,000   West Sacramento Special Tax Community Facilities
                District No. 23                                                5.300     09/01/2037        1,992,440
--------------------------------------------------------------------------------------------------------------------
       50,000   Western Hills Water District Special Tax
                (Diablo Grande Community Facilities No. 1)                     6.700     09/01/2020           52,824
--------------------------------------------------------------------------------------------------------------------
       50,000   Western Hills Water District Special Tax
                (Diablo Grande Community Facilities)                           6.000     09/01/2024           51,022
--------------------------------------------------------------------------------------------------------------------
    4,160,000   Western Hills Water District Special Tax
                (Diablo Grande Community Facilities)                           6.125     09/01/2031        4,300,733
--------------------------------------------------------------------------------------------------------------------
    2,305,000   Western Hills Water District Special Tax
                (Diablo Grande Community Facilities)                           6.875     09/01/2031        2,434,172
--------------------------------------------------------------------------------------------------------------------
      700,000   Westside Union School District                                 5.000     09/01/2026          674,541
--------------------------------------------------------------------------------------------------------------------
    2,080,000   Westside Union School District                                 5.000     09/01/2036        2,010,320
--------------------------------------------------------------------------------------------------------------------
    4,200,000   Westside Union School District                                 5.250     09/01/2036        4,237,548
--------------------------------------------------------------------------------------------------------------------
      750,000   Whittier Redevel. Agency Tax Allocation                        5.000     11/01/2038          740,018
--------------------------------------------------------------------------------------------------------------------
    1,500,000   Whittier Redevel. Agency Tax Allocation                        5.050     11/01/2038        1,457,415
--------------------------------------------------------------------------------------------------------------------
       50,000   Whittier Redevel. Agency Tax Allocation (Whittier Blvd.)       5.700     11/01/2019           50,069
--------------------------------------------------------------------------------------------------------------------
       10,000   William S. Hart Union School District                          6.000     09/01/2033           10,478
--------------------------------------------------------------------------------------------------------------------
       10,000   Woodland Special Tax Community Facilities District No. 1       6.000     09/01/2028           10,674

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                                  VALUE
       AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

CALIFORNIA Continued
$   5,300,000   Yuba City Redevel. Agency                                      5.250%    09/01/2039   $    5,439,602
--------------------------------------------------------------------------------------------------------------------
       15,000   Yucaipa Redevel. Agency (Eldorado Palms Mobile Home) 4         6.000     05/01/2030           15,415
                                                                                                      --------------
                                                                                                       2,680,471,573

--------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--9.4%
    3,250,000   Northern Mariana Islands Ports Authority, Series A 4           5.500     03/15/2031        3,237,000
--------------------------------------------------------------------------------------------------------------------
    1,955,000   Northern Mariana Islands Ports Authority, Series A 4           6.250     03/15/2028        1,957,170
--------------------------------------------------------------------------------------------------------------------
   10,000,000   Puerto Rico Commonwealth GO                                    5.000     07/01/2035       10,227,100
--------------------------------------------------------------------------------------------------------------------
   11,315,000   Puerto Rico Commonwealth GO                                    5.250     07/01/2022       11,819,762
--------------------------------------------------------------------------------------------------------------------
   11,000,000   Puerto Rico Commonwealth GO                                    5.250     07/01/2023       11,484,880
--------------------------------------------------------------------------------------------------------------------
   11,385,000   Puerto Rico Commonwealth GO 4                                  5.250     07/01/2024       11,984,648
--------------------------------------------------------------------------------------------------------------------
    7,395,000   Puerto Rico Commonwealth GO                                    5.250     07/01/2026        7,784,495
--------------------------------------------------------------------------------------------------------------------
    5,000,000   Puerto Rico Commonwealth GO                                    5.250     07/01/2030        5,252,100
--------------------------------------------------------------------------------------------------------------------
   24,900,000   Puerto Rico Commonwealth GO                                    5.250     07/01/2032       26,099,682
--------------------------------------------------------------------------------------------------------------------
      595,000   Puerto Rico HFC (Homeowner Mtg.) 4                             5.200     12/01/2032          601,152
--------------------------------------------------------------------------------------------------------------------
      195,000   Puerto Rico Highway & Transportation Authority, Series G       5.000     07/01/2042          197,732
--------------------------------------------------------------------------------------------------------------------
    2,000,000   Puerto Rico Highway & Transportation Authority, Series K 4     5.000     07/01/2030        2,049,160
--------------------------------------------------------------------------------------------------------------------
    7,175,000   Puerto Rico Highway & Transportation Authority, Series M       5.000     07/01/2046        7,299,917
--------------------------------------------------------------------------------------------------------------------
   35,000,000   Puerto Rico Highway & Transportation Authority, Series N 6     4.120 8   07/01/2045       34,790,000
--------------------------------------------------------------------------------------------------------------------
    6,055,000   Puerto Rico ITEMECF (Cogeneration Facilities) 4                6.625     06/01/2026        6,478,123
--------------------------------------------------------------------------------------------------------------------
    2,290,000   Puerto Rico ITEMECF (Mennonite General Hospital) 4             6.500     07/01/2012        2,297,397
--------------------------------------------------------------------------------------------------------------------
    6,900,000   Puerto Rico Municipal Finance Agency, Series A 4               5.250     08/01/2023        7,242,102
--------------------------------------------------------------------------------------------------------------------
    1,500,000   Puerto Rico Municipal Finance Agency, Series A                 5.250     08/01/2025        1,572,315
--------------------------------------------------------------------------------------------------------------------
   33,715,000   Puerto Rico Port Authority (American Airlines), Series A 4     6.250     06/01/2026       33,777,710
--------------------------------------------------------------------------------------------------------------------
    6,625,000   Puerto Rico Port Authority (American Airlines), Series A       6.300     06/01/2023        6,627,783
--------------------------------------------------------------------------------------------------------------------
   27,000,000   V.I. Public Finance Authority (Hovensa Coker)                  6.500     07/01/2021       28,814,130
--------------------------------------------------------------------------------------------------------------------
    4,515,000   V.I. Public Finance Authority, Series A 4                      6.375     10/01/2019        4,853,038
--------------------------------------------------------------------------------------------------------------------
    5,150,000   V.I. Public Finance Authority, Series E                        6.000     10/01/2022        5,295,702
                                                                                                      --------------
                                                                                                         231,743,098

--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $2,874,804,834)-118.5%                                               2,912,214,671
--------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS-(18.5)                                                            (455,363,527)
                                                                                                      --------------
NET ASSETS-100.0%                                                                                     $2,456,851,144
                                                                                                      ==============

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Zero coupon bond reflects effective yield on the date of purchase.

2. Illiquid security. The aggregate value of illiquid securities as of July 31,
2007 was $115,880,463, which represents 4.72% of the Fund's net assets. See Note
5 of accompanying Notes.

3. Represents the current interest rate for a variable rate bond known as an
"inverse floater." See Note 1 of accompanying Notes.

4. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

7. Issue is in default. See Note 1 of accompanying Notes.

8. Represents the current interest rate for a variable or increasing rate security.

9. When-issued security or forward commitment to be delivered and settled after
July 31, 2007. See Note 1 of accompanying Notes.

10. Non-income producing security.

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

ABAG      Association of Bay Area Governments
AHEF      American Heritage Education Foundation
CDA       Communities Devel. Authority
CHCC      Community Hospitals of Central California
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax Exempt Receipts
ECHS      Escondido Charter High School
FCHMC     Fresno Community Hospital & Medical Center
GO        General Obligation
GP        General Purpose
HFA       Housing Finance Agency
HFC       Housing Finance Corp.
HK-8CS    Heritage 8-K Charter School
IDA       Industrial Devel. Agency
INFLOS    Inverse Floating Rate Securities
ITEMECF   Industrial, Tourist, Educational, Medical and Environmental Community
          Facilities
M-S-R     Modesto Irrigation District of the City of Santa Clara and the City of
          Redding
PARS      Periodic Auction Reset Securities
RIBS      Residual Interest Bonds
RITES     Residual Interest Tax Exempt Security
ROLs      Residual Option Long
SHF       Sierra Hospital Foundation
TASC      Tobacco Settlement Asset-Backed Bonds
V.I.      United States Virgin Islands

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY CATEGORY OF ISSUE, AS A PERCENTAGE OF TOTAL
INVESTMENTS AT VALUE, IS AS FOLLOWS:

CATEGORY                                                        VALUE   PERCENT
--------------------------------------------------------------------------------
Tobacco Master Settlement Agreements                  $   721,852,391      24.8%
Special Tax                                               565,029,535      19.4
General Obligation                                        214,852,658       7.4
Single Family Housing                                     199,916,899       6.9
Hospital/Health Care                                      181,835,704       6.2
Tax Increment Financing (TIF)                             174,070,770       6.0
Marine/Aviation Facilities                                123,908,147       4.3
Electric Utilities                                        119,155,169       4.1
Multifamily Housing                                       119,061,478       4.1
Special Assessment                                        103,328,822       3.3
Higher Education                                           50,532,643       1.7
Water Utilities                                            49,294,409       1.7
Municipal Leases                                           48,068,748       1.7
Highways/Commuter Facilities                               47,511,395       1.6
Airlines                                                   40,430,481       1.4
Education                                                  37,684,417       1.3
Oil, Gas & Consumable Fuels                                28,853,530       1.0
Resource Recovery                                          19,762,429       0.7
Gas Utilities                                              16,397,370       0.6
Casino                                                     10,584,196       0.4
Adult Living Facilities                                    10,108,789       0.3
Not-for-Profit Organization                                 8,099,382       0.3
Sewer Utilities                                             5,763,430       0.2
Government Appropriation                                    5,525,853       0.2
Sales Tax Revenue                                           5,310,963       0.2
Parking Fee Revenue                                         2,625,160       0.1
Multiline Retail                                            2,105,676       0.1
Hotels, Restaurants & Leisure                                 237,858       0.0
Student Housing                                               221,342       0.0
Telephone Utilities                                            55,079       0.0
Automobiles                                                    29,948       0.0
                                                      --------------------------
Total                                                 $ 2,912,214,671     100.0%
                                                      ==========================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2007
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------
Investments, at value (cost $2,874,804,834)--see accompanying statement of investments   $  2,912,214,671
----------------------------------------------------------------------------------------------------------
Cash                                                                                           10,026,788
----------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                       30,610,530
Investments sold                                                                               22,950,432
Shares of beneficial interest sold                                                             11,113,500
Other                                                                                              55,410
                                                                                         -----------------
Total assets                                                                                2,986,971,331

----------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)                                460,930,000
Investments purchased (including $4,756,000 purchased on a
when-issued basis or forward commitment)                                                       34,184,827
Payable on borrowings (See Note 6)                                                             24,100,000
Shares of beneficial interest redeemed                                                          7,810,572
Dividends                                                                                       1,850,244
Distribution and service plan fees                                                                519,524
Interest expense on borrowings                                                                    350,084
Trustees' compensation                                                                            196,004
Transfer and shareholder servicing agent fees                                                      59,429
Shareholder communications                                                                         24,450
Other                                                                                              95,053
                                                                                         -----------------
Total liabilities                                                                             530,120,187

----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $  2,456,851,144
                                                                                         =================

----------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                               $        215,064
----------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                  2,428,340,296
----------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                (1,650,063)
----------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                   (7,463,990)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                     37,409,837
                                                                                         -----------------
NET ASSETS                                                                               $  2,456,851,144
                                                                                         =================

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,907,201,790 and
166,882,281 shares of beneficial interest outstanding)                                            $ 11.43
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)   $ 12.00
----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $66,992,433 and 5,857,529 shares
of beneficial interest outstanding)                                                               $ 11.44
----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $482,656,921 and 42,324,565 shares
of beneficial interest outstanding)                                                               $ 11.40

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2007
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------
Interest                                                                                    $ 118,630,484
----------------------------------------------------------------------------------------------------------
Other income                                                                                        1,341
                                                                                            --------------
Total investment income                                                                       118,631,825

----------------------------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------------------------
Management fees                                                                                 8,486,762
----------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                         3,941,927
Class B                                                                                           680,604
Class C                                                                                         3,617,457
----------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                           411,491
Class B                                                                                            39,606
Class C                                                                                           128,311
----------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                            49,682
Class B                                                                                             4,397
Class C                                                                                            14,076
----------------------------------------------------------------------------------------------------------
Interest expense and fees on short-term floating rate notes issued (See Note 1)                 9,746,370
----------------------------------------------------------------------------------------------------------
Interest expense on borrowings                                                                  1,870,013
----------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                            123,091
----------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                       114,193
----------------------------------------------------------------------------------------------------------
Other                                                                                             333,387
                                                                                            --------------
Total expenses                                                                                 29,561,367
Less reduction to custodian expenses                                                              (90,226)
                                                                                            --------------
Net expenses                                                                                   29,471,141

----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                          89,160,684

----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS
----------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                               (4,504,881)
----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                          (14,738,656)

----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $  69,917,147
                                                                                            ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED JULY 31,                                                                     2007             2006
--------------------------------------------------------------------------------------------------------------

OPERATIONS
--------------------------------------------------------------------------------------------------------------
Net investment income                                                         $   89,160,684   $   52,319,051
--------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                          (4,504,881)         639,056
--------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                            (14,738,656)      (1,677,737)
                                                                              --------------------------------
Net increase in net assets resulting from operations                              69,917,147       51,280,370

--------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                          (74,272,037)     (47,693,962)
Class B                                                                           (2,631,066)      (2,801,541)
Class C                                                                          (14,015,585)      (6,728,044)
                                                                              --------------------------------
                                                                                 (90,918,688)     (57,223,547)

--------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                          709,301,068      596,412,265
Class B                                                                            2,657,860        5,353,808
Class C                                                                          255,912,065      153,276,896
                                                                              --------------------------------
                                                                                 967,870,993      755,042,969

--------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------
Total increase                                                                   946,869,452      749,099,792
--------------------------------------------------------------------------------------------------------------
Beginning of period                                                            1,509,981,692      760,881,900
                                                                              --------------------------------

End of period (including accumulated net investment income (loss) of
$(1,650,063) and $107,941, respectively)                                      $2,456,851,144   $1,509,981,692
                                                                              ================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CASH FLOWS  For the Year Ended July 31, 2007
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                               $     69,917,147
----------------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities                                                          (1,203,086,008)
Proceeds from disposition of investment securities                                            216,238,524
Short-term investment securities, net                                                        (218,948,838)
Premium amortization                                                                            4,029,790
Discount accretion                                                                            (11,038,585)
Net realized loss on investments                                                                4,504,881
Net change in unrealized appreciation on investments                                           14,738,656
Increase in interest receivable                                                               (11,341,379)
Increase in receivable for securities sold                                                     (7,942,441)
Increase in other assets                                                                          (25,960)
Increase in payable for securities purchased                                                    6,381,008
Increase in payable for accrued expenses                                                          646,694
                                                                                         -----------------
Net cash used in operating activities                                                      (1,135,936,511)

----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
----------------------------------------------------------------------------------------------------------
Proceeds from bank borrowings                                                                 766,600,000
Payments on bank borrowings                                                                  (762,800,000)
Proceeds from short-term floating rate notes issued                                           254,550,000
Proceeds from shares sold                                                                   1,282,640,268
Payment on shares redeemed                                                                   (360,250,687)
Cash distributions paid                                                                       (35,633,092)
                                                                                         -----------------
Net cash provided by financing activities                                                   1,145,106,489
----------------------------------------------------------------------------------------------------------
Net increase in cash                                                                            9,179,978
----------------------------------------------------------------------------------------------------------
Cash, beginning balance                                                                           846,810
                                                                                         -----------------
Cash, ending balance                                                                     $     10,026,788
                                                                                         =================

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $54,760,581.

Cash paid for interest on bank borrowings--$1,551,891.

Cash paid for interest on short-term floating rate notes issued--$9,746,370.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED JULY 31,                                     2007            2006          2005          2004          2003
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $     11.44     $     11.52     $   10.31     $    9.97     $   10.60
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                .53 1           .55 1         .62 1         .68           .63
Net realized and unrealized gain (loss)                               --            (.02)         1.21           .27          (.66)
                                                             -----------------------------------------------------------------------
Total from investment operations                                     .53             .53          1.83           .95          (.03)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                (.54)           (.61)         (.62)         (.61)         (.60)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $     11.43     $     11.44     $   11.52     $   10.31     $    9.97
                                                             =======================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                                  4.67%           4.74%        18.20%         9.54%        (0.57)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                     $ 1,907,202     $ 1,213,319     $ 621,736     $ 401,491     $ 385,141
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                            $ 1,603,883     $   901,717     $ 477,934     $ 400,452     $ 410,237
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                               4.56%           4.85%         5.59%         6.52%         5.88%
Expenses excluding interest and fees on
short-term floating rate notes issued                               0.81%           0.92%         0.92%         1.00%         0.96%
Interest and fees on short-term floating
rate notes issued 4                                                 0.48%           0.52%         0.34%         0.20%         0.17%
                                                             -----------------------------------------------------------------------
Total expenses                                                      1.29%           1.44%         1.26%         1.20%         1.13%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                                  1.29%           1.44%         1.26%         1.17%         1.13%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               11%             43%            4%           27%           50%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

     4. Interest and fee expense relates to the Fund's  liability for short-term floating rate notes issued in  conjunction  with inverse  floating rate security transactions.  See Note 1 to the Fund's Financial  Statements which are included in the Fund's Statement of Additional Information.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CLASS B     YEAR ENDED JULY 31,                                      2007          2006          2005          2004           2003
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $   11.44     $   11.53     $   10.31     $    9.97     $    10.61
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                 .44 1         .47 1         .54 1         .64            .55
Net realized and unrealized gain (loss)                               .01          (.04)         1.22           .22           (.68)
                                                                --------------------------------------------------------------------
Total from investment operations                                      .45           .43          1.76           .86           (.13)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                 (.45)         (.52)         (.54)         (.52)          (.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   11.44     $   11.44     $   11.53     $   10.31     $     9.97
                                                                ====================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                                   3.94%         3.83%        17.40%         8.70%         (1.42)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                        $  66,992     $  64,421     $  59,530     $  65,991     $  101,079
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                               $  68,193     $  61,780     $  61,244     $  84,482     $  118,611
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                                3.79%         4.11%         4.90%         5.76%          5.09%
Expenses excluding interest and fees on
short-term floating rate notes issued                                1.60%         1.71%         1.69%         1.77%          1.73%
Interest and fees on short-term floating
rate notes issued 4                                                  0.48%         0.52%         0.34%         0.20%          0.17%
                                                                --------------------------------------------------------------------
Total expenses                                                       2.08%         2.23%         2.03%         1.97%          1.90%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                                   2.08%         2.23%         2.03%         1.94%          1.90%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                11%           43%            4%           27%            50%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

     4. Interest and fee expense relates to the Fund's  liability for short-term floating rate notes issued in  conjunction  with inverse  floating rate security transactions.  See Note 1 to the Fund's Financial  Statements which are included in the Fund's Statement of Additional Information.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C     YEAR ENDED JULY 31,                                      2007           2006          2005          2004          2003
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $    11.41     $    11.50     $   10.29     $    9.95     $   10.58
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                 .44 1          .46 1         .52 1         .60           .54
Net realized and unrealized gain (loss)                               .01           (.03)         1.23           .26          (.66)
                                                               ---------------------------------------------------------------------
Total from investment operations                                      .45            .43          1.75           .86          (.12)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                 (.46)          (.52)         (.54)         (.52)         (.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $    11.40     $    11.41     $   11.50     $   10.29     $    9.95
                                                               =====================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                                   3.89%          3.85%        17.33%         8.71%        (1.33)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                       $  482,657     $  232,242     $  79,616     $  31,102     $  27,898
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                              $  362,456     $  149,437     $  43,444     $  30,371     $  27,011
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                                3.78%          4.05%         4.73%         5.74%         5.12%
Expenses excluding interest and fees on
short-term floating rate notes issued                                1.58%          1.68%         1.69%         1.78%         1.73%
Interest and fees on short-term floating
rate notes issued 4                                                  0.48%          0.52%         0.34%         0.20%         0.17%
                                                               ---------------------------------------------------------------------
Total expenses                                                       2.06%          2.20%         2.03%         1.98%         1.90%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                                   2.06%          2.20%         2.03%         1.95%         1.90%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                11%            43%            4%           27%           50%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

     4. Interest and fee expense relates to the Fund's  liability for short-term floating rate notes issued in  conjunction  with inverse  floating rate security transactions.  See Note 1 to the Fund's Financial  Statements which are included in the Fund's Statement of Additional Information.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer California Municipal Fund (the Fund) is registered under the
Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans.
Class B shares will automatically convert to Class A shares six years after the date of purchase.

     The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National
Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and
"asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

and domestic securities whose values have been materially affected by what the
Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued.
Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates.
As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The
Fund will not invest more than 20% of its total assets in inverse floaters.
Inverse floaters amount to $152,576,844 as of July 31, 2007, which represents
5.11% of the Fund's total assets.

     Certain  inverse  floating  rate  securities  are  created  when  the  Fund purchases and  subsequently  transfers a municipal bond security (the "municipal bond")  to a  broker  dealer.  The  municipal  bond is  typically  a fixed  rate security.  The broker dealer (the  "sponsor")  creates a trust (the "Trust") and deposits the municipal  bond.  The Trust issues  short-term  floating rate notes available  to third  parties  and a  residual  interest  in the  municipal  bond
(referred to as an "inverse  floating rate  security") to the Fund. The terms of these inverse  floating rate securities grant the Fund the right to require that the Trust  issuing the inverse  floating  rate  security  compel a tender of the short-term  floating  rate  notes to  facilitate  the Fund's  repurchase  of the underlying  municipal bond.  Following such a request, the Fund pays the sponsor the principal  amount due to the holders of the  short-term  floating rate notes issued by the Trust and  exchanges  the inverse  floating  rate security for the underlying  municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the
Fund includes the municipal bond position on its Statement of  Investments  (but does not separately include the inverse floating rate securities received).  The
Fund also includes the value of the municipal bond and a payable amount equal to the  short-term  floating  rate notes  issued by the Trust on its  Statement  of
Assets and  Liabilities.  The interest rates on these  short-term  floating rate notes  reset  periodically,  usually  weekly.  The  holders of these  short-term floating rate notes have the option to tender their  investment,  to the sponsor or the Trust's  liquidity  provider,  for  redemption at par at each reset date.
Income from the municipal bond position and the interest  expense on the payable for the  short-term  floating rate notes issued by the Trust are recorded on the
Fund's Statement of Operations. At July 31, 2007, municipal bond holdings with a value of $605,835,138  shown on the Fund's  Statement of Investments are held by such Trusts and serve as collateral for the $460,930,000 in short-term  floating rate notes issued and outstanding at that date.

At July 31, 2007, the Fund's residual exposure to these types of inverse floating rate securities were as follows:

PRINCIPAL     INVERSE                                                            COUPON    MATURITY     VALUE AS OF
AMOUNT        FLOATER 1                                                         RATES 2       DATES   JULY 31, 2007
--------------------------------------------------------------------------------------------------------------------

$10,850,000   CA GO DRIVERS                                                       6.091%     8/1/13   $  11,403,567
 12,490,000   CA GO RITES                                                         4.690      6/1/31      13,147,723
 10,885,000   CA Golden State Tobacco Securitization Corp. ROLs                   8.470      6/1/45      11,572,932
  9,250,000   CA Golden State Tobacco Securitization Corp. ROLs                   8.470      6/1/35      10,150,950
 25,000,000   CA Statewide CDA ROLs                                               5.900      4/1/36      24,500,000
  2,375,000   Los Angeles Dept. of Water & Power RITES                            6.535      7/1/24       2,473,943
  4,400,000   Los Angeles Harbor Dept. ROLs                                       8.680      8/1/25       5,002,448
  4,625,000   Los Angeles Harbor Dept. ROLs                                       8.690      8/1/26       5,225,973
  2,500,000   Los Angeles Unified School District ROLs                            7.560      7/1/15       2,765,775
  2,500,000   Los Angeles Unified School District ROLs                            7.560      7/1/16       2,765,775
  1,500,000   Los Angeles Unified School District ROLs                            7.560      7/1/17       1,659,465
  3,250,000   Merced Irrigation District ROLs                                     9.790      9/1/36       3,944,590
  2,250,000   Modesto Irrigation District (Domestic Water)                        9.317      9/1/37       2,171,250
  1,500,000   Northern CA Gas Authority ROLs 3                                    8.360      7/1/27       1,200,000
  2,500,000   Port of Oakland RITES                                               7.035     11/1/15       2,703,550
  2,500,000   Port of Oakland RITES                                               7.285     11/1/17       2,719,625
  2,660,000   Port of Oakland RITES                                               8.035     11/1/25       2,898,283
  5,025,000   Port of Oakland RITES                                               6.535     11/1/32       5,319,867
  2,430,000   Port of Oakland RITES                                               6.535     11/1/22       2,645,201
  4,375,000   Puerto Rico Highway & Transportation Authority ROLs                 5.900      7/1/45       4,165,000
  7,000,000   Sacramento County Sanitation District Financing Authority RITES     6.240     12/1/35       6,706,000
  7,375,000   Sacramento County Sanitation District Financing Authority ROLs      5.940     12/1/35       7,021,000
  3,145,000   Sacramento Hsg. Authority ROLs                                      8.690      6/1/37       3,307,597
  1,880,000   San Diego Unified School District GO RITES                          6.604      7/1/27       2,258,594
  2,445,000   San Diego Unified School District GO RITES                          6.590      7/1/23       3,206,030
  4,000,000   University of California (Regents Medical Center) ROLs              7.840     5/15/47       3,970,000
                                                                                                      --------------
                                                                                                      $ 144,905,138
                                                                                                      ==============

1. For a list of abbreviations used in the Inverse Floater table see the
Portfolio Abbreviations table on page 49 of the Statement of Investments.

2. Represents the current interest rate for a variable rate bond known as an
"inverse floater."

3. Security is subject to a shortfall and forbearance agreement.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the
Fund would not be required to make such a reimbursement. The Manager monitors the Fund's potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund's investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 31,
2007, in addition to the exposure detailed in the preceding table, the Fund's maximum exposure under such agreements is estimated at approximately
$13,500,000.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the
Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of July 31, 2007, the Fund had purchased $4,756,000 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2007, securities with an aggregate market value of $3,043,688, representing 0.12% of the Fund's net assets, were in default.

     There are certain risks arising from geographic concentration in any state.
Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
   INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
   --------------------------------------------------------------------------
   $702,448                   $--             $7,502,280          $37,448,127

1. As of July 31, 2007, the Fund had $2,856,319 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2007, details of the capital loss carryforwards were as follows:

                      EXPIRING
                      ----------------------------------
                      2009                    $  789,546
                      2015                     2,066,773
                                              ----------
                      Total                   $2,856,319
                                              ==========

2. As of July 31, 2007, the Fund had $4,645,961 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2016.

3. During the fiscal year ended July 31, 2007, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended July 31, 2006, the Fund utilized $2,383,733 of capital loss carryforward to offset capital gains realized in that fiscal year.

The tax character of distributions paid during the years ended July 31, 2007 and
July 31, 2006 was as follows:

                                              YEAR ENDED           YEAR ENDED
                                           JULY 31, 2007        JULY 31, 2006
   --------------------------------------------------------------------------
   Distributions paid from:
   Exempt-interest dividends                 $90,850,879          $57,223,547
   Ordinary income                                67,809                   --
                                             --------------------------------
   Total                                     $90,918,688          $57,223,547
                                             ================================

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

             Federal tax cost of securities       $2,413,483,247
                                                  ==============

             Gross unrealized appreciation        $   59,803,301
             Gross unrealized depreciation           (22,355,174)
                                                  --------------
             Net unrealized appreciation          $   37,448,127
                                                  ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan (the
"Plan") for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006
(the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2007, the Fund's projected benefit obligations were increased by $84,464 and payments of $42,688 were made to retired trustees, resulting in an accumulated liability of $142,781 as of July 31, 2007.

     The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund.
For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The
Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities.
Deferral of trustees' fees under the plan will not affect the net assets of the
Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the
Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                    YEAR ENDED JULY 31, 2007      YEAR ENDED JULY 31, 2006
                                      SHARES          AMOUNT        SHARES          AMOUNT
-------------------------------------------------------------------------------------------

CLASS A
Sold                              81,514,563   $ 949,983,417    61,470,593   $ 702,679,345
Dividends and/or distributions
reinvested                         3,850,157      44,843,901     2,356,584      26,919,076
Redeemed                         (24,577,715)   (285,526,250)  (11,682,307)   (133,186,156)
                                 ----------------------------------------------------------
Net increase                      60,787,005   $ 709,301,068    52,144,870   $ 596,412,265
                                 ==========================================================

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST Continued

                                   YEAR ENDED JULY 31, 2007      YEAR ENDED JULY 31, 2006
                                     SHARES          AMOUNT        SHARES          AMOUNT
------------------------------------------------------------------------------------------

CLASS B
Sold                              1,606,321   $  18,718,253     1,827,466   $  20,914,336
Dividends and/or distributions
reinvested                          147,140       1,715,814       146,686       1,677,801
Redeemed                         (1,524,838)    (17,776,207)   (1,507,341)    (17,238,329)
                                 ---------------------------------------------------------
Net increase                        228,623   $   2,657,860       466,811   $   5,353,808
                                 =========================================================

------------------------------------------------------------------------------------------
CLASS C
Sold                             26,732,550   $ 311,135,710    15,301,733   $ 174,645,638
Dividends and/or distributions
reinvested                          706,001       8,200,866       318,044       3,624,253
Redeemed                         (5,461,755)    (63,424,511)   (2,193,411)    (24,992,995)
                                 ---------------------------------------------------------
Net increase                     21,976,796   $ 255,912,065    13,426,366   $ 153,276,896
                                 =========================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2007, were as follows:

                                           PURCHASES           SALES
            --------------------------------------------------------
            Investment securities     $1,203,086,008    $216,238,524

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

            FEE SCHEDULE
            ---------------------------------------
            Up to $200 million                0.60%
            Next $100 million                 0.55
            Next $200 million                 0.50
            Next $250 million                 0.45
            Next $250 million                 0.40
            Over $1 billion                   0.35

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended July 31, 2007, the Fund paid $561,139 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has
adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the
Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at June 30, 2007 for Class B and Class C shares were
$2,848,334 and $6,300,812, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                        CLASS A         CLASS B         CLASS C
                        CLASS A      CONTINGENT      CONTINGENT      CONTINGENT
                      FRONT-END        DEFERRED        DEFERRED        DEFERRED
                  SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                    RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED          DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
--------------------------------------------------------------------------------
July 31, 2007        $1,386,073        $123,030        $118,947        $163,736

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager has voluntarily undertaken to limit its management fees not to exceed 0.55% of average annual net assets for each class of shares. This voluntary undertaking may be amended or withdrawn by the Manager at any time without notice to shareholders.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of July 31, 2007, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of
Investments.

--------------------------------------------------------------------------------
6. BORROWINGS

The Fund can borrow money from banks in amounts up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

     The Fund has entered into a Revolving Credit and Security Agreement (the
"Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $900 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the
Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (5.2958% as of July 31, 2007). The Fund pays additional fees of 0.30% per annum on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $900 million facility size.

     For the year ended July 31, 2007, the average daily loan balance was
$34,926,849 at an average daily interest rate of 5.286%. The Fund had borrowings outstanding of $24,100,000 at July 31, 2007 at an interest rate of 5.2958%. The
Fund had gross borrowings and gross loan repayments of $766,600,000 and
$762,800,000, respectively, during the year ended July 31, 2007. The maximum amount of borrowings outstanding at any month-end during the year ended July 31,
2007 was $122,000,000. The Fund paid $137,359 in fees and $1,551,891 in interest during the year ended July 31, 2007.

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109,
ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized.
FIN 48 is effective for fiscal years beginning after December 15, 2006. As of
July 31, 2007, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The
Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

     In September 2006, ("FASB") issued Statement of Financial Accounting
Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS
No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of July 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts;
however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

                                  Appendix A

                             RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the
nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate.
The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality.
They carry the smallest degree of investment risk.  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa"
securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations.
Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:  Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS - TAXABLE DEBT)
These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The
McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o     Nature of and provisions of the obligation; and
o     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
   The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" have the highest rating assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA:  An obligation rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibit adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" are more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" are currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated "D" are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+)
or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and
interest-only and principal-only mortgage securities. The absence of an `r'
symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the
Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:

A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o     Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will
      be treated as a note; and
o     Source of payment-the more dependent the issue is on the market for its refinancing, the more likely
      it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency"
ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and
"D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D"
have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                  Appendix B

     OppenheimerFunds Special Sales Charge Arrangements and Waivers

     In certain  cases,  the initial  sales  charge that applies to purchases of
Class A shares(1) of the  Oppenheimer  funds or the  contingent  deferred  sales charge  that may apply to Class A, Class B or Class C shares  may be  waived.(2)
That is because of the economies of sales efforts  realized by  OppenheimerFunds
Distributor,  Inc.,  (referred to in this document as the "Distributor"),  or by dealers  or other  financial  institutions  that offer  those  shares to certain classes of investors. Not all waivers apply to all funds.

     For  the  purposes  of  some  of the  waivers  described  below  and in the
Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

     1) plans  created  or  qualified  under  Sections  401(a)  or 401(k) of the
Internal Revenue Code,

     2) non-qualified deferred compensation plans,

     3) employee benefit plans(3)

     4) Group Retirement Plans(4)

     5) 403(b)(7) custodial plan accounts

     6) Individual  Retirement  Accounts ("IRAs"),  including  traditional IRAs,
Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

     The interpretation of these provisions as to the applicability of a special arrangement  or waiver in a  particular  case is in the sole  discretion  of the
Distributor or the transfer agent (referred to in this document as the "Transfer
Agent")  of  the  particular   Oppenheimer   fund.  These  waivers  and  special
arrangements  may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds,  Inc. (referred to in this document as the
"Manager").

     Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

     Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

     Purchases  of Class A Shares of  Oppenheimer  Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales
Charge (unless a waiver applies).

     There is no initial  sales  charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent  deferred  sales charge if redeemed  within 18 months (24 months in the case of Oppenheimer  Rochester National  Municipals and
Rochester  Fund  Municipals)  of the  beginning of the  calendar  month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix  applies to the  redemption).  Additionally,  on shares  purchased under these  waivers that are subject to the Class A contingent  deferred  sales charge,  the  Distributor  will pay the applicable  concession  described in the
Prospectus  under "Class A Contingent  Deferred  Sales  Charge."(5)  This waiver provision applies to:

     |_| Purchases of Class A shares aggregating $1 million or more.

     |_|  Purchases of Class A shares,  prior to March 1, 2007,  by a Retirement
Plan that was  permitted to purchase  such shares at net asset value but subject to a contingent  deferred  sales charge  prior to March 1, 2001.  That  included plans  (other than IRA or 403(b)(7)  Custodial  Plans)  that:  1) bought  shares costing  $500,000 or more,  2) had at the time of purchase 100 or more  eligible employees  or total plan  assets of  $500,000 or more,  or 3)  certified  to the
Distributor that it projects to have annual plan purchases of $200,000 or more.

     |_|  Purchases  by  an  OppenheimerFunds-sponsored  Rollover  IRA,  if  the purchases are made:

     1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

     2) by a direct rollover of a distribution from a qualified  Retirement Plan if the  administrator  of that  Plan  has  made  special  arrangements  with the
Distributor for those purchases.

     |_|  Purchases of Class A shares by  Retirement  Plans that have any of the following record-keeping arrangements:

     1) The record  keeping is  performed by Merrill  Lynch Pierce  Fenner &
Smith,  Inc.  ("Merrill  Lynch") on a daily  valuation  basis for the Retirement
Plan. On the date the plan sponsor signs the  record-keeping  service  agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a)  mutual  funds,  other than  those  advised  or managed by Merrill  Lynch
Investment  Management,  L.P. ("MLIM"),  that are made available under a Service
Agreement  between Merrill Lynch and the mutual fund's principal  underwriter or distributor,  and (b) funds  advised or managed by MLIM (the funds  described in
(a) and (b) are referred to as "Applicable Investments").

     2) The record  keeping  for the  Retirement  Plan is  performed  on a daily valuation  basis by a record keeper whose services are provided under a contract or arrangement  between the Retirement  Plan and Merrill Lynch.  On the date the plan sponsor signs the record keeping service  agreement with Merrill Lynch, the
Plan must have $5 million or more of its assets  (excluding  assets  invested in money market funds) invested in Applicable Investments.

     3) The record  keeping  for a  Retirement  Plan is handled  under a service agreement  with  Merrill  Lynch  and on the  date the plan  sponsor  signs  that agreement,  the Plan has 500 or more eligible  employees  (as  determined by the
Merrill Lynch plan conversion manager).

     Waivers of Class A Sales Charges of Oppenheimer Funds

     A. Waivers of Initial and  Contingent  Deferred  Sales  Charges for Certain
Purchasers.

     Class A shares purchased by the following  investors are not subject to any
Class A sales charges (and no  concessions  are paid by the  Distributor on such purchases):

     |_| The Manager or its affiliates.

     |_| Present or former  officers,  directors,  trustees and  employees  (and their  "immediate  families") of the Fund, the Manager and its  affiliates,  and retirement plans  established by them for their  employees.  The term "immediate family" refers to one's spouse, children, grandchildren,  grandparents, parents, parents-in-law,  brothers and sisters,  sons- and daughters-in-law,  a sibling's spouse, a spouse's siblings,  aunts,  uncles,  nieces and nephews;  relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

     |_| Registered  management  investment  companies,  or separate accounts of insurance  companies having an agreement with the Manager or the Distributor for that purpose.

     |_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase  shares for their own accounts or for  retirement  plans for their employees.

     |_| Employees and registered representatives (and their spouses) of dealers or brokers  described  above or  financial  institutions  that have entered into sales  arrangements  with such dealers or brokers (and which are  identified  as such to the Distributor) or with the Distributor.  The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).

     |_| Dealers,  brokers,  banks or registered  investment  advisors that have entered into an agreement with the Distributor  providing  specifically  for the use of shares of the Fund in particular  investment  products made  available to their clients.  Those clients may be charged a transaction  fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

     |_|  Investment  advisors and  financial  planners who have entered into an agreement  for this  purpose  with the  Distributor  and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

     |_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

     |_| Clients of investment advisors or financial planners (that have entered into an  agreement  for this purpose  with the  Distributor)  who buy shares for their own accounts may also  purchase  shares  without  sales charge but only if their  accounts are linked to a master  account of their  investment  adviser or financial  planner on the books and  records of the broker,  agent or  financial intermediary  with which the  Distributor  has made such special  arrangements .
Each of these  investors may be charged a fee by the broker,  agent or financial intermediary for purchasing shares.

     |_| Directors,  trustees, officers or full-time employees of OpCap Advisors or its  affiliates,  their  relatives or any trust,  pension,  profit sharing or other benefit plan which beneficially owns shares for those persons.

     |_|  Accounts  for which  Oppenheimer  Capital  (or its  successor)  is the investment  adviser (the  Distributor  must be advised of this  arrangement) and persons  who are  directors  or  trustees  of the  company or trust which is the beneficial owner of such accounts.

     |_| A unit investment trust that has entered into an appropriate  agreement with the Distributor.

     |_| Dealers,  brokers,  banks, or registered  investment advisers that have entered  into an  agreement  with the  Distributor  to sell  shares  to  defined
contribution   employee  retirement  plans  for  which  the  dealer,  broker  or investment adviser provides administration services.

     |_|  Retirement  Plans and deferred  compensation  plans and trusts used to fund those plans  (including,  for example,  plans  qualified  or created  under sections  401(a),  401(k),  403(b) or 457 of the Internal Revenue Code), in each case if those  purchases  are made  through a broker,  agent or other  financial intermediary  that has made special  arrangements with the Distributor for those purchases.

     |_| A  TRAC-2000  401(k)  plan  (sponsored  by the  former  Quest for Value
Advisors)  whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the  termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

     |_| A qualified  Retirement  Plan that had agreed with the former Quest for
Value Advisors to purchase  shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through  DCXchange,  a sub-transfer agency mutual fund clearinghouse,  if that arrangement was consummated and share purchases commenced by December 31, 1996.

     |_|  Effective  March 1, 2007,  purchases of Class A shares by a Retirement
Plan that was  permitted to purchase  such shares at net asset value but subject to a contingent  deferred  sales charge  prior to March 1, 2001.  That  included plans  (other than IRA or 403(b)(7)  Custodial  Plans)  that:  1) bought  shares costing  $500,000 or more,  2) had at the time of purchase 100 or more  eligible employees  or total plan  assets of  $500,000 or more,  or 3)  certified  to the
Distributor that it projects to have annual plan purchases of $200,000 or more.

     |_|  Effective  October  1, 2005,  taxable  accounts  established  with the proceeds of Required Minimum Distributions from Retirement Plans.

     |_| Purchases by former  shareholders of Atlas Strategic Income Fund of the
Class A shares  of any  Oppenheimer  fund  that is  available  for  exchange  to shareholders of Oppenheimer Strategic Income Fund.

     B. Waivers of the Class A Initial and Contingent  Deferred Sales Charges in
Certain Transactions.

     1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

     |_|  Shares  issued  in plans of  reorganization,  such as  mergers,  asset acquisitions and exchange offers, to which the Fund is a party.

     |_|  Shares   purchased   by  the   reinvestment   of  dividends  or  other
distributions  reinvested  from  the  Fund or  other  Oppenheimer  funds or unit investment  trusts for which  reinvestment  arrangements have been made with the
Distributor.

     |_|  Shares  purchased  by  certain  Retirement  Plans  that  are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

     |_|  Shares   purchased  by  the  reinvestment  of  loan  repayments  by  a participant  in a Retirement  Plan for which the Manager or an affiliate acts as sponsor.

     |_| Shares purchased in amounts of less than $5.

     2. Class A shares issued and purchased in the  following  transactions  are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the  Distributor  on  purchases  made  within the first 6 months of plan establishment):

     |_| Retirement Plans that have $5 million or more in plan assets.

     |_|  Retirement  Plans with a single plan  sponsor  that have $5 million or more in aggregate assets invested in Oppenheimer funds.

     C.  Waivers of the Class A  Contingent  Deferred  Sales  Charge for Certain
Redemptions.

     The Class A contingent  deferred sales charge is also waived if shares that would otherwise be subject to the contingent  deferred sales charge are redeemed in the following cases:

     |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

     |_|  Involuntary  redemptions  of shares by operation of law or involuntary redemptions of small accounts  (please refer to  "Shareholder  Account Rules and
Policies," in the applicable fund Prospectus).

     |_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

     1) Following  the death or disability  (as defined in the Internal  Revenue
Code) of the  participant  or  beneficiary.  The death or disability  must occur after the participant's account was established.

     2) To return excess contributions.

     3) To return contributions made due to a mistake of fact.

     4) Hardship withdrawals, as defined in the plan.(6)

     5) Under a Qualified  Domestic  Relations Order, as defined in the Internal
Revenue  Code,  or, in the case of an IRA,  a divorce  or  separation  agreement described in Section 71(b) of the Internal Revenue Code.

     6) To meet the minimum  distribution  requirements of the Internal  Revenue
Code.

     7) To make "substantially  equal periodic payments" as described in Section
72(t) of the Internal Revenue Code.

     8) For loans to participants or beneficiaries.

     9) Separation from service.(7)

     10)  Participant-directed  redemptions to purchase  shares of a mutual fund
(other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

     11) Plan  termination  or  "in-service  distributions,"  if the  redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

     |_| For distributions  from 401(k) plans sponsored by  broker-dealers  that have entered into a special agreement with the Distributor allowing this waiver.

     |_| For  distributions  from retirement plans that have $10 million or more in plan  assets  and  that  have  entered  into a  special  agreement  with  the
Distributor.

     |_| For distributions  from retirement plans which are part of a retirement plan product or platform  offered by certain  banks,  broker-dealers,  financial advisors,  insurance  companies  or record  keepers  which have  entered  into a special agreement with the Distributor.

     |_| At the sole  discretion of the  Distributor,  the  contingent  deferred sales  charge  may  be  waived  for  redemptions  of  shares  requested  by  the
shareholder  of  record  within  60  days  following  the   termination  by  the
Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

     III.  Waivers of Class B, Class C and Class N Sales Charges of  Oppenheimer
Funds

     The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares  purchased in certain types of  transactions or redeemed in certain circumstances described below.

     A. Waivers for Redemptions in Certain Cases.

     The Class B, Class C and Class N contingent  deferred sales charges will be waived for  redemptions of shares in the following  cases:

     |_| Shares redeemed  involuntarily,  as described in  "Shareholder  Account
Rules and Policies," in the applicable Prospectus.

     |_|  Redemptions  from accounts other than  Retirement  Plans following the death or disability of the last surviving  shareholder.  The death or disability must have occurred  after the account was  established,  and for  disability you must provide  evidence of a  determination  of disability by the Social Security
Administration.

     |_|  The  contingent  deferred  sales  charges  are  generally  not  waived following the death or  disability of a grantor or trustee for a trust  account.
The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable  living trust for which the  trustee is also the sole  beneficiary.  The death or  disability  must have occurred after the account was established,  and for disability you must provide evidence of a  determination  of disability (as defined in the Internal  Revenue
Code).

     |_|  Distributions  from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

     |_| At the sole  discretion of the  Distributor,  the  contingent  deferred sales  charge  may  be  waived  for  redemptions  of  shares  requested  by  the
shareholder  of  record  within  60  days  following  the   termination  by  the
Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

     |_|  Redemptions  of Class B shares held by Retirement  Plans whose records are  maintained on a daily  valuation  basis by Merrill Lynch or an  independent record keeper under a contract with Merrill Lynch.

     |_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial  institutions  that have entered into a special arrangement with the Distributor for this purpose.

     |_|  Redemptions of Class C shares of an Oppenheimer  fund in amounts of $1 million or more requested in writing by a Retirement  Plan sponsor and submitted more than 12 months  after  the  Retirement  Plan's  first  purchase  of Class C shares,  if the  redemption  proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.

     |_| Distributions(8)  from Retirement Plans or other employee benefit plans for any of the following purposes:

     1) Following  the death or disability  (as defined in the Internal  Revenue
Code) of the  participant  or  beneficiary.  The death or disability  must occur after the participant's account was established in an Oppenheimer fund.

     2) To return excess contributions made to a participant's account.

     3) To return contributions made due to a mistake of fact.

     4) To make hardship withdrawals, as defined in the plan.(9)

     5) To make  distributions  required  under a Qualified  Domestic  Relations
Order or, in the case of an IRA, a divorce or separation  agreement described in
Section 71(b) of the Internal Revenue Code.

     6) To meet the minimum  distribution  requirements of the Internal  Revenue
Code.

     7) To make "substantially  equal periodic payments" as described in Section
72(t) of the Internal Revenue Code.

     8) For loans to participants or beneficiaries.(10)

     9) On account of the participant's separation from service.(11)

     10)  Participant-directed  redemptions to purchase  shares of a mutual fund
(other  than a fund  managed by the  Manager  or a  subsidiary  of the  Manager)
offered  as an  investment  option  in a  Retirement  Plan if the  plan has made special arrangements with the Distributor.

     11)  Distributions  made on account of a plan  termination or  "in-service"
distributions,  if the  redemption  proceeds  are  rolled  over  directly  to an
OppenheimerFunds-sponsored IRA.

     12) For  distributions  from a  participant's  account  under an  Automatic
Withdrawal  Plan  after  the  participant  reaches  age 59  1/2,  as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.

     13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement  Plan,  if the  aggregate  value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.

     14) For distributions  from 401(k) plans sponsored by  broker-dealers  that have entered  into a special  arrangement  with the  Distributor  allowing  this waiver.

     |_|  Redemptions  of Class B shares  or Class C shares  under an  Automatic
Withdrawal  Plan from an account  other than a Retirement  Plan if the aggregate value  of the  redeemed  shares  does  not  exceed  10% of the  account's  value annually.

     B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge isalso waived on Class B and Class C

|_|   Shares sold to the Managaer or its affiliates.

     |_| Shares sold to registered  management  investment companies or separate accounts of  insurance  companies  having an  agreement  with the Manager or the
Distributor for that purpose.

     |_| Shares issued in plans of  reorganization to which the Fund is a party.

     |_| Shares  sold to  present or former  officers,  directors,  trustees  or employees (and their  "immediate  families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates  and  retirement  plans  established by them  for  their  employees.

     IV.  Special  Sales  Charge   Arrangements   for  Shareholders  of  Certain
Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

     The initial and  contingent  deferred  sales  charge  rates and waivers for
Class A, Class B and Class C shares  described in the Prospectus or Statement of
Additional  Information of the Oppenheimer funds are modified as described below for certain  persons who were  shareholders of the former Quest for Value Funds.
To be eligible,  those persons must have been shareholders on November 24, 1995, when OppenheimerFunds,  Inc. became the investment adviser to those former Quest for Value Funds.  Those funds include:

Oppenheimer  Rising Dividends Fund, Inc.
Oppenheimer  Small- &  Mid- Cap Value Fund
Oppenheimer  Quest Balanced Fund
Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest Opportunity Value Fund

     These  arrangements  also apply to shareholders of the following funds when they merged (were  reorganized)  into various  Oppenheimer funds on November 24,
1995:

   Quest for Value U.S. Government Income
   Fund
   Quest for Value New York Tax-Exempt Fun
   Quest for Value Investment Quality
   Income Fund
   Quest for Value National Tax-Exempt
   Fund
   Quest for Value Global Income Fund
   Quest for Value California Tax-Exempt
   Fund

     All of the funds  listed  above are  referred  to in this  Appendix  as the
"Former Quest for Value Funds." The waivers of initial and  contingent  deferred sales charges  described in this Appendix apply to shares of an Oppenheimer fund that are either:

     |_|  acquired by such  shareholder  pursuant to an exchange of shares of an
Oppenheimer fund that was one of the Former Quest for Value Funds, or

     |_|  purchased  by such  shareholder  by  exchange  of  shares  of  another
Oppenheimer fund that were acquired  pursuant to the merger of any of the Former
Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

     A. Reductions or Waivers of Class A Sales Charges.

     |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

     Purchases by Groups and  Associations.  The following  table sets forth the initial  sales  charge  rates  for  Class  A  shares  purchased  by  members  of
"Associations" formed for any purpose other than the purchase of securities. The rates in the  table  apply if that  Association  purchased  shares of any of the
Former Quest for Value Funds or received a proposal to purchase such shares from
OCC Distributors prior to November 24, 1995.

Number of Eligible              Initial Sales Charge as         Initial Sales Charge as a %     Concession as %
Employees or Members            a % of Offering Price           of Net Amount Invested          of Offering Price

--------------------------------------------------------------------------------
9 or Fewer                           2.50%                             2.56%                  2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At least 10 but not                  2.00%                             2.04%                  1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain Shareholders.  Class A
shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former
            Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B.    Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either
            Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or After March 6, 1995
but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S.
            Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or
            Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class
B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.
V.    Special Sales Charge Arrangements for Shareholders of Certain
      Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
      Investment Accounts, Inc.
---------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix)
of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Core Bond Fund,
   Oppenheimer Value Fund and
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account         Connecticut Mutual Total Return
   Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account         CMIA Diversified Income Account

A.    Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain shareholders of a
Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A
CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of
            Accumulation, who still hold those shares in that Fund or other
            Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|   Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the
            Former Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former
            Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual
            Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate
Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.    Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut
Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut
Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or
      403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4)    as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.   Special Reduced Sales Charge for Former Shareholders of Advance
      America Funds, Inc.
------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those
Oppenheimer funds on October 18, 1991, and who held shares of Advance America
Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.  Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
      Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of
         Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment adviser of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment adviser or distributor for that purpose,

|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
         Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the
         Fund in specific investment products made available to their clients, and

|_|   dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
         Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment adviser provides administrative services.

(1) In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

(1) Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
(2) In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to
"redemptions" mean "repurchases" of shares.
(3) An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
(4) The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement
Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
(5) However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a
Retirement Plan that pays for the purchase with the redemption proceeds of
Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
(6) This provision does not apply to IRAs.
(7) This provision only applies to qualified retirement plans and 403(b)(7)
custodial plans after your separation from service in or after the year you reached age 55.
(8) The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
(9) This provision does not apply to IRAs.
(10) This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
(11) This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Oppenheimer California Municipal Fund

Internet Website
     www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1.800.CALL OPP(225.5677)

Custodian Bank
     Citibank, N.A.
     111 Wall Street
     New York, New York 10005

Independent Registered Public Accounting Firm
     KPMG LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
      Mayer Brown LLP
      1675 Broadway
      New York, New York 10019

(OppenheimerFunds logo)

PX0790.001.1007

                    OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                                  FORM N-1A

                                    PART C

                              OTHER INFORMATION

Item 23. Exhibits

(a)   Amended  and  Restated  Declaration  of  Trust  dated  August  5,  2002:
Previously  filed  with   Post-Effective   Amendment  No.  24  (09/28/04)  and
incorporated herein by reference.

(b)   (i)  Amended  and  Restated  By-Laws  dated  as of  December  14,  2000:
Previously filed with Registrant's  Post-Effective Amendment No. 20 (11/23/01)
and incorporated herein by reference.

      (ii) Amendment No. 1 to the Amended and Restated By-Laws dated August
11, 2005: Previously filed with Registrant's Post-Effective Amendment No. 27
(09/25/06) and incorporated herein by reference.

(c)  (i)  Specimen   Class  A  Share   Certificate:   Previously   filed  with
Registrant's  Post-Effective  Amendment  No. 20  (11/23/01)  and  incorporated herein by reference.

     (ii)  Specimen  Class  B  Share   Certificate:   Previously   filed  with
Registrant's  Post-Effective  Amendment  No. 20  (11/23/01)  and  incorporated herein by reference.

     (iii)  Specimen  Class  C  Share   Certificate:   Previously  filed  with
Registrant's  Post-Effective  Amendment  No. 20  (11/23/01)  and  incorporated herein by reference.

(d)   Amended and Restated Investment Advisory Agreement dated January 1,
2005: Previously filed with Registrant's Post-Effective Amendment No. 25,
(09/27/05), and incorporated herein by reference.

(e)   (i)  General   Distributor's   Agreement   dated   December   10,  1992:
Previously filed with Registrant's  Post-Effective  Amendment No. 6 (4/28/93),
refiled with Registrant's  Post-Effective  Amendment No. 10 (4/25/95) pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(ii)  Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.:
Previously filed with Post-Effective Amendment No. 34 to the Registration
Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850),
(10/23/06), and incorporated herein by reference.

(iii) Form of Broker Agreement of OppenheimerFunds Distributor, Inc.:
Previously filed with Post-Effective Amendment No. 34 to the Registration
Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850),
(10/23/06), and incorporated herein by reference.

(iv)  Form of Agency Agreement of OppenheimerFunds Distributor, Inc.:
Previously filed with Post-Effective Amendment No. 34 to the Registration
Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850),
(10/23/06), and incorporated herein by reference.

      (v)     Form of Trust Company Fund/SERV Purchase Agreement of
OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective
Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund
(Reg. No. 2-62076), (10/26/01), and incorporated herein by reference.

      (vi) Form of Trust Company Agency Agreement of OppenheimerFunds
Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg.
No.33-17850), (10/23/06), and incorporated herein by reference.

(f)   (i)   Amended and Restated Retirement Plan for Non-Interested Trustees
or Directors dated 8/9/01: Previously filed with Post-Effective Amendment No.
34 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund
(Reg. No. 2-82590), (10/25/01), and incorporated herein by reference.

      (ii)  Form of Compensation Deferral Plan for Disinterested
Trustees/Directors: Previously filed with Post-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Baring Japan Fund (Reg. No.
333-137581), (9/27/07), and incorporated herein by reference.

(g)   (i) Global Custodial  Services Agreement dated July 15, 2003, as amended
September 13, 2006,  between Registrant and Citibank,  N.A.:  Previously filed with  Post-Effective  Amendment  No.  27  to  the  Registration  Statement  of
Oppenheimer  California  Municipal  Fund (Reg.  No.  33-23566),  9/26/06,  and
incorporated herein by reference.

      (ii) Global Custody Agreement dated July 15, 2003 as amended July 26,
2007: Previously filed with Post-Effective Amendment No.1 to the Registration
Statement of Oppenheimer Rochester Arizona Municipal Fund, Inc. (Reg. No.
333-132778), (7/26/07), and incorporated herein by reference.

      (iii) Amended and Restated Foreign Custody Manager Agreement dated May
31, 2001, as amended July 15, 2003: Previously filed with the Pre-Effective
Amendment No. 1 to the Registration Statement of Oppenheimer International
Large-Cap Core Trust (Reg. No. 333-106014), (8/5/03), and incorporated herein by reference.

(h)   Not applicable.

(i)   Opinion and Consent of Counsel dated October 6, 1988:  Previously  filed with Registrant's  Pre-Effective Amendment No. 1 to Registrant's  Registration
Statement (10/7/88),  refiled with Registrant's  Post-Effective  Amendment No.
10, (4/25/95)  pursuant to Item 102 of Regulation S-T and incorporated  herein by reference.

(j)   Independent Registered Public Accounting Firm's Consent: Filed herewith.

(k)   Not applicable.

(l)   Investment  Letter  from  OppenheimerFunds,  Inc.  to  Registrant  dated
September  7,  1988:   Previously  filed  with   Registrant's   Post-Effective
Amendment No. 17 (11/24/98), and incorporated herein by reference.

(m)   (i) Amended and Restated  Service Plan and  Agreement for Class A shares dated  October 26, 2005:  Previously  filed with  Registrant's  Post-Effective
Amendment No. 27 (09/25/06) and incorporated herein by reference.

      (ii) Amended and Restated  Distribution  and Service Plan and  Agreement
for Class B shares dated October 26, 2005:  Previously filed with Registrant's
Post-Effective   Amendment  No.  27  (09/25/06)  and  incorporated  herein  by reference.

      (iii) Amended and Restated  Distribution  and Service Plan and Agreement
for Class C shares dated October 26, 2005:  Previously filed with Registrant's
Post-Effective   Amendment  No.  27  (09/25/06)  and  incorporated  herein  by reference.

(n)   (i)  Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through 8/29/07: Previously filed with the Initial Registration Statement of
Oppenheimer Portfolio Series Fixed Income Investor Fund (Reg. No.
333-146105), (9/14/07), and incorporated herein by reference.

     (o) (i) Power of Attorney for all Trustees/Directors and Brian Wixted dated
August 16, 2007:  Previously  filed with  Pre-Effective  Amendment  No. 1 to the
Registration  Statement of Oppenheimer Global Value Fund (Reg. No.  333-144517),
9/10/07, and incorporated herein by reference.

     (p)  Amended and  Restated  Code of Ethics of the  Oppenheimer  Funds dated
August  30,  2007  under  Rule  17j-1  of the  Investment  Company  Act of 1940:
Previously  filed  with  the  Initial  Registration   Statement  of  Oppenheimer
Portfolio Series Fixed Income Investor Fund (Reg. No.  333-146105),  (09/14/07),
and incorporated herein by reference.

Item 24. - Persons Controlled by or Under Common Control with the Fund

None.

Item 25. - Indemnification

Reference is made to the provisions of Article Seventh of Registrant's
Amended and Restated Declaration of Trust filed as Exhibit 23(a) to this
Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of
Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities
Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by
Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person,
Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser

(a)   OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b)   There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

--------------------------------------------------------------------------------
Name and Current Position
with OppenheimerFunds, Inc. Other Business and Connections  During the Past Two
                            Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Timothy L. Abbuhl,          Vice  President  of  OppenheimerFunds  Distributor,
Vice President              Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Patrick Adams               None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert Agan,                Senior  Vice  President  of  Shareholder  Financial
Senior Vice President       Services,  Inc. and  Shareholders  Services,  Inc.;
                            Vice  President  of  OppenheimerFunds  Distributor,
                            Inc.,  Centennial Asset Management  Corporation and
                            OFI Private Investments Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Carl Algermissen,           None
Vice President & Associate
Counsel
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael Amato,              None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Tracey Beck Apostolopoulos, None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Janette Aprilante,          Secretary  (since  December  2001)  of:  Centennial
Vice President & Secretary  Asset  Management   Corporation,   OppenheimerFunds
                            Distributor,  Inc.,  HarbourView  Asset  Management
                            Corporation  (since  June 2003),  Oppenheimer  Real
                            Asset  Management,   Inc.,   Shareholder  Financial
                            Services,   Inc.,   Shareholder   Services,   Inc.,
                            Trinity  Investment  Management  Corporation (since
                            January  2005),  OppenheimerFunds  Legacy  Program,
                            OFI Private  Investments Inc. (since June 2003) and
                            OFI  Institutional  Asset  Management,  Inc. (since
                            June  2003).   Assistant  Secretary  of  OFI  Trust
                            Company (since December 2001).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dmitri Artemiev             Formerly (until January 2007)  Analyst/Developer at
Assistant Vice President    Fidelity Investments.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Hany S. Ayad,               None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
James F. Bailey,            Senior  Vice  President  of  Shareholder  Services,
Senior Vice President       Inc.  (since March 2006).  Formerly Vice  President
                            at T. Rowe Price  Group  (September  2000 - January
                            2006).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert Baker,               None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John Michael Banta,         None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Adam Bass,                  None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kevin Baum,                 None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jeff Baumgartner,           None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Marc Baylin,                None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Todd Becerra,               None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kathleen Beichert,          Vice  President  of  OppenheimerFunds  Distributor,
Senior Vice President       Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gerald B. Bellamy,          Assistant  Vice  President  (Sales  Manager  of the
Assistant Vice President    International  Division) of OFI Institutional Asset
                            Management, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Erik S. Berg,               None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert Bertucci,            None
Assistant Vice President:
Rochester Division
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Rajeev Bhaman,              None
Senior Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Craig Billings,             None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mark Binning,               None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert J. Bishop,           Treasurer (since October 2003) of  OppenheimerFunds
Vice President              Distributor,  Inc. and Centennial  Asset Management
                            Corporation.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Beth Bleimehl,              None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lisa I. Bloomberg,          None
Vice President & Associate
Counsel
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Veronika Boesch,            None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Chad Boll,                  None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Antulio N. Bomfim,          None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michelle Borre Massick,     None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lori E. Bostrom,            None
Vice President & Senior
Counsel
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lisa Bourgeois,             Assistant Vice  President of Shareholder  Services,
Assistant Vice President    Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David J. Bowers             Formerly  (until  July 2007)  Analyst at  Evergreen
Assistant Vice President    Investments.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John Boydell,               None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Garrett C. Broadrup,        Formerly  an  Associate  at Davis  Polk &  Wardwell
Assistant Vice President &  (October 2002 - October 2006)
Assistant Counsel
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael Bromberg,           None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Holly Broussard,            None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kristine Bryan-Levin,       None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Stephanie Bullington,       None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Paul Burke,                 None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mark Burns,                 None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
JoAnne Butler,              None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Geoffrey Caan,              None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dale William Campbell,      Formerly    (until   January   2007)   Manager   at
Assistant Vice President    OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Patrick Campbell,           None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Catherine Carroll,          None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Debra Casey,                None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maria Castro,               None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lisa Chaffee,               None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Charles Chibnik,            None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Patrick Sheng Chu,          None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Brett Clark,                None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
H.C. Digby Clements,        None
Vice President:
Rochester Division
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas Closs,               Formerly (until January 2007)  Development  Manager
Assistant Vice President    at OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Peter V. Cocuzza,           None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gerald James Concepcion,    None.
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Susan Cornwell,             Senior  Vice  President  of  Shareholder  Financial
Senior Vice President       Services,  Inc.  and  Shareholder  Services,  Inc.;
                            Vice  President  of  OppenheimerFunds  Distributor,
                            Inc.,  Centennial Asset Management  Corporation and
                            OppenheimerFunds Legacy Program.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Cheryl Corrigan,            None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Belinda J. Cosper,          None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Scott Cottier,              None
Vice President:
Rochester Division
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Laura Coulston,             None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Terry Crady,                Formerly     IT     Development      Manager     at
Assistant Vice President    OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
George Curry,               Vice  President  of  OppenheimerFunds  Distributor,
Vice President              Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Julie C. Cusker,            None
Assistant Vice President:
Rochester Division
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kevin Dachille,             None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John Damian,                None
Senior Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert Dawson,              None.
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John Delano,                None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kendra Delisa,              Formerly    (until   January   2007)   Manager   at
Assistant Vice President    OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard Demarco,            None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Craig P. Dinsell,           None
Executive Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Randall C. Dishmon,         None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Rebecca K. Dolan,           None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Steven D. Dombrower,        Senior Vice  President  of OFI Private  Investments
Vice President              Inc.;    Vice    President   of    OppenheimerFunds
                            Distributor, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Sara Donahue,               Formerly   (until   November   2006)   Manager   at
Assistant Vice President    OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Alicia Dopico,              Formerly    (until    August   2007)   Manager   at
Assistant Vice President    OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas Doyle,               None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Bruce C. Dunbar,            None
Senior Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Brian Dvorak,               None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard Edmiston,           None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
A. Taylor Edwards,          Formerly  Associate at Dechert LLP (September  2000
Vice President & Assistant  - December 2005).
Counsel
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Venkat Eleswarapu,          Formerly  Associate  Professor  of Finance at Texas
Vice President              Tech University (July 2005 - December 2005).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Daniel R. Engstrom,         None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
James Robert Erven,         None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
George R. Evans,            None
Senior Vice President &
Director of International
Equities
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Edward N. Everett,          None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kathy Faber,                None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David Falicia,              Assistant   Secretary   (as  of   July   2004)   of
Assistant Vice President    HarbourView Asset Management Corporation.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Rachel Fanopoulos,          Formerly    Manager    (until   August   2007)   of
Assistant Vice President    OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Matthew Farkas,             Formerly  Associate at Epstein Becker & Green, P.C.
Assistant Vice President    (September 2000 - March 2006).
and Assistant Counsel
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kristie Feinberg,           None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Emmanuel Ferreira,          None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ronald H. Fielding,         Vice  President  of  OppenheimerFunds  Distributor,
Senior Vice President;      Inc.;  Director  of ICI Mutual  Insurance  Company;
Chairman of the Rochester   Governor  of St.  John's  College;  Chairman of the
Division                    Board  of  Directors  of  International  Museum  of
                            Photography at George Eastman House.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Bradley G. Finkle,          None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Steven Fling,               None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John E. Forrest,            Senior   Vice    President   of    OppenheimerFunds
Senior Vice President       Distributor, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David Foxhoven,             Assistant   Vice   President  of   OppenheimerFunds
Vice President              Legacy Program.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Colleen M. Franca,          None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Barbara Fraser,             Formerly  Attorney in Private  Practice (April 2000
Vice President & Associate  - November 2005).
Counsel
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Donald French,              None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dominic Freud,              None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Hazem Gamal,                None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Charles Gapay,              Formerly (as of January  2007) Help Desk Manager at
Assistant Vice President    OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Seth Gelman,                None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Timothy Gerlach,            None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Charles W. Gilbert,         None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kurt Gibson,                Formerly  Manager at Barclays Capital (January 2002
Assistant Vice President    - April 2006).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Phillip S. Gillespie,       None
Senior Vice President &
Assistant Secretary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Alan C. Gilston,            None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jacqueline Girvin-Harkins,  None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jill E. Glazerman,          None
Senior Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Benjamin J. Gord,           Vice  President  of  HarbourView  Asset  Management
Vice President              Corporation   and   of  OFI   Institutional   Asset
                            Management, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Raquel Granahan,            None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert B. Grill,            None
Senior Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Carol Guttzeit,             None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Marilyn Hall,               None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kelly Haney,                None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Steve Hauenstein,           None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert W. Hawkins,          None
Vice President & Assistant
Counsel
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas B. Hayes,            None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Heidi Heikenfeld,           None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annika Helgerson,           None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Daniel Herrmann,            None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dennis Hess,                None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Joseph Higgins,             Vice   President   of   OFI   Institutional   Asset
Vice President              Management, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dorothy F. Hirshman,        None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Daniel Hoelscher,           None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Brian Hourihan,             Assistant  Secretary  of  OFI  Institutional  Asset
Vice President & Associate  Management,  Inc. (since April 2006). Formerly Vice
Counsel                     President  and  Senior  Counsel  at   Massachusetts
                            Financial Service Company (June 2004 - March 2006).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Edward Hrybenko,            Vice  President  of  OppenheimerFunds  Distributor,
Vice President              Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kevin Andrew Huddleston,    None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Scott T. Huebl,             Assistant   Vice   President  of   OppenheimerFunds
Vice President              Legacy Program.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Margaret Hui,               None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dana Hunter,                None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John Huttlin,               Senior   Vice    President    (Director    of   the
Senior Vice President       International  Division)  (since  January  2004) of
                            OFI Institutional Asset Management,  Inc.; Director
                            (since     June    2003)    of     OppenheimerFunds
                            International Distributor Limited.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
James G. Hyland,            None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kelly Bridget Ireland,      None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kathleen T. Ives,           Vice   President   and   Assistant   Secretary   of
Vice President, Senior      OppenheimerFunds  Distributor, Inc. and Shareholder
Counsel & Assistant         Services,  Inc.;  Assistant Secretary of Centennial
Secretary                   Asset  Management   Corporation,   OppenheimerFunds
                            Legacy Program and Shareholder  Financial Services,
                            Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William Jaume,              Senior  Vice   President   of   HarbourView   Asset
Vice President              Management  Corporation and OFI Institutional Asset
                            Management, Inc.; Director of OFI Trust Company.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Frank V. Jennings,          None
Senior Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John Jennings,              None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jin Jo,                     Formerly  Audit  Manager  at  Deloitte & Touche LLP
Assistant Vice President    (as of August 2007)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lisa Kadehjian,             None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Charles Kandilis,           None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Amee Kantesaria,            Formerly  Counsel  at  Massachusetts   Mutual  Life
Assistant Vice President    Insurance Company
                            (May 2005-December 2006).
Assistant Counsel
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Rezo Kanovich,              None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas W. Keffer,           None
Senior Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael Keogh,              Vice  President  of  OppenheimerFunds  Distributor,
Vice President              Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John Kiernan,               Formerly  Vice  President  and  Senior   Compliance
Assistant Vice President &  Officer,   Guardian  Trust  Company,   FSB  at  The
Marketing Compliance        Guardian Life  Insurance  Company of America (since
Manager                     February 1998 - November 2005).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael Kim,                None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Audrey Kiszla,              Formerly Vice  President at First Horizon  Merchant
Vice President              Services (December 2005- May 2006).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lisa Klassen,               None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard Knott,              None
Executive Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Daniel Kohn,                None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Martin S. Korn,             None
Senior Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Tatyana Kosheleva,          Formerly (as of April 2007) Finance  Manager at IBM
Assistant Vice President    Corp.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Brian Kramer,               None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
S. Arthur Krause,           Formerly Product Manager of OppenheimerFunds,  Inc.
Assistant Vice President    (as of January 2007).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gloria LaFond,              None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lisa Lamentino,             None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Tracey Lange,               Vice  President  of  OppenheimerFunds  Distributor,
Vice President              Inc. and OFI Private Investments Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jeffrey P. Lagarce,         President of OFI  Institutional  Asset  Management,
Senior Vice President       Inc. as of January 2005.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John Latino,                None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gayle Leavitt,              None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Christopher M. Leavy,       None
Senior Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Randy Legg,                 None
Vice President & Associate
Counsel
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Laura Leitzinger,           Senior  Vice  President  of  Shareholder  Services,
Senior Vice President       Inc. and Shareholder Financial Services, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Justin Leverenz,            None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael S. Levine,          None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Brian Levitt,               None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gang Li,                    None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shanquan Li,                None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Julie A. Libby,             Senior Vice  President  of OFI Private  Investments
Senior Vice President       Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Daniel Lifshey,             None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mitchell J. Lindauer,       None
Vice President & Assistant
General Counsel
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Bill Linden,                None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Malissa B. Lischin,         Assistant   Vice   President  of   OppenheimerFunds
Vice President              Distributor, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Justin Livengood,           None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Christina Loftus,           None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David P. Lolli,             None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Daniel G. Loughran          None
Senior Vice President:
Rochester Division
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Patricia Lovett,            Vice President of Shareholder  Financial  Services,
Senior Vice President       Inc.  and  Senior  Vice  President  of  Shareholder
                            Services, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Misha Lozovik,              None.
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dongyan Ma,                 None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Steve Macchia,              None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Daniel Martin,              None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jerry Mandzij,              None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Angelo G. Manioudakis,      Senior  Vice   President   of   HarbourView   Asset
Senior Vice President       Management  Corporation  and of  OFI  Institutional
                            Asset Management, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Carolyn Maxson,             None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William T. Mazzafro,        Formerly  self-employed as a securities  consultant
Vice President              (January 2004 - December 2005).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Trudi McKenna,              None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Neil McCarthy,              None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Elizabeth McCormack,        Vice   President   and   Assistant   Secretary   of
Vice President              HarbourView Asset Management Corporation.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Joseph McDonnell,           Formerly  Senior  Vice  President  at Lehman  Bros.
Vice President              (April 1995 - March 2006).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Joseph McGovern,            None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Charles L. McKenzie,        Chairman of the Board,  Director,  Chief  Executive
Senior Vice President       Officer  and   President  of  OFI  Trust   Company;
                            Chairman,    Chief   Executive    Officer,    Chief
                            Investment    Officer    and    Director   of   OFI
                            Institutional   Asset   Management,   Inc.;   Chief
                            Executive  Officer,   President,   Senior  Managing
                            Director   and   Director  of   HarbourView   Asset
                            Management   Corporation;    Chairman,   President;
                            Director   of   Trinity    Investment    Management
                            Corporation and Vice President of Oppenheimer  Real
                            Asset Management, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William McNamara,           None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mary McNamee,               None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael Medev,              None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lucienne Mercogliano,       None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jay Mewhirter,              None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Andrew J. Mika,             None
Senior Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jan Miller,                 None.
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Rejeev Mohammed,            None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Nikolaos D. Monoyios,       None
Senior Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Sarah Morrison,             Formerly   (as  of   January   2007)   Manager   at
Assistant Vice President    OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jill Mulcahy,               None
Vice President:
Rochester Division
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John V. Murphy,             President and  Management  Director of  Oppenheimer
Chairman, Chief             Acquisition   Corp.;   President  and  Director  of
Executive Officer &     Oppenheimer Real Asset Management,  Inc.;  Chairman
Director                    and  Director of  Shareholder  Services,  Inc.  and
                            Shareholder  Financial Services,  Inc.; Director of
                            OppenheimerFunds     Distributor,     Inc.,     OFI
                            Institutional   Asset  Management,   Inc.,  Trinity
                            Investment  Management  Corporation,  Tremont Group
                            Holdings,   Inc.,   HarbourView   Asset  Management
                            Corporation  and  OFI  Private   Investments  Inc.;
                            Executive  Vice President of  Massachusetts  Mutual
                            Life   Insurance    Company;    Director   of   DLB
                            Acquisition   Corporation;    a   member   of   the
                            Investment Company Institute's Board of Governors.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Meaghan Murphy,             None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Suzanne Murphy,             None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas J. Murray,           None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Christine Nasta,            None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Paul Newman,                None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William Norman,             None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
James B. O'Connell,         None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Matthew O'Donnell,          None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lisa Ogren,                 Formerly Manager at OppenheimerFunds, Inc.
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Tony Oh,                    None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John J. Okray,              None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kristina Olson,             None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lerae A. Palumbo,           None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kathleen Patton,            None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David P. Pellegrino,        None
Senior Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Allison C. Pells,           None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert H. Pemble,           None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lori L. Penna,              None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Brian Petersen,             None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Marmeline Petion-Midy,      None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David Pfeffer,              Senior  Vice   President   of   HarbourView   Asset
Senior Vice President &     Management Corporation since February 2004.
Chief Financial Officer
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
James F. Phillips,          None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gary Pilc,                  None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John Piper,                 Assistant Vice  President of Shareholder  Services,
Assistant Vice President    Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jeaneen Pisarra,            None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Nicolas Pisciotti,          None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Christine Polak,            None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Sergei Polevikov,           None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jeffrey Portnoy,            None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David Preuss,               None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ellen Puckett,              None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Paul Quarles,               None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael E. Quinn,           None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Julie S. Radtke,            None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Timothy Raeke,              Formerly  (as of July 2007) Vice  President  at MFS
Assistant Vice President    Investment Management.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Norma J. Rapini,            None
Assistant Vice President :
Rochester Division
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Corry E. Read,              None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Marc Reinganum,             None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jill Reiter,                None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Eric Rhodes,                None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Eric Richter,               Vice  President  of  HarbourView  Asset  Management
Vice President              Corporation.  Formerly Investment Officer at Alaska
                            Permanent Fund  Corporation  (April 2005 - February
                            2006)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Claire Ring,                None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Grace Roberts,              None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David Robertson,            Senior   Vice    President   of    OppenheimerFunds
Senior Vice President       Distributor, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert Robis,               None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Antoinette Rodriguez,       None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Stacey Roode,               None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jeffrey S. Rosen,           None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jessica Rosenfeld,          None.
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Stacy Roth,                 None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard Royce,              None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Adrienne Ruffle,            None.
Vice President & Assistant
Counsel
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kim Russomanno,             None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gerald Rutledge,            None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Julie Anne Ryan,            None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Timothy Ryan,               None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Rohit Sah,                  None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gary Salerno,               Formerly   (as  of  May  2007)   Separate   Account
Assistant Vice President    Business Liaison at OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Valerie Sanders,            None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kurt Savallo,               Formerly     Senior     Business     Analyst     at
Assistant Vice President    OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Rudi W. Schadt,             None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mary Beth Schellhorn,       Formerly  Human   Resources   Generalist  at  Misys
Assistant Vice President    Banking Systems (November 2000 - June 2006).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ellen P. Schoenfeld,        None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Patrick Schneider,          Formerly  Human  Resources  Manager at ADT Security
Assistant Vice President    Services (December 2001 - July 2006).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Scott A. Schwegel,          None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Allan P. Sedmak,            None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jennifer L. Sexton,         Senior Vice  President  of OFI Private  Investments
Vice President              Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Asutosh Shah,               Formerly   Vice    President   at   Merrill   Lynch
Vice President              Investment   Managers  (February  2002  -  February
                            2006).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kamal Shah,                 None.
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Navin Sharma,               None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Tammy Sheffer,              None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mary Dugan Sheridan,        None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David C. Sitgreaves,        None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael Skatrud,            Formerly (as of March 2007)  Corporate Bond Analyst
Assistant Vice President    at Putnam Investments.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Enrique H. Smith,           None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kevin Smith,                None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Louis Sortino,              None
Vice President:
Rochester Division
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Keith J. Spencer,           None
Senior Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Marco Antonio Spinar,       None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Brett Stein,                Formerly  Vice  President  of  Client  Services  at
Vice President              XAware, Inc. (October 2002 - August 2006).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard A. Stein,           None
Vice President:
Rochester Division
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Arthur P. Steinmetz,        Senior  Vice   President   of   HarbourView   Asset
Senior Vice President       Management Corporation.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jennifer Stevens,           None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Benjamin Stewart,           None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Peter Strzalkowski,         Formerly  (as  of  August  2007)   Founder/Managing
Vice President              Partner at Vector Capital Management.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John P. Stoma,              Senior   Vice    President   of    OppenheimerFunds
Senior Vice President       Distributor, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Amy Sullivan,               None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Deborah A. Sullivan,        Secretary of OFI Trust Company.
Vice President & Assistant
Counsel
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael Sussman,            Vice  President  of  OppenheimerFunds  Distributor,
Vice President              Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas Swaney,              None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Brian C. Szilagyi,          None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Martin Telles,              Senior   Vice    President   of    OppenheimerFunds
Senior Vice President       Distributor, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Charles Toomey,             None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Vincent Toner,              None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Melinda Trujillo,           Formerly  Senior  Manager at CoBank,  ACB  (January
Assistant Vice President    2004 - April 2006).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Leonid Tsvayg,              None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Keith Tucker,               None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Cameron Ullyatt,            None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Angela Uttaro,              None
Assistant Vice President:
Rochester Division
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mark S. Vandehey,           Vice  President  and Chief  Compliance  Officer  of
Senior Vice President &     OppenheimerFunds   Distributor,   Inc.,  Centennial
Chief Compliance Officer    Asset   Management   Corporation   and  Shareholder
                            Services,   Inc.;  Chief   Compliance   Officer  of
                            HarbourView  Asset  Management  Corporation,   Real
                            Asset  Management,   Inc.,   Shareholder  Financial
                            Services,   Inc.,  Trinity  Investment   Management
                            Corporation,  OppenheimerFunds  Legacy Program, OFI
                            Private  Investments Inc. and OFI Trust Company and
                            OFI Institutional Asset Management, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maureen Van Norstrand,      None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Nancy Vann,                 None
Vice President & Associate
Counsel
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Rene Vecka,                 None
Assistant Vice President:
Rochester Division
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Vincent Vermette,           Assistant   Vice   President  of   OppenheimerFunds
Vice President              Distributor, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Elaine Villas-Obusan,       None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jake Vogelaar,              None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Phillip F. Vottiero,        None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lisa Walsh,                 None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jerry A. Webman,            Senior  Vice   President   of   HarbourView   Asset
Senior Vice President       Management Corporation.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Christopher D. Weiler,      None
Vice President:
Rochester Division
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Barry D. Weiss,             Vice  President  of  HarbourView  Asset  Management
Vice President              Corporation  and  of  Centennial  Asset  Management
                            Corporation.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Melissa Lynn Weiss,         None
Vice President & Associate
Counsel
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Christine Wells,            None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Joseph J. Welsh,            Vice  President  of  HarbourView  Asset  Management
Vice President              Corporation.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Catherine M. White,         Assistant   Vice   President  of   OppenheimerFunds
Assistant Vice President    Distributor,  Inc.;  member of the American Society
                            of Pension Actuaries (ASPA) since 1995.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Troy Willis,                None
Assistant Vice President,
Rochester Division
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mitchell Williams,          None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Julie Wimer,                None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Donna M. Winn,              President,  Chief  Executive  Officer & Director of
Senior Vice President       OFI Private  Investments Inc.; Director & President
                            of  OppenheimerFunds  Legacy  Program;  Senior Vice
                            President of OppenheimerFunds Distributor, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Philip Witkower,            Senior   Vice    President   of    OppenheimerFunds
Senior Vice President       Distributor, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Brian W. Wixted,            Treasurer   of   HarbourView    Asset    Management
Senior Vice President & Corporation;  OppenheimerFunds  International Ltd.,
Treasurer                   Oppenheimer    Real   Asset    Management,    Inc.,
                            Shareholder Services,  Inc.,  Shareholder Financial
                            Services,  Inc., OFI Private  Investments Inc., OFI
                            Institutional      Asset     Management,      Inc.,
                            OppenheimerFunds  plc and  OppenheimerFunds  Legacy
                            Program;  Treasurer and Chief Financial  Officer of
                            OFI   Trust   Company;   Assistant   Treasurer   of
                            Oppenheimer Acquisition Corp.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Carol E. Wolf,              Senior  Vice   President   of   HarbourView   Asset
Senior Vice President       Management  Corporation  and  of  Centennial  Asset
                            Management Corporation;  serves on the Board of the
                            Colorado Ballet.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Meredith Wolff,             None.
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Oliver Wolff,               None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kurt Wolfgruber,            Director   of   Tremont   Group   Holdings,   Inc.,
President, Chief            HarbourView  Asset  Management  Corporation and OFI
Investment Officer &        Institutional  Asset  Management,  Inc. (since June
Director                    2003).    Management    Director   of   Oppenheimer
                            Acquisition Corp. (since December 2005).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Caleb C. Wong,              None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Edward C. Yoensky,          None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Geoff Youell,               None.
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lucy Zachman,               None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert G. Zack,             General  Counsel  of  Centennial  Asset  Management
Executive Vice President &  Corporation;   General   Counsel  and  Director
General Counsel             of OppenheimerFunds  Distributor,  Inc.;  Senior  Vice
                            President and General Counsel of HarbourView  Asset
                            Management  Corporation and OFI Institutional Asset
                            Management,  Inc.;  Senior Vice President,  General
                            Counsel  and  Director  of  Shareholder   Financial
                            Services,  Inc.,  Shareholder  Services,  Inc., OFI
                            Private    Investments    Inc.;    Executive   Vice
                            President,  General  Counsel  and  Director  of OFI
                            Trust Company;  Director and Assistant Secretary of
                            OppenheimerFunds    International   Limited;   Vice
                            President,   Secretary   and  General   Counsel  of
                            Oppenheimer    Acquisition   Corp.;   Director   of
                            OppenheimerFunds      International     Distributor
                            Limited; Vice President of OppenheimerFunds  Legacy
                            Program;    Vice    President   and   Director   of
                            Oppenheimer Partnership Holdings Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Neal A. Zamore,             None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Anna Zatulovskaya,          None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mark D. Zavanelli,          None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Alex Zhou,                  None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ronald Zibelli, Jr.         Formerly  Managing  Director  and Small Cap  Growth
Vice President              Team Leader at Merrill Lynch.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Arthur J. Zimmer,           Senior  Vice   President   of   HarbourView   Asset
Senior Vice President       Management Corporation.
--------------------------------------------------------------------------------

The Oppenheimer Funds include the following:

Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Limited Term New York Municipal Fund (a series of Rochester Portfolio Series)
OFI Tremont Core Strategies Hedge Fund
OFI Tremont Market Neutral Hedge Fund
Oppenheimer Absolute Return Fund
Oppenheimer AMT-Free Municipals
Oppenheimer AMT-Free New York Municipals
Oppenheimer Balanced Fund
Oppenheimer Baring China Fund
Oppenheimer Baring Japan Fund
Oppenheimer Baring SMA International Fund
Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Commodity Strategy Total Return Fund
Oppenheimer Convertible Securities Fund (a series of Bond Fund Series)
Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Dividend Growth Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Enterprise Fund
Oppenheimer Equity Fund, Inc.
Oppenheimer Equity Income Fund, Inc.
Oppenheimer Global Fund
Oppenheimer Global Opportunities Fund
Oppenheimer Global Value Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer International Bond Fund
Oppenheimer Institutional Money Market Fund
Oppenheimer International Diversified Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer International Value Fund (a series of Oppenheimer International
Value Trust)
Oppenheimer Limited Term California Municipal Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal
Fund)
Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer MidCap Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-State Municipal Trust (3 series):
     Oppenheimer New Jersey Municipal Fund
     Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer Rochester National Municipals
Oppenheimer Portfolio Series (4 series)
     Active Allocation Fund
     Equity Investor Fund
     Conservative Investor Fund
     Moderate Investor Fund
Oppenheimer Principal Protected Main Street Fund (a series of Oppenheimer
Principal
     Protected Trust)
Oppenheimer Principal Protected Main Street Fund II (a series of Oppenheimer
Principal
     Protected Trust II)
Oppenheimer Principal Protected Main Street Fund III (a series of Oppenheimer
Principal
     Protected Trust III)
Oppenheimer Quest For Value Funds (3 series)
     Oppenheimer Quest Balanced Fund
     Oppenheimer Quest Opportunity Value Fund
     Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Real Estate Fund
Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Select Value Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Series Fund, Inc. (1 series):
Oppenheimer Value Fund
Oppenheimer SMA Core Bond Fund
Oppenheimer SMA International Bond Fund
Oppenheimer Strategic Income Fund
Oppenheimer Transition 2010 Fund
Oppenheimer Transition 2015 Fund
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Tremont Market Neutral Fund, LLC
Oppenheimer Tremont Opportunity Fund, LLC
Oppenheimer U.S. Government Trust
Oppenheimer Variable Account Funds (11 series):
     Oppenheimer Balanced Fund/VA
     Oppenheimer Capital Appreciation Fund/VA
     Oppenheimer Core Bond Fund/VA
     Oppenheimer Global Securities Fund/VA
     Oppenheimer High Income Fund/VA
     Oppenheimer Main Street Fund/VA
     Oppenheimer Main Street Small Cap Fund/VA
     Oppenheimer MidCap Fund/VA
     Oppenheimer Money Fund/VA
     Oppenheimer Strategic Bond Fund/VA
     Oppenheimer Value Fund/VA
Panorama Series Fund, Inc. (4 series):
     Government Securities Portfolio
     Growth Portfolio
     Oppenheimer International Growth Fund/VA
     Total Return Portfolio
Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial
Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services,
Centennial Asset Management Corporation, and OppenheimerFunds Legacy Program
is 6803 South Tucson Way, Centennial, Colorado 80112-3924.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc.,
HarbourView Asset Management Corporation, Oppenheimer Acquisition Corp., OFI
Private Investments Inc., OFI Institutional Asset Management, Inc.
Oppenheimer Real Asset Management, Inc. and OFI Trust Company is Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008.

The address of Tremont Group Holdings, Inc. is 555 Theodore Fremd Avenue,
Suite 206-C, Rye, New York 10580.

The address of OppenheimerFunds International Ltd. is 30 Herbert Street,
Dublin 2, Ireland.

The address of Trinity Investment Management Corporation is 301 North Spring
Street, Bellefonte, Pennsylvania 16823.

The address of OppenheimerFunds International Distributor Limited is Suite
1601, Central Tower, 28 Queen's Road Central, Hong Kong.

Item 27. Principal Underwriter

(a)   OppenheimerFunds Distributor, Inc. is the Distributor of the
Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and Part B of this
Registration Statement and listed in Item 26(b) above (except Panorama Series
Fund, Inc.) and for MassMutual Institutional Funds.

(b)   The directors and officers of the Registrant's principal underwriter are:

----------------------------------------------------------------------------------
Name & Principal                 Position & Office        Position and Office
Business Address                 with Underwriter         with Registrant
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Timothy Abbhul(1)                Vice President and       None
                                 Treasurer
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Robert Agan(1)                   Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Anthony Allocco(2)               Assistant Vice President None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Janette Aprilante(2)             Secretary                None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
James Barker                     Vice President           None
1723 W. Nelson Street
Chicago, IL 60657
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Kathleen Beichert(1)             Senior Vice President    None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Rocco Benedetto(2)               Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Thomas Beringer                  Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Rick Bettridge                   Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Tracey Blinzler(1)               Assistant Vice President None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
David A. Borrelli                Vice President           None
105 Black Calla Ct.
San Ramon, CA 94583
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Jeffrey R. Botwinick             Vice President           None
4431 Twin Pines Drive
Manlius, NY 13104
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Sarah Bourgraf(1)                Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Bryan Bracchi                    Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Michelle Brennan(2)              Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Joshua Broad(2)                  Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Kevin E. Brosmith                Senior Vice President    None
5 Deer Path
South Natlick, MA 01760
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Jeffrey W. Bryan                 Vice President           None
1048 Malaga Avenue
Coral Gables, FL 33134
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Patrick Campbell(1)              Assistant Vice President None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Robert Caruso                    Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Donelle Chisolm(2)               Assistant Vice President None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Andrew Chonofsky                 Vice President           None
109 Wade Avenue, Apt. 365
Raleigh, NC 27605
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Angelanto Ciaglia(2)             Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Melissa Clayton(2)               Assistant Vice President None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Craig Colby(2)                   Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Rodney Constable(1)              Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Susan Cornwell(1)                Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Neev Crane                       Vice President           None
1530 Beacon Street, Apt. #1403
Brookline, MA 02446
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Michael Daley                    Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Fredrick Davis                   Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
John Davis(2)                    Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Stephen J. Demetrovits(2)        Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Steven Dombrower                 Vice President           None
13 Greenbrush Court
Greenlawn, NY 11740
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
George P. Dougherty              Vice President           None
328 Regency Drive
North Wales, PA 19454
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Cliff H. Dunteman                Vice President           None
N 53 W 27761 Bantry Road
Sussex, WI 53089-45533
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Beth Arthur Du Toit(1)           Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Hillary Eigen(2)                 Assistant Vice President None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Kent M. Elwell                   Vice President           None
35 Crown Terrace
Yardley, PA 19067
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Gregg A. Everett                 Vice President           None
4328 Auston Way
Palm Harbor, FL 34685-4017
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
George R. Fahey                  Senior Vice President    None
9511 Silent Hills Lane
Lone Tree, CO 80124
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Eric C. Fallon                   Vice President           None
10 Worth Circle
Newton, MA 02458
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
James Fereday                    Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Joseph Fernandez                 Vice President           None
1717 Richbourg Park Drive
Brentwood, TN 37027
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Mark J. Ferro                    Senior Vice President    None
104 Beach 221st Street
Breezy Point, NY 11697
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ronald H. Fielding(3)            Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Bradley Finkle(2)                Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Eric P. Fishel                   Vice President           None
725 Boston Post Rd., #12
Sudbury, MA 01776
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Patrick W. Flynn                 Senior Vice President    None
14083 East Fair Avenue
Englewood, CO 80111
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
John E. Forrest(2)               Senior Vice President    None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
John ("J") Fortuna(2)            Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Jayme D. Fowler                  Vice President           None
3818 Cedar Springs Road,
#101-349
Dallas, TX 75219
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
William Friebel                  Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Alyson Frost                     Assistant Vice President None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Richard Fuermann                 Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Lucio Giliberti                  Vice President           None
6 Cyndi Court
Flemington, NJ 08822
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Michael Gottesman                Vice President           None
255 Westchester Way
Birmingham, MI 48009
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Raquel Granahan(4)               Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ralph Grant                      Senior Vice President    None
10 Boathouse Close
Mt. Pleasant, SC 29464
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Kahle Greenfield(2)              Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Robert Grill(2)                  Senior Vice President    None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Eric Grossjung                   Vice President           None
4002 N. 194th Street
Elkhorn, NE 68022
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Michael D. Guman                 Vice President           None
3913 Pleasant Avenue
Allentown, PA 18103
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
James E. Gunter                  Vice President           None
603 Withers Circle
Wilmington, DE 19810
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Garrett Harbron                  Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Kevin J. Healy(2)                Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Wendy G. Hetson(2)               Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Jennifer Hoelscher(1)            Assistant Vice President None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
William E. Hortz(2)              Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Edward Hrybenko(2)               Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Amy Huber(1)                     Assistant Vice President None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Brian F. Husch                   Vice President           None
37 Hollow Road
Stonybrook, NY 11790
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Patrick Hyland(2)                Assistant Vice President None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Keith Hylind(2)                  Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Kathleen T. Ives(1)              Vice President &         Assistant Secretary
                                 Assistant Secretary
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Shonda Rae Jaquez(2)             Assistant Vice President None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Nivan Jaleeli                    Vice President           None
13622 E. Geronimo Rd.
Scottsdale, AZ 85259
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Eric K. Johnson                  Vice President           None
8588 Colonial Drive
Lone Tree, CO 80124
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Elyse Jurman                     Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Matthew Kasa                     Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Thomas Keffer(2)                 Senior Vice President    None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Christina J. Keller(2)           Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Michael Keogh(2)                 Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Brian Kiley(2)                   Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Lisa Klassen(1)                  Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Richard Klein                    Senior Vice President    None
4820 Fremont Avenue South
Minneapolis, MN 55419
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Richard Knott(1)                 President and Director   None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Brent A. Krantz                  Senior Vice President    None
61500 Tam McArthur Loop
Bend, OR 97702
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Eric Kristenson(2)               Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
David T. Kuzia                   Vice President           None
10258 S. Dowling Way
Highlands Ranch, CO 80126
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Tracey Lange(2)                  Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Jesse Levitt(2)                  Assistant Vice President None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Eric J. Liberman                 Vice President           None
27 Tappan Ave., Unit West
Sleepy Hollow, NY 10591
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Malissa Lischin(2)               Assistant Vice President None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Christina Loftus(2)              Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Thomas Loncar                    Vice President           None
1401 North Taft Street, Apt. 726
Arlington, VA 22201
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Craig Lyman                      Vice President           None
7425 Eggshell Drive
N. Las Vegas, NV 89084
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Peter Maddox(2)                  Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Michael Malik                    Vice President           None
546 Idylberry Road
San Rafael, CA 94903
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Steven C. Manns                  Vice President           None
1627 N. Hermitage Avenue
Chicago, IL 60622
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Todd A. Marion                   Vice President           None
24 Midland Avenue
Cold Spring Harbor, NY 11724
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
LuAnn Mascia(2)                  Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Michael McDonald                 Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
John C. McDonough                Senior Vice President    None
533 Valley Road
New Canaan, CT 06840
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Kent C. McGowan                  Vice President           None
9510 190th Place SW
Edmonds, WA 98020
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Brian F. Medina                  Vice President           None
3009 Irving Street
Denver, CO 80211
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
William Meerman                  Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Daniel Melehan                   Vice President           None
906 Bridgeport Court
San Marcos, CA 92069
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Saul Mendoza                     Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Mark Mezzanotte                  Vice President           None
16 Cullen Way
Exeter, NH 03833
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Matthew L. Michaelson            Vice President           None
1250 W. Grace, #3R
Chicago, IL 60613
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Noah Miller(1)                   Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Clint Modler(1)                  Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Robert Moser                     Vice President           None
9650 East Aspen Hill Circle
Lone Tree, CO 80124
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
David W. Mountford               Vice President           None
7820 Banyan Terrace
Tamarac, FL 33321
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Gzim Muja                        Vice President           None
269 S. Beverly Dr. #807
Beverly Hills, CA 90212
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Matthew Mulcahy(2)               Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Wendy Jean Murray                Vice President           None
32 Carolin Road
Upper Montclair, NJ 07043
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
John S. Napier                   Vice President           None
17 Hillcrest Ave.
Darien, CT 06820
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Christina Nasta(2)               Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Kevin P. Neznek(2)               Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Bradford G. Norford              Vice President           None
5095 Lahinch Ct.
Westerville, OH 43082
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Alan Panzer                      Vice President           None
6755 Ridge Mill Lane
Atlanta, GA 30328
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Donald Pawluk(2)                 Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Brian C. Perkes                  Vice President           None
6 Lawton Ct.
Frisco, TX 75034
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Wayne Perry                      Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Charles K. Pettit(2)             Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Rachel Powers                    Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Nicole Pretzel                   Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Elaine M. Puleo-Carter(2)        Senior Vice President    None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Minnie Ra                        Vice President           None
100 Dolores Street, #203
Carmel, CA 93923
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Dusting Raring                   Vice President           None
27 Blakemore Drive
Ladera Ranch, CA 92797
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Michael A. Raso                  Vice President           None
3 Vine Place
Larchmont, NY 10538
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Richard E. Rath                  Vice President           None
46 Mt. Vernon Ave.
Alexandria, VA 22301
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ramsey Rayan                     Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
William J. Raynor(5)             Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Corry Read(2)                    Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ruxandra Risko(2)                Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
David R. Robertson(2)            Senior Vice President    None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ian M. Roche                     Vice President           None
7070 Bramshill Circle
Bainbridge, OH 44023
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Michael Rock                     Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Kenneth A. Rosenson              Vice President           None
24753 Vantage Pt. Terrace
Malibu, CA 90265
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Thomas Sabow                     Vice President           None
6617 Southcrest Drive
Edina, MN 55435
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
John Saunders                    Vice President           None
2251 Chantilly Ave.
Winter Park, FL 32789
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Thomas Schmitt                   Vice President           None
40 Rockcrest Rd
Manhasset, NY 11030
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
William Schories                 Vice President           None
3 Hill Street
Hazlet, NJ 07730
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Jennifer Sexton(2)               Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Eric Sharp                       Vice President           None
862 McNeill Circle
Woodland, CA 95695
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Debbie A. Simon                  Vice President           None
55 E. Erie St., #4404
Chicago, IL 60611
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Bryant Smith                     Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Christopher M. Spencer           Vice President           None
2353 W 118th Terrace
Leawood, KS 66211
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
John A. Spensley                 Vice President           None
375 Mallard Court
Carmel, IN 46032
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Alfred St. John(2)               Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Bryan Stein                      Vice President           None
8 Longwood Rd.
Voorhees, NJ 08043
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
John Stoma(2)                    Senior Vice President    None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Wayne Strauss(3)                 Assistant Vice President None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Brian C. Summe                   Vice President           None
2479 Legends Way
Crestview Hills, KY 41017
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Michael Sussman(2)               Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
George T. Sweeney                Senior Vice President    None
5 Smokehouse Lane
Hummelstown, PA 17036
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
William K. Tai                   Vice President           None
12701 Prairie Drive
Urbandale, IA 50323
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
James Taylor(2)                  Assistant Vice President None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Martin Telles(2)                 Senior Vice President    None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Paul Temple(2)                   Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
David G. Thomas                  Vice President           None
16628 Elk Run Court
Leesburg, VA 20176
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Mark S. Vandehey(1)              Vice President and       Vice President and
                                 Chief Compliance Officer Chief Compliance
                                                          Officer
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Vincent Vermete(2)               Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Darren Walsh(1)                  Executive Vice President None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Patrick Walsh                    Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Kenneth Lediard Ward             Vice President           None
1400 Cottonwood Valley Circle N.
Irving, TX 75038
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Teresa Ward(1)                   Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Janeanne Weickum                 Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Michael J. Weigner               Vice President           None
4905 W. San Nicholas Street
Tampa, FL 33629
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Donn Weise                       Vice President           None
3249 Earlmar Drive
Los Angeles, CA 90064
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Chris G. Werner                  Vice President           None
98 Crown Point Place
Castle Rock, CO 80108
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Catherine White(2)               Assistant Vice President None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ryan Wilde(1)                    Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Julie Winer(2)                   Assistant Vice President None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Donna Winn(2)                    Senior Vice President    None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Peter Winters                    Vice President           None
911 N. Organce Ave, Pat. 514
Orlando, FL 32801
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Patrick Wisneski(1)              Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Philip Witkower(2)               Senior Vice President    None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Kurt Wolfgruber                  Director                 None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Meredith Wolff(2)                Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Michelle Wood(2)                 Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Cary Patrick Wozniak             Vice President           None
18808 Bravata Court
San Diego, CA 92128
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
John Charles Young               Vice President           None
3914 Southwestern
Houston, TX 77005
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Jill Zachman(2)                  Vice President           None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Robert G. Zack(2)                General Counsel &        Secretary
                                 Director
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Steven Zito(1)                   Vice President           None
----------------------------------------------------------------------------------

(1)6803 South Tucson Way, Centennial, CO 80112-3924
(2)Two World Financial  Center,  225 Liberty Street,  11th Floor, New York, NY
10281-1008
(3)350 Linden Oaks, Rochester, NY 14623
(4)555 Theodore Fremd Avenue, Rye, NY 10580
(5)Independence Wharf, 470 Atlantic Avenue, 11th Floor, Boston, MA 02210

(c)   Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by
Registrant pursuant to Section 31(a) of the Investment Company Act of 1940
and rules promulgated thereunder are in the possession of OppenheimerFunds,
Inc. at its offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

                                  SIGNATURES

Pursuant  to  the  requirements  of the  Securities  Act of  1933  and/or  the
Investment  Company  Act  of  1940,  the  certifies  that  it  meets  all  the requirements for  effectiveness  of this  Registration  Statement  pursuant to
Rule  485(b)  under  the  Securities  Act of 1933  and has  duly  caused  this
Registration  Statement  to be  signed  on  its  behalf  by  the  undersigned, thereunto  duly  authorized,  in the City of New York and State of New York on
the 31st day of October, 2007.

                        OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                        By: John V. Murphy*
                        ----------------------------------------------
                        John V. Murphy, President,
                        Principal Executive Officer & Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration
Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                    Title                         Date

Brian F. Wruble*              Chairman of the               October 31, 2007
Brian F. Wruble               Board of Trustees

John V. Murphy*               President, Principal          October31, 2007
John V. Murphy                Executive Officer and Trustee

Brian W. Wixted*              Treasurer, Principal          October 31, 2007
Brian W. Wixted               Financial & Accounting Officer

David K. Downes*              Trustee                       October 31, 2007
David K. Downes

Matthew P. Fink*              Trustee                       October 31, 2007
Matthew P.Fink

Robert G. Galli*              Trustee                       October 31, 2007
Robert G. Galli

Phillip A. Griffiths*         Trustee                       October 31, 2007
Phillip A. Griffiths

Mary F. Miller*               Trustee                       October 31, 2007
Mary F. Miller

Joel W. Motley*               Trustee                       October 31, 2007
Joel W. Motley

Russell S. Reynolds, Jr.*     Trustee                       October 31, 2007
Russell S. Reynolds, Jr.

Joseph M. Wikler*             Trustee                       October 31, 2007
Joseph M. Wikler

Peter I. Wold*                Trustee                         October 31, 2007
Peter I. Wold

*By:  /s/ Mitchell J. Lindauer
      Mitchell J. Lindauer, Attorney-in-Fact

                    OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                       Post-Effective Amendment No. 29

                     Registration Statement No. 33-23566

                                EXHIBIT INDEX

Exhibit No.       Description

23(j)             Independent Registered Public Accounting Firm's consent